                                                     Registration Nos. 333-34199
                                                                       811-04867

       As filed with the Securities and Exchange Commission on May 1, 2009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                        Pre-effective Amendment No. [  ]
                       Post-Effective Amendment No. [22]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. [14]                         [X]

                VARIABLE ACCOUNT II OF AIG LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           AIG LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 One ALICO Plaza
                                 600 King Street
                           Wilmington, Delaware 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)

                                 70 Pine Street
                            New York, New York 10270

                                 (212) 770-7000
               (Guarantor's Telephone Number, including Area Code)

                              Lauren W. Jones, Esq.
                                  Chief Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

____ It is proposed that this filing will become effective

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] on May 1, 2009 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(SM)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AIG Life Insurance Company ("AIG Life") through its Variable Account II

                            This prospectus is dated
                                   May 1, 2009

AIG Life Insurance Company ("AIG Life") is offering life insurance coverage under the Executive Advantage(SM) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the Beneficiary. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AIG Life, please see page 5.

The Index of Special Words and Phrases on page 51 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The Guaranteed Account is part of our general account. You can use AIG Life's Variable Account II ("Variable Account") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..    AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
     VPS")

..    American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..    BlackRock Variable Series Funds, Inc. ("BlackRock")

..    Credit Suisse Trust ("Credit Suisse Trust")

..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")

..    Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")

..    JPMorgan Insurance Trust ("JPMorgan")

..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..    PIMCO Variable Insurance Trust ("PIMCO VIT")

..    The Universal Institutional Funds, Inc. ("UIF")

..    VALIC Company I ("VALIC Co. I")

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 18 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AIG Life representative or from our Administrative Center shown on page 5 of this prospectus.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY ..................................................    6
POLICY BENEFITS ................................................................    6
   Death Benefit ...............................................................    6
      Death Benefit Proceeds ...................................................    6
      Death Benefit Options ....................................................    6
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans ............    6
      Full Surrenders ..........................................................    6
      Partial Surrenders .......................................................    7
      Transfers ................................................................    7
      Loans ....................................................................    7
   Premiums ....................................................................    7
      Flexibility of Premiums ..................................................    7
      Free Look ................................................................    7
   The Policy ..................................................................    7
      Ownership Rights .........................................................    7
      Variable Account .........................................................    7
      Guaranteed Account .......................................................    8
      Account Value ............................................................    8
      Payment Options ..........................................................    8
      Tax Benefits .............................................................    8
   Supplemental Benefits and Riders ............................................    8
POLICY RISKS ...................................................................    8
   Investment Risk .............................................................   .8
   Risk of Lapse ...............................................................   .9
   Tax Risks ...................................................................    9
   Partial Surrender and Full Surrender Risks ..................................    9
   Policy Loan Risks ...........................................................   10
PORTFOLIO RISKS ................................................................   10
TABLES OF CHARGES ..............................................................   11
GENERAL INFORMATION ............................................................   15
   AIG Life Insurance Company ..................................................   15
   The Variable Account ........................................................   16
   Guarantee of Insurance Obligations ..........................................   16
   Additional Information ......................................................   16
   Communication with AIG Life .................................................   17
      Administrative Center ....................................................   17
   Applying for a Policy .......................................................   17
      Our age requirement for the Insured ......................................   17
      The minimum Face Amount ..................................................   17
      We require a minimum initial premium .....................................   17
      When your coverage will be effective .....................................   17
      General ..................................................................   17
   Variable Investment Options .................................................   18
   Guaranteed Investment Option ................................................   20
   Guaranteed Account Value ....................................................   21
   Voting Privileges ...........................................................   21
   Illustrations ...............................................................   22
POLICY FEATURES ................................................................   22
   Death Benefits ..............................................................   22

      Your Face Amount of insurance ............................................   22
      Your death benefit .......................................................   22
      Life Insurance Proceeds ..................................................   23
      Payment of Life Insurance Proceeds .......................................   23
      Amount of Life Insurance Proceeds ........................................   23
   Tax Qualification Options ...................................................   24
   Changes in Death Benefit Options ............................................   24
      How to request a change ..................................................   24
      Tax consequences of changes in insurance coverage ........................   24
   Premium Payments ............................................................   25
      Restrictions on Premium ..................................................   25
      Minimum Initial Premium ..................................................   25
      Planned Periodic Premium .................................................   25
      Additional Premium .......................................................   25
      Effect of Premium Payments ...............................................   25
      Grace Period .............................................................   26
      Premium Allocations ......................................................   26
      Allocation Rules .........................................................   26
      Crediting Premium ........................................................   26
      Future Premium Payments ..................................................   27
   Premium Payments and Transaction Requests in Good Order .....................   27
   Determining the Account Value ...............................................   27
   Account Value in the Subaccounts ............................................   28
      Accumulation Unit Values .................................................   28
      Net Investment Factor ....................................................   28
      Guaranteed Account Value .................................................   28
      Net Account Value ........................................................   29
      Cash Surrender Value .....................................................   29
      Net Cash Surrender Value .................................................   29
   Transfers ...................................................................   29
      Minimum amount of transfer ...............................................   29
      Form of transfer request .................................................   29
      Transfers from the Guaranteed Account ....................................   29
      Date We Process Your Transfer Request ....................................   29
      Number of Permitted Transfers/Transfer Charge ............................   29
   Dollar Cost Averaging .......................................................   30
      Processing your automatic dollar cost averaging transfers ................   30
   Market Timing ...............................................................   30
   Restrictions Initiated by the Funds and Information Sharing Obligations .....   32
   Changing the Face Amount of Insurance .......................................   32
      Changes in Face Amount ...................................................   32
      Increases in Face Amount .................................................   32
      Decreases in Face Amount .................................................   32
      Consequences of a Change in Face Amount ..................................   33
   Effective Date of Policy and Related Transactions ...........................   33
      Valuation dates, times, and periods ......................................   33
      Fund pricing .............................................................   33
      Date of receipt ..........................................................   33
      Commencement of insurance coverage .......................................   33
      Issue Date; Policy months and years ......................................   33
      Monthly deduction days ...................................................   33

      Commencement of investment performance ...................................   33
      Effective date of other premium payments and requests that you make ......   34
   Reports to Policy Owners ....................................................   34
POLICY TRANSACTIONS ............................................................   35
   Withdrawing Policy Investments ..............................................   35
      Full surrender ...........................................................   35
      Partial surrender ........................................................   35
      Loans ....................................................................   35
      Maximum Loan Amount ......................................................   35
      Interest .................................................................   35
      Loan Account .............................................................   36
      Effect of a Loan .........................................................   36
      Outstanding Loan .........................................................   36
      Loan Repayment ...........................................................   36
   Maturity of your Policy .....................................................   36
   Tax Considerations ..........................................................   36
POLICY PAYMENTS ................................................................   37
   Payment Options .............................................................   37
      Change of payment option .................................................   37
      Tax impact ...............................................................   37
   The Beneficiary .............................................................   37
   Assignment of a Policy ......................................................   37
   Payment of Proceeds .........................................................   37
      General ..................................................................   37
      Delay of Guaranteed Account option proceeds ..............................   37
      Delay for check clearance ................................................   38
      Delay of Variable Account proceeds .......................................   38
      Delay to challenge coverage ..............................................   38
      Delay required under applicable law ......................................   38
ADDITIONAL RIGHTS THAT WE HAVE .................................................   38
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS .................   39
      Underwriting and premium classes .........................................   39
      Policies purchased through "internal rollovers" ..........................   39
      State law requirements ...................................................   39
      Expenses or risks ........................................................   39
      Underlying investments ...................................................   39
CHARGES UNDER THE POLICY .......................................................   39
   Deductions From Premium .....................................................   40
      Monthly Deduction From Account Value .....................................   40
      Administrative Charge ....................................................   40
      Cost of Insurance Charge .................................................   40
   Net Amount at Risk ..........................................................   41
      Rate Classes for Insureds ................................................   41
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits .........   42
   Deduction From Variable Account Assets ......................................   42
   Deductions Upon Policy Transactions .........................................   42
      Transfer Charge ..........................................................   42
      Surrender Charge .........................................................   42
      Surrender Charge Calculation .............................................   43
      Surrender Charge Based On An Increase Or Decrease In Face Amount .........   43
      Partial Surrender Charge .................................................   43

      Partial Surrender Charge Due to Decrease in Face Amount ..................   44
      Partial Surrender Processing Fee .........................................   44
      Discount Purchase Programs ...............................................   44
OTHER POLICY PROVISIONS ........................................................   44
   Right to Exchange ...........................................................   44
   More About Policy Charges ...................................................   44
      Purpose of our charges ...................................................   44
      General ..................................................................   45
   Account Value ...............................................................   45
      Your Account Value .......................................................   45
      Your investment options ..................................................   45
      The Guaranteed Account ...................................................   45
POLICY LAPSE AND REINSTATEMENT .................................................   46
   Reinstatement ...............................................................   46
FEDERAL INCOME TAX CONSIDERATIONS ..............................................   46
   Tax Status of the Policy ....................................................   47
   AIG Life ....................................................................   47
   Diversification and Investor Control ........................................   47
   Tax Treatment of the Policy .................................................   47
   Tax Treatment of Policy Benefits In General .................................   48
   Pre-Death Distribution ......................................................   48
   Policies Not Classified as Modified Endowment Contracts .....................   48
   Modified Endowment Contracts ................................................   48
   Interest on Loans ...........................................................   49
   Policy Exchanges and Modifications ..........................................   49
   Withholding .................................................................   49
   Contracts Issued in Connection With Tax Qualified Pension Plans .............   50
   Possible Charge for AIG Life's Taxes ........................................   50
LEGAL PROCEEDINGS ..............................................................   50
FINANCIAL STATEMENTS ...........................................................   50
INDEX OF SPECIAL WORDS AND PHRASES .............................................   51
APPENDIX A .....................................................................   53

CONTACT INFORMATION: Here is how you can contact us about the AIG Life Executive Advantage Policies:

Administrative Center:       Home Office:
--------------------------   --------------------------
AIG Life Insurance Company   AIG Life Insurance Company
One ALICO Plaza              One ALICO Plaza
600 King Street, CLMK        600 King Street
Wilmington, Delaware 19801   Wilmington, Delaware 19801
1-302-594-2352               1-302-594-2352

                          POLICY BENEFITS/RISKS SUMMARY

     Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 47.

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     You may allocate your Account Value among the 42 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

Death Benefit

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the Insured person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

..    Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:

          .    Level Death Benefit Option or

          .    Increasing Death Benefit Option

     For the Level Death Benefit Option, the death benefit will be the greater of:

          .    Face Amount; or

          . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this death benefit option if you want to minimize your cost of insurance.

     For the Increasing Death Benefit Option, the death benefit will be the greater of:

          .    Face Amount plus the Account Value; or

          . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this death benefit option if you want your death benefit to increase with your Account Value.

     Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 24.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

..    Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your Net Cash Surrender Value. A surrender charge may apply. See "Surrender Charge" on page 42. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    Partial Surrenders: We will not allow a partial surrender during the first
     Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..    Transfers: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..    Loans: You may take a loan from your Policy at any time after the first
     Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

..    Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

          The free look period generally expires the later of:

     .    10 days after you receive the Policy, or

     .    45 days after you sign Part I of the application.

The Policy

..    Ownership Rights: While the Insured person is living, you, as the Owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..    Variable Account: You may direct the money in your Policy to any of the available variable investment options of the Variable Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..    Guaranteed Account: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..    Account Value: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 37.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer no supplemental benefits or riders with this Policy.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any Cash Surrender Value. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no Cash Surrender Value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

     If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum Account Value.

     If you allocate Net Premiums to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

     If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

     If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

Tax Risks

     We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 46.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

     We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     AIG may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AIG representative about our other policies.

     The following tables describe the transaction fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                                                Transaction Fees
---------------------------------------------------------------------  ----------------------------------------
Charge                         When Charge is Deducted   Maximum Guaranteed Charge         Current Charge
----------------------------   -----------------------   -------------------------------   --------------------
Statutory Premium Tax Charge   Upon receipt of each      3.5%/1/ of each premium payment   3.5%/1/ of each
                               premium payment                                             premium payment

DAC Tax Charge                 Upon receipt of each      1%                                0%
                               premium payment

Premium Expense Charge         Upon receipt of each      9% of the amount of each          9% of the amount of
                               premium payment           premium payment                   each premium payment

----------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                                                        Transaction Fees
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Maximum
Charge                                           When Charge is Deducted        Guaranteed Charge          Current Charge
----------------------------------------   ----------------------------------   -----------------   ----------------------------
Surrender Charge

   Maximum Charge/1/                       Upon a partial surrender or a full   $48 per $1,000 of   $0 per $1,000 of Face Amount
                                           surrender of your Policy/2/          Face Amount

   Minimum Charge/3/                       Upon a partial surrender or a full   $13 per $1,000 of   $0 per $1,000 of Face Amount
                                           surrender of your Policy/2/          Face Amount

   Example Charge - for the first Policy   Upon a partial surrender or a full   $26 per $1,000 of   $0 per $1,000 of Face Amount
   year - for a  45 year old male,         surrender of your Policy/2/          Face Amount
   nonsmoker with a Face Amount of
   $100,000

----------

/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 55 at the Policy's date of issue, with a Face Amount of $100,000.

/2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's date of issue, with a Face Amount of $100,000.

                                                         Transaction Fees
----------------------------------------------------------------------------------------------------------------------------------
Charge                                      When Charge is Deducted           Maximum Guaranteed Charge        Current Charge
--------------------------------   ----------------------------------------   -------------------------   ------------------------
Partial Surrender Processing Fee   Upon a partial surrender of your Policy    The lesser of $25 or 2%     $0
                                                                              of the amount of the
                                                                              partial surrender

Transfer Fee                       Upon a transfer of Account Value           $25 for each transfer/1/    $25 for each transfer/1/

Policy Owner Additional            Upon each request for a Policy             $25                         $0
Illustration Charge                illustration after the first in a
                                   Policy year

Flat Monthly Charge                Monthly, at the beginning of each Policy   $10                         $7
                                   Month

First Year Administrative Charge   Monthly, at the beginning of each Policy   $25                         $0
                                   month during the first Policy year

Face Amount Increase Charge        Monthly, at the beginning of each Policy   $25                         $0
                                   month for the 12 months immediately
                                   following the effective date of the
                                   increase

----------
/1/  The first 12 transfers in a Policy year are free of charge.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                          Periodic Charges
                                                 (other than Fund fees and expenses)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Maximum
Charge                                When Charge is Deducted         Guaranteed Charge                   Current Charge
--------------------------------   ----------------------------   ------------------------   ---------------------------------------
Cost of Insurance Charge/1/
   Maximum Charge/2/               Monthly, at the beginning of   $83.33 per $1,000 of Net   $20.72 per $1,000 of Net Amount at Risk
                                   each Policy month              Amount at Risk/3/
   Minimum Charge/4/               Monthly, at the beginning of   $0.08 per $1,000 of Net    $0.02 per $1,000 of Net Amount at Risk
                                   each Policy month              Amount at Risk
   Example Charge for the first    Monthly, at the beginning of   $0.29 per $1,000 of Net    $0.05 per $1,000 of Net Amount at Risk
   Policy year - for a 45 year     each Policy month              Amount at Risk
   old male, nonsmoker,
   medically underwritten with a
   Face Amount of $100,000

Mortality and Expense Risk
Charge
   Policy years 1-4(5)             Daily                          annual effective rate of   annual effective rate of 0.65% of
                                                                  1% of Account Value        Account Value invested in the
                                                                  invested in the            variable investment options
                                                                  variable investment
                                                                  options

Policy Loan Interest Charge        Annually (on your Policy       8% of the Outstanding      8% of the Outstanding Loan balance
                                   anniversary)                   Loan balance

----------
/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 22 of this prospectus.

/2/ The Maximum Charge for both of the maximum guaranteed charge and the current charge occurs during the 12 months following the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's date of issue, with a Face Amount of $100,000.

/3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's date of issue, with a Face Amount of $100,000.

/5/ After the 4th Policy year, the maximum Mortality and Expense Charge will be as follows:

          Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)

          Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2008. Current and future expenses for the Funds may be higher or lower than those shown.

                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
--------------------------------------------------------------------------------
Charge                                                         Maximum   Minimum
------------------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses for all of the Funds
(expenses that are deducted from portfolio assets include
management fees, distribution (12b-1) fees, and other
expenses)/1/                                                    1.80%     0.10%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

     /1/ Currently 5 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2010. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

Charge                                                         Maximum   Minimum
------------------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses for all of the Funds
After Contractual Reimbursement or Fee Waiver                   1.80%     0.10%

                               GENERAL INFORMATION

AIG Life Insurance Company

     AIG Life Insurance Company ("AIG Life") is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. AIG Life's home office address is One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. AIG Life was incorporated in 1962. AIG Life is a wholly owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AIG Life.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"), for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc., common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s

9



shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

The Variable Account

     We established the Variable Account as a separate investment account on June 5, 1986. It is used to support the Policy and other variable universal life insurance policies, and used for other permitted purposes. The Variable Account is registered with the SEC as a unit investment trust under the federal securities laws and qualifies as a "Variable Account" within the meaning of these laws.

     We own the assets in the Variable Account. The Variable Account is divided into subaccounts. The Variable Account may include other subaccounts which are not available under the Policy.

     The assets in the Variable Account may not be used to pay any liabilities of AIG Life other than those arising from the Policies, and AIG Life is obligated to pay all amounts due the Policy Owners under the Policies.

Guarantee of Insurance Obligations

     Certain insurance obligations under the Policies are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AIG Life. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

     As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

     National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AIG Life.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

Communication with AIG Life

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your AIG Life representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AIG Life's addresses under "Contact Information" on page 5 of this prospectus.

Applying for a Policy

     To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

     Our age requirement for the Insured. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

     The minimum Face Amount. The Face Amount must be at least $50,000, for each Insured.

     We require a minimum initial premium. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

     We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

     When your coverage will be effective. Your Policy will become effective after:

     .    We accept your application;

     .    We receive an initial premium payment in an amount we determine; and

     .    We have completed our review of your application to our satisfaction.

     General. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contact Information" on page 5 of this prospectus. .

     You must make the following requests in writing:

          .    transfer of Account Value;

          .    loan;

          .    full surrender;

          .    partial surrender;

          .    change of Beneficiary or contingent Beneficiary;

          .    change of allocation percentages for premium payments;

          .    change of allocation percentages for Policy deductions;

          .    loan repayments or loan interest payments;

          . change of death benefit option or manner of death benefit payment;

          .    change in Face Amount;

          . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and

          .    tax withholding elections.

     You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AIG Life representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

Variable Investment Options

     We divided the Variable Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

Variable Investment Options                                            Investment Adviser (Sub-adviser, if applicable)
--------------------------------------------------------------------   -----------------------------------------------------------
AllianceBernstein VPS Growth and Income Portfolio - Class A            AllianceBernstein L.P.

AllianceBernstein VPS Growth Portfolio - Class A                       AllianceBernstein L.P.

AllianceBernstein VPS Large Cap Growth Portfolio - Class A             AllianceBernstein L.P.

AllianceBernstein VPS Small Cap Growth Portfolio - Class A/1/          AllianceBernstein L.P.

American Century(R) VP Income & Growth Fund                            American Century Investment Management, Inc.

American Century(R) VP International Fund                              American Century Global Investment Management, Inc.

BlackRock Basic Value V.I. Fund - Class I Shares/2/                    BlackRock Advisors, LLC (BlackRock Investment
                                                                       Management, LLC)

BlackRock Fundamental Growth V.I. Fund - Class I Shares/3/             BlackRock Advisors, LLC (BlackRock Investment
                                                                       Management, LLC)

BlackRock Government Income V.I. Fund - Class I Shares                 BlackRock Advisors, LLC (BlackRock Financial
                                                                       Management, Inc.)

BlackRock Value Opportunities V.I. Fund - Class I Shares               BlackRock Advisors, LLC (BlackRock Investment
                                                                       Management, LLC)

Credit Suisse Trust International Equity Flex I Portfolio/4/           Credit Suisse Asset Management, LLC

Credit Suisse Trust International Equity Flex II Portfolio/5/          Credit Suisse Asset Management, LLC

Credit Suisse Trust International Equity Flex III Portfolio/6/         Credit Suisse Asset Management, LLC
Credit Suisse Trust U.S. Equity Flex I Portfolio/7/                    Credit Suisse Asset Management, LLC

Credit Suisse Trust U.S. Equity Flex II Portfolio/8/                   Credit Suisse Asset Management, LLC

Variable Investment Options                                            Investment Adviser (Sub-adviser, if applicable)
--------------------------------------------------------------------   -----------------------------------------------------------
Credit Suisse Trust U.S. Equity Flex III Portfolio/9/                  Credit Suisse Asset Management, LLC

Fidelity(R) VIP Balanced Portfolio - Initial Class                     Fidelity Management & Research Company (FMR Co., Inc.)
                                                                       (Fidelity International Investment Advisors)
                                                                       (Fidelity International Investment Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Investments Money Management, Inc.)
                                                                       (Fidelity Management & Research (U.K.) Inc.)
                                                                       (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class/10/            Fidelity Management & Research Company (FMR Co., Inc.)
                                                                       (Fidelity International Investment Advisors)
                                                                       (Fidelity International Investment Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Management & Research (U.K.) Inc.)
                                                                       (Fidelity Research & Analysis Company)

Fidelity(R) VIP Index 500 Portfolio - Initial Class                    Fidelity Management & Research Company (FMR Co., Inc.)
                                                                       (Geode Capital Management, LLC)

Fidelity(R) VIP Money Market Portfolio - Initial Class                 Fidelity Management & Research Company
                                                                       (Fidelity International Investment Advisors)
                                                                       (Fidelity International Investment Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Money Management, Inc.)
                                                                       (Fidelity Management & Research (U.K.) Inc.)
                                                                       (Fidelity Research & Analysis Company)

Franklin Templeton VIP Templeton Developing Markets Securities         Templeton Asset Management Ltd.
Fund - Class 2

Franklin Templeton VIP Templeton Foreign Securities Fund - Class 2     Templeton Investment Counsel, LLC

Franklin Templeton VIP Templeton Growth Securities Fund - Class 2      Templeton Global Advisors Limited
                                                                       (Templeton Asset Management Limited)

Goldman Sachs VIT Strategic International Equity Fund                  Goldman Sachs Asset Management International

Goldman Sachs VIT Structured U.S. Equity Fund                          Goldman Sachs Asset Management, L.P.

JPMorgan Small Cap Core Portfolio - Class 1 Shares                     J.P. Morgan Investment Management Inc.

Neuberger Berman AMT Partners Portfolio/11/                            Neuberger Berman Management LLC (Neuberger Berman LLC)

PIMCO VIT High Yield Portfolio - Administrative Class                  Pacific Investment Management Company LLC

PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class   Pacific Investment Management Company LLC

PIMCO VIT Real Return Portfolio - Administrative Class                 Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class                  Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class                Pacific Investment Management Company LLC

UIF Core Plus Fixed Income Portfolio - Class I Shares                  Morgan Stanley Investment Management Inc., which does
                                                                       business in certain instances as Van Kampen

UIF Emerging Markets Equity Portfolio - Class I Shares                 Morgan Stanley Investment Management Inc., which does
                                                                       business in certain instances as Van Kampen (Morgan Stanley
                                                                       Investment Management Limited)

UIF High Yield Portfolio - Class I Shares                              Morgan Stanley Investment Management Inc., which does
                                                                       business in certain instances as Van Kampen

UIF Mid Cap Growth Portfolio - Class I Shares                          Morgan Stanley Investment Management Inc., which does
                                                                       business in certain instances as Van Kampen

UIF U.S. Mid Cap Value Portfolio - Class I Shares                      Morgan Stanley Investment Management Inc., which does
                                                                       business in certain instances as Van Kampen

VALIC Co. I International Equities Fund                                VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                                         VALIC* (AIG Global Investment Corp.)

VALIC Co. I Small Cap Index Fund                                       VALIC* (AIG Global Investment Corp.)

Vanguard** VIF Total Bond Market Index Portfolio                       The Vanguard Group, Inc.

Vanguard** VIF Total Stock Market Index Portfolio                      The Vanguard Group, Inc.

---------------

     /1/ The Fund type for AllianceBernstein VPS Small Cap Growth Portfolio - Class A is long-term growth of capital.

     /2/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and income.

     /3/ The Fund type for BlackRock Fundamental Growth V.I. Fund - Class I Shares is long-term growth of capital.

     /4/ The Fund type for Credit Suisse Trust International Equity Flex I Portfolio is capital appreciation.

     /5/ The Fund type for Credit Suisse Trust International Equity Flex II Portfolio is capital appreciation.

     /6/ The Fund type for Credit Suisse Trust International Equity Flex III Portfolio is capital appreciation.

     /7/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.

     /8/ The Fund type for Credit Suisse Trust U.S. Equity Flex II Portfolio is capital growth.

     /9/ The Fund type for Credit Suisse Trust U.S. Equity Flex III Portfolio is capital growth.

     /10/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial
          Class is long-term capital appreciation.

     /11/ The Fund type for Neuberger Berman AMT Partners Portfolio is mid to large cap value.

     *    "VALIC" means The Variable Annuity Life Insurance Company.

     **   "Vanguard" is a trademark of The Vanguard Group, Inc.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 39.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Guaranteed Investment Option

     Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

     We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

     All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually.

The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

     We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

     If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

     You may transfer Account Value into the Guaranteed Investment Option at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Investment Option in a Policy year. Please see "Transfers from the Guaranteed Account" on page 29.

Guaranteed Account Value

     On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

     . the total of all Net Premium, allocated to the Guaranteed Account, plus

     .    any amounts transferred to the Guaranteed Account, plus

     . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

     .    the amount of any transfers from the Guaranteed Account, less

     . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

     . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

     .    the amount of the Loan Account.

     If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Variable Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AIG Life reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Illustrations

     We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

Death Benefits

     Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

     Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 40.

     Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

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



     .    Level Death Benefit Option; or

     .    Increasing Death Benefit Option.

          For the Level Death Benefit Option, the death benefit will be the greater of:

     .    Face Amount; or

     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this death benefit option if you want to minimize your cost of insurance.

     For the Increasing Death Benefit Option, the death benefit will be the greater of:

     .    Face Amount plus the Account Value; or

     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this death benefit option if you want your death benefit to increase with your Account Value.

Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

     .    satisfactory proof of the Insured's death; and

     .    the Policy.

     Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

     We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

     Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

     . the amount of the death benefit determined according to the death benefit option selected; minus

     .    the Outstanding Loan, if any, and accrued loan interest; minus

     .    any overdue monthly deductions if the Insured dies during a Grace
          Period.

Tax Qualification Options

     Section 7702 of the Code provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

     Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the Attained Age, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

     The two tax qualification options are:

     .    Guideline Premium/Cash Value Corridor Test.

     .    Cash Value Accumulation Test.

     You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

Changes in Death Benefit Options

     If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

     How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

     If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

     If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

     Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

     The change will take effect on the next Monthly Anniversary that coincides with or next follows the date we approve your request.

     Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 46 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

Premium Payments

     The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

     Restrictions on Premium. We may not accept any premium payment:

     .    If it is less than $50;

     . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

     . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

     Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

     Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

     You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

     At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

     Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

     Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

     Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

     Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

     . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

     . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

     Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

     We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

     The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

     If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

     If your Policy lapses with an Outstanding Loan you may have taxable income.

     Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

     For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

     Allocation Rules. Your allocation instructions must meet the following requirements:

     .    Each allocation percentage must be a whole number;

     .    Any allocation to a subaccount must be at least 5%; and

     .    the sum of your allocations must equal 100%.

     Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the Policy Date. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of the next Valuation Date.

     If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

     Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

     .    The returns earned by the subaccounts you select.

     .    Interest credited on amounts allocated to the Guaranteed Account.

     We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

Premium Payments and Transaction Requests in Good Order

     We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

     When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 34 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

     We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

Determining the Account Value

     On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

     On each Valuation Date thereafter, your Account Value is equal to:

     .    Your Account Value held in the subaccounts; and

     .    Your Account Value held in the Guaranteed Account.

     Your Account Value will reflect:

     .    the premiums you pay;

     .    the returns earned by the subaccounts you select;

     .    the interest credited on amounts allocated to the Guaranteed Account;

     .    any loans or partial surrender; and

     .    the Policy expenses we deduct.

Account Value in the Subaccounts

     We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

     The number of subaccount accumulation units we credit to your Policy will:

     . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

     . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

     Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the Net Investment Factor for the current Valuation Period.

     Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

     Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

     . the total of all Net Premium, allocated to the Guaranteed Account, plus

     .    any amounts transferred to the Guaranteed Account, plus

     . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

     .    the amount of any transfers from the Guaranteed Account, less

     . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

     . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

     .    the amount of the Loan Account.

     If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

     Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

     Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

     Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

     .    the Cash Surrender Value, less

     .    the Outstanding Loan on that date.

Transfers

     You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

     . Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

     . Form of transfer request -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

     . Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

     Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of the next Valuation Date.

     Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

Dollar Cost Averaging

     Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

     If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

     There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

     Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

     . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

     . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

     We will stop processing automatic transfers if:

     .    The funds in the Money Market subaccount have been depleted;

     . We receive your written request at our Administrative Center to cancel future transfers;

     .    We receive notification of death of the Insured; or

     .    Your Policy goes into the Grace Period.

     Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

Market Timing

     The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

     We are required to monitor the Policies to determine if a Policy Owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

     In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy Owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3)  the second transaction above is considered market timing.

     Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

     In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Restrictions Initiated by the Funds and Information Sharing Obligations

     The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

Changing the Face Amount of Insurance

     Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

     Increases in Face Amount. Any request for an increase:

     .    Must be for at least $10,000;

     . May not be requested in the same Policy year as another request for an increase; and

     .    May not be requested after the Insured has Attained Age 65.

     A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     Decreases in Face Amount. Any request for a decrease:

     .    Must be at least $5,000;

     . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

     . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

     Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

     Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

     Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

     . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your AIG Life representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     You will receive a confirmation within seven days of the transaction of:

     .    the receipt of any premium;

     .    any change of allocation of premiums;

     .    any transfer between subaccounts;

     .    any loan, interest repayment, or loan repayment;

     .    any partial surrender;

     . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

     .    any exercise of your right to cancel;

     .    an exchange of the Policy;

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



     .    full surrender of the Policy.

     Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Variable Account.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 22. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 39.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

     Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

     You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

     Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

     Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

     Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

     When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

     Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

     In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

     If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

     If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

     Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

     . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

     .    accrued interest not yet due.

     Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

Maturity of your Policy

     If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

Tax Considerations

     Please refer to "Federal Income Tax Considerations" on page 46 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

     Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

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



     Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Variable Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Variable Account, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

     Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Variable Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

     . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Variable Account under the direction of a committee or discharge such a committee at any time;

     . operate Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

         VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

     We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

     Underwriting and premium classes. See, "Rate Classes for Insureds" on page 41.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AIG Life is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     Expenses or risks. AIG Life may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

     Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                            CHARGES UNDER THE POLICY

     Periodically, we will deduct expenses related to your Policy. We will deduct these:

     .    from premium, Account Value and from subaccount assets; and

     .    upon certain transactions.

     The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

Deductions From Premium

     We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

     The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

     We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

     In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

     Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

     We will deduct charges on each Monthly Anniversary for:

     .    the administration of your Policy;

     .    the cost of insurance for your Policy; and

     .    the cost associated with mortality and expense risks.

     Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

     Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

Net Amount at Risk

     The Net Amount at Risk is calculated as (a) minus (b) where:

     (a) is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

     (b)  is the current total Account Value.

     However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

     Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

     .    nonsmoker

     .    smoker

     .    substandard for those involving a higher mortality risk

     At our discretion we may offer this Policy on a guaranteed issue basis.

     We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

     If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

     In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

     The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

     Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

     Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

     We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Deduction From Variable Account Assets

     Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1.00% of Variable Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1.00% of your Account Value in the subaccounts for the duration of your Policy.

     The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against all policies. AIG Life receives this charge to pay for these mortality and expense risks.

Deductions Upon Policy Transactions

     Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AIG Life receives this charge to help pay for the expense of making the requested transfer.

     Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AIG Life receives this charge to help recover sales expenses.

     Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

     (a)  is equal to the Face Amount divided by $1,000;

     (b) is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

     (c) is a factor based on the Policy year when the surrender occurs as described in the following table:

Policy Year   Factor
-----------   ------
     1         100%
     2         100%
     3         100%
     4         100%
     5         100%
     6         90%
     7         80%
     8         70%
     9         60%
    10         50%
    11         40%
    12         30%
    13         20%
    14         10%
    15+         0%

     A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

     Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

     Partial Surrender Charge. We may deduct a partial surrender charge:

     .    upon a partial surrender; and

     .    if you decrease your Policy's Face Amount.

     We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

     Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

     Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

     Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                             OTHER POLICY PROVISIONS

Right to Exchange

     You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

     .    within 24 months after the Issue Date while the Policy is in force; or

     .    within 24 months of any increase in Face Amount of the Policy; or

     . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

     When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

     AIG Life may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AIG Life representative about our other policies.

Account Value

     Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 40 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 18 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 39 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AIG Life representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

     The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Variable Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

     We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

     The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                         POLICY LAPSE AND REINSTATEMENT

Reinstatement

     If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

     . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

     .    Provide evidence of insurability satisfactory to us;

     . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
          (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

     . Repay or reinstate any loan which existed on the date the Policy ended.

     The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

     We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

Tax Status of the Policy

     A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AIG Life

     We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

Diversification and Investor Control

     The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your Policy. You would have taxable income even though you have not received any payments under the Policy.

     Although we do not have direct control over the investments or activities of the portfolios in which the subaccount invests, we intend that each portfolio in which the subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements.

     A variable universal life insurance Policy could fail to be treated as a life insurance contract for tax purposes if the Owner of the Policy has such control over the investments underlying the Policy (e.g., by being able to transfer values among many portfolios with only limited restrictions) so as to be considered the Owner of the underlying investments. There is some uncertainty on this point because only limited guidance has been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on your rights to control investment designations under the Policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

Tax Treatment of the Policy

     Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

     With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

     With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

     If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under
Section 7702.

     As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. The maximum guaranteed cost of insurance rates for this policy remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

Tax Treatment of Policy Benefits In General

     This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

Pre-Death Distribution

     The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

Policies Not Classified as Modified Endowment Contracts

     . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

     . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

     . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

     . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

     . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

Interest on Loans

     Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

Policy Exchanges and Modifications

     Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.

Withholding

     We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

     You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Contracts Issued in Connection With Tax Qualified Pension Plans

     Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

Possible Charge for AIG Life's Taxes

     At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the Policy.

                                LEGAL PROCEEDINGS

     AIG Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

     The Financial Statements of AIG Life, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 600 King Street, CLMK, Wilmington, Delaware, 19801 or call us at 1-302-594-2352. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                       INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Variable Account and Guaranteed Account attributable to your Policy.

Administrative Center. One ALICO Plaza, 600 King Street, CLMK, Wilmington, Delaware 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Variable Account. Variable Account II, a separate investment account of ours.

                                   APPENDIX A

                        Maximum Initial Surrender Charge
                   Per $1,000 of Initial Specified Face Amount

Issue Age     Sex    Smoker Status   Surrender Charge
---------   ------   -------------   ----------------
   25        Male      Nonsmoker          $16.00
   35        Male      Nonsmoker           20.00
   45        Male      Nonsmoker           26.00
   55        Male      Nonsmoker           38.00
   65        Male      Nonsmoker           46.00
   75        Male      Nonsmoker           44.00
   25        Male        Smoker            18.00
   35        Male        Smoker            23.00
   45        Male        Smoker            32.00
   55        Male        Smoker            48.00
   65        Male        Smoker            47.00
   75        Male        Smoker            46.00
   25       Female     Nonsmoker           14.00
   35       Female     Nonsmoker           18.00
   45       Female     Nonsmoker           23.00
   55       Female     Nonsmoker           33.00
   65       Female     Nonsmoker           45.00
   75       Female     Nonsmoker           44.00
   25       Female       Smoker            16.00
   35       Female       Smoker            20.00
   45       Female       Smoker            26.00
   55       Female       Smoker            37.00
   65       Female       Smoker            46.00
   75       Female       Smoker            44.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                 PRIVACY NOTICE

--------------------------------------------------------------------------
American General Life Companies      .   We have physical, electronic,
knows that your privacy is               and procedural safeguards in
important. You have received this        place that were designed to
notice as required by law and            protect Nonpublic Personal
because you are now or may be a          Information.
customer of one of our companies.
This notice will advise you of the   .   We do not share Nonpublic
types of Nonpublic Personal              Personal Information about you
Information we collect, how we use       except as allowed by law.
it, and what we do to protect your
privacy.                             .   We may disclose all types of
                                         Nonpublic Personal Information
"Nonpublic Personal Information"         that we collect, including
refers to personally identifiable        information regarding your
information that is not available        transactions or experiences
to the public.                           with us, when needed, to:

"Employees, Representatives,            (i) Our Employees,
Agents, and Selected Third Parties"     Representatives, Agents, and
refers to individuals or entities       Selected Third Parties, as
who act on our behalf.                  permitted by law; or

..   Our Employees, Representatives,     (ii) other organizations with
    Agents, and Selected Third          which we have joint marketing
    Parties may collect Nonpublic       agreements as permitted by law.
    Personal Information about you,
    including information:           .   The types of companies and
                                         persons to whom we may
   .   Given to us on applications       disclose Nonpublic Personal
       or other forms;                   Information as permitted by
                                         law include: banks; attorneys;
   .   About transactions with us,       trustees; third-party
       our affiliates, or third          administrators; insurance
       parties;                          agents; insurance companies;
                                         insurance support
   .   From others, such as credit       organizations; credit
       reporting agencies,               reporting agencies; registered
       employers, and federal and        broker-dealers; auditors;
       state agencies.                   regulators; and reinsurers.

..   The types of Nonpublic Personal  .   We do not share your Nonpublic
    Information we collect depends       Personal Health Information
    on the products we offer to you      unless authorized by you or
    and may include your: name;          allowed by law.
    address; Social Security
    Number; account balances;        .   Our privacy policy applies, to
    income; assets; insurance            the extent required by law, to
    premiums; coverage and               our agents and representatives
    beneficiaries; credit reports;       when they are acting on behalf
    marital status; and payment          of American General Life
    history. We may also collect         Companies.
    Nonpublic Personal Health
    Information, such as medical     .   You will be notified if our
    reports, to underwrite               privacy policy changes.
    insurance policies, process
    claims, or for other related     .   Our privacy policy applies to
    functions.                           current and former customers.

..   We restrict access to Nonpublic  THIS PRIVACY NOTICE IS PROVIDED
    Personal Information to those    FOR YOUR INFORMATION ONLY. YOU DO
    Employees, Representatives,      NOT NEED TO CALL OR TAKE ANY
    Agents, or Selected Third        ACTION.
    Parties who provide products or
    services to you and who have
    been trained to handle
    Nonpublic Personal Information
    as described in this Notice.

..   We have policies and procedures
    that direct our Employees,
    Representatives, Agents and
    Selected Third Parties acting
    for us, on how to protect and
    use Nonpublic Personal
    Information.

--------------------------------------------------------------------------

This Privacy Notice is provided on   CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:   RESIDENTS ONLY:
AGC Life Insurance Company, AIG
Life Insurance Company, AIG Life of  Following the law of your state,
Bermuda, Ltd., AIG Premier           we will not disclose nonpublic
Insurance Company, AIG Worldwide     personal financial information
Life Insurance of Bermuda, Ltd,      about you to nonaffiliated third
American General Assurance Company,  parties (other than as permitted
American General Equity Services     by law) unless you authorize us to
Corporation, American General        make that disclosure. Your
Indemnity Company, American General  authorization must be in writing.
Life and Accident Insurance          If you wish to authorize us to
Company, American General Life       disclose your nonpublic personal
Insurance Company, American General  financial information to
Property Insurance Company of        nonaffiliated third parties, you
Florida, American General Property   may write to us at: American
Insurance Company, American          General Life Companies Service
International Life Assurance         Center, P.O. Box 4373, Houston,
Company of New York, Delaware        Texas 77210-4373.
American Life Insurance Company,
Pacific Union Assurance Company,     (C) 2009. All rights reserved.
The United States Life Insurance
Company in the City of New York.

                                                           AGLC0375-STF Rev0209

For additional information about the Executive Advantage Policies and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2009. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street, CLMK, Wilmington, Delaware 19801 or call us at 1-302-594-2352. You may also obtain the SAI from your AIG Life representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AIG Life Insurance Company
One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801

Executive Advantage Group Flexible Premium Variable Life Insurance Policy Form Number 11GVULD997 (sex distinct)
Endorsement Form Number 13GVUL08 (sex distinct)

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by AIG Life Insurance Company ("AIG Life") are its responsibility. AIG Life is responsible for its own financial condition and contractual obligations. AIG Life does not solicit business in the state of New York. The Policies are not available in all states.

                                   [LOGO] IMSA
                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                         Membership in IMSA applies only
                          to AIG Life Insurance Company
                            and not to its products.

                             ICA File No. 811-04867

(C) 2009. All rights reserved.

                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT II

                             EXECUTIVE ADVANTAGE(SM)

        GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                           AIG LIFE INSURANCE COMPANY

       ONE ALICO PLAZA, 600 KING STREET, CLMK, WILMINGTON, DELAWARE 19801

                            TELEPHONE: 1-302-594-2352

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2009

     This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for AIG Life Insurance Company Variable Account II (the "Separate Account" or "Variable Account II") dated May 1, 2009, describing the Executive Advantage group flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact AIG Life Insurance Company ("AIG Life") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION......................................................    3
   AIG Life..............................................................    3
   Variable Account II...................................................    3
   National Union Fire Insurance Company of Pittsburgh, Pa...............    4
SERVICES.................................................................    4
DISTRIBUTION OF THE POLICIES.............................................    5
PERFORMANCE INFORMATION..................................................    6
ADDITIONAL INFORMATION ABOUT THE POLICIES................................    6
       Gender neutral policies...........................................    6
       Cost of insurance rates...........................................    7
       Special purchase plans............................................    7
       Underwriting procedures and cost of insurance charges.............    7
       Certain arrangements..............................................    7
   Guaranteed Investment Option..........................................    7
   Adjustments to Death Benefit..........................................    8
       Suicide...........................................................    8
       Wrong age or gender...............................................    8
       Death during grace period.........................................    8
ACTUARIAL EXPERT.........................................................    8
MATERIAL CONFLICTS.......................................................    8
FINANCIAL STATEMENTS.....................................................    9
       Separate Account Financial Statements.............................    9
       AIG Life Financial Statements.....................................    9
       National Union Financial Statements...............................   10
       Incorporation of American International Group, Inc. Financial
          Information....................................................   10
INDEX TO FINANCIAL STATEMENTS............................................   10
       Variable Account II Financial Statements..........................   10
       AIG Life Financial Statements.....................................   11
       National Union Statutory Basis Financial Statements...............   11

                               GENERAL INFORMATION

AIG LIFE

     We are AIG Life Insurance Company ("AIG Life"). AIG Life is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AIG Life is an indirect wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AIG Life.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9 percent of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9 percent of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

VARIABLE ACCOUNT II

     We hold the Fund shares in which any of your accumulation value is invested in Variable Account II. Variable Account II is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

     For record keeping and financial reporting purposes, Variable Account II is divided into 100 separate "divisions," 42 of which are available under the Policies offered by the Policy prospectus as variable "investment options." Seven of these 42 divisions and the remaining 58 divisions are offered under other AIG Life policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Variable Account II are our property. The assets in the Separate Account may not be used to pay any liabilities of AIG Life other than those arising from the Policies. AIG Life is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

     All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Policies with a date of issue of December 29, 2006 or earlier.

     National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AIG Life.

                                    SERVICES

     AIG Life and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. provides services to AIG Life and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, AIG Life paid American International Group, Inc. for these services $1,103,919, $609,011 and $766,851, respectively.

     In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AIG Life's expenses and allocating these charges back to AIG Life. Previously, most of these expenses, such as payroll expenses, were paid by AIG Life directly. AIG Life, AGLC and American International Group, Inc. are parties to a services agreement. AIG Life and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AIG Life and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, AIG Life paid AGLC for these services $46,017,927, $44,931,348 and $40,362,369, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AIG Life, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AIG Life. AGESC also acts as principal underwriter for AIG Life's other separate accounts and for the separate accounts of certain AIG Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

     . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

     . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

     . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

     Target Premium is the maximum amount of premium to which the first year commission rate applies.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AIG Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS STATEMENT, PLEASE SEE THE RELATED PROSPECTUS.

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

     Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

     Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

GUARANTEED INVESTMENT OPTION

     Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account. Unlike the Separate Account, the assets in the Guaranteed Account may be used to pay any liabilities of AIG Life in addition to those arising from the Policies.

     We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

     All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

     We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

     If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard, who is Senior Vice President of AIG Life. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AIG Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, AIG Life and National Union. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The statement of net assets as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2008 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG LIFE FINANCIAL STATEMENTS

     The balance sheets of AIG Life at December 31, 2008 and 2007 (restated) and the related statements of income (loss), shareholders' equity, cash flows and comprehensive income (loss) for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report (which contains an explanatory paragraph relating to the Company's restatement of its Financial Statements as described in Note 20 to the Financial Statements) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION FINANCIAL STATEMENTS

     The statutory financial statements of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2008 and 2007, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION OF AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

     We incorporate by reference into this SAI the consolidated financial statements (including notes and financial statement schedules thereto and management's assessment of the effectiveness of internal controls over financial reporting) included in American International Group, Inc.'s Annual Report on Form 10-K, filed on March 2, 2009, and Amended Annual Reports on Form 10-K/A, filed on March 13, 2009 and April 30, 2009, respectively, for the fiscal year ended December 31, 2008. These consolidated financial statements have been so incorporated in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     American International Group, Inc. does not underwrite any insurance policy referenced herein.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of AIG Life that we include in this SAI as bearing on the ability of AIG Life to meet its obligations under the Policies.

     You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue of December 29, 2006 or earlier.

I. Variable Account II Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2008
Statement of Operations for the year ended December 31, 2008
Statement of Changes in Net Assets for the years ended December 31, 2008 and
   2007
Notes to Financial Statements

II. AIG Life Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2008 and 2007 (restated)
Statement of Income (Loss) for the years ended December 31, 2008, 2007
   (restated) and 2006 (restated)
Statement of Shareholder's Equity for the years ended December 31, 2008, 2007
   (restated) and 2006 (restated)
Statement of Cash Flows for the years ended December 31, 2008, 2007 (restated)
   and 2006(restated)
Statement of Comprehensive Income (Loss) for the years ended December 31, 2008,
   2007 (restated) and 2006 (restated)
Notes to Financial Statements

III. National Union Statutory Basis Financial Statements

Report of Independent Auditors
Statement of Admitted Assets as of December 31, 2008 and 2007
Statement of Liabilities, Capital and Surplus as of December 31, 2008 and 2007 Statement of Income and Changes in Capital and Surplus for the years ended
   December 31, 2008, 2007, and 2006
Statement of Cash Flow for the years ended December 31, 2008, 2007, and 2006 Notes to Statutory Basis Financial Statements

[LOGO] American General Life Companies

                                                            Variable Account II
                                              Variable Universal Life Insurance

                                                                           2008

                                                                  Annual Report

                                                              December 31, 2008

                                                     AIG Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PricewaterhouseCoopers LLP
                                                     1201 Louisiana
                                                     Suite 2900
                                                     Houston TX 77002-5678
                                                     Telephone (713) 356 4000
                                                     Facsimile (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG Life Insurance Company and
Policy Owners of AIG Life Insurance Company Variable Account II:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-accounts listed in Note A of AIG Life Insurance Company Variable Account II (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 29, 2009

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF NET ASSETS
DECEMBER 31, 2008

                                                                       Investment    Due from (to) AIG
                                                                     securities - at  Life Insurance
Sub-accounts                                                           fair value         Company      NET ASSETS
-------------------------------------------------------------------- --------------- ----------------- ----------
AIG Retirement Company I International Equities Fund                   $1,677,157           $--        $1,677,157
AIG Retirement Company I Small Cap Index Fund                             492,030            --           492,030
AIM V.I. Capital Appreciation Fund - Series I                             382,790            --           382,790
AIM V.I. International Growth Fund - Series I                             771,456            --           771,456
AllianceBernstein Balanced Shares Portfolio - Class A                          --            --                --
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A            142,865            --           142,865
AllianceBernstein Global Bond Portfolio - Class A                              --            --                --
AllianceBernstein Global Technology Portfolio - Class A                 1,026,746             1         1,026,747
AllianceBernstein Growth and Income Portfolio - Class A                 1,683,840            --         1,683,840
AllianceBernstein Growth Portfolio - Class A                            1,455,970             1         1,455,971
AllianceBernstein High Yield Portfolio - Class A                               --            --                --
AllianceBernstein Intermediate Bond Portfolio - Class A                    45,397            --            45,397
AllianceBernstein Large Cap Growth Portfolio - Class A                    623,470             1           623,471
AllianceBernstein Money Market Portfolio - Class A                         73,993            65            74,058
AllianceBernstein Real Estate Investment Portfolio - Class A              420,332            (1)          420,331
AllianceBernstein Small Cap Growth Portfolio - Class A                    244,260            --           244,260
AllianceBernstein Utility Income Portfolio - Class A                      205,197            --           205,197
American Century VP Capital Appreciation Fund - Class I                    81,919            --            81,919
American Century VP Income & Growth Fund - Class I                        153,066            --           153,066
American Century VP International Fund - Class I                               --            --                --
Anchor Series Trust Asset Allocation Portfolio - Class 1                  470,794            --           470,794
Anchor Series Trust Capital Appreciation Portfolio - Class 1            2,514,877            --         2,514,877
Anchor Series Trust Government and Quality Bond Portfolio - Class 1       899,660            --           899,660
Anchor Series Trust Growth Portfolio - Class 1                          1,084,015            --         1,084,015
Anchor Series Trust Natural Resources Portfolio - Class 1                 846,311            --           846,311
BlackRock Basic Value V.I. Fund - Class I                                 136,361            --           136,361
Dreyfus Stock Index Fund, Inc. - Initial Shares                         2,973,977            --         2,973,977
Dreyfus VIF Small Company Stock Portfolio - Initial Shares                     --            --                --
Fidelity VIP Asset Manager Portfolio - Initial Class                      849,376            --           849,376
Fidelity VIP Contrafund Portfolio - Initial Class                       2,309,457            --         2,309,457
Fidelity VIP Growth Portfolio - Initial Class                           2,148,510             1         2,148,511
Fidelity VIP High Income Portfolio - Initial Class                        397,433            --           397,433
Fidelity VIP Index 500 Portfolio - Initial Class                          111,420            (1)          111,419
Fidelity VIP Investment Grade Bond Portfolio - Initial Class              868,177            --           868,177
Fidelity VIP Money Market Portfolio - Initial Class                     2,375,847            --         2,375,847
Fidelity VIP Overseas Portfolio - Initial Class                           456,874            --           456,874
Franklin Templeton Franklin Money Market Fund - Class 1                        --            --                --
Franklin Templeton Templeton Foreign Securities Fund - Class 2            143,121            (1)          143,120
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1       376,848            --           376,848
JPMorgan Bond Portfolio                                                   120,362            --           120,362
JPMorgan U.S. Large Cap Core Equity Portfolio                              69,526            --            69,526
Neuberger Berman AMT Partners Portfolio - Class I                         137,716            --           137,716
Neuberger Berman AMT Short Duration Bond Portfolio - Class I              115,783            (1)          115,782
Oppenheimer Global Securities Fund/VA - Non-Service Shares                431,867            --           431,867
Oppenheimer Main Street Fund/VA - Non-Service Shares                      417,120            --           417,120
PIMCO VIT Real Return Portfolio - Administrative Class                  1,937,933            (1)        1,937,932
PIMCO VIT Total Return Portfolio - Administrative Class                   204,927            --           204,927
SunAmerica Aggressive Growth Portfolio - Class 1                          915,539            --           915,539
SunAmerica Alliance Growth Portfolio - Class 1                          2,404,044            --         2,404,044
SunAmerica Balanced Portfolio - Class 1                                   994,589            --           994,589
SunAmerica Blue Chip Growth Portfolio - Class 1                            69,944            --            69,944
SunAmerica Capital Growth Portfolio - Class 1                              48,773            (1)           48,772
SunAmerica Cash Management Portfolio - Class 1                          2,436,537             1         2,436,538

                            See accompanying notes.

                                   VA II - 2

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF NET ASSETS - CONTINUED
DECEMBER 31, 2008

                                                                     Investment    Due from (to) AIG
                                                                   securities - at  Life Insurance
Sub-accounts                                                         fair value         Company      NET ASSETS
------------------------------------------------------------------ --------------- ----------------- ----------
SunAmerica Corporate Bond Portfolio - Class 1                        $  221,802           $ 1        $  221,803
SunAmerica Davis Venture Value Portfolio - Class 1                    1,730,056            --         1,730,056
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                    210,320            --           210,320
SunAmerica Emerging Markets Portfolio - Class 1                         886,971            --           886,971
SunAmerica Equity Opportunities Portfolio - Class 1                     267,085            --           267,085
SunAmerica Fundamental Growth Portfolio - Class 1                       649,762            --           649,762
SunAmerica Global Bond Portfolio - Class 1                              592,223            --           592,223
SunAmerica Global Equities Portfolio - Class 1                          428,033             1           428,034
SunAmerica Growth Opportunities Portfolio - Class 1                      72,397            --            72,397
SunAmerica Growth-Income Portfolio - Class 1                          1,482,523            --         1,482,523
SunAmerica High-Yield Bond Portfolio - Class 1                          141,964            --           141,964
SunAmerica International Diversified Equities Portfolio - Class 1       567,219             1           567,220
SunAmerica International Growth and Income Portfolio - Class 1          649,356            --           649,356
SunAmerica Marsico Focused Growth Portfolio - Class 1                   471,549            --           471,549
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1        356,448            (1)          356,447
SunAmerica MFS Total Return Portfolio - Class 1                         936,964            --           936,964
SunAmerica Mid-Cap Growth Portfolio - Class 1                         1,582,403            --         1,582,403
SunAmerica Real Estate Portfolio - Class 1                              401,775            --           401,775
SunAmerica Technology Portfolio - Class 1                                94,982            --            94,982
SunAmerica Telecom Utility Portfolio - Class 1                          242,205            --           242,205
SunAmerica Total Return Bond Portfolio - Class 1                         72,733            --            72,733
UIF Core Plus Fixed Income Portfolio - Class I Shares                        --            --                --
UIF Mid Cap Growth Portfolio - Class I Shares                           296,394            --           296,394
UIF U.S. Mid Cap Value Portfolio - Class I Shares                            --            --                --
Van Eck Worldwide Emerging Markets Fund - Initial Class                 194,144            --           194,144
Van Eck Worldwide Hard Assets Fund - Initial Class                      390,151            --           390,151
Vanguard VIF Total Bond Market Index Portfolio                          154,002            --           154,002

                            See accompanying notes.

                                   VA II - 3

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                        A           B          A+B=C         D             E             F           C+D+E+F
                                                                                                                    INCREASE
                                              Mortality and                                        Net change in  (DECREASE) IN
                                    Dividends  expense risk     NET     Net realized Capital gain    unrealized    NET ASSETS
                                      from         and       INVESTMENT gain (loss)  distributions  appreciation    RESULTING
                                     mutual   administrative   INCOME        on       from mutual  (depreciation)     FROM
Sub-accounts                          funds      charges       (LOSS)   investments      funds     of investments  OPERATIONS
----------------------------------- --------- -------------- ---------- ------------ ------------- -------------- -------------
AIG Retirement Company I
  International Equities Fund        $76,944     $ (6,488)    $ 70,456   $    (355)    $262,047     $(1,311,136)   $  (978,988)
AIG Retirement Company I Small Cap
  Index Fund                          10,819       (1,797)       9,022      (2,195)      45,042        (275,753)      (223,884)
AIM V.I. Capital Appreciation Fund
  - Series I                              --       (4,965)      (4,965)    (12,193)          --        (296,997)      (314,155)
AIM V.I. International Growth Fund
  - Series I                           5,955      (10,297)      (4,342)    157,804       14,401        (751,491)      (583,628)
AllianceBernstein Balanced Shares
  Portfolio - Class A                 11,998       (1,556)      10,442     (65,265)      23,910          (9,644)       (40,557)
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A            --         (346)        (346)     (3,407)          --         (29,813)       (33,566)
AllianceBernstein Global Bond
  Portfolio - Class A                  5,783         (155)       5,628      (3,589)          --             595          2,634
AllianceBernstein Global
  Technology Portfolio - Class A          --      (13,724)     (13,724)     43,140           --        (995,604)      (966,188)
AllianceBernstein Growth and
  Income Portfolio - Class A          57,725      (21,149)      36,576    (279,245)     491,436      (1,563,912)    (1,315,145)
AllianceBernstein Growth Portfolio
  - Class A                               --      (20,345)     (20,345)   (190,099)          --        (987,865)    (1,198,309)
AllianceBernstein High Yield
  Portfolio - Class A                     --          (11)         (11)       (208)          --              --           (219)
AllianceBernstein Intermediate
  Bond Portfolio - Class A                --         (299)        (299)       (556)          --          (2,654)        (3,509)
AllianceBernstein Large Cap Growth
  Portfolio - Class A                     --       (7,861)      (7,861)    (19,412)          --        (425,433)      (452,706)
AllianceBernstein Money Market
  Portfolio - Class A                  1,357         (708)         649          --           --              --            649
AllianceBernstein Real Estate
  Investment Portfolio - Class A      10,727       (4,597)       6,130     (25,887)     163,366        (387,562)      (243,953)
AllianceBernstein Small Cap Growth
  Portfolio - Class A                     --       (3,274)      (3,274)      7,132           --        (214,656)      (210,798)
AllianceBernstein Utility Income
  Portfolio - Class A                  8,147       (2,080)       6,067       6,820       33,262        (168,499)      (122,350)
American Century VP Capital
  Appreciation Fund - Class I             --       (1,082)      (1,082)     16,245       12,887        (111,368)       (83,318)
American Century VP Income &
  Growth Fund - Class I                4,686       (1,604)       3,082          50       28,071        (121,938)       (90,735)
American Century VP International
  Fund - Class I                          --           --           --          --           --              --             --
Anchor Series Trust Asset
  Allocation Portfolio - Class 1      18,699       (4,274)      14,425      (1,480)      97,598        (266,884)      (156,341)
Anchor Series Trust Capital
  Appreciation Portfolio - Class 1        --      (27,974)     (27,974)    251,373      759,095      (2,841,046)    (1,858,552)
Anchor Series Trust Government and
  Quality Bond Portfolio - Class 1    37,148       (6,128)      31,020      (3,513)          --           3,245         30,752
Anchor Series Trust Growth
  Portfolio - Class 1                 12,267      (12,488)        (221)    (10,940)     321,623      (1,112,790)      (802,328)
Anchor Series Trust Natural
  Resources Portfolio - Class 1       15,236      (12,190)       3,046     136,022      308,937      (1,418,379)      (970,374)
BlackRock Basic Value V.I. Fund -
  Class I                              4,325         (446)       3,879      (1,046)       2,025         (85,167)       (80,309)
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                      89,388      (37,241)      52,147     (89,926)          --      (1,868,888)    (1,906,667)
Dreyfus VIF Small Company Stock
  Portfolio - Initial Shares              --           --           --          --           --              --             --
Fidelity VIP Asset Manager
  Portfolio - Initial Class           29,531      (10,014)      19,517      20,194      121,222        (527,585)      (366,652)
Fidelity VIP Contrafund Portfolio
  - Initial Class                     33,366      (21,633)      11,733      37,387       83,623      (1,773,827)    (1,641,084)
Fidelity VIP Growth Portfolio -
  Initial Class                       27,585      (29,771)      (2,186)    (89,372)          --      (1,927,385)    (2,018,943)
Fidelity VIP High Income Portfolio
  - Initial Class                     44,994       (4,412)      40,582     (10,277)          --        (169,225)      (138,920)
Fidelity VIP Index 500 Portfolio -
  Initial Class                        3,393       (2,354)       1,039    (130,969)       9,476         (91,582)      (212,036)
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class           37,863       (7,764)      30,099      (9,412)         735         (57,062)       (35,640)
Fidelity VIP Money Market
  Portfolio - Initial Class           74,380      (20,597)      53,783          --           --              --         53,783
Fidelity VIP Overseas Portfolio -
  Initial Class                       17,834       (6,198)      11,636       5,648       85,890        (477,726)      (374,552)
Franklin Templeton Franklin Money
  Market Fund - Class 1                3,257         (698)       2,559          --           --              --          2,559
Franklin Templeton Templeton
  Foreign Securities Fund - Class 2    4,709         (486)       4,223         169       19,273        (121,826)       (98,161)
Franklin Templeton Templeton
  Global Asset Allocation Fund -
  Class 1                             50,813       (3,567)      47,246     (69,209)      61,813        (179,497)      (139,647)
JPMorgan Bond Portfolio               12,282       (1,051)      11,231      (6,491)          --         (29,724)       (24,984)
JPMorgan U.S. Large Cap Core
  Equity Portfolio                     1,199         (676)         523       5,429           --         (42,159)       (36,207)
Neuberger Berman AMT Partners
  Portfolio - Class I                  1,364       (1,759)        (395)   (115,018)      43,026         (70,201)      (142,588)
Neuberger Berman AMT Short
  Duration Bond Portfolio - Class I    6,159         (989)       5,170        (568)          --         (24,002)       (19,400)
Oppenheimer Global Securities
  Fund/VA - Non-Service Shares         8,899       (4,406)       4,493      20,523       39,102        (357,113)      (292,995)
Oppenheimer Main Street Fund/VA -
  Non- Service Shares                  9,260       (4,526)       4,734       5,391       40,238        (335,934)      (285,571)
PIMCO VIT Real Return Portfolio -
  Administrative Class                73,490       (5,594)      67,896      (1,750)       2,987        (222,737)      (153,604)
PIMCO VIT Total Return Portfolio -
  Administrative Class                15,361       (1,117)      14,244       7,900        3,863         (10,288)        15,719
SunAmerica Aggressive Growth
  Portfolio - Class 1                  9,792      (11,716)      (1,924)     16,858           --      (1,090,005)    (1,075,071)
SunAmerica Alliance Growth
  Portfolio - Class 1                  5,664      (26,720)     (21,056)   (153,554)          --      (1,649,556)    (1,824,166)
SunAmerica Balanced Portfolio -
  Class 1                             42,779       (9,397)      33,382      32,290           --        (440,496)      (374,824)

                            See accompanying notes.

                                   VA II - 4

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2008

                                        A           B          A+B=C         D             E             F           C+D+E+F
                                                                                                                    INCREASE
                                              Mortality and                                        Net change in  (DECREASE) IN
                                    Dividends  expense risk     NET     Net realized Capital gain    unrealized    NET ASSETS
                                      from         and       INVESTMENT gain (loss)  distributions  appreciation    RESULTING
                                     mutual   administrative   INCOME        on       from mutual  (depreciation)     FROM
Sub-accounts                          funds      charges       (LOSS)   investments      funds     of investments  OPERATIONS
----------------------------------  --------- -------------- ---------- ------------ ------------- -------------- -------------
SunAmerica Blue Chip Growth
  Portfolio - Class 1                $   631     $ (1,009)    $   (378)  $ (18,275)    $     --     $   (44,951)   $   (63,604)
SunAmerica Capital Growth
  Portfolio - Class 1                     --         (484)        (484)        349           --         (35,330)       (35,465)
SunAmerica Cash Management
  Portfolio - Class 1                 70,416      (17,588)      52,828      32,078           --         (74,789)        10,117
SunAmerica Corporate Bond
  Portfolio - Class 1                 11,527       (2,017)       9,510      (4,287)          --         (28,470)       (23,247)
SunAmerica Davis Venture Value
  Portfolio - Class 1                 44,167      (19,648)      24,519      91,729      379,445      (1,703,196)    (1,207,503)
SunAmerica "Dogs" of Wall Street
  Portfolio - Class 1                  9,440       (2,042)       7,398     (15,402)      49,239        (128,083)       (86,848)
SunAmerica Emerging Markets
  Portfolio - Class 1                 27,047      (12,305)      14,742     115,136      529,732      (1,902,784)    (1,243,174)
SunAmerica Equity Opportunities
  Portfolio - Class 1                  5,463       (2,721)       2,742       4,378       68,338        (238,913)      (163,455)
SunAmerica Fundamental Growth
  Portfolio - Class 1                     --       (7,890)      (7,890)     (1,486)          --        (556,681)      (566,057)
SunAmerica Global Bond Portfolio -
  Class 1                             20,892       (4,647)      16,245      23,847        3,971         (23,642)        20,421
SunAmerica Global Equities
  Portfolio - Class 1                 14,116       (4,598)       9,518      35,157           --        (383,222)      (338,547)
SunAmerica Growth Opportunities
  Portfolio - Class 1                     --         (758)        (758)      9,936           --         (53,081)       (43,903)
SunAmerica Growth-Income Portfolio
  - Class 1                           25,692      (16,938)       8,754      (1,632)     286,714      (1,539,750)    (1,245,914)
SunAmerica High-Yield Bond
  Portfolio - Class 1                 21,591       (1,497)      20,094      (1,028)          --         (89,433)       (70,367)
SunAmerica International
  Diversified Equities Portfolio -
  Class 1                             27,005       (5,885)      21,120      27,105       19,148        (451,414)      (384,041)
SunAmerica International Growth
  and Income Portfolio - Class 1      29,133       (7,861)      21,272     109,379      104,414        (836,156)      (601,091)
SunAmerica Marsico Focused Growth
  Portfolio - Class 1                  3,361       (4,984)      (1,623)     17,434      130,808        (485,120)      (338,501)
SunAmerica MFS Massachusetts
  Investors Trust Portfolio -
  Class 1                              5,364       (3,926)       1,438      17,956           --        (219,165)      (199,771)
SunAmerica MFS Total Return
  Portfolio - Class 1                 38,435       (8,679)      29,756     (33,278)      80,072        (370,987)      (294,437)
SunAmerica Mid-Cap Growth
  Portfolio - Class 1                     --      (18,565)     (18,565)    (40,256)          --      (1,270,940)    (1,329,761)
SunAmerica Real Estate Portfolio -
  Class 1                             22,316       (5,129)      17,187     (12,330)      93,094        (441,439)      (343,488)
SunAmerica Technology Portfolio -
  Class 1                                 --       (1,034)      (1,034)      1,384           --         (93,001)       (92,651)
SunAmerica Telecom Utility
  Portfolio - Class 1                  7,813       (2,277)       5,536       4,563           --        (145,937)      (135,838)
SunAmerica Total Return Bond
  Portfolio - Class 1                  2,576         (548)       2,028        (317)          --           1,360          3,071
UIF Core Plus Fixed Income
  Portfolio - Class I Shares              --           --           --          --           --              --             --
UIF Mid Cap Growth Portfolio -
  Class I Shares                       1,677       (1,279)         398      (1,351)      54,473        (248,155)      (194,635)
UIF U.S. Mid Cap Value Portfolio -
  Class I Shares                       2,301         (683)       1,618    (158,422)      83,968          13,212        (59,624)
Van Eck Worldwide Emerging Markets
  Fund - Initial Class                    --       (4,012)      (4,012)    (55,811)     229,557        (560,825)      (391,091)
Van Eck Worldwide Hard Assets Fund
  - Initial Class                      2,197       (6,704)      (4,507)     55,329      120,310        (531,711)      (360,579)
Vanguard VIF Total Bond Market
  Index Portfolio                      6,423         (359)       6,064         (25)          --           1,287          7,326

                            See accompanying notes.

                                   VA II - 5

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Sub-accounts
                                                             -------------------------------------------------------------
                                                             AIG Retirement AIG Retirement                     AIM V.I.
                                                               Company I      Company I    AIM V.I. Capital  International
                                                             International    Small Cap      Appreciation       Growth
                                                             Equities Fund    Index Fund   Fund - Series I  Fund - Series I
                                                             -------------- -------------- ---------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                               $    70,456     $   9,022       $  (4,965)      $   (4,342)
   Net realized gain (loss) on investments                           (355)       (2,195)        (12,193)         157,804
   Capital gain distributions from mutual funds                   262,047        45,042              --           14,401
   Net change in unrealized appreciation (depreciation) of
     investments                                               (1,311,136)     (275,753)       (296,997)        (751,491)
                                                              -----------     ---------       ---------       ----------
Increase (decrease) in net assets resulting from operations      (978,988)     (223,884)       (314,155)        (583,628)
                                                              -----------     ---------       ---------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
     or fixed rate option                                       1,308,427       215,824          72,320           63,948
   Cost of insurance                                              (37,827)      (10,546)        (41,872)         (82,329)
   Policy loans                                                        --            --          (5,476)         (12,989)
   Death benefits                                                      --            --            (320)          (3,804)
   Withdrawals                                                         --            --         (80,291)        (199,940)
                                                              -----------     ---------       ---------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  1,270,600       205,278         (55,639)        (235,114)
                                                              -----------     ---------       ---------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           291,612       (18,606)       (369,794)        (818,742)
NET ASSETS:
   Beginning of year                                            1,385,545       510,636         752,584        1,590,198
                                                              -----------     ---------       ---------       ----------
   End of year                                                $ 1,677,157     $ 492,030       $ 382,790       $  771,456
                                                              ===========     =========       =========       ==========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                               $    25,756     $   2,848       $  (6,320)      $   (6,968)
   Net realized gain (loss) on investments                          4,674           465           3,585          149,241
   Capital gain distributions from mutual funds                    27,125        39,511              --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                   43,080       (53,751)         79,725           60,215
                                                              -----------     ---------       ---------       ----------
Increase (decrease) in net assets resulting from operations       100,635       (10,927)         76,990          202,488
                                                              -----------     ---------       ---------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
     or fixed rate option                                         514,220       248,799          90,111          230,951
   Cost of insurance                                              (49,617)      (21,268)        (40,337)         (83,094)
   Policy loans                                                        --            --         (15,397)         (69,983)
   Death benefits                                                      --            --              --           (2,904)
   Withdrawals                                                         --            --         (46,964)         (97,025)
                                                              -----------     ---------       ---------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    464,603       227,531         (12,587)         (22,055)
                                                              -----------     ---------       ---------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           565,238       216,604          64,403          180,433
NET ASSETS:
   Beginning of year                                              820,307       294,032         688,181        1,409,765
                                                              -----------     ---------       ---------       ----------
   End of year                                                $ 1,385,545     $ 510,636       $ 752,584       $1,590,198
                                                              ===========     =========       =========       ==========

                            See accompanying notes.

                                   VA II - 6

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                                              AllianceBernstein
                                          AllianceBernstein    Balanced Wealth    AllianceBernstein   AllianceBernstein
                                           Balanced Shares        Strategy           Global Bond      Global Technology
                                         Portfolio - Class A Portfolio - Class A Portfolio - Class A Portfolio - Class A
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)               $  10,442           $   (346)           $  5,628           $   (13,724)
   Net realized gain (loss) on
     investments                                (65,265)            (3,407)             (3,589)               43,140
   Capital gain distributions from
     mutual funds                                23,910                 --                  --                    --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 (9,644)           (29,813)                595              (995,604)
                                              ---------           --------            --------           -----------
Increase (decrease) in net assets
  resulting from operations                     (40,557)           (33,566)              2,634              (966,188)
                                              ---------           --------            --------           -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                    (177,448)           185,659             (53,473)              201,898
   Cost of insurance                            (11,341)            (4,173)             (1,198)             (121,011)
   Policy loans                                    (497)            (4,322)                 93               (30,061)
   Death benefits                                    --                 --                  --                (2,534)
   Withdrawals                                  (32,530)              (733)                 --              (140,592)
                                              ---------           --------            --------           -----------
Increase (decrease) in net assets
  resulting from principal transactions        (221,816)           176,431             (54,578)              (92,300)
                                              ---------           --------            --------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (262,373)           142,865             (51,944)           (1,058,488)
NET ASSETS:
   Beginning of year                            262,373                 --              51,944             2,085,235
                                              ---------           --------            --------           -----------
   End of year                                $      --           $142,865            $     --           $ 1,026,747
                                              =========           ========            ========           ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)               $   5,029           $     --            $  1,083           $   (17,506)
   Net realized gain (loss) on
     investments                                 16,479                 --                (280)             (109,055)
   Capital gain distributions from
     mutual funds                                 6,346                 --                  --                    --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (21,394)                --               3,573               480,208
                                              ---------           --------            --------           -----------
Increase (decrease) in net assets
  resulting from operations                       6,460                 --               4,376               353,647
                                              ---------           --------            --------           -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      29,184                 --               3,118               152,186
   Cost of insurance                            (18,229)                --              (3,417)             (120,251)
   Policy loans                                  (1,884)                --                 178               (66,341)
   Death benefits                                    --                 --                  --               (59,079)
   Withdrawals                                  (93,653)                --              (4,168)             (111,604)
                                              ---------           --------            --------           -----------
Increase (decrease) in net assets
  resulting from principal transactions         (84,582)                --              (4,289)             (205,089)
                                              ---------           --------            --------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (78,122)                --                  87               148,558
NET ASSETS:
   Beginning of year                            340,495                 --              51,857             1,936,677
                                              ---------           --------            --------           -----------
   End of year                                $ 262,373           $     --            $ 51,944           $ 2,085,235
                                              =========           ========            ========           ===========

                            See accompanying notes.

                                   VA II - 7

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                          AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                          Growth and Income        Growth            High Yield       Intermediate Bond
                                         Portfolio - Class A Portfolio - Class A Portfolio - Class A Portfolio - Class A
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)              $    36,576         $   (20,345)         $    (11)           $   (299)
   Net realized gain (loss) on
     investments                                (279,245)           (190,099)             (208)               (556)
   Capital gain distributions from
     mutual funds                                491,436                  --                --                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                              (1,563,912)           (987,865)               --              (2,654)
                                             -----------         -----------          --------            --------
Increase (decrease) in net assets
  resulting from operations                   (1,315,145)         (1,198,309)             (219)             (3,509)
                                             -----------         -----------          --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      (79,493)            202,426           (75,609)             81,388
   Cost of insurance                            (192,484)           (180,700)               --              (3,146)
   Policy loans                                  (48,234)            (28,625)          125,228              (1,399)
   Death benefits                                     --                  --                --                  --
   Withdrawals                                  (207,292)           (329,473)          (49,400)            (27,937)
                                             -----------         -----------          --------            --------
Increase (decrease) in net assets
  resulting from principal transactions         (527,503)           (336,372)              219              48,906
                                             -----------         -----------          --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,842,648)         (1,534,681)               --              45,397
NET ASSETS:
   Beginning of year                           3,526,488           2,990,652                --                  --
                                             -----------         -----------          --------            --------
   End of year                               $ 1,683,840         $ 1,455,971          $     --            $ 45,397
                                             ===========         ===========          ========            ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)              $    34,215         $   (27,145)         $     --            $     --
   Net realized gain (loss) on
     investments                                 306,088             (63,545)               --                  --
   Capital gain distributions from
     mutual funds                                230,729                  --                --                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (377,079)            433,003                --                  --
                                             -----------         -----------          --------            --------
Increase (decrease) in net assets
  resulting from operations                      193,953             342,313                --                  --
                                             -----------         -----------          --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      284,071             231,663                --                  --
   Cost of insurance                            (216,592)           (185,290)               --                  --
   Policy loans                                  (35,401)            (46,499)               --                  --
   Death benefits                               (260,820)            (63,620)               --                  --
   Withdrawals                                  (913,939)           (180,623)               --                  --
                                             -----------         -----------          --------            --------
Increase (decrease) in net assets
  resulting from principal transactions       (1,142,681)           (244,369)               --                  --
                                             -----------         -----------          --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (948,728)             97,944                --                  --
NET ASSETS:
   Beginning of year                           4,475,216           2,892,708                --                  --
                                             -----------         -----------          --------            --------
   End of year                               $ 3,526,488         $ 2,990,652          $     --            $     --
                                             ===========         ===========          ========            ========

                            See accompanying notes.

                                   VA II - 8

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                            Sub-accounts
                                         ---------------------------------------------------------------------------------
                                          AllianceBernstein   AllianceBernstein    AllianceBernstein     AllianceBernstein
                                          Large Cap Growth      Money Market     Real Estate Investment  Small Cap Growth
                                         Portfolio - Class A Portfolio - Class A  Portfolio - Class A   Portfolio - Class A
                                         ------------------- ------------------- ---------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)              $   (7,861)          $    649             $   6,130             $  (3,274)
   Net realized gain (loss) on
     investments                                (19,412)                --               (25,887)                7,132
   Capital gain distributions from
     mutual funds                                    --                 --               163,366                    --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (425,433)                --              (387,562)             (214,656)
                                             ----------           --------             ---------             ---------
Increase (decrease) in net assets
  resulting from operations                    (452,706)               649              (243,953)             (210,798)
                                             ----------           --------             ---------             ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                     105,475             74,719                30,965                53,131
   Cost of insurance                            (69,679)           (11,537)              (28,081)              (21,897)
   Policy loans                                 (23,512)           (13,032)               (5,888)               (5,039)
   Death benefits                                (2,442)                --                (3,848)                   --
   Withdrawals                                 (109,909)                --               (37,535)              (46,867)
                                             ----------           --------             ---------             ---------
Increase (decrease) in net assets
  resulting from principal transactions        (100,067)            50,150               (44,387)              (20,672)
                                             ----------           --------             ---------             ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (552,773)            50,799              (288,340)             (231,470)
NET ASSETS:
   Beginning of year                          1,176,244             23,259               708,671               475,730
                                             ----------           --------             ---------             ---------
   End of year                               $  623,471           $ 74,058             $ 420,331             $ 244,260
                                             ==========           ========             =========             =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)              $  (10,677)          $    885             $   5,576             $  (4,086)
   Net realized gain (loss) on
     investments                                125,499                 --                50,146                30,942
   Capital gain distributions from
     mutual funds                                    --                 --               142,114                    --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 86,715                 --              (333,579)               28,319
                                             ----------           --------             ---------             ---------
Increase (decrease) in net assets
  resulting from operations                     201,537                885              (135,743)               55,175
                                             ----------           --------             ---------             ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      70,183                 (1)              120,218                57,209
   Cost of insurance                            (76,310)            (6,589)              (29,218)              (24,354)
   Policy loans                                 (44,005)                --               (22,861)               (7,640)
   Death benefits                               (27,054)                --                    --                (2,466)
   Withdrawals                                 (391,189)                --               (46,273)              (15,752)
                                             ----------           --------             ---------             ---------
Increase (decrease) in net assets
  resulting from principal transactions        (468,375)            (6,590)               21,866                 6,997
                                             ----------           --------             ---------             ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (266,838)            (5,705)             (113,877)               62,172
NET ASSETS:
   Beginning of year                          1,443,082             28,964               822,548               413,558
                                             ----------           --------             ---------             ---------
   End of year                               $1,176,244           $ 23,259             $ 708,671             $ 475,730
                                             ==========           ========             =========             =========

                            See accompanying notes.

                                   VA II - 9

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                      Sub-accounts
                                         ---------------------------------------------------------------------
                                                             American Century American Century
                                          AllianceBernstein     VP Capital      VP Income &    American Century
                                           Utility Income      Appreciation        Growth      VP International
                                         Portfolio - Class A  Fund - Class I   Fund - Class I   Fund - Class I
                                         ------------------- ---------------- ---------------- ----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)               $   6,067         $  (1,082)       $   3,082        $      --
   Net realized gain (loss) on
     investments                                  6,820            16,245               50               --
   Capital gain distributions from
     mutual funds                                33,262            12,887           28,071               --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (168,499)         (111,368)        (121,938)              --
                                              ---------         ---------        ---------        ---------
Increase (decrease) in net assets
  resulting from operations                    (122,350)          (83,318)         (90,735)              --
                                              ---------         ---------        ---------        ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      48,281            (3,138)          25,434               --
   Cost of insurance                            (17,642)          (10,307)         (12,679)              --
   Policy loans                                  (1,831)             (730)          (8,527)              --
   Death benefits                                (3,914)               --               --               --
   Withdrawals                                   (7,201)          (13,118)         (43,518)              --
                                              ---------         ---------        ---------        ---------
Increase (decrease) in net assets
  resulting from principal transactions          17,693           (27,293)         (39,290)              --
                                              ---------         ---------        ---------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (104,657)         (110,611)        (130,025)              --
NET ASSETS:
   Beginning of year                            309,854           192,530          283,091               --
                                              ---------         ---------        ---------        ---------
   End of year                                $ 205,197         $  81,919        $ 153,066        $      --
                                              =========         =========        =========        =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)               $   3,758         $  (1,446)       $   3,522        $   1,680
   Net realized gain (loss) on
     investments                                 29,240            36,522           29,562          220,000
   Capital gain distributions from
     mutual funds                                   194                --               --               --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 17,754            37,459          (33,452)        (133,928)
                                              ---------         ---------        ---------        ---------
Increase (decrease) in net assets
  resulting from operations                      50,946            72,535             (368)          87,752
                                              ---------         ---------        ---------        ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      60,292            21,177           34,332          115,016
   Cost of insurance                            (15,090)          (10,193)         (14,201)          (9,007)
   Policy loans                                    (321)          (50,297)          (1,947)              --
   Death benefits                                    --                --               --               --
   Withdrawals                                  (20,826)           (7,884)         (47,337)        (554,658)
                                              ---------         ---------        ---------        ---------
Increase (decrease) in net assets
  resulting from principal transactions          24,055           (47,197)         (29,153)        (448,649)
                                              ---------         ---------        ---------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          75,001            25,338          (29,521)        (360,897)
NET ASSETS:
   Beginning of year                            234,853           167,192          312,612          360,897
                                              ---------         ---------        ---------        ---------
   End of year                                $ 309,854         $ 192,530        $ 283,091        $      --
                                              =========         =========        =========        =========

                            See accompanying notes.

                                  VA II - 10

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                 ------------------------------------------------------------------------------
                                                    Anchor Series       Anchor Series       Anchor Series
                                                     Trust Asset        Trust Capital     Trust Government      Anchor Series
                                                     Allocation         Appreciation      and Quality Bond      Trust Growth
                                                 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                                 ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $  14,425          $   (27,974)         $  31,020          $      (221)
   Net realized gain (loss) on investments               (1,480)             251,373             (3,513)             (10,940)
   Capital gain distributions from mutual funds          97,598              759,095                 --              321,623
   Net change in unrealized appreciation
     (depreciation) of investments                     (266,884)          (2,841,046)             3,245           (1,112,790)
                                                      ---------          -----------          ---------          -----------
Increase (decrease) in net assets resulting
  from operations                                      (156,341)          (1,858,552)            30,752             (802,328)
                                                      ---------          -----------          ---------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  111,668               85,182            237,075              159,264
   Cost of insurance                                    (33,606)            (210,770)           (76,961)            (102,168)
   Policy loans                                         (40,640)            (111,866)           (10,378)             (84,566)
   Death benefits                                        (4,927)                  --                 --                   --
   Withdrawals                                          (28,428)            (272,586)            (6,904)            (103,915)
                                                      ---------          -----------          ---------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                             4,067             (510,040)           142,832             (131,385)
                                                      ---------          -----------          ---------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (152,274)          (2,368,592)           173,584             (933,713)
NET ASSETS:
   Beginning of year                                    623,068            4,883,469            726,076            2,017,728
                                                      ---------          -----------          ---------          -----------
   End of year                                        $ 470,794          $ 2,514,877          $ 899,660          $ 1,084,015
                                                      =========          ===========          =========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                       $  12,975          $   (19,151)         $  22,753          $      (956)
   Net realized gain (loss) on investments               15,632              536,275            (12,222)              53,018
   Capital gain distributions from mutual funds          21,339              519,738                 --              217,686
   Net change in unrealized appreciation
     (depreciation) of investments                       (9,893)              79,279             29,205              (92,545)
                                                      ---------          -----------          ---------          -----------
Increase (decrease) in net assets resulting
  from operations                                        40,053            1,116,141             39,736              177,203
                                                      ---------          -----------          ---------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  148,903              305,201            159,380              157,176
   Cost of insurance                                    (28,516)            (204,499)           (66,375)             (96,048)
   Policy loans                                              53              (36,136)            (4,561)              (4,167)
   Death benefits                                       (12,888)            (338,281)            (7,393)             (22,359)
   Withdrawals                                          (36,069)            (302,294)          (130,259)            (168,512)
                                                      ---------          -----------          ---------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                            71,483             (576,009)           (49,208)            (133,910)
                                                      ---------          -----------          ---------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 111,536              540,132             (9,472)              43,293
NET ASSETS:
   Beginning of year                                    511,532            4,343,337            735,548            1,974,435
                                                      ---------          -----------          ---------          -----------
   End of year                                        $ 623,068          $ 4,883,469          $ 726,076          $ 2,017,728
                                                      =========          ===========          =========          ===========

                            See accompanying notes.

                                  VA II - 11

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Sub-accounts
                                                   ---------------------------------------------------------------------------
                                                      Anchor Series                                          Dreyfus VIF Small
                                                      Trust Natural     BlackRock Basic    Dreyfus Stock       Company Stock
                                                        Resources      Value V.I. Fund - Index Fund, Inc. - Portfolio - Initial
                                                   Portfolio - Class 1      Class I        Initial Shares         Shares
                                                   ------------------- ----------------- ------------------ -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $     3,046         $  3,879         $    52,147         $        --
   Net realized gain (loss) on investments                 136,022           (1,046)            (89,926)                 --
   Capital gain distributions from mutual funds            308,937            2,025                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      (1,418,379)         (85,167)         (1,868,888)                 --
                                                       -----------         --------         -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                              (970,374)         (80,309)         (1,906,667)                 --
                                                       -----------         --------         -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     283,991                1             330,151                  --
   Cost of insurance                                       (77,954)          (2,620)           (360,558)                 --
   Policy loans                                            (47,484)              --             (64,294)                 --
   Death benefits                                           (7,763)              --                  --                  --
   Withdrawals                                             (80,734)              --            (358,350)                 --
                                                       -----------         --------         -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    70,056           (2,619)           (453,051)                 --
                                                       -----------         --------         -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (900,318)         (82,928)         (2,359,718)                 --
NET ASSETS:
   Beginning of year                                     1,746,629          219,289           5,333,695                  --
                                                       -----------         --------         -----------         -----------
   End of year                                         $   846,311         $136,361         $ 2,973,977         $        --
                                                       ===========         ========         ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                        $     5,436         $  1,967         $    46,488         $    (3,853)
   Net realized gain (loss) on investments                 176,360              231             190,595            (204,931)
   Capital gain distributions from mutual funds             72,912           28,457                  --             381,900
   Net change in unrealized appreciation
     (depreciation) of investments                         237,188          (27,980)             14,240             (56,499)
                                                       -----------         --------         -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                               491,896            2,675             251,323             116,617
                                                       -----------         --------         -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     247,127            6,463             424,147          (1,462,575)
   Cost of insurance                                       (63,688)          (3,006)           (395,037)            (21,643)
   Policy loans                                            (65,949)              --            (135,162)                 86
   Death benefits                                               --               --            (126,158)            (39,219)
   Withdrawals                                            (109,868)              --            (583,038)            (14,624)
                                                       -----------         --------         -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     7,622            3,457            (815,248)         (1,537,975)
                                                       -----------         --------         -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    499,518            6,132            (563,925)         (1,421,358)
NET ASSETS:
   Beginning of year                                     1,247,111          213,157           5,897,620           1,421,358
                                                       -----------         --------         -----------         -----------
   End of year                                         $ 1,746,629         $219,289         $ 5,333,695         $        --
                                                       ===========         ========         ===========         ===========

                            See accompanying notes.

                                  VA II - 12

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Sub-accounts
                                                 -------------------------------------------------------------------------------
                                                    Fidelity VIP
                                                    Asset Manager         Fidelity VIP         Fidelity VIP    Fidelity VIP High
                                                 Portfolio - Initial Contrafund Portfolio - Growth Portfolio - Income Portfolio -
                                                        Class            Initial Class        Initial Class      Initial Class
                                                 ------------------- ---------------------- ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   19,517           $    11,733          $    (2,186)        $  40,582
   Net realized gain (loss) on investments               20,194                37,387              (89,372)          (10,277)
   Capital gain distributions from mutual funds         121,222                83,623                   --                --
   Net change in unrealized appreciation
     (depreciation) of investments                     (527,585)           (1,773,827)          (1,927,385)         (169,225)
                                                     ----------           -----------          -----------         ---------
Increase (decrease) in net assets resulting
  from operations                                      (366,652)           (1,641,084)          (2,018,943)         (138,920)
                                                     ----------           -----------          -----------         ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  124,013               798,863              370,733            44,632
   Cost of insurance                                   (110,312)             (170,708)            (277,804)          (39,234)
   Policy loans                                         (23,699)              (33,575)             (30,723)          (13,013)
   Death benefits                                            --                    --                   --            (3,901)
   Withdrawals                                         (119,567)             (246,397)            (275,406)          (27,023)
                                                     ----------           -----------          -----------         ---------
Increase (decrease) in net assets resulting
  from principal transactions                          (129,565)              348,183             (213,200)          (38,539)
                                                     ----------           -----------          -----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (496,217)           (1,292,901)          (2,232,143)         (177,459)
NET ASSETS:
   Beginning of year                                  1,345,593             3,602,358            4,380,654           574,892
                                                     ----------           -----------          -----------         ---------
   End of year                                       $  849,376           $ 2,309,457          $ 2,148,511         $ 397,433
                                                     ==========           ===========          ===========         =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   67,665           $     4,509          $    (2,437)        $  42,820
   Net realized gain (loss) on investments               52,003               482,314              (52,395)            7,973
   Capital gain distributions from mutual funds          35,561               874,055                3,587                --
   Net change in unrealized appreciation
     (depreciation) of investments                       17,550              (711,523)           1,022,228           (39,757)
                                                     ----------           -----------          -----------         ---------
Increase (decrease) in net assets resulting
  from operations                                       172,779               649,355              970,983            11,036
                                                     ----------           -----------          -----------         ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  100,412               307,957              378,906            30,367
   Cost of insurance                                   (100,449)             (176,999)            (275,944)          (34,345)
   Policy loans                                         (27,663)              (17,126)            (111,193)           (3,825)
   Death benefits                                        (2,677)                   --             (192,280)          (28,411)
   Withdrawals                                         (133,987)           (1,045,050)            (344,916)          (23,721)
                                                     ----------           -----------          -----------         ---------
Increase (decrease) in net assets resulting
  from principal transactions                          (164,364)             (931,218)            (545,427)          (59,935)
                                                     ----------           -----------          -----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   8,415              (281,863)             425,556           (48,899)
NET ASSETS:
   Beginning of year                                  1,337,178             3,884,221            3,955,098           623,791
                                                     ----------           -----------          -----------         ---------
   End of year                                       $1,345,593           $ 3,602,358          $ 4,380,654         $ 574,892
                                                     ==========           ===========          ===========         =========

                            See accompanying notes.

                                  VA II - 13

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                   --------------------------------------------------------------------------
                                                                        Fidelity VIP
                                                   Fidelity VIP Index Investment Grade Fidelity VIP Money     Fidelity VIP
                                                    500 Portfolio -   Bond Portfolio - Market Portfolio - Overseas Portfolio -
                                                     Initial Class     Initial Class     Initial Class       Initial Class
                                                   ------------------ ---------------- ------------------ --------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $    1,039         $ 30,099         $   53,783          $  11,636
   Net realized gain (loss) on investments               (130,969)          (9,412)                --              5,648
   Capital gain distributions from mutual funds             9,476              735                 --             85,890
   Net change in unrealized appreciation
     (depreciation) of investments                        (91,582)         (57,062)                --           (477,726)
                                                       ----------         --------         ----------          ---------
Increase (decrease) in net assets resulting from
  operations                                             (212,036)         (35,640)            53,783           (374,552)
                                                       ----------         --------         ----------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   (664,180)          77,385            450,722             30,476
   Cost of insurance                                      (16,451)         (66,292)          (194,631)           (42,719)
   Policy loans                                                --           (9,870)          (158,038)           (11,515)
   Death benefits                                              --               --             (7,667)                --
   Withdrawals                                                 --          (46,893)          (316,033)           (36,117)
                                                       ----------         --------         ----------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (680,631)         (45,670)          (225,647)           (59,875)
                                                       ----------         --------         ----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (892,667)         (81,310)          (171,864)          (434,427)
NET ASSETS:
   Beginning of year                                    1,004,086          949,487          2,547,711            891,301
                                                       ----------         --------         ----------          ---------
   End of year                                         $  111,419         $868,177         $2,375,847          $ 456,874
                                                       ==========         ========         ==========          =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                        $   30,770         $ 29,959         $  102,097          $  20,007
   Net realized gain (loss) on investments                 43,212           (8,082)                --             71,231
   Capital gain distributions from mutual funds                --               --                 --             50,913
   Net change in unrealized appreciation
     (depreciation) of investments                        (18,162)          11,317                 --            (21,059)
                                                       ----------         --------         ----------          ---------
Increase (decrease) in net assets resulting from
  operations                                               55,820           33,194            102,097            121,092
                                                       ----------         --------         ----------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    540,869           95,495          1,217,294            129,085
   Cost of insurance                                      (48,608)         (53,805)          (159,705)           (41,307)
   Policy loans                                                --           (4,467)           (26,619)            (8,700)
   Death benefits                                              --               --                (16)                --
   Withdrawals                                           (273,758)         (38,717)          (263,564)           (54,243)
                                                       ----------         --------         ----------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  218,503           (1,494)           767,390             24,835
                                                       ----------         --------         ----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   274,323           31,700            869,487            145,927
NET ASSETS:
   Beginning of year                                      729,763          917,787          1,678,224            745,374
                                                       ----------         --------         ----------          ---------
   End of year                                         $1,004,086         $949,487         $2,547,711          $ 891,301
                                                       ==========         ========         ==========          =========

                            See accompanying notes.

                                  VA II - 14

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                 Sub-accounts
                                                        --------------------------------------------------------------
                                                           Franklin        Franklin          Franklin
                                                          Templeton        Templeton        Templeton
                                                        Franklin Money Templeton Foreign Templeton Global
                                                        Market Fund -  Securities Fund - Asset Allocation JPMorgan Bond
                                                           Class 1          Class 2       Fund - Class 1    Portfolio
                                                        -------------- ----------------- ---------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   2,559        $   4,223        $  47,246       $ 11,231
   Net realized gain (loss) on investments                       --              169          (69,209)        (6,491)
   Capital gain distributions from mutual funds                  --           19,273           61,813             --
   Net change in unrealized appreciation
     (depreciation) of investments                               --         (121,826)        (179,497)       (29,724)
                                                          ---------        ---------        ---------       --------
Increase (decrease) in net assets resulting from
  operations                                                  2,559          (98,161)        (139,647)       (24,984)
                                                          ---------        ---------        ---------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     (264,997)               5           25,614         18,580
   Cost of insurance                                         (4,873)          (2,830)         (16,275)        (9,356)
   Policy loans                                                  --               --             (233)        (2,382)
   Death benefits                                                --               --               --             --
   Withdrawals                                                   --               --          (40,062)       (11,932)
                                                          ---------        ---------        ---------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                   (269,870)          (2,825)         (30,956)        (5,090)
                                                          ---------        ---------        ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (267,311)        (100,986)        (170,603)       (30,074)
NET ASSETS:
   Beginning of year                                        267,311          244,106          547,451        150,436
                                                          ---------        ---------        ---------       --------
   End of year                                            $      --        $ 143,120        $ 376,848       $120,362
                                                          =========        =========        =========       ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $  14,137        $   3,016        $  86,427       $  8,788
   Net realized gain (loss) on investments                       --            1,010           (6,589)          (317)
   Capital gain distributions from mutual funds                  --           10,291          116,699             --
   Net change in unrealized appreciation
     (depreciation) of investments                               --           17,209         (152,714)        (7,712)
                                                          ---------        ---------        ---------       --------
Increase (decrease) in net assets resulting from
  operations                                                 14,137           31,526           43,823            759
                                                          ---------        ---------        ---------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      134,787            4,247          160,387         22,751
   Cost of insurance                                        (13,180)          (2,901)         (13,422)        (8,297)
   Policy loans                                                  --               --               (9)          (625)
   Death benefits                                                --               --               --             --
   Withdrawals                                             (137,070)              --          (13,044)          (927)
                                                          ---------        ---------        ---------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                    (15,463)           1,346          133,912         12,902
                                                          ---------        ---------        ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,326)          32,872          177,735         13,661
NET ASSETS:
   Beginning of year                                        268,637          211,234          369,716        136,775
                                                          ---------        ---------        ---------       --------
   End of year                                            $ 267,311        $ 244,106        $ 547,451       $150,436
                                                          =========        =========        =========       ========

                            See accompanying notes.

                                  VA II - 15

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Sub-accounts
                                                        -----------------------------------------------------------------------
                                                                                                 Neuberger
                                                                              Neuberger          Berman AMT       Oppenheimer
                                                         JPMorgan U.S.        Berman AMT       Short Duration  Global Securities
                                                         Large Cap Core  Partners Portfolio - Bond Portfolio -  Fund/VA - Non-
                                                        Equity Portfolio       Class I            Class I       Service Shares
                                                        ---------------- -------------------- ---------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $    523          $    (395)          $  5,170         $   4,493
   Net realized gain (loss) on investments                     5,429           (115,018)              (568)           20,523
   Capital gain distributions from mutual funds                   --             43,026                 --            39,102
   Net change in unrealized appreciation
     (depreciation) of investments                           (42,159)           (70,201)           (24,002)         (357,113)
                                                            --------          ---------           --------         ---------
Increase (decrease) in net assets resulting from
  operations                                                 (36,207)          (142,588)           (19,400)         (292,995)
                                                            --------          ---------           --------         ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                         3,768            199,318            (10,956)           44,202
   Cost of insurance                                          (4,644)          (198,564)            (8,177)          (32,457)
   Policy loans                                                  (40)            (3,891)               245            (2,765)
   Death benefits                                                 --                 --                 --                --
   Withdrawals                                                (4,738)              (914)              (395)          (12,468)
                                                            --------          ---------           --------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                      (5,654)            (4,051)           (19,283)           (3,488)
                                                            --------          ---------           --------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (41,861)          (146,639)           (38,683)         (296,483)
NET ASSETS:
   Beginning of year                                         111,387            284,355            154,465           728,350
                                                            --------          ---------           --------         ---------
   End of year                                              $ 69,526          $ 137,716           $115,782         $ 431,867
                                                            ========          =========           ========         =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                             $    250          $     156           $  2,934         $   3,351
   Net realized gain (loss) on investments                     1,130             38,771                179            48,661
   Capital gain distributions from mutual funds                   --             31,995                 --            31,171
   Net change in unrealized appreciation
     (depreciation) of investments                            (1,771)           (48,619)             2,707           (51,530)
                                                            --------          ---------           --------         ---------
Increase (decrease) in net assets resulting from
  operations                                                    (391)            22,303              5,820            31,653
                                                            --------          ---------           --------         ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        35,184            206,417             17,563           126,098
   Cost of insurance                                          (4,401)          (199,276)            (6,410)          (28,874)
   Policy loans                                               (1,627)              (755)            (5,307)           (8,614)
   Death benefits                                                 --                 --                 --                --
   Withdrawals                                                (1,491)           (28,118)            (5,995)          (48,928)
                                                            --------          ---------           --------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                      27,665            (21,732)              (149)           39,682
                                                            --------          ---------           --------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       27,274                571              5,671            71,335
NET ASSETS:
   Beginning of year                                          84,113            283,784            148,794           657,015
                                                            --------          ---------           --------         ---------
   End of year                                              $111,387          $ 284,355           $154,465         $ 728,350
                                                            ========          =========           ========         =========

                            See accompanying notes.

                                  VA II - 16

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                         Sub-accounts
                                         ---------------------------------------------------------------------------
                                          Oppenheimer                                                 SunAmerica
                                          Main Street      PIMCO VIT Real      PIMCO VIT Total        Aggressive
                                         Fund/VA - Non-  Return Portfolio -   Return Portfolio -        Growth
                                         Service Shares Administrative Class Administrative Class Portfolio - Class 1
                                         -------------- -------------------- -------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)            $   4,734         $   67,896           $  14,244           $    (1,924)
   Net realized gain (loss) on
     investments                               5,391             (1,750)              7,900                16,858
   Capital gain distributions from
     mutual funds                             40,238              2,987               3,863                    --
   Net change in unrealized
     appreciation (depreciation) of
     investments                            (335,934)          (222,737)            (10,288)           (1,090,005)
                                           ---------         ----------           ---------           -----------
Increase (decrease) in net assets
  resulting from operations                 (285,571)          (153,604)             15,719            (1,075,071)
                                           ---------         ----------           ---------           -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                   86,950             79,171            (241,257)              262,876
   Cost of insurance                         (36,870)           (34,041)             (7,074)             (121,406)
   Policy loans                               (1,096)                --                  --              (120,531)
   Death benefits                                 --                 --                  --                (3,474)
   Withdrawals                               (73,569)                --                  --              (141,273)
                                           ---------         ----------           ---------           -----------
Increase (decrease) in net assets
  resulting from principal transactions      (24,585)            45,130            (248,331)             (123,808)
                                           ---------         ----------           ---------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS     (310,156)          (108,474)           (232,612)           (1,198,879)
NET ASSETS:
   Beginning of year                         727,276          2,046,406             437,539             2,114,418
                                           ---------         ----------           ---------           -----------
   End of year                             $ 417,120         $1,937,932           $ 204,927           $   915,539
                                           =========         ==========           =========           ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)            $   1,237         $   74,481           $  16,967           $    (4,240)
   Net realized gain (loss) on
     investments                              33,206             (2,292)               (148)               24,712
   Capital gain distributions from
     mutual funds                                 --              4,705                  --                    --
   Net change in unrealized
     appreciation (depreciation) of
     investments                             (16,207)           101,439              15,373               (16,839)
                                           ---------         ----------           ---------           -----------
Increase (decrease) in net assets
  resulting from operations                   18,236            178,333              32,192                 3,633
                                           ---------         ----------           ---------           -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                  124,492            490,105             111,568               184,322
   Cost of insurance                         (35,415)           (51,952)            (12,381)             (152,910)
   Policy loans                               (7,988)                --                  --              (181,786)
   Death benefits                                 --                 --                  --                (3,657)
   Withdrawals                                (9,274)                --                  --              (171,750)
                                           ---------         ----------           ---------           -----------
Increase (decrease) in net assets
  resulting from principal transactions       71,815            438,153              99,187              (325,781)
                                           ---------         ----------           ---------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       90,051            616,486             131,379              (322,148)
NET ASSETS:
   Beginning of year                         637,225          1,429,920             306,160             2,436,566
                                           ---------         ----------           ---------           -----------
   End of year                             $ 727,276         $2,046,406           $ 437,539           $ 2,114,418
                                           =========         ==========           =========           ===========

                            See accompanying notes.

                                  VA II - 17

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                 ------------------------------------------------------------------------------
                                                     SunAmerica          SunAmerica        SunAmerica Blue       SunAmerica
                                                   Alliance Growth        Balanced           Chip Growth       Capital Growth
                                                 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                                 ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   (21,056)        $   33,382           $   (378)           $   (484)
   Net realized gain (loss) on investments              (153,554)            32,290            (18,275)                349
   Capital gain distributions from mutual funds               --                 --                 --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                    (1,649,556)          (440,496)           (44,951)            (35,330)
                                                     -----------         ----------           --------            --------
Increase (decrease) in net assets resulting
  from operations                                     (1,824,166)          (374,824)           (63,604)            (35,465)
                                                     -----------         ----------           --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   369,493            (10,215)            10,944              21,941
   Cost of insurance                                    (281,954)           (94,887)            (7,892)             (2,169)
   Policy loans                                         (160,207)           (47,257)              (346)                 --
   Death benefits                                         (2,873)              (303)                --                  --
   Withdrawals                                          (242,849)           (43,705)           (29,504)                 --
                                                     -----------         ----------           --------            --------
Increase (decrease) in net assets resulting
  from principal transactions                           (318,390)          (196,367)           (26,798)             19,772
                                                     -----------         ----------           --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (2,142,556)          (571,191)           (90,402)            (15,693)
NET ASSETS:
   Beginning of year                                   4,546,600          1,565,780            160,346              64,465
                                                     -----------         ----------           --------            --------
   End of year                                       $ 2,404,044         $  994,589           $ 69,944            $ 48,772
                                                     ===========         ==========           ========            ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   (30,871)        $   34,861           $   (602)           $    141
   Net realized gain (loss) on investments               (60,134)            18,169              1,266               1,659
   Capital gain distributions from mutual funds               --                 --                 --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                       653,156             23,799             16,379               1,490
                                                     -----------         ----------           --------            --------
Increase (decrease) in net assets resulting
  from operations                                        562,151             76,829             17,043               3,290
                                                     -----------         ----------           --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   518,350             97,484             24,482              30,910
   Cost of insurance                                    (269,687)           (86,331)            (7,270)             (1,515)
   Policy loans                                          (83,848)             1,445                (18)                 --
   Death benefits                                        (26,166)            (7,108)                --                  --
   Withdrawals                                          (298,679)          (218,031)              (555)             (3,185)
                                                     -----------         ----------           --------            --------
Increase (decrease) in net assets resulting
  from principal transactions                           (160,030)          (212,541)            16,639              26,210
                                                     -----------         ----------           --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  402,121           (135,712)            33,682              29,500
NET ASSETS:
   Beginning of year                                   4,144,479          1,701,492            126,664              34,965
                                                     -----------         ----------           --------            --------
   End of year                                       $ 4,546,600         $1,565,780           $160,346            $ 64,465
                                                     ===========         ==========           ========            ========

                            See accompanying notes.

                                  VA II - 18

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                 ------------------------------------------------------------------------------
                                                                                                                 SunAmerica
                                                   SunAmerica Cash       SunAmerica       SunAmerica Davis        "Dogs" of
                                                     Management        Corporate Bond       Venture Value        Wall Street
                                                 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                                 ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   52,828           $  9,510           $    24,519          $   7,398
   Net realized gain (loss) on investments               32,078             (4,287)               91,729            (15,402)
   Capital gain distributions from mutual funds              --                 --               379,445             49,239
   Net change in unrealized appreciation
     (depreciation) of investments                      (74,789)           (28,470)           (1,703,196)          (128,083)
                                                     ----------           --------           -----------          ---------
Increase (decrease) in net assets resulting
  from operations                                        10,117            (23,247)           (1,207,503)           (86,848)
                                                     ----------           --------           -----------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  575,182             21,620                59,896             16,258
   Cost of insurance                                   (177,969)           (24,967)             (150,684)           (14,344)
   Policy loans                                          49,799             (2,207)             (228,566)              (509)
   Death benefits                                            --                 --                (3,272)                --
   Withdrawals                                         (383,348)           (40,823)             (111,221)           (59,704)
                                                     ----------           --------           -----------          ---------
Increase (decrease) in net assets resulting
  from principal transactions                            63,664            (46,377)             (433,847)           (58,299)
                                                     ----------           --------           -----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  73,781            (69,624)           (1,641,350)          (145,147)
NET ASSETS:
   Beginning of year                                  2,362,757            291,427             3,371,406            355,467
                                                     ----------           --------           -----------          ---------
   End of year                                       $2,436,538           $221,803           $ 1,730,056          $ 210,320
                                                     ==========           ========           ===========          =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   70,204           $  9,483           $     4,247          $   6,527
   Net realized gain (loss) on investments               14,659              1,787               609,637             34,941
   Capital gain distributions from mutual funds              --                 --               161,442             22,412
   Net change in unrealized appreciation
     (depreciation) of investments                       (2,147)             3,143              (565,943)           (71,101)
                                                     ----------           --------           -----------          ---------
Increase (decrease) in net assets resulting
  from operations                                        82,716             14,413               209,383             (7,221)
                                                     ----------           --------           -----------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  374,926             14,732               227,701             22,001
   Cost of insurance                                   (175,101)           (22,078)             (157,308)           (17,003)
   Policy loans                                             634              7,332              (176,389)               434
   Death benefits                                          (896)                --              (341,654)                --
   Withdrawals                                          (58,064)           (72,787)             (254,640)           (95,843)
                                                     ----------           --------           -----------          ---------
Increase (decrease) in net assets resulting
  from principal transactions                           141,499            (72,801)             (702,290)           (90,411)
                                                     ----------           --------           -----------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 224,215            (58,388)             (492,907)           (97,632)
NET ASSETS:
   Beginning of year                                  2,138,542            349,815             3,864,313            453,099
                                                     ----------           --------           -----------          ---------
   End of year                                       $2,362,757           $291,427           $ 3,371,406          $ 355,467
                                                     ==========           ========           ===========          =========

                            See accompanying notes.

                                  VA II - 19

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Sub-accounts
                                                 ------------------------------------------------------------------------------
                                                                                             SunAmerica
                                                     SunAmerica       SunAmerica Equity      Fundamental         SunAmerica
                                                  Emerging Markets      Opportunities          Growth            Global Bond
                                                 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                                 ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $    14,742          $   2,742          $   (7,890)          $  16,245
   Net realized gain (loss) on investments               115,136              4,378              (1,486)             23,847
   Capital gain distributions from mutual funds          529,732             68,338                  --               3,971
   Net change in unrealized appreciation
     (depreciation) of investments                    (1,902,784)          (238,913)           (556,681)            (23,642)
                                                     -----------          ---------          ----------           ---------
Increase (decrease) in net assets resulting
  from operations                                     (1,243,174)          (163,455)           (566,057)             20,421
                                                     -----------          ---------          ----------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   325,332             41,349             154,079             287,848
   Cost of insurance                                     (91,086)           (22,649)            (89,222)           (242,021)
   Policy loans                                         (122,896)            (1,314)            (14,125)             (4,168)
   Death benefits                                         (4,580)                --              (2,846)                 --
   Withdrawals                                          (107,087)           (16,134)           (103,786)            (44,164)
                                                     -----------          ---------          ----------           ---------
Increase (decrease) in net assets resulting
  from principal transactions                               (317)             1,252             (55,900)             (2,505)
                                                     -----------          ---------          ----------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,243,491)          (162,203)           (621,957)             17,916
NET ASSETS:
   Beginning of year                                   2,130,462            429,288           1,271,719             574,307
                                                     -----------          ---------          ----------           ---------
   End of year                                       $   886,971          $ 267,085          $  649,762           $ 592,223
                                                     ===========          =========          ==========           =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $    22,538          $   4,309          $   (9,311)          $    (951)
   Net realized gain (loss) on investments               173,993             10,022             (37,086)            (11,987)
   Capital gain distributions from mutual funds          243,692             43,347                  --               2,609
   Net change in unrealized appreciation
     (depreciation) of investments                       177,551            (60,285)            210,618              66,547
                                                     -----------          ---------          ----------           ---------
Increase (decrease) in net assets resulting
  from operations                                        617,774             (2,607)            164,221              56,218
                                                     -----------          ---------          ----------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   216,111             42,861             144,913             119,825
   Cost of insurance                                     (90,361)           (22,058)            (79,539)           (199,568)
   Policy loans                                          (24,715)              (637)            (13,047)             (5,249)
   Death benefits                                        (44,447)            (6,615)            (11,104)             (2,773)
   Withdrawals                                           (77,889)           (23,828)           (129,859)             (7,240)
                                                     -----------          ---------          ----------           ---------
Increase (decrease) in net assets resulting
  from principal transactions                            (21,301)           (10,277)            (88,636)            (95,005)
                                                     -----------          ---------          ----------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  596,473            (12,884)             75,585             (38,787)
NET ASSETS:
   Beginning of year                                   1,533,989            442,172           1,196,134             613,094
                                                     -----------          ---------          ----------           ---------
   End of year                                       $ 2,130,462          $ 429,288          $1,271,719           $ 574,307
                                                     ===========          =========          ==========           =========

                            See accompanying notes.

                                  VA II - 20

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                                                 SunAmerica
                                             SunAmerica            Growth            SunAmerica          SunAmerica
                                           Global Equities      Opportunities       Growth-Income      High-Yield Bond
                                         Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)               $   9,518           $   (758)          $     8,754          $ 20,094
   Net realized gain (loss) on
     investments                                 35,157              9,936                (1,632)           (1,028)
   Capital gain distributions from
     mutual funds                                    --                 --               286,714                --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (383,222)           (53,081)           (1,539,750)          (89,433)
                                              ---------           --------           -----------          --------
Increase (decrease) in net assets
  resulting from operations                    (338,547)           (43,903)           (1,245,914)          (70,367)
                                              ---------           --------           -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      82,335             (6,804)              251,459             4,293
   Cost of insurance                            (43,721)            (4,240)             (137,748)          (15,363)
   Policy loans                                 (29,746)           (12,135)              (89,613)             (702)
   Death benefits                                    --                 --                (2,425)               --
   Withdrawals                                  (11,289)            (2,563)             (189,226)           (2,160)
                                              ---------           --------           -----------          --------
Increase (decrease) in net assets
  resulting from principal transactions          (2,421)           (25,742)             (167,553)          (13,932)
                                              ---------           --------           -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (340,968)           (69,645)           (1,413,467)          (84,299)
NET ASSETS:
   Beginning of year                            769,002            142,042             2,895,990           226,263
                                              ---------           --------           -----------          --------
   End of year                                $ 428,034           $ 72,397           $ 1,482,523          $141,964
                                              =========           ========           ===========          ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)               $   3,294           $   (918)          $     5,346          $ 15,084
   Net realized gain (loss) on
     investments                                 49,952              2,343                79,721             5,568
   Capital gain distributions from
     mutual funds                                    --                 --                    --                --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 24,543             20,961               190,499           (19,213)
                                              ---------           --------           -----------          --------
Increase (decrease) in net assets
  resulting from operations                      77,789             22,386               275,566             1,439
                                              ---------           --------           -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      90,716             20,313               199,090            22,227
   Cost of insurance                            (45,015)            (4,100)             (132,633)          (14,392)
   Policy loans                                  (4,649)                (8)              (26,271)             (411)
   Death benefits                               (15,964)                --                (5,155)           (2,476)
   Withdrawals                                  (34,583)            (3,741)             (223,657)          (13,364)
                                              ---------           --------           -----------          --------
Increase (decrease) in net assets
  resulting from principal transactions          (9,495)            12,464              (188,626)           (8,416)
                                              ---------           --------           -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          68,294             34,850                86,940            (6,977)
NET ASSETS:
   Beginning of year                            700,708            107,192             2,809,050           233,240
                                              ---------           --------           -----------          --------
   End of year                                $ 769,002           $142,042           $ 2,895,990          $226,263
                                              =========           ========           ===========          ========

                            See accompanying notes.

                                  VA II - 21

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                             SunAmerica          SunAmerica
                                            International       International        SunAmerica        SunAmerica MFS
                                             Diversified         Growth and        Marsico Focused      Massachusetts
                                              Equities             Income              Growth          Investors Trust
                                         Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)               $  21,120          $   21,272           $  (1,623)          $   1,438
   Net realized gain (loss) on
     investments                                 27,105             109,379              17,434              17,956
   Capital gain distributions from
     mutual funds                                19,148             104,414             130,808                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (451,414)           (836,156)           (485,120)           (219,165)
                                              ---------          ----------           ---------           ---------
Increase (decrease) in net assets
  resulting from operations                    (384,041)           (601,091)           (338,501)           (199,771)
                                              ---------          ----------           ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      92,432             (83,291)             68,190              52,723
   Cost of insurance                            (58,533)            (62,308)            (35,840)            (44,243)
   Policy loans                                  (8,484)            (13,402)             (7,465)            (38,877)
   Death benefits                                    --                  --                (373)             (4,914)
   Withdrawals                                  (42,217)            (68,208)            (43,365)            (34,884)
                                              ---------          ----------           ---------           ---------
Increase (decrease) in net assets
  resulting from principal transactions         (16,802)           (227,209)            (18,853)            (70,195)
                                              ---------          ----------           ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (400,843)           (828,300)           (357,354)           (269,966)
NET ASSETS:
   Beginning of year                            968,063           1,477,656             828,903             626,413
                                              ---------          ----------           ---------           ---------
   End of year                                $ 567,220          $  649,356           $ 471,549           $ 356,447
                                              =========          ==========           =========           =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)               $  11,822          $   12,472           $  (4,263)          $   2,159
   Net realized gain (loss) on
     investments                                 96,797              91,019              37,271              46,725
   Capital gain distributions from
     mutual funds                                    --             174,375              39,294                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 16,597            (190,754)             21,729              16,790
                                              ---------          ----------           ---------           ---------
Increase (decrease) in net assets
  resulting from operations                     125,216              87,112              94,031              65,674
                                              ---------          ----------           ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                     148,047             177,053             133,659              51,243
   Cost of insurance                            (56,486)            (67,200)            (37,130)            (42,932)
   Policy loans                                 (58,091)            (12,552)             (7,355)            (15,271)
   Death benefits                               (27,099)            (11,741)                 --             (21,124)
   Withdrawals                                  (54,841)           (122,473)            (45,417)           (128,242)
                                              ---------          ----------           ---------           ---------
Increase (decrease) in net assets
  resulting from principal transactions         (48,470)            (36,913)             43,757            (156,326)
                                              ---------          ----------           ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          76,746              50,199             137,788             (90,652)
NET ASSETS:
   Beginning of year                            891,317           1,427,457             691,115             717,065
                                              ---------          ----------           ---------           ---------
   End of year                                $ 968,063          $1,477,656           $ 828,903           $ 626,413
                                              =========          ==========           =========           =========

                            See accompanying notes.

                                  VA II - 22

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                           SunAmerica MFS        SunAmerica          SunAmerica          SunAmerica
                                            Total Return       Mid-Cap Growth        Real Estate         Technology
                                         Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)              $   29,756          $   (18,565)        $   17,187           $ (1,034)
   Net realized gain (loss) on
     investments                                (33,278)             (40,256)           (12,330)             1,384
   Capital gain distributions from
     mutual funds                                80,072                   --             93,094                 --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (370,987)          (1,270,940)          (441,439)           (93,001)
                                             ----------          -----------         ----------           --------
Increase (decrease) in net assets
  resulting from operations                    (294,437)          (1,329,761)          (343,488)           (92,651)
                                             ----------          -----------         ----------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                     147,191              298,969             73,224             35,250
   Cost of insurance                            (88,200)            (175,151)           (35,115)            (4,106)
   Policy loans                                  (5,711)             (75,570)           (35,023)            (7,491)
   Death benefits                                    --               (7,304)                --                 --
   Withdrawals                                 (158,346)            (215,461)           (99,373)            (2,876)
                                             ----------          -----------         ----------           --------
Increase (decrease) in net assets
  resulting from principal transactions        (105,066)            (174,517)           (96,287)            20,777
                                             ----------          -----------         ----------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (399,503)          (1,504,278)          (439,775)           (71,874)
NET ASSETS:
   Beginning of year                          1,336,467            3,086,681            841,550            166,856
                                             ----------          -----------         ----------           --------
   End of year                               $  936,964          $ 1,582,403         $  401,775           $ 94,982
                                             ==========          ===========         ==========           ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)              $   25,031          $   (15,025)        $    6,331           $ (1,060)
   Net realized gain (loss) on
     investments                                 28,710              (85,481)           118,634              4,049
   Capital gain distributions from
     mutual funds                                62,140                   --            146,768                 --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (73,137)             535,463           (422,725)            23,875
                                             ----------          -----------         ----------           --------
Increase (decrease) in net assets
  resulting from operations                      42,744              434,957           (150,992)            26,864
                                             ----------          -----------         ----------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                     152,902              327,894            126,274             30,690
   Cost of insurance                            (79,635)            (163,963)           (40,607)            (3,658)
   Policy loans                                   3,928              (26,667)               370                (46)
   Death benefits                                    --              (12,131)                --                 --
   Withdrawals                                  (34,031)            (189,435)          (160,753)            (2,050)
                                             ----------          -----------         ----------           --------
Increase (decrease) in net assets
  resulting from principal transactions          43,164              (64,302)           (74,716)            24,936
                                             ----------          -----------         ----------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          85,908              370,655           (225,708)            51,800
NET ASSETS:
   Beginning of year                          1,250,559            2,716,026          1,067,258            115,056
                                             ----------          -----------         ----------           --------
   End of year                               $1,336,467          $ 3,086,681         $  841,550           $166,856
                                             ==========          ===========         ==========           ========

                            See accompanying notes.

                                  VA II - 23

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                                                                    UIF Core Plus        UIF Mid Cap
                                             SunAmerica          SunAmerica         Fixed Income           Growth
                                           Telecom Utility    Total Return Bond  Portfolio - Class I Portfolio - Class I
                                         Portfolio - Class 1 Portfolio - Class 1       Shares              Shares
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)               $   5,536           $  2,028            $      --           $     398
   Net realized gain (loss) on
     investments                                  4,563               (317)                  --              (1,351)
   Capital gain distributions from
     mutual funds                                    --                 --                   --              54,473
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (145,937)             1,360                   --            (248,155)
                                              ---------           --------            ---------           ---------
Increase (decrease) in net assets
  resulting from operations                    (135,838)             3,071                   --            (194,635)
                                              ---------           --------            ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      53,656             11,210                   --             271,053
   Cost of insurance                            (17,217)            (3,288)                  --              (7,302)
   Policy loans                                   1,604                 97                   --                  --
   Death benefits                                    --             (3,529)                  --                  --
   Withdrawals                                   (3,922)           (23,500)                  --                  --
                                              ---------           --------            ---------           ---------
Increase (decrease) in net assets
  resulting from principal transactions          34,121            (19,010)                  --             263,751
                                              ---------           --------            ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (101,717)           (15,939)                  --              69,116
NET ASSETS:
   Beginning of year                            343,922             88,672                   --             227,278
                                              ---------           --------            ---------           ---------
   End of year                                $ 242,205           $ 72,733            $      --           $ 296,394
                                              =========           ========            =========           =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)               $   6,232           $  5,364            $   8,171           $    (901)
   Net realized gain (loss) on
     investments                                 10,017              2,168                  578                 452
   Capital gain distributions from
     mutual funds                                    --                 --                   --               9,476
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 32,988             (1,569)                 901              29,323
                                              ---------           --------            ---------           ---------
Increase (decrease) in net assets
  resulting from operations                      49,237              5,963                9,650              38,350
                                              ---------           --------            ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      87,583             13,813               50,254              77,085
   Cost of insurance                            (13,953)            (4,038)              (4,358)             (7,784)
   Policy loans                                  (4,075)           (44,620)                  --                  --
   Death benefits                                    --             (2,282)                  --                  --
   Withdrawals                                  (15,889)           (14,588)            (239,945)                 --
                                              ---------           --------            ---------           ---------
Increase (decrease) in net assets
  resulting from principal transactions          53,666            (51,715)            (194,049)             69,301
                                              ---------           --------            ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         102,903            (45,752)            (184,399)            107,651
NET ASSETS:
   Beginning of year                            241,019            134,424              184,399             119,627
                                              ---------           --------            ---------           ---------
   End of year                                $ 343,922           $ 88,672            $      --           $ 227,278
                                              =========           ========            =========           =========

                            See accompanying notes.

                                  VA II - 24

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                    Sub-accounts
                                         ------------------------------------------------------------------
                                                                 Van Eck         Van Eck
                                            UIF U.S. Mid        Worldwide       Worldwide     Vanguard VIF
                                              Cap Value         Emerging          Hard         Total Bond
                                         Portfolio - Class I  Markets Fund     Assets Fund       Market
                                               Shares        - Initial Class - Initial Class Index Portfolio
                                         ------------------- --------------- --------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)               $   1,618         $  (4,012)      $  (4,507)      $  6,064
   Net realized gain (loss) on
     investments                               (158,422)          (55,811)         55,329            (25)
   Capital gain distributions from
     mutual funds                                83,968           229,557         120,310             --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 13,212          (560,825)       (531,711)         1,287
                                              ---------         ---------       ---------       --------
Increase (decrease) in net assets
  resulting from operations                     (59,624)         (391,091)       (360,579)         7,326
                                              ---------         ---------       ---------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                    (219,285)           19,870           9,591             --
   Cost of insurance                             (4,863)          (31,748)        (43,124)        (2,112)
   Policy loans                                      --            (1,517)           (597)            --
   Death benefits                                    --                --              --             --
   Withdrawals                                       --           (60,622)        (57,716)            --
                                              ---------         ---------       ---------       --------
Increase (decrease) in net assets
  resulting from principal transactions        (224,148)          (74,017)        (91,846)        (2,112)
                                              ---------         ---------       ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (283,772)         (465,108)       (452,425)         5,214
NET ASSETS:
   Beginning of year                            283,772           659,252         842,576        148,788
                                              ---------         ---------       ---------       --------
   End of year                                $      --         $ 194,144       $ 390,151       $154,002
                                              =========         =========       =========       ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)               $   3,599         $  (3,007)      $  (5,587)      $  4,599
   Net realized gain (loss) on
     investments                                150,907           202,499          68,617            (57)
   Capital gain distributions from
     mutual funds                                96,646           125,603          58,768             --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (184,065)         (106,314)        130,455          4,135
                                              ---------         ---------       ---------       --------
Increase (decrease) in net assets
  resulting from operations                      67,087           218,781         252,253          8,677
                                              ---------         ---------       ---------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                     126,340           (65,310)        230,365         10,344
   Cost of insurance                            (24,741)          (33,938)        (35,981)        (2,242)
   Policy loans                                      --           (36,326)        (13,618)            --
   Death benefits                                    --           (59,611)             --             --
   Withdrawals                                 (686,668)          (30,191)        (24,054)            --
                                              ---------         ---------       ---------       --------
Increase (decrease) in net assets
  resulting from principal transactions        (585,069)         (225,376)        156,712          8,102
                                              ---------         ---------       ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (517,982)           (6,595)        408,965         16,779
NET ASSETS:
   Beginning of year                            801,754           665,847         433,611        132,009
                                              ---------         ---------       ---------       --------
   End of year                                $ 283,772         $ 659,252       $ 842,576       $148,788
                                              =========         =========       =========       ========

                            See accompanying notes.

                                  VA II - 25

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Variable Account II (the "Account") was established by AIG Life Insurance Company (the "Company") on June 5, 1986, to fund individual and group flexible premium variable universal life insurance policies issued by the Company. The Executive Advantage/SM/ policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life, Polaris Survivorship Life, and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

                        AIG RETIREMENT COMPANY I: (15)
           AIG Retirement Company I International Equities Fund (16)
             AIG Retirement Company I Mid Cap Index Fund (1) (17)
              AIG Retirement Company I Small Cap Index Fund (18)

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                 AIM V.I. Capital Appreciation Fund - Series I
              AIM V.I. International Growth Fund Fund - Series I

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
   AllianceBernstein Americas Government Income Portfolio - Class A (1) (12)
          AllianceBernstein Balanced Shares Portfolio - Class A (19)
      AllianceBernstein Balanced Wealth Strategy Portfolio - Class A (19)
            AllianceBernstein Global Bond Portfolio - Class A (12)
    AllianceBernstein Global Dollar Government Portfolio - Class A (1) (12)
            AllianceBernstein Global Technology Portfolio - Class A
            AllianceBernstein Growth and Income Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class A
             AllianceBernstein High Yield Portfolio - Class A (12)
       AllianceBernstein Intermediate Bond Portfolio - Class A (12) (13)
        AllianceBernstein International Growth Portfolio - Class A (1)
 AllianceBernstein International Research Growth Portfolio - Class A (1) (11)
            AllianceBernstein Large Cap Growth Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class A
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
             AllianceBernstein Utility Income Portfolio - Class A

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
            American Century VP Capital Appreciation Fund - Class I
              American Century VP Income & Growth Fund - Class I
               American Century VP International Fund - Class I

                             ANCHOR SERIES TRUST:
           Anchor Series Trust Asset Allocation Portfolio - Class 1
         Anchor Series Trust Capital Appreciation Portfolio - Class 1
      Anchor Series Trust Government and Quality Bond Portfolio - Class 1
                Anchor Series Trust Growth Portfolio - Class 1
           Anchor Series Trust Natural Resources Portfolio - Class 1

                                  VA II - 26

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
             BlackRock Fundamental Growth V.I. Fund - Class I (1)
              BlackRock Government Income V.I. Fund - Class I (1)
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                 Credit Suisse Emerging Markets Portfolio (1)
                 Credit Suisse Global Small Cap Portfolio (1)
                Credit Suisse International Focus Portfolio (1)
                  Credit Suisse Large Cap Value Portfolio (1)
                   Credit Suisse Mid-Cap Core Portfolio (1)
                 Credit Suisse Small Cap Core I Portfolio (1)

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
        Dreyfus VIF Small Company Stock Portfolio - Initial Shares (3)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
         Franklin Templeton Franklin Money Market Fund - Class 1 (21)
 Franklin Templeton Templeton Developing Markets Securities Fund - Class 2 (1)
        Franklin Templeton Templeton Foreign Securities Fund - Class 2
      Franklin Templeton Templeton Global Asset Allocation Fund - Class 1
       Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
 Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares
                                    (1) (2)
   Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares (1)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
                            JPMorgan Bond Portfolio
                     JPMorgan Small Company Portfolio (1)
                 JPMorgan U.S. Large Cap Core Equity Portfolio

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
               Neuberger Berman AMT Partners Portfolio - Class I
     Neuberger Berman AMT Short Duration Bond Portfolio - Class I (4) (20)

                                  VA II - 27

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer Main Street Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
           PIMCO VIT High Yield Portfolio - Administrative Class (1)
   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class (1)
            PIMCO VIT Real Return Portfolio - Administrative Class
           PIMCO VIT Short-Term Portfolio - Administrative Class (1)
            PIMCO VIT Total Return Portfolio - Administrative Class

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                SunAmerica Alliance Growth Portfolio - Class 1
                  SunAmerica Balanced Portfolio - Class 1 (5)
                SunAmerica Blue Chip Growth Portfolio - Class 1
               SunAmerica Capital Growth Portfolio - Class 1 (6)
                SunAmerica Cash Management Portfolio - Class 1
                 SunAmerica Corporate Bond Portfolio - Class 1
              SunAmerica Davis Venture Value Portfolio - Class 1
             SunAmerica "Dogs" of Wall Street Portfolio - Class 1
                SunAmerica Emerging Markets Portfolio - Class 1
            SunAmerica Equity Opportunities Portfolio - Class 1 (7)
             SunAmerica Fundamental Growth Portfolio - Class 1 (8)
                  SunAmerica Global Bond Portfolio - Class 1
                SunAmerica Global Equities Portfolio - Class 1
              SunAmerica Growth Opportunities Portfolio - Class 1
                 SunAmerica Growth-Income Portfolio - Class 1
                SunAmerica High-Yield Bond Portfolio - Class 1
       SunAmerica International Diversified Equities Portfolio - Class 1
        SunAmerica International Growth and Income Portfolio - Class 1
           SunAmerica Marsico Focused Growth Portfolio - Class 1 (9)
       SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1
                SunAmerica MFS Total Return Portfolio - Class 1
              SunAmerica Mid-Cap Growth Portfolio - Class 1 (10)
                  SunAmerica Real Estate Portfolio - Class 1
                   SunAmerica Technology Portfolio - Class 1
                SunAmerica Telecom Utility Portfolio - Class 1
             SunAmerica Total Return Bond Portfolio - Class 1 (14)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Core Plus Fixed Income Portfolio - Class I Shares
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
                 UIF High Yield Portfolio - Class I Shares (1)
                 UIF Mid Cap Growth Portfolio - Class I Shares
               UIF U.S. Mid Cap Value Portfolio - Class I Shares

                VAN ECK WORLDWIDE INSURANCE TRUST ("VAN ECK"):
            Van Eck Worldwide Emerging Markets Fund - Initial Class
              Van Eck Worldwide Hard Assets Fund - Initial Class

                                  VA II - 28

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
            Vanguard(R) VIF Total Stock Market Index Portfolio (1)
               Vanguard(R) VIF Total Bond Market Index Portfolio

(1) Sub-accounts had no activity.

(2) Effective April 30, 2007, Goldman Sachs International Equity Fund - Institutional Shares changed its name to Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares.

(3) Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio - Initial Shares was closed and liquidated.

(4) Effective May 1, 2007, Neuberger Berman AMT Limited Maturity Bond Portfolio
    - Class 1 changed its name to Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class 1.

(5) Effective May 1, 2007, SunAmerica SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

(6) Effective May 1, 2007, SunAmerica Goldman Sachs Research Portfolio - Class 1 changed its name to SunAmerica Capital Growth Portfolio - Class 1.

(7) Effective May 1, 2007, SunAmerica Federated American Leaders Portfolio - Class 1 changed its name to SunAmerica Equity Opportunities Portfolio - Class 1.

(8) Effective May 1, 2007, SunAmerica Putnam Growth: Voyager Portfolio - Class 1 changed its name to SunAmerica Fundamental Growth Portfolio - Class 1.

(9) Effective May 1, 2007, SunAmerica Marsico Growth Portfolio - Class 1 changed its name to SunAmerica Marsico Focused Growth Portfolio - Class 1.

(10)Effective May 1, 2007, SunAmerica MFS Mid-Cap Growth Portfolio - Class 1 changed its name to SunAmerica Mid-Cap Growth Portfolio - Class 1.

(11)Effective November 7, 2007, AllianceBernstein International Research Growth Portfolio - Class A is no longer offered as an investment option.

(12)Effective April 25, 2008, AllianceBernstein Americas Government Income Portfolio - Class A, AllianceBernstein Global Bond Portfolio - Class A, AllianceBernstein Global Dollar Government Portfolio - Class A and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A.

(13)Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.

(14)Effective May 1, 2008, SunAmerica Worldwide High Income Portfolio - Class 1 changed its name to SunAmerica Total Return Bond Portfolio - Class 1.

(15)Effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.

(16)Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

(17)Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

(18)Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

(19)Effective September 26, 2008, AllianceBernstein Balanced Shares - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.

(20)Effective September 26, 2008, Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I changed its name to Neuberger Berman AMT Short Duration Bond Portfolio - Class I.

(21)Effective December 15, 2008, Franklin Templeton Franklin Money Market Fund
    - Class 1 is no longer offered as an investment option.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

                                  VA II - 29

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to AIG Retirement Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the appropriate policy prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting policies followed by the Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In September 2006, the FASB issued FAS
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Account adopted FAS 157 on January 1, 2008, its required effective date, and it resulted in no cumulative effect to the financial statements.

FAIR VALUE MEASUREMENTS - Beginning January 1, 2008, assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical instruments. The Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

                                  VA II - 30

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

The Account assets measured at fair value as of December 31, 2008 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is present. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY VALUATION - The investment in shares of Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of sales charges for each policy follows:

POLICIES                                         SALES CHARGES
------------------------------------------------ ------------------------------------------------------------------
Variable Universal Life Policy and Gallery Life  5% of each premium payment plus the state specific premium taxes.

Executive Advantage                              The maximum charge is 9% of each premium payment.

Gemstone Life                                    5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy
                                                 year 11. The maximum charge is 8% of each premium payment.

Polaris Life and Polaris Survivorship Life       Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.

                                  VA II - 31

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                                 MORTALITY AND EXPENSE RISK
                                                 AND ADMINISTRATIVE CHARGES MORTALITY AND EXPENSE RISK AND
                                                   CURRENT MINIMUM ANNUAL       ADMINISTRATIVE CHARGES
POLICIES                                                    RATE                 MAXIMUM ANNUAL RATE
------------------------------------------------ -------------------------- ------------------------------
Variable Universal Life Policy and Gallery Life             0.90%                        0.90%
Executive Advantage                                         0.20%                        1.00%
Gemstone Life                                               0.75%                        0.90%
Polaris Life and Polaris Survivorship Life                  0.75%                        0.90%

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

                                  VA II - 32

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VA II - 33

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                      Cost of    Proceeds
Sub-accounts                                                         Purchases  from Sales
-------------------------------------------------------------------- ---------- ----------
AIG Retirement Company I International Equities Fund                 $1,627,726  $ 24,623
AIG Retirement Company I Small Cap Index Fund                           267,343     8,002
AIM V.I. Capital Appreciation Fund - Series I                            37,738    98,342
AIM V.I. International Growth Fund - Series I                            69,069   294,124
AllianceBernstein Balanced Shares Portfolio - Class A                    47,362   234,827
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A          192,288    16,203
AllianceBernstein Global Bond Portfolio - Class A                         6,334    55,284
AllianceBernstein Global Technology Portfolio - Class A                 119,128   225,154
AllianceBernstein Growth and Income Portfolio - Class A                 708,518   708,009
AllianceBernstein Growth Portfolio - Class A                             86,136   442,854
AllianceBernstein High Yield Portfolio - Class A                         74,910    74,702
AllianceBernstein Intermediate Bond Portfolio - Class A                  83,688    35,081
AllianceBernstein Large Cap Growth Portfolio - Class A                   78,893   186,822
AllianceBernstein Money Market Portfolio - Class A                       75,729    24,925
AllianceBernstein Real Estate Investment Portfolio - Class A            241,962   116,852
AllianceBernstein Small Cap Growth Portfolio - Class A                   47,487    71,433
AllianceBernstein Utility Income Portfolio - Class A                     89,232    32,210
American Century VP Capital Appreciation Fund - Class I                  30,778    46,264
American Century VP Income & Growth Fund - Class I                       82,909    91,044
Anchor Series Trust Asset Allocation Portfolio - Class 1                223,228   107,136
Anchor Series Trust Capital Appreciation Portfolio - Class 1          1,020,010   798,928
Anchor Series Trust Government and Quality Bond Portfolio - Class 1     293,180   119,328
Anchor Series Trust Growth Portfolio - Class 1                          466,283   276,265
Anchor Series Trust Natural Resources Portfolio - Class 1               708,083   326,045
BlackRock Basic Value V.I. Fund - Class I                                 6,351     3,065
Dreyfus Stock Index Fund, Inc. - Initial Shares                         457,048   857,953
Fidelity VIP Asset Manager Portfolio - Initial Class                    224,233   213,059
Fidelity VIP Contrafund Portfolio - Initial Class                       822,236   378,697
Fidelity VIP Growth Portfolio - Initial Class                           179,138   394,524
Fidelity VIP High Income Portfolio - Initial Class                       63,636    61,593
Fidelity VIP Index 500 Portfolio - Initial Class                        123,540   793,656
Fidelity VIP Investment Grade Bond Portfolio - Initial Class             94,356   109,192
Fidelity VIP Money Market Portfolio - Initial Class                     497,922   669,786
Fidelity VIP Overseas Portfolio - Initial Class                         117,150    79,499
Franklin Templeton Franklin Money Market Fund - Class 1                  40,138   307,449
Franklin Templeton Templeton Foreign Securities Fund - Class 2           23,982     3,309
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1     152,238    74,136
JPMorgan Bond Portfolio                                                  31,079    24,937
JPMorgan U.S. Large Cap Core Equity Portfolio                            15,398    20,528
Neuberger Berman AMT Partners Portfolio - Class I                       244,847   206,267
Neuberger Berman AMT Short Duration Bond Portfolio - Class I             10,072    24,185
Oppenheimer Global Securities Fund/VA - Non-Service Shares              103,408    63,301
Oppenheimer Main Street Fund/VA - Non-Service Shares                    113,459    93,072
PIMCO VIT Real Return Portfolio - Administrative Class                  148,863    32,849
PIMCO VIT Total Return Portfolio - Administrative Class                  50,599   280,823
SunAmerica Aggressive Growth Portfolio - Class 1                        145,897   271,631
SunAmerica Alliance Growth Portfolio - Class 1                          296,070   635,517
SunAmerica Balanced Portfolio - Class 1                                 115,413   278,398
SunAmerica Blue Chip Growth Portfolio - Class 1                          36,842    64,018
SunAmerica Capital Growth Portfolio - Class 1                            20,338     1,050

                                  VA II - 34

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES - CONTINUED

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                    Cost of    Proceeds
Sub-accounts                                                       Purchases  from Sales
------------------------------------------------------------------ ---------- ----------
SunAmerica Cash Management Portfolio - Class 1                     $1,562,802 $1,446,311
SunAmerica Corporate Bond Portfolio - Class 1                          24,742     61,611
SunAmerica Davis Venture Value Portfolio - Class 1                    608,567    638,450
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                   85,391     87,053
SunAmerica Emerging Markets Portfolio - Class 1                       841,576    297,420
SunAmerica Equity Opportunities Portfolio - Class 1                   120,247     47,916
SunAmerica Fundamental Growth Portfolio - Class 1                     116,893    180,683
SunAmerica Global Bond Portfolio - Class 1                            362,437    344,726
SunAmerica Global Equities Portfolio - Class 1                         92,797     85,701
SunAmerica Growth Opportunities Portfolio - Class 1                    23,798     50,298
SunAmerica Growth-Income Portfolio - Class 1                          488,896    360,980
SunAmerica High-Yield Bond Portfolio - Class 1                         37,692     31,531
SunAmerica International Diversified Equities Portfolio - Class 1     122,203     98,737
SunAmerica International Growth and Income Portfolio - Class 1        248,724    350,247
SunAmerica Marsico Focused Growth Portfolio - Class 1                 183,594     73,262
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1       32,440    101,196
SunAmerica MFS Total Return Portfolio - Class 1                       261,567    256,806
SunAmerica Mid-Cap Growth Portfolio - Class 1                         146,791    339,873
SunAmerica Real Estate Portfolio - Class 1                            206,563    192,568
SunAmerica Technology Portfolio - Class 1                              39,135     19,391
SunAmerica Telecom Utility Portfolio - Class 1                         53,152     13,495
SunAmerica Total Return Bond Portfolio - Class 1                       13,700     30,682
UIF Mid Cap Growth Portfolio - Class I Shares                         322,927      4,305
UIF U.S. Mid Cap Value Portfolio - Class I Shares                     123,181    261,743
Van Eck Worldwide Emerging Markets Fund - Initial Class               250,350     98,821
Van Eck Worldwide Hard Assets Fund - Initial Class                    151,654    127,696
Vanguard VIF Total Bond Market Index Portfolio                          6,423      2,470

                                  VA II - 35

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2008.

                                                                               Net Asset
                                                                                 Value   Value of Shares   Cost of
Sub-accounts                                                          Shares   Per Share  at Fair Value  Shares Held Level (a)
-------------------------------------------------------------------- --------- --------- --------------- ----------- ---------
AIG Retirement Company I International Equities Fund                   349,408  $ 4.80     $1,677,157    $2,897,579      1
AIG Retirement Company I Small Cap Index Fund                           53,020    9.28        492,030       812,630      1
AIM V.I. Capital Appreciation Fund - Series I                           22,664   16.89        382,790       501,407      1
AIM V.I. International Growth Fund - Series I                           39,582   19.49        771,456       894,949      1
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A          16,554    8.63        142,865       172,678      1
AllianceBernstein Global Technology Portfolio - Class A                 94,197   10.90      1,026,746     1,358,051      1
AllianceBernstein Growth and Income Portfolio - Class A                128,537   13.10      1,683,840     2,768,643      1
AllianceBernstein Growth Portfolio - Class A                           110,468   13.18      1,455,970     1,977,077      1
AllianceBernstein Intermediate Bond Portfolio - Class A                  4,324   10.50         45,397        48,051      1
AllianceBernstein Large Cap Growth Portfolio - Class A                  33,756   18.47        623,470       777,238      1
AllianceBernstein Money Market Portfolio - Class A                      73,993    1.00         73,993        73,993      1
AllianceBernstein Real Estate Investment Portfolio - Class A            53,477    7.86        420,332       922,239      1
AllianceBernstein Small Cap Growth Portfolio - Class A                  28,975    8.43        244,260       379,646      1
AllianceBernstein Utility Income Portfolio - Class A                    12,512   16.40        205,197       285,746      1
American Century VP Capital Appreciation Fund - Class I                 10,317    7.94         81,919       112,755      1
American Century VP Income & Growth Fund - Class I                      31,756    4.82        153,066       242,718      1
Anchor Series Trust Asset Allocation Portfolio - Class 1                46,264   10.18        470,794       684,220      1
Anchor Series Trust Capital Appreciation Portfolio - Class 1           114,780   21.91      2,514,877     4,027,512      1
Anchor Series Trust Government and Quality Bond Portfolio - Class 1     59,728   15.06        899,660       890,598      1
Anchor Series Trust Growth Portfolio - Class 1                          81,041   13.38      1,084,015     1,999,025      1
Anchor Series Trust Natural Resources Portfolio - Class 1               31,092   27.22        846,311     1,520,338      1
BlackRock Basic Value V.I. Fund - Class I                               16,331    8.35        136,361       243,949      1
Dreyfus Stock Index Fund, Inc. - Initial Shares                        129,416   22.98      2,973,977     3,863,990      1
Fidelity VIP Asset Manager Portfolio - Initial Class                    82,384   10.31        849,376     1,181,895      1
Fidelity VIP Contrafund Portfolio - Initial Class                      150,062   15.39      2,309,457     4,004,050      1
Fidelity VIP Growth Portfolio - Initial Class                           91,309   23.53      2,148,510     3,014,103      1
Fidelity VIP High Income Portfolio - Initial Class                     100,362    3.96        397,433       607,264      1
Fidelity VIP Index 500 Portfolio - Initial Class                         1,123   99.19        111,420       171,971      1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class            73,326   11.84        868,177       916,908      1
Fidelity VIP Money Market Portfolio - Initial Class                  2,375,847    1.00      2,375,847     2,375,847      1
Fidelity VIP Overseas Portfolio - Initial Class                         37,541   12.17        456,874       767,169      1
Franklin Templeton Templeton Foreign Securities Fund - Class 2          13,301   10.76        143,121       202,508      1
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1     43,667    8.63        376,848       677,595      1
JPMorgan Bond Portfolio                                                 13,996    8.60        120,362       156,643      1
JPMorgan U.S. Large Cap Core Equity Portfolio                            6,750   10.30         69,526        94,872      1
Neuberger Berman AMT Partners Portfolio - Class I                       19,369    7.11        137,716       218,163      1
Neuberger Berman AMT Short Duration Bond Portfolio - Class I            10,811   10.71        115,783       138,421      1
Oppenheimer Global Securities Fund/VA - Non-Service Shares              21,369   20.21        431,867       647,718      1
Oppenheimer Main Street Fund/VA - Non-Service Shares                    28,648   14.56        417,120       612,635      1
PIMCO VIT Real Return Portfolio - Administrative Class                 172,108   11.26      1,937,933     2,118,630      1
PIMCO VIT Total Return Portfolio - Administrative Class                 19,877   10.31        204,927       203,552      1
SunAmerica Aggressive Growth Portfolio - Class 1                       157,248    5.82        915,539     1,484,758      1
SunAmerica Alliance Growth Portfolio - Class 1                         160,819   14.95      2,404,044     3,006,343      1
SunAmerica Balanced Portfolio - Class 1                                 91,118   10.92        994,589     1,246,504      1
SunAmerica Blue Chip Growth Portfolio - Class 1                         14,600    4.79         69,944        88,303      1
SunAmerica Capital Growth Portfolio - Class 1                            8,883    5.49         48,773        73,702      1
SunAmerica Cash Management Portfolio - Class 1                         222,212   10.96      2,436,537     2,463,988      1
SunAmerica Corporate Bond Portfolio - Class 1                           21,203   10.46        221,802       248,359      1
SunAmerica Davis Venture Value Portfolio - Class 1                     106,884   16.19      1,730,056     2,841,386      1
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                    35,456    5.93        210,320       348,023      1
SunAmerica Emerging Markets Portfolio - Class 1                        194,872    4.55        886,971     2,100,923      1

                                  VA II - 36

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS - CONTINUED

The following is a summary of fund shares owned as of December 31, 2008.

                                                                           Net Asset
                                                                             Value   Value of Shares   Cost of
Sub-accounts                                                       Shares  Per Share  at Fair Value  Shares Held Level (a)
------------------------------------------------------------------ ------- --------- --------------- ----------- ---------
SunAmerica Equity Opportunities Portfolio - Class 1                 34,930  $ 7.65     $  267,085    $  469,230      1
SunAmerica Fundamental Growth Portfolio - Class 1                   62,740   10.36        649,762       898,155      1
SunAmerica Global Bond Portfolio - Class 1                          49,227   12.03        592,223       580,709      1
SunAmerica Global Equities Portfolio - Class 1                      43,087    9.93        428,033       557,689      1
SunAmerica Growth Opportunities Portfolio - Class 1                 14,944    4.84         72,397        95,958      1
SunAmerica Growth-Income Portfolio - Class 1                       105,011   14.12      1,482,523     2,282,480      1
SunAmerica High-Yield Bond Portfolio - Class 1                      34,073    4.17        141,964       233,766      1
SunAmerica International Diversified Equities Portfolio - Class 1   83,020    6.83        567,219       711,020      1
SunAmerica International Growth and Income Portfolio - Class 1      93,344    6.96        649,356     1,197,265      1
SunAmerica Marsico Focused Growth Portfolio - Class 1               77,973    6.05        471,549       793,570      1
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1    35,107   10.15        356,448       401,896      1
SunAmerica MFS Total Return Portfolio - Class 1                     78,217   11.98        936,964     1,283,403      1
SunAmerica Mid-Cap Growth Portfolio - Class 1                      249,546    6.34      1,582,403     1,986,138      1
SunAmerica Real Estate Portfolio - Class 1                          51,167    7.85        401,775       943,553      1
SunAmerica Technology Portfolio - Class 1                           60,127    1.58         94,982       160,686      1
SunAmerica Telecom Utility Portfolio - Class 1                      31,373    7.72        242,205       317,457      1
SunAmerica Total Return Bond Portfolio - Class 1                     9,468    7.68         72,733        71,907      1
UIF Mid Cap Growth Portfolio - Class I Shares                       51,014    5.81        296,394       509,049      1
Van Eck Worldwide Emerging Markets Fund - Initial Class             33,018    5.88        194,144       589,604      1
Van Eck Worldwide Hard Assets Fund - Initial Class                  20,808   18.75        390,151       614,430      1
Vanguard VIF Total Bond Market Index Portfolio                      13,253   11.62        154,002       149,111      1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157 and described in Note B to the financial statements.

                                  VA II - 37

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2008.

                                                                       Accumulation Accumulation Units Net Increase
Sub-accounts                                                           Units Issued      Redeemed       (Decrease)
---------------------------------------------------------------------- ------------ ------------------ ------------
5 AIG Retirement Company I International Equities Fund                        --         (21,367)        (21,367)
5 AIG Retirement Company I International Equities Fund                   132,524          (1,696)        130,828
5 AIG Retirement Company I International Equities Fund                    41,424            (499)         40,925
5 AIG Retirement Company I Small Cap Index Fund                               --         (19,374)        (19,374)
5 AIG Retirement Company I Small Cap Index Fund                           23,787            (349)         23,438
5 AIG Retirement Company I Small Cap Index Fund                           31,147            (373)         30,774
1 AIM V.I. Capital Appreciation Fund - Series I                            4,226          (8,723)         (4,497)
6 AIM V.I. Capital Appreciation Fund - Series I                            3,411          (5,288)         (1,877)
1 AIM V.I. International Growth Fund - Series I                            3,609         (15,149)        (11,540)
6 AIM V.I. International Growth Fund - Series I                            2,058          (3,985)         (1,927)
1 AllianceBernstein Balanced Shares Portfolio - Class A                      863         (19,610)        (18,747)
2 AllianceBernstein Balanced Shares Portfolio - Class A                       --             (69)            (69)
1 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A          17,876            (590)         17,286
2 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A              84             (13)             71
1 AllianceBernstein Global Bond Portfolio - Class A                           77          (3,510)         (3,433)
3 AllianceBernstein Global Technology Portfolio - Class A                 10,735         (17,678)         (6,943)
6 AllianceBernstein Global Technology Portfolio - Class A                  8,079          (5,408)          2,671
3 AllianceBernstein Growth and Income Portfolio - Class A                  7,298         (14,854)         (7,556)
5 AllianceBernstein Growth and Income Portfolio - Class A                 18,540            (227)         18,313
5 AllianceBernstein Growth and Income Portfolio - Class A                     --         (12,636)        (12,636)
5 AllianceBernstein Growth and Income Portfolio - Class A                  5,038         (37,845)        (32,807)
3 AllianceBernstein Growth Portfolio - Class A                            12,148         (29,998)        (17,850)
2 AllianceBernstein High Yield Portfolio - Class A                         4,050          (4,050)             --
1 AllianceBernstein Intermediate Bond Portfolio - Class A                  8,033          (3,178)          4,855
1 AllianceBernstein Large Cap Growth Portfolio - Class A                   6,133         (14,727)         (8,594)
2 AllianceBernstein Large Cap Growth Portfolio - Class A                      46             (60)            (14)
6 AllianceBernstein Large Cap Growth Portfolio - Class A                   4,826          (4,964)           (138)
2 AllianceBernstein Money Market Portfolio - Class A                       4,833            (900)          3,933
2 AllianceBernstein Real Estate Investment Portfolio - Class A                --             (39)            (39)
6 AllianceBernstein Real Estate Investment Portfolio - Class A             2,880          (4,762)         (1,882)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                   3,941          (5,433)         (1,492)
6 AllianceBernstein Utility Income Portfolio - Class A                     3,318          (2,273)          1,045
6 American Century VP Capital Appreciation Fund - Class I                    956          (3,592)         (2,636)
6 American Century VP Income & Growth Fund - Class I                       2,726          (6,585)         (3,859)
4 Anchor Series Trust Asset Allocation Portfolio - Class 1                 5,287          (5,725)           (438)
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1            19,440         (52,449)        (33,009)
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1             8,963          (9,616)           (653)
4 Anchor Series Trust Government and Quality Bond Portfolio - Class 1     15,322          (5,654)          9,668
4 Anchor Series Trust Growth Portfolio - Class 1                          12,069         (19,331)         (7,262)
6 Anchor Series Trust Growth Portfolio - Class 1                           4,072         (10,756)         (6,684)
4 Anchor Series Trust Natural Resources Portfolio - Class 1                4,054          (2,605)          1,449
6 Anchor Series Trust Natural Resources Portfolio - Class 1                  880          (3,677)         (2,797)
5 BlackRock Basic Value V.I. Fund - Class I                                   --         (13,713)        (13,713)
5 BlackRock Basic Value V.I. Fund - Class I                               20,959            (259)         20,700
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                         15,963         (36,377)        (20,414)
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                         13,734         (13,744)            (10)
1 Fidelity VIP Asset Manager Portfolio - Initial Class                     4,052          (9,757)         (5,705)
6 Fidelity VIP Asset Manager Portfolio - Initial Class                     3,711          (4,425)           (714)
1 Fidelity VIP Contrafund Portfolio - Initial Class                        5,443         (13,517)         (8,074)
5 Fidelity VIP Contrafund Portfolio - Initial Class                       24,542            (304)         24,238
5 Fidelity VIP Contrafund Portfolio - Initial Class                           --         (15,715)        (15,715)
5 Fidelity VIP Contrafund Portfolio - Initial Class                       55,485            (743)         54,742

                                  VA II - 38

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                       Accumulation Accumulation Units Net Increase
Sub-accounts                                                           Units Issued      Redeemed       (Decrease)
---------------------------------------------------------------------- ------------ ------------------ ------------
6 Fidelity VIP Contrafund Portfolio - Initial Class                        7,029           (8,741)         (1,712)
1 Fidelity VIP Growth Portfolio - Initial Class                           14,413          (26,735)        (12,322)
6 Fidelity VIP Growth Portfolio - Initial Class                           11,019           (6,036)          4,983
1 Fidelity VIP High Income Portfolio - Initial Class                       2,134           (3,927)         (1,793)
6 Fidelity VIP High Income Portfolio - Initial Class                       1,217           (2,239)         (1,022)
5 Fidelity VIP Index 500 Portfolio - Initial Class                        14,493             (166)         14,327
5 Fidelity VIP Index 500 Portfolio - Initial Class                            --          (10,224)        (10,224)
5 Fidelity VIP Index 500 Portfolio - Initial Class                        10,463          (80,869)        (70,406)
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class             2,777           (4,907)         (2,130)
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class             1,968           (2,360)           (392)
1 Fidelity VIP Money Market Portfolio - Initial Class                      7,126          (16,718)         (9,592)
6 Fidelity VIP Money Market Portfolio - Initial Class                     15,650          (22,460)         (6,810)
1 Fidelity VIP Overseas Portfolio - Initial Class                          1,918           (4,754)         (2,836)
5 Franklin Templeton Franklin Money Market Fund - Class 1                  3,499          (28,677)        (25,178)
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2              --          (14,304)        (14,304)
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2          22,630             (280)         22,350
6 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1      1,739           (4,100)         (2,361)
6 JPMorgan Bond Portfolio                                                  1,772           (2,248)           (476)
6 JPMorgan U.S. Large Cap Core Equity Portfolio                            1,547           (2,058)           (511)
6 Neuberger Berman AMT Partners Portfolio - Class I                       16,956          (16,520)            436
6 Neuberger Berman AMT Short Duration Bond Portfolio - Class I               471           (2,064)         (1,593)
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares               4,456           (4,519)            (63)
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                     8,822          (12,538)         (3,716)
5 PIMCO VIT Real Return Portfolio - Administrative Class                      --         (150,647)       (150,647)
5 PIMCO VIT Real Return Portfolio - Administrative Class                   6,580             (294)          6,286
5 PIMCO VIT Real Return Portfolio - Administrative Class                 188,114           (2,428)        185,686
5 PIMCO VIT Total Return Portfolio - Administrative Class                     --          (17,057)        (17,057)
5 PIMCO VIT Total Return Portfolio - Administrative Class                  2,761          (23,875)        (21,114)
5 PIMCO VIT Total Return Portfolio - Administrative Class                 20,520             (248)         20,272
4 SunAmerica Aggressive Growth Portfolio - Class 1                        26,922          (38,319)        (11,397)
6 SunAmerica Aggressive Growth Portfolio - Class 1                         6,198           (9,358)         (3,160)
4 SunAmerica Alliance Growth Portfolio - Class 1                          57,814         (104,034)        (46,220)
6 SunAmerica Alliance Growth Portfolio - Class 1                           9,515           (9,361)            154
4 SunAmerica Balanced Portfolio - Class 1                                  9,607          (25,880)        (16,273)
6 SunAmerica Balanced Portfolio - Class 1                                  4,973           (8,986)         (4,013)
4 SunAmerica Blue Chip Growth Portfolio - Class 1                          2,530           (8,643)         (6,113)
4 SunAmerica Capital Growth Portfolio - Class 1                            3,084             (307)          2,777
4 SunAmerica Cash Management Portfolio - Class 1                          50,900          (45,711)          5,189
4 SunAmerica Corporate Bond Portfolio - Class 1                            1,581           (4,718)         (3,137)
4 SunAmerica Davis Venture Value Portfolio - Class 1                      14,447          (37,362)        (22,915)
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                     2,483           (7,518)         (5,035)
4 SunAmerica Emerging Markets Portfolio - Class 1                         11,086          (13,117)         (2,031)
4 SunAmerica Equity Opportunities Portfolio - Class 1                      6,615           (5,969)            646
4 SunAmerica Fundamental Growth Portfolio - Class 1                       23,084          (32,509)         (9,425)
4 SunAmerica Global Bond Portfolio - Class 1                               6,238           (3,821)          2,417
6 SunAmerica Global Bond Portfolio - Class 1                              13,379          (16,721)         (3,342)
4 SunAmerica Global Equities Portfolio - Class 1                           7,995           (8,541)           (546)
4 SunAmerica Growth Opportunities Portfolio - Class 1                      2,773           (7,023)         (4,250)
4 SunAmerica Growth-Income Portfolio - Class 1                            22,644          (44,392)        (21,748)
6 SunAmerica Growth-Income Portfolio - Class 1                            11,357          (13,056)         (1,699)
4 SunAmerica High-Yield Bond Portfolio - Class 1                           1,146           (2,161)         (1,015)
4 SunAmerica International Diversified Equities Portfolio - Class 1        8,314          (10,234)         (1,920)

                                  VA II - 39

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                    Accumulation Accumulation Units Net Increase
Sub-accounts                                                        Units Issued      Redeemed       (Decrease)
------------------------------------------------------------------- ------------ ------------------ ------------
4 SunAmerica International Growth and Income Portfolio - Class 1        7,486         (23,703)        (16,217)
6 SunAmerica Marsico Focused Growth Portfolio - Class 1                 5,646          (7,456)         (1,810)
4 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1      4,889         (12,857)         (7,968)
4 SunAmerica MFS Total Return Portfolio - Class 1                      10,451         (18,135)         (7,684)
4 SunAmerica Mid-Cap Growth Portfolio - Class 1                        24,313         (43,636)        (19,323)
6 SunAmerica Mid-Cap Growth Portfolio - Class 1                        16,878         (21,890)         (5,012)
4 SunAmerica Real Estate Portfolio - Class 1                            3,955          (8,146)         (4,191)
4 SunAmerica Technology Portfolio - Class 1                            16,517          (6,866)          9,651
4 SunAmerica Telecom Utility Portfolio - Class 1                        5,689          (2,031)          3,658
4 SunAmerica Total Return Bond Portfolio - Class 1                        681          (1,819)         (1,138)
5 UIF Mid Cap Growth Portfolio - Class I Shares                        26,409            (367)         26,042
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                     3,337         (26,397)        (23,060)
1 Van Eck Worldwide Emerging Markets Fund - Initial Class               1,548          (4,921)         (3,373)
1 Van Eck Worldwide Hard Assets Fund - Initial Class                      598          (3,291)         (2,693)
5 Vanguard VIF Total Bond Market Index Portfolio                           --         (12,980)        (12,980)
5 Vanguard VIF Total Bond Market Index Portfolio                       15,125            (184)         14,941

                                  VA II - 40

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                       Accumulation Accumulation Units Net Increase
Sub-accounts                                                           Units Issued      Redeemed       (Decrease)
---------------------------------------------------------------------- ------------ ------------------ ------------
1 AIM V.I. Capital Appreciation Fund - Series I                            4,034          (5,006)           (972)
6 AIM V.I. Capital Appreciation Fund - Series I                            3,310          (3,103)            207
1 AIM V.I. International Growth Fund - Series I                            8,302          (6,736)          1,566
6 AIM V.I. International Growth Fund - Series I                            2,070          (4,792)         (2,722)
1 AllianceBernstein Balanced Shares Portfolio - Class A                    1,949          (8,051)         (6,102)
2 AllianceBernstein Balanced Shares Portfolio - Class A                       --             (20)            (20)
1 AllianceBernstein Global Bond Portfolio - Class A                          274            (589)           (315)
3 AllianceBernstein Global Technology Portfolio - Class A                  9,308         (19,342)        (10,034)
6 AllianceBernstein Global Technology Portfolio - Class A                  7,311          (9,915)         (2,604)
3 AllianceBernstein Growth and Income Portfolio - Class A                  5,978         (19,019)        (13,041)
5 AllianceBernstein Growth and Income Portfolio - Class A                  4,723         (56,321)        (51,598)
5 AllianceBernstein Growth and Income Portfolio - Class A                    897         (10,017)         (9,120)
5 AllianceBernstein Growth and Income Portfolio - Class A                 12,207            (253)         11,954
3 AllianceBernstein Growth Portfolio - Class A                            11,388         (21,577)        (10,189)
1 AllianceBernstein Large Cap Growth Portfolio - Class A                   6,246          (9,695)         (3,449)
2 AllianceBernstein Large Cap Growth Portfolio - Class A                      38             (45)             (7)
5 AllianceBernstein Large Cap Growth Portfolio - Class A                   1,059         (26,010)        (24,951)
5 AllianceBernstein Large Cap Growth Portfolio - Class A                     138          (5,267)         (5,129)
6 AllianceBernstein Large Cap Growth Portfolio - Class A                   4,475          (5,765)         (1,290)
2 AllianceBernstein Money Market Portfolio - Class A                           1            (526)           (525)
2 AllianceBernstein Real Estate Investment Portfolio - Class A                --             (31)            (31)
6 AllianceBernstein Real Estate Investment Portfolio - Class A             2,931          (2,483)            448
1 AllianceBernstein Small Cap Growth Portfolio - Class A                   3,340          (2,810)            530
6 AllianceBernstein Utility Income Portfolio - Class A                     4,103          (2,510)          1,593
6 American Century VP Capital Appreciation Fund - Class I                    966          (4,292)         (3,326)
6 American Century VP Income & Growth Fund - Class I                       2,810          (5,008)         (2,198)
5 American Century VP International Fund - Class I                         9,940         (30,520)        (20,580)
5 American Century VP International Fund - Class I                            88          (4,195)         (4,107)
4 Anchor Series Trust Asset Allocation Portfolio - Class 1                 9,973          (5,213)          4,760
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1            19,808         (49,825)        (30,017)
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1             9,428         (13,140)         (3,712)
4 Anchor Series Trust Government and Quality Bond Portfolio - Class 1     11,606         (14,984)         (3,378)
4 Anchor Series Trust Growth Portfolio - Class 1                          11,153         (15,135)         (3,982)
6 Anchor Series Trust Growth Portfolio - Class 1                           3,924         (10,904)         (6,980)
4 Anchor Series Trust Natural Resources Portfolio - Class 1                3,583          (1,053)          2,530
6 Anchor Series Trust Natural Resources Portfolio - Class 1                  936          (3,902)         (2,966)
5 BlackRock Basic Value V.I. Fund - Class I                                  389            (160)            229
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                         14,871         (33,773)        (18,902)
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                         13,151         (39,371)        (26,220)
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                 861         (45,347)        (44,486)
6 Dreyfus VIF Small Company Stock Portfolio - Initial Shares               1,570         (49,830)        (48,260)
1 Fidelity VIP Asset Manager Portfolio - Initial Class                     3,927         (11,850)         (7,923)
6 Fidelity VIP Asset Manager Portfolio - Initial Class                     3,165          (3,094)             71
1 Fidelity VIP Contrafund Portfolio - Initial Class                        7,772          (8,627)           (855)
5 Fidelity VIP Contrafund Portfolio - Initial Class                           --         (52,935)        (52,935)
5 Fidelity VIP Contrafund Portfolio - Initial Class                          451          (9,609)         (9,158)
6 Fidelity VIP Contrafund Portfolio - Initial Class                        7,337         (14,520)         (7,183)
5 Fidelity VIP Contrafund Portfolio - Initial Class                       12,980            (269)         12,711
1 Fidelity VIP Growth Portfolio - Initial Class                           14,280         (37,631)        (23,351)
6 Fidelity VIP Growth Portfolio - Initial Class                            8,975          (6,016)          2,959
1 Fidelity VIP High Income Portfolio - Initial Class                       2,607          (6,674)         (4,067)

                                  VA II - 41

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                Accumulation Accumulation Units Net Increase
Sub-accounts                                                                    Units Issued      Redeemed       (Decrease)
------------------------------------------------------------------------------- ------------ ------------------ ------------
6 Fidelity VIP High Income Portfolio - Initial Class                                1,193          (1,286)            (93)
5 Fidelity VIP Index 500 Portfolio - Initial Class                                  5,965         (20,313)        (14,348)
5 Fidelity VIP Index 500 Portfolio - Initial Class                                  9,426          (2,929)          6,497
5 Fidelity VIP Index 500 Portfolio - Initial Class                                 26,254            (542)         25,712
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                      3,727          (3,842)           (115)
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                      2,132          (1,980)            152
1 Fidelity VIP Money Market Portfolio - Initial Class                              31,398          (7,688)         23,710
6 Fidelity VIP Money Market Portfolio - Initial Class                              65,015         (27,023)         37,992
1 Fidelity VIP Overseas Portfolio - Initial Class                                   5,122          (4,132)            990
5 Franklin Templeton Franklin Money Market Fund - Class 1                           3,555         (11,790)         (8,235)
5 Franklin Templeton Franklin Money Market Fund - Class 1                              66          (2,346)         (2,280)
5 Franklin Templeton Franklin Money Market Fund - Class 1                           9,662            (193)          9,469
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2                      273            (167)            106
6 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1               9,676          (1,545)          8,131
6 JPMorgan Bond Portfolio                                                           1,799            (801)            998
6 JPMorgan U.S. Large Cap Core Equity Portfolio                                     3,121            (558)          2,563
6 Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I      1,001          (1,021)            (20)
6 Neuberger Berman AMT Partners Portfolio - Class I                                12,946         (14,393)         (1,447)
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares                        8,489          (5,912)          2,577
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                              9,315          (3,701)          5,614
5 PIMCO VIT Real Return Portfolio - Administrative Class                           33,654          (1,690)         31,964
5 PIMCO VIT Real Return Portfolio - Administrative Class                            8,286            (164)          8,122
5 PIMCO VIT Total Return Portfolio - Administrative Class                           1,633            (191)          1,442
5 PIMCO VIT Total Return Portfolio - Administrative Class                           8,094            (162)          7,932
4 SunAmerica Aggressive Growth Portfolio - Class 1                                 21,844         (42,667)        (20,823)
6 SunAmerica Aggressive Growth Portfolio - Class 1                                  5,003          (9,410)         (4,407)
4 SunAmerica Alliance Growth Portfolio - Class 1                                   54,720         (71,739)        (17,019)
6 SunAmerica Alliance Growth Portfolio - Class 1                                    9,030          (8,807)            223
4 SunAmerica Balanced Portfolio - Class 1                                          14,537         (26,735)        (12,198)
6 SunAmerica Balanced Portfolio - Class 1                                           5,400         (13,737)         (8,337)
4 SunAmerica Blue Chip Growth Portfolio - Class 1                                   3,433          (1,121)          2,312
4 SunAmerica Capital Growth Portfolio - Class 1                                     3,343            (576)          2,767
4 SunAmerica Cash Management Portfolio - Class 1                                   31,944         (20,128)         11,816
4 SunAmerica Corporate Bond Portfolio - Class 1                                     2,115          (6,890)         (4,775)
4 SunAmerica Davis Venture Value Portfolio - Class 1                               14,171         (42,395)        (28,224)
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                              2,047          (8,493)         (6,446)
4 SunAmerica Emerging Markets Portfolio - Class 1                                   6,628          (7,262)           (634)
4 SunAmerica Equity Opportunities Portfolio - Class 1                               3,913          (4,715)           (802)
4 SunAmerica Fundamental Growth Portfolio - Class 1                                19,996         (30,567)        (10,571)
4 SunAmerica Global Bond Portfolio - Class 1                                        2,145          (9,913)         (7,768)
6 SunAmerica Global Bond Portfolio - Class 1                                       15,492         (14,568)            924
4 SunAmerica Global Equities Portfolio - Class 1                                    7,388          (8,074)           (686)
4 SunAmerica Growth Opportunities Portfolio - Class 1                               3,250          (1,339)          1,911
4 SunAmerica Growth-Income Portfolio - Class 1                                     21,116         (25,432)         (4,316)
6 SunAmerica Growth-Income Portfolio - Class 1                                     10,547         (24,044)        (13,497)
4 SunAmerica High-Yield Bond Portfolio - Class 1                                    1,417          (1,970)           (553)
4 SunAmerica International Diversified Equities Portfolio - Class 1                 7,734         (11,920)         (4,186)
4 SunAmerica International Growth and Income Portfolio - Class 1                   10,166         (12,623)         (2,457)
6 SunAmerica Marsico Focused Growth Portfolio - Class 1                             9,532          (6,108)          3,424
4 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1                  5,812         (19,297)        (13,485)
4 SunAmerica MFS Total Return Portfolio - Class 1                                  10,034          (7,427)          2,607
4 SunAmerica Mid-Cap Growth Portfolio - Class 1                                    23,755         (26,281)         (2,526)

                                  VA II - 42

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation Accumulation Units Net Increase
Sub-accounts                                               Units Issued      Redeemed       (Decrease)
---------------------------------------------------------- ------------ ------------------ ------------
6 SunAmerica Mid-Cap Growth Portfolio - Class 1               16,357         (21,103)         (4,746)
4 SunAmerica Real Estate Portfolio - Class 1                   3,620          (5,916)         (2,296)
4 SunAmerica Technology Portfolio - Class 1                   11,372          (2,180)          9,192
4 SunAmerica Telecom Utility Portfolio - Class 1               6,910          (2,575)          4,335
4 SunAmerica Worldwide High Income Portfolio - Class 1           893          (4,029)         (3,136)
5 UIF Core Plus Fixed Income Portfolio - Class I Shares        6,378         (20,156)        (13,778)
5 UIF Core Plus Fixed Income Portfolio - Class I Shares           97          (3,457)         (3,360)
5 UIF Mid Cap Growth Portfolio - Class I Shares                6,506            (137)          6,369
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares            7,138         (46,731)        (39,593)
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares              147          (6,583)         (6,436)
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares            8,442            (179)          8,263
5 VALIC Company I International Equities Fund                  7,752            (217)          7,535
5 VALIC Company I International Equities Fund                 28,436            (593)         27,843
5 VALIC Company I Small Cap Index Fund                         9,455            (187)          9,268
5 VALIC Company I Small Cap Index Fund                         6,502            (134)          6,368
1 Van Eck Worldwide Emerging Markets Fund - Initial Class      1,080          (9,225)         (8,145)
1 Van Eck Worldwide Hard Assets Fund - Initial Class           6,919          (1,670)          5,249
5 Vanguard VIF Total Bond Market Index Portfolio                 887            (148)            739

FOOTNOTES

1  Variable Universal Life Policy product.

2  Gallery Life product.

3  Variable Universal Life Policy product or Gallery Life product.

4  Polaris product or Polaris Survivorship product.

5  Executive Advantage product.

6  Gemstone Life product.

                                  VA II - 43

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
5 AIG Retirement Company I International Equities Fund *               -- $11.81 $       --    5.02%     0.65%     -43.76%
5 AIG Retirement Company I International Equities Fund *          207,616   6.87  1,427,321    5.02%     0.45%     -43.65%
5 AIG Retirement Company I International Equities Fund *           40,925   6.10    249,836    5.02%     0.20%     -38.95%
5 AIG Retirement Company I Small Cap Index Fund *                      --  11.00         --    2.16%     0.65%     -34.90%
5 AIG Retirement Company I Small Cap Index Fund *                  40,802   6.89    281,038    2.16%     0.45%     -34.77%
5 AIG Retirement Company I Small Cap Index Fund *                  30,774   6.86    210,992    2.16%     0.20%     -31.44%
1 AIM V.I. Capital Appreciation Fund - Series I                    33,693   8.00    269,568    0.00%     0.90%     -43.01%
6 AIM V.I. Capital Appreciation Fund - Series I                    20,591   5.50    113,222    0.00%     0.75%     -42.92%
1 AIM V.I. International Growth Fund - Series I                    41,148  12.88    530,039    0.50%     0.90%     -40.92%
6 AIM V.I. International Growth Fund - Series I                    23,430  10.30    241,417    0.50%     0.75%     -40.83%
1 AllianceBernstein Balanced Shares Portfolio - Class A                --     --         --    9.15%     0.90%     -15.98%
2 AllianceBernstein Balanced Shares Portfolio - Class A                --     --         --    8.44%     0.90%     -15.98%
1 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A   17,286   8.23    142,277    0.00%     0.90%     -17.69%
2 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A       71   8.23        588    0.00%     0.90%     -17.69%
1 AllianceBernstein Global Bond Portfolio - Class A                    --     --         --   22.27%     0.90%       5.10%
3 AllianceBernstein Global Technology Portfolio - Class A          75,312  10.45    787,354    0.00%     0.90%     -47.84%
6 AllianceBernstein Global Technology Portfolio - Class A          56,273   4.25    239,393    0.00%     0.75%     -47.76%
3 AllianceBernstein Growth and Income Portfolio - Class A          73,264  21.12  1,547,359    2.10%     0.90%     -41.14%
5 AllianceBernstein Growth and Income Portfolio - Class A          18,313   7.45    136,481    2.90%     0.20%     -40.72%
5 AllianceBernstein Growth and Income Portfolio - Class A              --  10.91         --    2.90%     0.65%     -40.99%
5 AllianceBernstein Growth and Income Portfolio - Class A              --   7.08         --    2.90%     0.45%     -40.87%
3 AllianceBernstein Growth Portfolio - Class A                    104,344  13.95  1,455,971    0.00%     0.90%     -42.99%
2 AllianceBernstein High Yield Portfolio - Class A                     --     --         --    0.00%     0.90%      -0.79%
1 AllianceBernstein Intermediate Bond Portfolio - Class A *         4,855   9.35     45,397    0.00%     0.90%      -6.49%
1 AllianceBernstein Large Cap Growth Portfolio - Class A           41,420   9.23    382,483    0.00%     0.90%     -40.20%
2 AllianceBernstein Large Cap Growth Portfolio - Class A              832   9.47      7,881    0.00%     0.90%     -40.20%
6 AllianceBernstein Large Cap Growth Portfolio - Class A           42,706   5.46    233,107    0.00%     0.75%     -40.11%
2 AllianceBernstein Money Market Portfolio - Class A                5,760  12.86     74,058    2.79%     0.90%       0.98%
2 AllianceBernstein Real Estate Investment Portfolio - Class A         70  15.95      1,113    2.04%     0.90%     -36.26%
6 AllianceBernstein Real Estate Investment Portfolio - Class A     25,107  16.70    419,218    1.90%     0.75%     -36.17%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           29,187   8.37    244,260    0.00%     0.90%     -46.03%
6 AllianceBernstein Utility Income Portfolio - Class A             21,061   9.74    205,197    3.16%     0.75%     -37.06%
6 American Century VP Capital Appreciation Fund - Class I          10,325   7.93     81,919    0.00%     0.75%     -46.59%
6 American Century VP Income & Growth Fund - Class I               19,220   7.96    153,066    2.15%     0.75%     -35.08%
4 Anchor Series Trust Asset Allocation Portfolio - Class 1         40,448  11.64    470,794    3.42%     0.75%     -23.62%
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1    162,916  11.24  1,830,451    0.00%     0.75%     -40.80%
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1     82,437   8.30    684,426    0.00%     0.75%     -40.80%
4 Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                          58,861  15.28    899,660    4.57%     0.75%       3.56%
4 Anchor Series Trust Growth Portfolio - Class 1                  101,321   8.41    851,607    0.79%     0.75%     -40.86%
6 Anchor Series Trust Growth Portfolio - Class 1                   32,270   7.20    232,408    0.79%     0.75%     -40.86%
4 Anchor Series Trust Natural Resources Portfolio - Class 1        17,763  31.31    556,120    1.18%     0.75%     -50.17%
6 Anchor Series Trust Natural Resources Portfolio - Class 1        11,701  24.80    290,191    1.18%     0.75%     -50.17%
5 BlackRock Basic Value V.I. Fund - Class I                            --  10.05         --    2.43%     0.65%     -37.18%
5 BlackRock Basic Value V.I. Fund - Class I                        20,700   6.59    136,361    2.43%     0.20%     -34.13%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                 134,923  17.12  2,310,241    2.14%     0.90%     -37.71%
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                  92,848   7.15    663,736    2.21%     0.75%     -37.61%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             39,251  16.62    652,211    2.69%     0.90%     -29.36%
6 Fidelity VIP Asset Manager Portfolio - Initial Class             21,037   9.37    197,165    2.69%     0.75%     -29.25%
1 Fidelity VIP Contrafund Portfolio - Initial Class                58,921  14.32    843,552    1.00%     0.90%     -43.03%
5 Fidelity VIP Contrafund Portfolio - Initial Class                24,238   8.06    195,332    1.48%     0.20%     -42.63%
5 Fidelity VIP Contrafund Portfolio - Initial Class                    --  12.56         --    1.48%     0.65%     -42.89%

                                  VA II - 44

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                 Investment
                                                                               Unit                Income    Expense    Total
Sub-accounts                                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
5 Fidelity VIP Contrafund Portfolio - Initial Class                     89,635 $ 7.11 $  637,337    1.48%     0.45%     -42.77%
6 Fidelity VIP Contrafund Portfolio - Initial Class                     63,646   9.95    633,236    1.00%     0.75%     -42.94%
1 Fidelity VIP Growth Portfolio - Initial Class                        123,365  14.09  1,738,061    0.84%     0.90%     -47.64%
6 Fidelity VIP Growth Portfolio - Initial Class                         73,305   5.60    410,450    0.84%     0.75%     -47.56%
1 Fidelity VIP High Income Portfolio - Initial Class                    25,019  10.87    271,958    9.25%     0.90%     -25.66%
6 Fidelity VIP High Income Portfolio - Initial Class                    12,007  10.45    125,475    9.25%     0.75%     -25.55%
5 Fidelity VIP Index 500 Portfolio - Initial Class                      14,327   7.78    111,411    0.61%     0.20%     -37.12%
5 Fidelity VIP Index 500 Portfolio - Initial Class                           1  11.00          8    0.61%     0.65%     -37.41%
5 Fidelity VIP Index 500 Portfolio - Initial Class                          --   7.34         --    0.61%     0.45%     -37.28%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class          34,007  17.56    597,322    4.17%     0.90%      -4.12%
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class          20,360  13.30    270,855    4.17%     0.75%      -3.97%
1 Fidelity VIP Money Market Portfolio - Initial Class                   78,696  15.21  1,197,255    3.02%     0.90%       2.10%
6 Fidelity VIP Money Market Portfolio - Initial Class                   98,745  11.94  1,178,592    3.02%     0.75%       2.25%
1 Fidelity VIP Overseas Portfolio - Initial Class                       32,797  13.93    456,874    2.65%     0.90%     -44.31%
5 Franklin Templeton Franklin Money Market Fund - Class 1                   --     --         --    2.44%     0.45%       0.90%
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2            --  10.11         --    2.43%     0.65%     -40.76%
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2        22,350   6.40    143,120    2.43%     0.20%     -35.96%
6 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1   28,845  13.06    376,848   11.00%     0.75%     -25.53%
6 JPMorgan Bond Portfolio                                               11,176  10.77    120,362    9.07%     0.75%     -16.58%
6 JPMorgan U.S. Large Cap Core Equity Portfolio                         10,255   6.78     69,526    1.33%     0.75%     -34.47%
6 Neuberger Berman AMT Partners Portfolio - Class I                     17,886   7.70    137,716    0.65%     0.75%     -52.75%
6 Neuberger Berman AMT Short Duration Bond Portfolio - Class I *        10,881  10.64    115,782    4.56%     0.75%     -14.08%
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares            53,478   8.08    431,867    1.53%     0.75%     -40.64%
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                  57,343   7.27    417,120    1.62%     0.75%     -38.93%
5 PIMCO VIT Real Return Portfolio - Administrative Class                    --  11.07         --    3.69%     0.65%      -7.64%
5 PIMCO VIT Real Return Portfolio - Administrative Class               185,686   8.89  1,649,875    3.69%     0.20%     -11.15%
5 PIMCO VIT Real Return Portfolio - Administrative Class                27,694  10.40    288,057    3.69%     0.45%      -7.45%
5 PIMCO VIT Total Return Portfolio - Administrative Class                   --  12.13         --    4.78%     0.65%       4.12%
5 PIMCO VIT Total Return Portfolio - Administrative Class               20,272  10.11    204,927    4.78%     0.20%       1.09%
5 PIMCO VIT Total Return Portfolio - Administrative Class                   --  11.80         --    4.78%     0.45%       4.32%
4 SunAmerica Aggressive Growth Portfolio - Class 1                     132,361   5.68    751,172    0.65%     0.75%     -52.99%
6 SunAmerica Aggressive Growth Portfolio - Class 1                      37,921   4.33    164,367    0.65%     0.75%     -52.99%
4 SunAmerica Alliance Growth Portfolio - Class 1                       351,628   5.86  2,062,216    0.16%     0.75%     -41.18%
6 SunAmerica Alliance Growth Portfolio - Class 1                        58,967   5.80    341,828    0.16%     0.75%     -41.18%
4 SunAmerica Balanced Portfolio - Class 1                               96,510   7.81    754,213    3.34%     0.75%     -26.45%
6 SunAmerica Balanced Portfolio - Class 1                               32,216   7.46    240,376    3.34%     0.75%     -26.45%
4 SunAmerica Blue Chip Growth Portfolio - Class 1                       15,760   4.44     69,944    0.55%     0.75%     -39.46%
4 SunAmerica Capital Growth Portfolio - Class 1                          9,895   4.93     48,772    0.00%     0.75%     -45.57%
4 SunAmerica Cash Management Portfolio - Class 1                       198,311  12.29  2,436,538    2.93%     0.75%       0.42%
4 SunAmerica Corporate Bond Portfolio - Class 1                         15,476  14.33    221,803    4.49%     0.75%      -8.47%
4 SunAmerica Davis Venture Value Portfolio - Class 1                   116,856  14.80  1,730,056    1.73%     0.75%     -38.62%
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                  21,755   9.67    210,320    3.34%     0.75%     -27.14%
4 SunAmerica Emerging Markets Portfolio - Class 1                       59,199  14.98    886,971    1.79%     0.75%     -56.94%
4 SunAmerica Equity Opportunities Portfolio - Class 1                   34,960   7.64    267,085    1.57%     0.75%     -38.93%
4 SunAmerica Fundamental Growth Portfolio - Class 1                    131,731   4.93    649,762    0.00%     0.75%     -45.25%
4 SunAmerica Global Bond Portfolio - Class 1                            25,448  15.67    398,805    3.58%     0.75%       4.88%
6 SunAmerica Global Bond Portfolio - Class 1                            13,480  14.35    193,418    3.58%     0.75%       4.88%
4 SunAmerica Global Equities Portfolio - Class 1                        58,075   7.37    428,034    2.36%     0.75%     -43.81%
4 SunAmerica Growth Opportunities Portfolio - Class 1                   17,092   4.24     72,397    0.00%     0.75%     -36.36%
4 SunAmerica Growth-Income Portfolio - Class 1                         136,741   6.80    929,463    1.17%     0.75%     -43.33%

                                  VA II - 45

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                             Unit                Income    Expense    Total
Sub-accounts                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 SunAmerica Growth-Income Portfolio - Class 1                        87,720 $ 6.30 $  553,060    1.17%     0.75%     -43.33%
4 SunAmerica High-Yield Bond Portfolio - Class 1                      13,854  10.25    141,964   11.73%     0.75%     -32.66%
4 SunAmerica International Diversified Equities Portfolio - Class 1   75,503   7.51    567,220    3.52%     0.75%     -39.92%
4 SunAmerica International Growth and Income Portfolio - Class 1      73,158   8.88    649,356    2.74%     0.75%     -46.31%
6 SunAmerica Marsico Focused Growth Portfolio - Class 1               55,696   8.47    471,549    0.52%     0.75%     -41.26%
4 SunAmerica MFS Massachusetts Investors Trust Portfolio -
  Class 1                                                             44,657   7.98    356,447    1.09%     0.75%     -32.94%
4 SunAmerica MFS Total Return Portfolio - Class 1                     73,915  12.68    936,964    3.38%     0.75%     -22.60%
4 SunAmerica Mid-Cap Growth Portfolio - Class 1                      155,408   6.83  1,061,440    0.00%     0.75%     -43.79%
6 SunAmerica Mid-Cap Growth Portfolio - Class 1                      125,874   4.14    520,963    0.00%     0.75%     -43.79%
4 SunAmerica Real Estate Portfolio - Class 1                          25,194  15.95    401,775    3.59%     0.75%     -44.32%
4 SunAmerica Technology Portfolio - Class 1                           65,192   1.46     94,982    0.00%     0.75%     -51.50%
4 SunAmerica Telecom Utility Portfolio - Class 1                      30,913   7.84    242,205    2.67%     0.75%     -37.91%
4 SunAmerica Total Return Bond Portfolio - Class 1 *                   4,195  17.34     72,733    3.19%     0.75%       4.29%
5 UIF Mid Cap Growth Portfolio - Class I Shares                       43,869   6.76    296,394    0.64%     0.45%     -47.01%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                       --   7.19         --    1.62%     0.45%     -41.55%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class             18,209  10.66    194,144    0.00%     0.90%     -65.10%
1 Van Eck Worldwide Hard Assets Fund - Initial Class                  17,599  22.17    390,151    0.36%     0.90%     -46.61%
5 Vanguard VIF Total Bond Market Index Portfolio                          --  11.98         --    4.24%     0.65%       4.55%
5 Vanguard VIF Total Bond Market Index Portfolio                      14,941  10.31    154,002    4.24%     0.20%       3.07%

                                  VA II - 46

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
1 AIM V.I. Capital Appreciation Fund - Series I                    38,190 $14.04 $  536,135    0.00%     0.90%      11.00%
6 AIM V.I. Capital Appreciation Fund - Series I                    22,468   9.63    216,449    0.00%     0.75%      11.17%
1 AIM V.I. International Growth Fund - Series I                    52,688  21.80  1,148,668    0.44%     0.90%      13.69%
6 AIM V.I. International Growth Fund - Series I                    25,357  17.41    441,530    0.44%     0.75%      13.86%
1 AllianceBernstein Balanced Shares Portfolio - Class A            18,747  13.92    261,046    2.54%     0.90%       2.12%
2 AllianceBernstein Balanced Shares Portfolio - Class A                69  19.13      1,327    2.76%     0.90%       2.12%
1 AllianceBernstein Global Bond Portfolio - Class A                 3,433  15.13     51,944    2.96%     0.90%       9.36%
3 AllianceBernstein Global Technology Portfolio - Class A          82,255  20.04  1,648,700    0.00%     0.90%      19.12%
6 AllianceBernstein Global Technology Portfolio - Class A          53,602   8.14    436,535    0.00%     0.75%      19.29%
3 AllianceBernstein Growth and Income Portfolio - Class A          80,820  35.88  2,899,868    1.56%     0.90%       4.17%
5 AllianceBernstein Growth and Income Portfolio - Class A              --  12.57         --    2.17%     0.20%       4.91%
5 AllianceBernstein Growth and Income Portfolio - Class A          12,636  18.49    233,631    2.17%     0.65%       4.43%
5 AllianceBernstein Growth and Income Portfolio - Class A          32,807  11.98    392,989    2.17%     0.45%       4.64%
3 AllianceBernstein Growth Portfolio - Class A                    122,194  24.47  2,990,652    0.00%     0.90%      12.01%
1 AllianceBernstein Large Cap Growth Portfolio - Class A           50,014  15.44    772,350    0.00%     0.90%      12.89%
2 AllianceBernstein Large Cap Growth Portfolio - Class A              846  15.84     13,398    0.00%     0.90%      12.89%
5 AllianceBernstein Large Cap Growth Portfolio - Class A               --  12.27         --    0.00%     0.20%      13.69%
5 AllianceBernstein Large Cap Growth Portfolio - Class A               --  16.50         --    0.00%     0.65%      13.18%
6 AllianceBernstein Large Cap Growth Portfolio - Class A           42,844   9.11    390,496    0.00%     0.75%      13.06%
2 AllianceBernstein Money Market Portfolio - Class A                1,827  12.73     23,259    4.30%     0.90%       3.40%
2 AllianceBernstein Real Estate Investment Portfolio - Class A        109  25.03      2,727    1.45%     0.90%     -15.30%
6 AllianceBernstein Real Estate Investment Portfolio - Class A     26,989  26.16    705,944    1.56%     0.75%     -15.17%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           30,679  15.51    475,730    0.00%     0.90%      13.05%
6 AllianceBernstein Utility Income Portfolio - Class A             20,016  15.48    309,854    2.12%     0.75%      21.43%
6 American Century VP Capital Appreciation Fund - Class I          12,961  14.85    192,530    0.00%     0.75%      44.71%
6 American Century VP Income & Growth Fund - Class I               23,079  12.27    283,091    1.95%     0.75%      -0.82%
5 American Century VP International Fund - Class I                     --  16.23         --    1.44%     0.20%      17.82%
5 American Century VP International Fund - Class I                     --  22.12         --    1.44%     0.65%      17.29%
4 Anchor Series Trust Asset Allocation Portfolio - Class 1         40,886  15.24    623,068    3.05%     0.75%       7.63%
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1    195,925  18.98  3,718,245    0.34%     0.75%      26.75%
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1     83,090  14.02  1,165,224    0.34%     0.75%      26.75%
4 Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                          49,193  14.76    726,076    3.88%     0.75%       5.49%
4 Anchor Series Trust Growth Portfolio - Class 1                  108,583  14.21  1,543,309    0.72%     0.75%       9.37%
6 Anchor Series Trust Growth Portfolio - Class 1                   38,954  12.18    474,419    0.72%     0.75%       9.37%
4 Anchor Series Trust Natural Resources Portfolio - Class 1        16,314  62.83  1,025,034    1.11%     0.75%      39.15%
6 Anchor Series Trust Natural Resources Portfolio - Class 1        14,498  49.77    721,595    1.11%     0.75%      39.15%
5 BlackRock Basic Value V.I. Fund - Class I                        13,713  15.99    219,289    1.59%     0.65%       1.16%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                 155,337  27.49  4,269,700    1.72%     0.90%       4.31%
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                  92,858  11.46  1,063,995    1.66%     0.75%       4.46%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares           --     --         --    0.00%     0.90%       8.62%
6 Dreyfus VIF Small Company Stock Portfolio - Initial Shares           --     --         --    0.00%     0.75%       8.67%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             44,956  23.52  1,057,452    5.88%     0.90%      14.46%
6 Fidelity VIP Asset Manager Portfolio - Initial Class             21,751  13.25    288,141    5.88%     0.75%      14.64%
1 Fidelity VIP Contrafund Portfolio - Initial Class                66,995  25.13  1,683,583    0.95%     0.90%      16.53%
5 Fidelity VIP Contrafund Portfolio - Initial Class                    --  14.05         --    0.68%     0.20%      17.36%
5 Fidelity VIP Contrafund Portfolio - Initial Class                15,715  21.99    345,543    0.68%     0.65%      16.83%
6 Fidelity VIP Contrafund Portfolio - Initial Class                65,358  17.44  1,139,704    0.95%     0.75%      16.71%
5 Fidelity VIP Contrafund Portfolio - Initial Class                34,893  12.42    433,528    0.68%     0.45%      17.06%
1 Fidelity VIP Growth Portfolio - Initial Class                   135,687  26.91  3,651,115    0.83%     0.90%      25.82%
6 Fidelity VIP Growth Portfolio - Initial Class                    68,322  10.68    729,539    0.83%     0.75%      26.01%
1 Fidelity VIP High Income Portfolio - Initial Class               26,812  14.62    392,023    8.04%     0.90%       1.86%

                                  VA II - 47

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                 Investment
                                                                               Unit                Income    Expense    Total
Sub-accounts                                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
6 Fidelity VIP High Income Portfolio - Initial Class                    13,029 $14.04 $  182,869    8.04%     0.75%      2.01%
5 Fidelity VIP Index 500 Portfolio - Initial Class                          --  12.37         --    4.13%     0.20%      5.23%
5 Fidelity VIP Index 500 Portfolio - Initial Class                      10,225  17.57    179,648    4.13%     0.65%      4.75%
5 Fidelity VIP Index 500 Portfolio - Initial Class                      70,406  11.71    824,438    4.13%     0.45%      4.96%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class          36,137  18.32    661,990    4.09%     0.90%      3.41%
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class          20,752  13.85    287,497    4.09%     0.75%      3.56%
1 Fidelity VIP Money Market Portfolio - Initial Class                   88,288  14.90  1,315,574    5.78%     0.90%      4.26%
6 Fidelity VIP Money Market Portfolio - Initial Class                  105,555  11.67  1,232,137    5.78%     0.75%      4.42%
1 Fidelity VIP Overseas Portfolio - Initial Class                       35,633  25.01    891,301    3.36%     0.90%     16.26%
5 Franklin Templeton Franklin Money Market Fund - Class 1                   --  10.75         --    5.79%     0.20%      4.30%
5 Franklin Templeton Franklin Money Market Fund - Class 1                   --  10.67         --    5.79%     0.65%      3.83%
5 Franklin Templeton Franklin Money Market Fund - Class 1               25,178  10.62    267,311    5.79%     0.45%      4.04%
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2        14,304  17.07    244,106    1.98%     0.65%     14.71%
6 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1   31,206  17.54    547,451   19.65%     0.75%      9.49%
6 JPMorgan Bond Portfolio                                               11,652  12.91    150,436    6.87%     0.75%      0.57%
6 JPMorgan U.S. Large Cap Core Equity Portfolio                         10,766  10.35    111,387    1.04%     0.75%      0.90%
6 Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio
  - Class I *                                                           12,474  12.38    154,465    2.69%     0.75%      3.98%
6 Neuberger Berman AMT Partners Portfolio - Class I                     17,450  16.30    284,355    0.72%     0.75%      8.51%
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares            53,541  13.60    728,350    1.24%     0.75%      5.52%
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                  61,059  11.91    727,276    0.96%     0.75%      3.64%
5 PIMCO VIT Real Return Portfolio - Administrative Class               150,647  11.99  1,805,808    4.95%     0.65%      9.91%
5 PIMCO VIT Real Return Portfolio - Administrative Class                21,408  11.24    240,598    4.95%     0.45%     10.13%
5 PIMCO VIT Total Return Portfolio - Administrative Class               17,057  11.65    198,783    5.15%     0.65%      8.03%
5 PIMCO VIT Total Return Portfolio - Administrative Class               21,114  11.31    238,756    5.15%     0.45%      8.25%
4 SunAmerica Aggressive Growth Portfolio - Class 1                     143,758  12.07  1,735,619    0.63%     0.75%     -1.24%
6 SunAmerica Aggressive Growth Portfolio - Class 1                      41,081   9.22    378,799    0.63%     0.75%     -1.24%
4 SunAmerica Alliance Growth Portfolio - Class 1                       397,848   9.97  3,966,959    0.05%     0.75%     13.74%
6 SunAmerica Alliance Growth Portfolio - Class 1                        58,813   9.86    579,641    0.05%     0.75%     13.74%
4 SunAmerica Balanced Portfolio - Class 1 *                            112,783  10.62  1,198,276    2.91%     0.75%      4.61%
6 SunAmerica Balanced Portfolio - Class 1 *                             36,229  10.14    367,504    2.91%     0.75%      4.61%
4 SunAmerica Blue Chip Growth Portfolio - Class 1                       21,873   7.33    160,346    0.34%     0.75%     13.21%
4 SunAmerica Capital Growth Portfolio - Class 1*                         7,118   9.06     64,465    0.95%     0.75%     12.70%
4 SunAmerica Cash Management Portfolio - Class 1                       193,122  12.23  2,362,757    3.88%     0.75%      3.72%
4 SunAmerica Corporate Bond Portfolio - Class 1                         18,613  15.66    291,427    3.75%     0.75%      4.68%
4 SunAmerica Davis Venture Value Portfolio - Class 1                   139,771  24.12  3,371,406    0.89%     0.75%      4.86%
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                  26,790  13.27    355,467    2.38%     0.75%     -2.67%
4 SunAmerica Emerging Markets Portfolio - Class 1                       61,230  34.79  2,130,462    1.99%     0.75%     40.32%
4 SunAmerica Equity Opportunities Portfolio - Class 1 *                 34,314  12.51    429,288    1.75%     0.75%     -0.64%
4 SunAmerica Fundamental Growth Portfolio - Class 1 *                  141,156   9.01  1,271,719    0.00%     0.75%     14.28%
4 SunAmerica Global Bond Portfolio - Class 1                            23,031  14.94    344,159    0.57%     0.75%     10.54%
6 SunAmerica Global Bond Portfolio - Class 1                            16,822  13.68    230,148    0.57%     0.75%     10.54%
4 SunAmerica Global Equities Portfolio - Class 1                        58,621  13.12    769,002    1.23%     0.75%     11.03%
4 SunAmerica Growth Opportunities Portfolio - Class 1                   21,342   6.66    142,042    0.00%     0.75%     20.65%
4 SunAmerica Growth-Income Portfolio - Class 1                         158,489  12.00  1,901,092    0.95%     0.75%     10.28%
6 SunAmerica Growth-Income Portfolio - Class 1                          89,419  11.13    994,898    0.95%     0.75%     10.28%
4 SunAmerica High-Yield Bond Portfolio - Class 1                        14,869  15.22    226,263    7.32%     0.75%      0.62%
4 SunAmerica International Diversified Equities Portfolio - Class 1     77,423  12.50    968,063    2.04%     0.75%     14.48%
4 SunAmerica International Growth and Income Portfolio - Class 1        89,375  16.53  1,477,656    1.66%     0.75%      6.36%
6 SunAmerica Marsico Focused Growth Portfolio - Class 1 *               57,506  14.41    828,903    0.21%     0.75%     12.80%

                                  VA II - 48

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                 Investment
                                                                               Unit                Income    Expense    Total
Sub-accounts                                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
4 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1      52,625 $11.90 $  626,413    1.12%     0.75%       9.74%
4 SunAmerica MFS Total Return Portfolio - Class 1                       81,599  16.38  1,336,467    2.70%     0.75%       3.46%
4 SunAmerica Mid-Cap Growth Portfolio - Class 1 *                      174,731  12.15  2,123,023    0.26%     0.75%      16.06%
6 SunAmerica Mid-Cap Growth Portfolio - Class 1 *                      130,886   7.36    963,658    0.26%     0.75%      16.06%
4 SunAmerica Real Estate Portfolio - Class 1                            29,385  28.64    841,550    1.46%     0.75%     -14.99%
4 SunAmerica Technology Portfolio - Class 1                             55,541   3.00    166,856    0.00%     0.75%      21.02%
4 SunAmerica Telecom Utility Portfolio - Class 1                        27,255  12.62    343,922    2.83%     0.75%      20.00%
4 SunAmerica Worldwide High Income Portfolio - Class 1                   5,333  16.63     88,672    5.56%     0.75%       4.75%
5 UIF Core Plus Fixed Income Portfolio - Class I Shares                     --  11.04         --    9.34%     0.20%       5.24%
5 UIF Core Plus Fixed Income Portfolio - Class I Shares                     --  12.43         --    9.34%     0.65%       4.77%
5 UIF Mid Cap Growth Portfolio - Class I Shares                         17,827  12.75    227,278    0.00%     0.45%      22.11%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                         --  13.49         --    1.15%     0.20%       7.63%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                         --  22.65         --    1.15%     0.65%       7.14%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                     23,060  12.31    283,772    1.15%     0.45%       7.36%
5 VALIC Company I International Equities Fund                           21,367  21.00    448,680    2.94%     0.65%       8.06%
5 VALIC Company I International Equities Fund                           76,788  12.20    936,865    2.94%     0.45%       8.28%
5 VALIC Company I Small Cap Index Fund                                  19,374  16.89    327,291    1.42%     0.65%      -2.53%
5 VALIC Company I Small Cap Index Fund                                  17,364  10.56    183,345    1.42%     0.45%      -2.33%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class               21,582  30.55    659,252    0.48%     0.90%      36.38%
1 Van Eck Worldwide Hard Assets Fund - Initial Class                    20,292  41.52    842,576    0.09%     0.90%      44.05%
5 Vanguard VIF Total Bond Market Index Portfolio                        12,980  11.46    148,788    3.94%     0.65%       6.29%

                                  VA II - 49

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
1 AIM V.I. Capital Appreciation Fund - Series I                    39,162 $12.65 $  495,277    0.06%     0.90%      5.35%
6 AIM V.I. Capital Appreciation Fund - Series I                    22,261   8.67    192,904    0.06%     0.75%      5.51%
1 AIM V.I. International Growth Fund - Series I                    51,122  19.18    980,350    1.05%     0.90%     27.09%
6 AIM V.I. International Growth Fund - Series I                    28,079  15.29    429,415    1.05%     0.75%     27.28%
1 AllianceBernstein Balanced Shares Portfolio - Class A *          24,849  13.64    338,822    2.71%     0.90%     10.79%
2 AllianceBernstein Balanced Shares Portfolio - Class A *              89  18.74      1,673    1.25%     0.90%     10.79%
1 AllianceBernstein Global Bond Portfolio - Class A                 3,748  13.84     51,857    1.54%     0.90%      4.03%
2 AllianceBernstein Global Dollar Government Portfolio - Class A       --  23.03         --    0.00%     0.90%      9.03%
3 AllianceBernstein Global Technology Portfolio - Class A          92,289  16.83  1,552,970    0.00%     0.90%      7.67%
6 AllianceBernstein Global Technology Portfolio - Class A          56,206   6.83    383,707    0.00%     0.75%      7.83%
3 AllianceBernstein Growth and Income Portfolio - Class A          93,861  34.44  3,232,927    1.35%     0.90%     16.24%
5 AllianceBernstein Growth and Income Portfolio - Class A          51,598  11.98    618,386    1.32%     0.20%     12.35%
5 AllianceBernstein Growth and Income Portfolio - Class A          21,756  17.71    385,190    1.32%     0.65%     16.53%
5 AllianceBernstein Growth and Income Portfolio - Class A          20,853  11.45    238,713    1.32%     0.45%      3.44%
3 AllianceBernstein Growth Portfolio - Class A                    132,383  21.85  2,892,708    0.00%     0.90%     -1.96%
1 AllianceBernstein Large Cap Growth Portfolio - Class A           53,463  13.68    731,314    0.00%     0.90%     -1.33%
2 AllianceBernstein Large Cap Growth Portfolio - Class A              853  14.03     11,970    0.00%     0.90%     -1.33%
5 AllianceBernstein Large Cap Growth Portfolio - Class A           24,951  10.79    269,244    0.00%     0.20%      3.34%
5 AllianceBernstein Large Cap Growth Portfolio - Class A            5,129  14.58     74,772    0.00%     0.65%     -1.09%
6 AllianceBernstein Large Cap Growth Portfolio - Class A           44,134   8.06    355,782    0.00%     0.75%     -1.19%
2 AllianceBernstein Money Market Portfolio - Class A                2,352  12.31     28,964    4.13%     0.90%      3.29%
2 AllianceBernstein Real Estate Investment Portfolio - Class A        140  29.55      4,146    2.06%     0.90%     34.02%
6 AllianceBernstein Real Estate Investment Portfolio - Class A     26,541  30.84    818,402    1.96%     0.75%     34.22%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           30,149  13.72    413,558    0.00%     0.90%      9.70%
2 AllianceBernstein Small Cap Growth Portfolio - Class A               --  11.07         --    0.00%     0.90%      9.70%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                                  --  14.90         --    0.00%     0.90%      3.00%
2 AllianceBernstein Utility Income Portfolio - Class A                 --  23.15         --    0.00%     0.90%     22.66%
6 AllianceBernstein Utility Income Portfolio - Class A             18,423  12.75    234,853    2.31%     0.75%     22.84%
6 American Century VP Capital Appreciation Fund - Class I          16,287  10.27    167,192    0.00%     0.75%     16.35%
6 American Century VP Income & Growth Fund - Class I               25,277  12.37    312,612    1.44%     0.75%     16.21%
5 American Century VP International Fund - Class I                 20,580  13.77    283,447    1.66%     0.20%      9.51%
5 American Century VP International Fund - Class I                  4,107  18.86     77,450    1.66%     0.65%     24.22%
4 Anchor Series Trust Asset Allocation Portfolio - Class 1         36,126  14.16    511,532    3.41%     0.75%     10.49%
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1    225,942  14.97  3,382,964    0.14%     0.75%     10.59%
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1     86,802  11.06    960,373    0.14%     0.75%     10.59%
4 Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                          52,571  13.99    735,548    3.75%     0.75%      2.53%
4 Anchor Series Trust Growth Portfolio - Class 1                  112,565  13.00  1,462,912    0.59%     0.75%     12.44%
6 Anchor Series Trust Growth Portfolio - Class 1                   45,934  11.14    511,523    0.59%     0.75%     12.44%
4 Anchor Series Trust Natural Resources Portfolio - Class 1        13,784  45.16    622,435    0.70%     0.75%     24.00%
6 Anchor Series Trust Natural Resources Portfolio - Class 1        17,464  35.77    624,676    0.70%     0.75%     24.00%
5 BlackRock Basic Value V.I. Fund - Class I *                      13,484  15.81    213,157    1.92%     0.65%     21.08%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                 174,239  26.35  4,591,497    1.63%     0.90%     14.47%
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                 119,078  10.97  1,306,123    1.62%     0.75%     14.64%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       44,486  16.18    719,695    0.00%     0.90%      9.98%
6 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       48,260  14.54    701,663    0.00%     0.75%     10.14%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             52,879  20.55  1,086,652    2.69%     0.90%      6.36%
6 Fidelity VIP Asset Manager Portfolio - Initial Class             21,680  11.56    250,526    2.69%     0.75%      6.52%
1 Fidelity VIP Contrafund Portfolio - Initial Class                67,850  21.56  1,463,169    1.28%     0.90%     10.72%
5 Fidelity VIP Contrafund Portfolio - Initial Class                52,935  11.97    633,607    1.25%     0.20%      5.58%
5 Fidelity VIP Contrafund Portfolio - Initial Class                24,873  18.82    468,151    1.25%     0.65%     10.99%

                                  VA II - 50

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                               Investment
                                                                             Unit                Income    Expense    Total
Sub-accounts                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 Fidelity VIP Contrafund Portfolio - Initial Class                   72,541 $14.94 $1,083,864    1.28%     0.75%     10.88%
5 Fidelity VIP Contrafund Portfolio - Initial Class                   22,182  10.61    235,430    1.25%     0.45%      1.47%
1 Fidelity VIP Growth Portfolio - Initial Class                      159,038  21.39  3,401,223    0.39%     0.90%      5.90%
6 Fidelity VIP Growth Portfolio - Initial Class                       65,363   8.47    553,875    0.39%     0.75%      6.05%
1 Fidelity VIP High Income Portfolio - Initial Class                  30,879  14.35    443,253    7.43%     0.90%     10.24%
6 Fidelity VIP High Income Portfolio - Initial Class                  13,122  13.76    180,538    7.43%     0.75%     10.41%
5 Fidelity VIP Index 500 Portfolio - Initial Class                    14,348  11.75    168,630    1.47%     0.20%     10.71%
5 Fidelity VIP Index 500 Portfolio - Initial Class                     3,728  16.77     62,525    1.47%     0.65%     14.98%
5 Fidelity VIP Index 500 Portfolio - Initial Class                    44,694  11.16    498,608    1.47%     0.45%      2.59%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        36,252  17.72    642,218    4.05%     0.90%      3.42%
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        20,600  13.38    275,569    4.05%     0.75%      3.57%
1 Fidelity VIP Money Market Portfolio - Initial Class                 64,578  14.29    922,944    4.52%     0.90%      3.94%
6 Fidelity VIP Money Market Portfolio - Initial Class                 67,563  11.18    755,280    4.52%     0.75%      4.09%
1 Fidelity VIP Overseas Portfolio - Initial Class                     34,643  21.52    745,374    0.93%     0.90%     17.02%
5 Franklin Templeton Franklin Money Market Fund - Class 1              8,235  10.31     84,903    3.61%     0.20%      2.74%
5 Franklin Templeton Franklin Money Market Fund - Class 1              2,280  10.28     23,434    3.61%     0.65%      2.77%
5 Franklin Templeton Franklin Money Market Fund - Class 1             15,709  10.20    160,300    3.61%     0.45%      0.58%
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2      14,198  14.88    211,234    1.24%     0.65%     20.66%
6 Franklin Templeton Templeton Global Asset Allocation Fund -
  Class 1                                                             23,075  16.02    369,716    7.12%     0.75%     20.48%
6 JPMorgan Bond Portfolio                                             10,654  12.84    136,775    3.95%     0.75%      3.36%
6 JPMorgan U.S. Large Cap Core Equity Portfolio                        8,203  10.25     84,113    0.91%     0.75%     15.70%
6 Neuberger Berman AMT Limited Maturity Bond Portfolio -
  Class I                                                             12,494  11.91    148,794    3.11%     0.75%      3.43%
6 Neuberger Berman AMT Partners Portfolio - Class I                   18,897  15.02    283,784    0.52%     0.75%     11.40%
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares          50,964  12.89    657,015    0.99%     0.75%     16.81%
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                55,445  11.49    637,225    1.03%     0.75%     14.17%
5 PIMCO VIT Real Return Portfolio - Administrative Class             118,683  10.91  1,294,343    4.81%     0.65%      0.05%
5 PIMCO VIT Real Return Portfolio - Administrative Class              13,286  10.20    135,577    4.81%     0.45%     -1.51%
5 PIMCO VIT Total Return Portfolio - Administrative Class             15,615  10.79    168,456    3.80%     0.65%      3.17%
5 PIMCO VIT Total Return Portfolio - Administrative Class             13,182  10.45    137,704    3.80%     0.45%      0.26%
4 SunAmerica Aggressive Growth Portfolio - Class 1                   164,581  12.22  2,011,878    0.10%     0.75%     12.45%
6 SunAmerica Aggressive Growth Portfolio - Class 1                    45,488   9.34    424,688    0.10%     0.75%     12.45%
4 SunAmerica SunAmerica Balanced Portfolio - Class 1                 124,981  10.16  1,269,339    2.73%     0.75%     10.04%
6 SunAmerica SunAmerica Balanced Portfolio - Class 1                  44,566   9.70    432,153    2.73%     0.75%     10.04%
4 SunAmerica Alliance Growth Portfolio - Class 1                     414,867   8.77  3,636,803    0.12%     0.75%      0.02%
6 SunAmerica Alliance Growth Portfolio - Class 1                      58,590   8.66    507,676    0.12%     0.75%      0.02%
4 SunAmerica Blue Chip Growth Portfolio - Class 1                     19,561   6.48    126,664    0.24%     0.75%      5.78%
4 SunAmerica Cash Management Portfolio - Class 1                     181,306  11.80  2,138,542    2.06%     0.75%      3.85%
4 SunAmerica Corporate Bond Portfolio - Class 1                       23,388  14.96    349,815    4.33%     0.75%      5.07%
4 SunAmerica Davis Venture Value Portfolio - Class 1                 167,995  23.00  3,864,313    1.02%     0.75%     14.45%
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                33,236  13.63    453,099    2.29%     0.75%     20.74%
4 SunAmerica Emerging Markets Portfolio - Class 1                     61,864  24.80  1,533,989    1.03%     0.75%     30.13%
4 SunAmerica Federated American Leaders Portfolio - Class 1           35,116  12.59    442,172    1.55%     0.75%     15.83%
4 SunAmerica Global Bond Portfolio - Class 1                          30,799  13.52    416,338    8.60%     0.75%      3.09%
6 SunAmerica Global Bond Portfolio - Class 1                          15,898  12.38    196,756    8.60%     0.75%      3.09%
4 SunAmerica Global Equities Portfolio - Class 1                      59,307  11.82    700,708    0.90%     0.75%     22.95%
4 SunAmerica Goldman Sachs Research Portfolio - Class 1                4,351   8.04     34,965    0.33%     0.75%     15.78%
4 SunAmerica Growth Opportunities Portfolio - Class 1                 19,431   5.52    107,192    0.00%     0.75%     12.59%
4 SunAmerica Growth-Income Portfolio - Class 1                       162,805  10.88  1,770,758    0.73%     0.75%      6.63%
6 SunAmerica Growth-Income Portfolio - Class 1                       102,916  10.09  1,038,292    0.73%     0.75%      6.63%
4 SunAmerica High-Yield Bond Portfolio - Class 1                      15,422  15.12    233,240    7.92%     0.75%     13.81%
4 SunAmerica International Diversified Equities Portfolio - Class 1   81,609  10.92    891,317    0.45%     0.75%     22.54%

                                  VA II - 51

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
4 SunAmerica International Growth and Income Portfolio - Class 1   91,832 $15.54 $1,427,457    1.31%     0.75%     26.10%
6 SunAmerica Marsico Growth Portfolio - Class 1                    54,082  12.78    691,115    0.00%     0.75%      7.78%
4 SunAmerica MFS Massachusetts Investors Trust Portfolio -
  Class 1                                                          66,110  10.85    717,065    0.71%     0.75%     12.34%
4 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1               177,257  10.47  1,855,633    0.00%     0.75%      1.81%
6 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1               135,632   6.34    860,393    0.00%     0.75%      1.81%
4 SunAmerica MFS Total Return Portfolio - Class 1                  78,992  15.83  1,250,559    2.26%     0.75%     11.16%
4 SunAmerica Putnam Growth: Voyager Portfolio - Class 1           151,727   7.88  1,196,134    0.02%     0.75%      5.00%
4 SunAmerica Real Estate Portfolio - Class 1                       31,681  33.69  1,067,258    1.31%     0.75%     33.49%
4 SunAmerica Technology Portfolio - Class 1                        46,349   2.48    115,056    0.00%     0.75%      0.38%
4 SunAmerica Telecom Utility Portfolio - Class 1                   22,920  10.52    241,019    3.28%     0.75%     25.56%
4 SunAmerica Worldwide High Income Portfolio - Class 1              8,469  15.87    134,424    7.71%     0.75%      8.82%
5 UIF Core Plus Fixed Income Portfolio - Class I Shares            13,778  10.49    144,520    4.32%     0.20%      4.78%
5 UIF Core Plus Fixed Income Portfolio - Class I Shares             3,360  11.87     39,879    4.32%     0.65%      3.06%
5 UIF Mid Cap Growth Portfolio - Class I Shares                    11,458  10.44    119,627    0.00%     0.45%      2.91%
5 UIF Money Market Portfolio - Class I Shares                          --  10.33         --    2.55%     0.65%      1.12%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                39,593  12.53    496,113    0.26%     0.20%     10.91%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                 6,436  21.14    136,037    0.26%     0.65%     19.92%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                14,797  11.46    169,604    0.26%     0.45%      3.88%
5 VALIC Company I International Equities Fund                      13,832  19.43    268,797    1.82%     0.65%     22.26%
5 VALIC Company I International Equities Fund                      48,945  11.27    551,510    1.82%     0.45%      5.16%
5 VALIC Company I Small Cap Index Fund                             10,106  17.33    175,155    0.24%     0.65%     17.30%
5 VALIC Company I Small Cap Index Fund                             10,996  10.81    118,877    0.24%     0.45%      2.43%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class          29,727  22.40    665,847    0.52%     0.90%     38.25%
1 Van Eck Worldwide Hard Assets Fund - Initial Class               15,043  28.82    433,611    0.06%     0.90%     23.38%
5 Vanguard VIF Total Bond Market Index Portfolio                   12,241  10.78    132,009    4.12%     0.65%      3.63%


                                  VA II - 52

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
1 AIM V.I. Capital Appreciation Fund - Series I                    41,074 $12.00 $  493,079    0.06%     0.90%      7.86%
6 AIM V.I. Capital Appreciation Fund - Series I                    22,678   8.21    186,263    0.06%     0.75%      8.02%
1 AIM V.I. International Growth Fund - Series I                    55,489  15.09    837,297    0.68%     0.90%     16.87%
6 AIM V.I. International Growth Fund - Series I                    25,913  12.02    311,359    0.68%     0.75%     17.05%
1 AllianceBernstein Global Bond Portfolio - Class A                 3,969  13.30     52,787   12.70%     0.90%     -8.48%
2 AllianceBernstein Global Dollar Government Portfolio - Class A       16  21.12        344    6.23%     0.90%      8.64%
3 AllianceBernstein Global Technology Portfolio - Class A *        99,454  15.63  1,554,365    0.00%     0.90%      2.94%
6 AllianceBernstein Global Technology Portfolio - Class A *        53,710   6.33    340,045    0.00%     0.75%      3.09%
3 AllianceBernstein Growth and Income Portfolio - Class A         102,832  29.63  3,047,108    1.46%     0.90%      3.93%
5 AllianceBernstein Growth and Income Portfolio - Class A          59,374  15.19    902,110    1.60%     0.65%      4.19%
3 AllianceBernstein Growth Portfolio - Class A                    139,473  22.29  3,108,494    0.00%     0.90%     10.97%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *         53,529  13.86    742,125    0.00%     0.90%     14.12%
2 AllianceBernstein Large Cap Growth Portfolio - Class A *          1,497  14.22     21,293    0.00%     0.90%     14.12%
5 AllianceBernstein Large Cap Growth Portfolio - Class A *         26,985  14.74    397,735    0.00%     0.65%     14.40%
6 AllianceBernstein Large Cap Growth Portfolio - Class A *         43,860   8.16    357,817    0.00%     0.75%     14.29%
2 AllianceBernstein Money Market Portfolio - Class A                2,835  11.92     33,798    2.31%     0.90%      1.44%
2 AllianceBernstein Real Estate Investment Portfolio - Class A        169  22.05      3,728    3.15%     0.90%     10.67%
6 AllianceBernstein Real Estate Investment Portfolio - Class A     25,752  22.97    591,627    2.97%     0.75%     10.84%
1 AllianceBernstein Small Cap Growth Portfolio - Class A           38,242  12.50    478,205    0.00%     0.90%      4.30%
2 AllianceBernstein Small Cap Growth Portfolio - Class A            1,311  10.09     13,232    0.00%     0.90%      4.30%
1 AllianceBernstein Total Return Portfolio - Class A               31,504  12.31    387,726    2.76%     0.90%      2.98%
2 AllianceBernstein Total Return Portfolio - Class A                  304  16.91      5,146    2.56%     0.90%      2.98%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                                  40  14.46        577    3.00%     0.90%      1.07%
2 AllianceBernstein Utility Income Portfolio - Class A                 32  18.87        610    2.20%     0.90%     15.02%
6 AllianceBernstein Utility Income Portfolio - Class A             18,694  10.38    194,003    2.02%     0.75%     15.19%
6 American Century VP Capital Appreciation Fund - Class I          12,226   8.82    107,869    0.00%     0.75%     21.15%
6 American Century VP Income & Growth Fund - Class I               22,805  10.64    242,689    1.86%     0.75%      3.85%
5 American Century VP International Fund - Class I                 21,892  15.18    332,321    1.05%     0.65%     12.52%
4 Anchor Series Trust Asset Allocation Portfolio - Class 1         34,749  12.82    445,317    3.34%     0.75%      4.19%
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1    223,091  13.54  3,020,369    0.28%     0.75%     10.81%
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1     87,346  10.00    873,840    0.28%     0.75%     10.81%
4 Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                          56,029  13.65    764,572    3.84%     0.75%      1.87%
4 Anchor Series Trust Growth Portfolio - Class 1                  117,743  11.56  1,360,891    0.88%     0.75%      6.33%
6 Anchor Series Trust Growth Portfolio - Class 1                   50,733   9.90    502,450    0.88%     0.75%      6.33%
4 Anchor Series Trust Natural Resources Portfolio - Class 1        15,634  36.42    569,340    0.51%     0.75%     45.03%
6 Anchor Series Trust Natural Resources Portfolio - Class 1        17,537  28.85    505,889    0.51%     0.75%     45.03%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                 188,143  23.02  4,331,336    1.59%     0.90%      3.76%
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                 133,323   9.57  1,275,652    1.55%     0.75%      3.91%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       47,786  14.71    702,950    0.00%     0.90%      0.00%
6 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       54,321  13.20    717,065    0.00%     0.75%      0.15%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             61,429  19.32  1,186,888    2.62%     0.90%      3.11%
6 Fidelity VIP Asset Manager Portfolio - Initial Class             25,200  10.85    273,392    2.62%     0.75%      3.27%
1 Fidelity VIP Contrafund Portfolio - Initial Class                68,012  19.48  1,324,675    0.26%     0.90%     15.89%
5 Fidelity VIP Contrafund Portfolio - Initial Class                59,189  16.96  1,003,673    0.24%     0.65%     16.18%
6 Fidelity VIP Contrafund Portfolio - Initial Class                73,798  13.47    994,399    0.26%     0.75%     16.07%
1 Fidelity VIP Growth Portfolio - Initial Class                   172,888  20.20  3,491,592    0.49%     0.90%      4.85%
6 Fidelity VIP Growth Portfolio - Initial Class                    63,347   7.99    506,155    0.49%     0.75%      5.01%
1 Fidelity VIP High Income Portfolio - Initial Class               33,503  13.02    436,230   14.50%     0.90%      1.78%
6 Fidelity VIP High Income Portfolio - Initial Class               15,430  12.46    192,281   14.50%     0.75%      1.94%
5 Fidelity VIP Index 500 Portfolio - Initial Class                 35,915  14.59    523,892    1.75%     0.65%      4.15%

                                  VA II - 53

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                               Investment
                                                                             Unit                Income    Expense    Total
Sub-accounts                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        42,951 $17.13 $  735,748    3.64%     0.90%      1.28%
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        23,806  12.92    307,477    3.64%     0.75%      1.43%
1 Fidelity VIP Money Market Portfolio - Initial Class                 69,085  13.75    949,958    3.00%     0.90%      2.11%
6 Fidelity VIP Money Market Portfolio - Initial Class                122,486  10.74  1,315,424    3.00%     0.75%      2.26%
1 Fidelity VIP Overseas Portfolio - Initial Class                     41,844  18.39    769,330    0.56%     0.90%     17.98%
5 Franklin Templeton Templeton Foreign Securities Fund - Class 2      13,820  12.33    170,399    2.18%     0.65%      9.46%
6 Franklin Templeton Templeton Global Asset Allocation Fund -
  Class 1                                                             24,226  13.30    322,152    4.08%     0.75%      3.08%
6 JPMorgan Bond Portfolio                                             11,402  12.42    141,611    3.06%     0.75%      2.04%
6 JPMorgan U.S. Large Cap Core Equity Portfolio                        8,216   8.86     72,811    1.22%     0.75%      0.60%
5 Mercury Basic Value V.I. Fund - Class I *                            9,744  13.06    127,221    2.72%     0.65%      2.27%
6 Neuberger Berman AMT Limited Maturity Bond Portfolio -
  Class I                                                             12,080  11.51    139,100    4.24%     0.75%      0.69%
6 Neuberger Berman AMT Partners Portfolio - Class I                   29,089  13.48    392,111    0.91%     0.75%     17.17%
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares          50,580  11.04    558,208    0.94%     0.75%     13.46%
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                61,078  10.07    614,847    1.31%     0.75%      5.19%
5 PIMCO VIT Real Return Portfolio - Administrative Class              18,866  10.90    205,636    2.75%     0.65%      1.43%
5 PIMCO VIT Total Return Portfolio - Administrative Class             12,086  10.46    126,376    5.94%     0.65%      1.79%
4 SunAmerica Aggressive Growth Portfolio - Class 1                   163,083  10.87  1,772,880    0.00%     0.75%      7.93%
6 SunAmerica Aggressive Growth Portfolio - Class 1                    41,134   8.30    341,525    0.00%     0.75%      7.93%
4 SunAmerica SunAmerica Balanced Portfolio - Class 1                 128,344   9.23  1,184,569    2.61%     0.75%      1.14%
6 SunAmerica SunAmerica Balanced Portfolio - Class 1                  46,653   8.81    411,112    2.61%     0.75%      1.14%
4 SunAmerica Alliance Growth Portfolio - Class 1                     397,728   8.76  3,485,767    0.39%     0.75%     15.76%
6 SunAmerica Alliance Growth Portfolio - Class 1                      59,119   8.66    512,142    0.39%     0.75%     15.76%
4 SunAmerica Blue Chip Growth Portfolio - Class 1                     19,172   6.12    117,354    0.56%     0.75%      1.78%
4 SunAmerica Cash Management Portfolio - Class 1                     289,382  11.36  3,286,709    0.93%     0.75%      2.02%
4 SunAmerica Corporate Bond Portfolio - Class 1                       23,192  14.24    330,149    4.26%     0.75%      1.15%
4 SunAmerica Davis Venture Value Portfolio - Class 1                 163,491  20.10  3,285,939    1.04%     0.75%      9.79%
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                40,246  11.29    454,414    2.63%     0.75%     -3.46%
4 SunAmerica Emerging Markets Portfolio - Class 1                     56,485  19.05  1,076,323    0.32%     0.75%     36.19%
4 SunAmerica Federated American Leaders Portfolio - Class 1           35,026  10.87    380,765    1.59%     0.75%      3.89%
4 SunAmerica Global Bond Portfolio - Class 1                          20,393  13.11    267,396    3.19%     0.75%      3.81%
6 SunAmerica Global Bond Portfolio - Class 1                          22,810  12.01    273,842    3.19%     0.75%      3.81%
4 SunAmerica Global Equities Portfolio - Class 1                      63,647   9.61    611,629    0.25%     0.75%     14.93%
4 SunAmerica Goldman Sachs Research Portfolio - Class 1                3,918   6.94     27,192    0.51%     0.75%      2.83%
4 SunAmerica Growth Opportunities Portfolio - Class 1                 18,327   4.90     89,792    0.00%     0.75%      6.85%
4 SunAmerica Growth-Income Portfolio - Class 1                       164,983  10.20  1,682,909    0.55%     0.75%      6.40%
6 SunAmerica Growth-Income Portfolio - Class 1                       104,979   9.46    993,272    0.55%     0.75%      6.40%
4 SunAmerica High-Yield Bond Portfolio - Class 1                      15,408  13.29    204,746   10.94%     0.75%      8.06%
4 SunAmerica International Diversified Equities Portfolio - Class 1   78,996   8.91    704,110    1.56%     0.75%     12.93%
4 SunAmerica International Growth and Income Portfolio - Class 1      90,664  12.33  1,117,603    0.90%     0.75%     13.44%
6 SunAmerica Marsico Growth Portfolio - Class 1                       52,573  11.86    623,339    0.00%     0.75%      9.89%
4 SunAmerica MFS Massachusetts Investors Trust Portfolio -
  Class 1                                                             66,135   9.66    638,547    0.82%     0.75%      6.92%
4 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                  172,631  10.28  1,775,161    0.00%     0.75%      2.42%
6 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                  134,553   6.23    838,412    0.00%     0.75%      2.42%
4 SunAmerica MFS Total Return Portfolio - Class 1                     86,527  14.24  1,232,316    2.27%     0.75%      2.28%
4 SunAmerica Putnam Growth: Voyager Portfolio - Class 1              143,087   7.51  1,074,314    0.62%     0.75%      5.28%
4 SunAmerica Real Estate Portfolio - Class 1                          35,363  25.24    892,461    1.86%     0.75%     12.45%
4 SunAmerica Technology Portfolio - Class 1                           45,299   2.47    112,030    0.00%     0.75%     -0.95%
4 SunAmerica Telecom Utility Portfolio - Class 1                      19,323   8.37    161,825    4.76%     0.75%      5.73%
4 SunAmerica Worldwide High Income Portfolio - Class 1                 7,746  14.59    112,975    9.03%     0.75%      6.51%
5 UIF Core Plus Fixed Income Portfolio - Class I Shares               17,755  11.52    204,470    3.73%     0.65%      3.54%
5 UIF Money Market Portfolio - Class I Shares                         11,675  10.22    119,312    2.73%     0.65%      2.00%

                                  VA II - 54

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                    Investment
                                                                  Unit                Income    Expense    Total
Sub-accounts                                               Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares        34,198 $17.63  $602,810     0.32%     0.65%     11.58%
5 VALIC Company I International Equities Fund               8,472  15.89   134,650     2.76%     0.65%     16.23%
5 VALIC Company I Small Cap Index Fund                     28,085  14.78   414,984     0.92%     0.65%      3.59%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class  25,468  16.20   412,635     0.67%     0.90%     30.82%
1 Van Eck Worldwide Hard Assets Fund - Initial Class       14,006  23.36   327,222     0.29%     0.90%     50.32%
5 Vanguard VIF Total Bond Market Index Portfolio           12,162  10.41   126,559     6.67%     0.65%      1.74%

                                  VA II - 55

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Sub-accounts                                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
1 AIM V.I. Capital Appreciation Fund - Series I                    41,856 $11.13 $  465,833    0.00%     0.90%      5.67%
6 AIM V.I. Capital Appreciation Fund - Series I                    22,503   7.60    171,092    0.00%     0.75%      5.83%
1 AIM V.I. International Growth Fund - Series I                    50,235  12.91    648,573    0.64%     0.90%     22.89%
6 AIM V.I. International Growth Fund - Series I                    22,104  10.27    226,907    0.64%     0.75%     23.08%
1 AllianceBernstein Global Bond Portfolio - Class A                 4,488  14.53     65,216    6.19%     0.90%      8.65%
2 AllianceBernstein Global Dollar Government Portfolio - Class A       17  19.44        326    7.01%     0.90%      9.13%
3 AllianceBernstein Growth and Income Portfolio - Class A         105,864  28.51  3,018,341    0.89%     0.90%     10.46%
5 AllianceBernstein Growth and Income Portfolio - Class A          44,824  14.58    653,664    0.95%     0.65%     10.74%
3 AllianceBernstein Growth Portfolio - Class A                    162,219  20.08  3,258,112    0.00%     0.90%     13.71%
2 AllianceBernstein Money Market Portfolio - Class A                3,284  11.75     38,591    0.65%     0.90%     -0.18%
1 AllianceBernstein Premier Growth Portfolio - Class A             53,387  12.15    648,589    0.00%     0.90%      7.65%
2 AllianceBernstein Premier Growth Portfolio - Class A              1,410  12.46     17,575    0.00%     0.90%      7.65%
5 AllianceBernstein Premier Growth Portfolio - Class A             23,746  12.88    305,936    0.00%     0.65%      7.92%
6 AllianceBernstein Premier Growth Portfolio - Class A             57,618   7.14    411,292    0.00%     0.75%      7.81%
2 AllianceBernstein Real Estate Investment Portfolio - Class A        196  19.92      3,902    2.24%     0.90%     34.41%
6 AllianceBernstein Real Estate Investment Portfolio - Class A     24,007  20.73    497,595    2.16%     0.75%     34.61%
1 AllianceBernstein Small Cap Growth Portfolio - Class A *         47,191  11.99    565,796    0.00%     0.90%     13.53%
2 AllianceBernstein Small Cap Growth Portfolio - Class A *          1,157   9.68     11,199    0.00%     0.90%     13.53%
3 AllianceBernstein Technology Portfolio - Class A                 91,589  15.18  1,390,617    0.00%     0.90%      4.51%
6 AllianceBernstein Technology Portfolio - Class A                 50,957   6.14    312,944    0.00%     0.75%      4.67%
1 AllianceBernstein Total Return Portfolio - Class A               24,441  11.95    292,103    2.47%     0.90%      8.10%
2 AllianceBernstein Total Return Portfolio - Class A                  356  16.42      5,848    2.19%     0.90%      8.10%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                                  47  14.31        672    2.88%     0.90%      2.84%
2 AllianceBernstein Utility Income Portfolio - Class A                 38  16.41        624    2.13%     0.90%     23.21%
6 AllianceBernstein Utility Income Portfolio - Class A             22,189   9.01    199,908    1.94%     0.75%     23.40%
6 American Century VP Capital Appreciation Fund - Class I          11,254   7.28     81,959    0.00%     0.75%      6.78%
6 American Century VP Income & Growth Fund - Class I               21,832  10.25    223,717    1.23%     0.75%     12.15%
5 American Century VP International Fund - Class I                 19,319  13.49    260,619    0.51%     0.65%     14.18%
4 Anchor Series Trust Asset Allocation Portfolio - Class 1         31,037  12.30    381,745    2.79%     0.75%      9.51%
4 Anchor Series Trust Capital Appreciation Portfolio - Class 1    240,227  12.22  2,934,964    0.00%     0.75%      8.30%
6 Anchor Series Trust Capital Appreciation Portfolio - Class 1     83,646   9.03    755,154    0.00%     0.75%      8.30%
4 Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                          68,089  13.40    912,051    4.68%     0.75%      2.64%
4 Anchor Series Trust Growth Portfolio - Class 1                  114,459  10.87  1,244,228    0.57%     0.75%     10.03%
6 Anchor Series Trust Growth Portfolio - Class 1                   45,562   9.31    424,393    0.57%     0.75%     10.03%
4 Anchor Series Trust Natural Resources Portfolio - Class 1        14,263  25.11    358,142    0.77%     0.75%     24.11%
6 Anchor Series Trust Natural Resources Portfolio - Class 1        16,443  19.89    327,059    0.77%     0.75%     24.11%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                 200,562  22.19  4,450,084    1.78%     0.90%      9.65%
6 Dreyfus Stock Index Fund, Inc. - Initial Shares                 218,882   9.21  2,015,453    1.81%     0.75%      9.81%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       47,249  14.71    695,019    0.00%     0.90%     17.46%
6 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       53,922  13.18    710,706    0.00%     0.75%     17.63%
1 Fidelity VIP Asset Manager Portfolio - Initial Class             64,555  18.74  1,209,626    2.76%     0.90%      4.52%
6 Fidelity VIP Asset Manager Portfolio - Initial Class             25,774  10.51    270,766    2.76%     0.75%      4.68%
1 Fidelity VIP Contrafund Portfolio - Initial Class                62,149  16.81  1,044,492    0.32%     0.90%     14.44%
5 Fidelity VIP Contrafund Portfolio - Initial Class                43,335  14.60    632,487    0.31%     0.65%     14.73%
6 Fidelity VIP Contrafund Portfolio - Initial Class                64,467  11.61    748,429    0.32%     0.75%     14.61%
1 Fidelity VIP Growth Portfolio - Initial Class                   192,660  19.26  3,710,779    0.26%     0.90%      2.45%
6 Fidelity VIP Growth Portfolio - Initial Class                    62,017   7.61    471,880    0.26%     0.75%      2.61%
1 Fidelity VIP High Income Portfolio - Initial Class               35,723  12.79    456,984    7.92%     0.90%      8.61%
6 Fidelity VIP High Income Portfolio - Initial Class               14,920  12.22    182,394    7.92%     0.75%      8.77%
5 Fidelity VIP Index 500 Portfolio - Initial Class                 37,848  14.01    530,116    0.50%     0.65%      9.90%

                                  VA II - 56

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                               Investment
                                                                             Unit                Income    Expense    Total
Sub-accounts                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        42,968 $16.91 $  726,746    4.12%     0.90%      3.52%
6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        25,535  12.73    325,156    4.12%     0.75%      3.67%
1 Fidelity VIP Money Market Portfolio - Initial Class                 82,173  13.47  1,106,569    1.16%     0.90%      0.30%
6 Fidelity VIP Money Market Portfolio - Initial Class                151,825  10.50  1,594,410    1.16%     0.75%      0.45%
1 Fidelity VIP Overseas Portfolio - Initial Class                     34,619  15.58    539,482    1.14%     0.90%     12.62%
6 Franklin Templeton Templeton Global Asset Allocation Fund -
  Class 1                                                             16,693  12.90    215,348    2.40%     0.75%     15.07%
6 JPMorgan Bond Portfolio                                              9,210  12.17    112,100    3.61%     0.75%      3.51%
6 JPMorgan U.S. Large Cap Core Equity Portfolio                        7,906   8.81     69,650    0.75%     0.75%      8.67%
6 Neuberger Berman AMT Limited Maturity Bond Portfolio -
  Class I                                                              4,465  11.44     51,059    3.96%     0.75%      0.03%
6 Neuberger Berman AMT Partners Portfolio - Class I                   41,058  11.50    472,365    0.01%     0.75%     18.09%
6 Oppenheimer Global Securities Fund/VA - Non-Service Shares          49,208   9.73    478,659    1.10%     0.75%     18.27%
6 Oppenheimer Main Street Fund/VA - Non-Service Shares                61,865   9.57    592,065    0.77%     0.75%      8.64%
5 PIMCO VIT Real Return Portfolio - Administrative Class              19,465  10.75    209,172    0.80%     0.65%      8.21%
4 SunAmerica Aggressive Growth Portfolio - Class 1                   160,593  10.07  1,617,590    0.00%     0.75%     15.91%
6 SunAmerica Aggressive Growth Portfolio - Class 1                    45,332   7.69    348,732    0.00%     0.75%     15.91%
4 SunAmerica SunAmerica Balanced Portfolio - Class 1                 108,914   9.13    993,938    1.59%     0.75%      5.98%
6 SunAmerica SunAmerica Balanced Portfolio - Class 1                  43,928   8.71    382,752    1.59%     0.75%      5.98%
4 SunAmerica Alliance Growth Portfolio - Class 1                     390,025   7.57  2,953,003    0.31%     0.75%      7.14%
6 SunAmerica Alliance Growth Portfolio - Class 1                      57,602   7.48    431,077    0.31%     0.75%      7.14%
4 SunAmerica Blue Chip Growth Portfolio - Class 1                     17,867   6.01    107,454    0.15%     0.75%      4.45%
4 SunAmerica Cash Management Portfolio - Class 1                     242,292  11.13  2,697,266    0.75%     0.75%      0.06%
4 SunAmerica Corporate Bond Portfolio - Class 1                       32,652  14.07    459,531    5.05%     0.75%      6.02%
4 SunAmerica Davis Venture Value Portfolio - Class 1                 160,654  18.31  2,941,081    0.87%     0.75%     12.67%
4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                34,469  11.70    403,134    2.88%     0.75%      8.81%
4 SunAmerica Emerging Markets Portfolio - Class 1                     60,706  13.99    849,391    1.05%     0.75%     23.58%
4 SunAmerica Federated American Leaders Portfolio - Class 1           33,869  10.46    354,376    1.46%     0.75%      9.07%
4 SunAmerica Global Bond Portfolio - Class 1                          19,244  12.63    243,074    0.00%     0.75%      3.19%
6 SunAmerica Global Bond Portfolio - Class 1                          31,498  11.56    364,263    0.00%     0.75%      3.19%
4 SunAmerica Global Equities Portfolio - Class 1                      68,813   8.36    575,380    0.30%     0.75%     11.03%
4 SunAmerica Goldman Sachs Research Portfolio - Class 1                3,393   6.75     22,902    0.00%     0.75%     12.17%
4 SunAmerica Growth Opportunities Portfolio - Class 1                 23,157   4.59    106,181    0.00%     0.75%      5.38%
4 SunAmerica Growth-Income Portfolio - Class 1                       171,459   9.59  1,643,701    0.67%     0.75%     10.70%
6 SunAmerica Growth-Income Portfolio - Class 1                        99,403   8.89    883,906    0.67%     0.75%     10.70%
4 SunAmerica High-Yield Bond Portfolio - Class 1                      15,311  12.30    188,281    9.05%     0.75%     16.59%
4 SunAmerica International Diversified Equities Portfolio - Class 1   72,363   7.89    571,130    2.50%     0.75%     15.62%
4 SunAmerica International Growth and Income Portfolio - Class 1      87,556  10.87    951,467    1.09%     0.75%     19.96%
6 SunAmerica Marsico Growth Portfolio - Class 1                       47,598  10.79    513,561    0.00%     0.75%     10.42%
4 SunAmerica MFS Massachusetts Investors Trust Portfolio -
  Class 1                                                             64,741   9.03    584,621    0.77%     0.75%     11.03%
4 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                  173,339  10.04  1,740,354    0.00%     0.75%     13.24%
6 SunAmerica MFS Mid-Cap Growth Portfolio - Class 1                  137,155   6.08    834,453    0.00%     0.75%     13.24%
4 SunAmerica MFS Total Return Portfolio - Class 1                     80,196  13.92  1,116,698    0.18%     0.75%     10.47%
4 SunAmerica Putnam Growth: Voyager Portfolio - Class 1              139,411   7.13    994,236    0.13%     0.75%      4.22%
4 SunAmerica Real Estate Portfolio - Class 1                          40,451  22.44    907,836    2.99%     0.75%     33.56%
4 SunAmerica Technology Portfolio - Class 1                           51,596   2.50    128,826    0.00%     0.75%     -3.25%
4 SunAmerica Telecom Utility Portfolio - Class 1                      14,903   7.92    118,043    5.15%     0.75%     15.90%
4 SunAmerica Worldwide High Income Portfolio - Class 1                 5,483  13.69     75,085    6.38%     0.75%      8.60%
5 UIF Core Plus Fixed Income Portfolio - Class I Shares               15,783  11.12    175,541    3.34%     0.65%      3.69%
5 UIF Money Market Portfolio - Class I Shares                         10,506  10.02    105,254    1.20%     0.65%      0.13%
5 UIF U.S. Mid Cap Value Portfolio - Class I Shares                   30,208  15.80    477,207    0.02%     0.65%     13.85%
5 VALIC Company I Small Cap Index Fund                                29,120  14.26    415,340    0.39%     0.65%     17.13%

                                  VA II - 57

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                  Unit                Income    Expense    Total
Sub-accounts                                               Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
1 Van Eck Worldwide Emerging Markets Fund - Initial Class  21,202 $12.39  $262,592     0.50%     0.90%     24.76%
1 Van Eck Worldwide Hard Assets Fund - Initial Class       11,058  15.54   171,863     0.28%     0.90%     22.87%

FOOTNOTES

1  Variable Universal Life Policy product.

2  Gallery Life product.

3  Variable Universal Life Policy product or Gallery Life product.

4  Polaris product or Polaris Survivorship product.

5  Executive Advantage product.

6  Gemstone Life product.

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest.

(b)These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

2004

- Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.

2005

-  Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.

- Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A changed its name to AllianceBernstein Large Cap Growth Portfolio - Class A.

- Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A changed its name to AllianceBernstein Global Technology Portfolio - Class A.

2006

- Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

- Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.

2007

-  Effective May 1, 2007, Neuberger Berman AMT Limited Maturity Bond Portfolio
   - Class 1 changed its name to Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class 1.

- Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

- Effective May 1, 2007, SunAmerica Goldman Sachs Research Portfolio - Class 1 changed its name to SunAmerica Capital Growth Portfolio - Class 1.

- Effective May 1, 2007, SunAmerica Federated American Leaders Portfolio - Class 1 changed its name to SunAmerica Equity Opportunities Portfolio - Class 1.

- Effective May 1, 2007, SunAmerica Putnam Growth: Voyager Portfolio - Class 1 changed its name to SunAmerica Fundamental Growth Portfolio - Class 1.

                                  VA II - 58

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

*  Fund Name Changes - continued

2007 - Continued

- Effective May 1, 2007, SunAmerica Marsico Growth Portfolio - Class 1 changed its name to SunAmerica Marsico Focused Growth Portfolio - Class 1.

- Effective May 1, 2007, SunAmerica MFS Mid-Cap Growth Portfolio - Class 1 changed its name to SunAmerica Mid-Cap Growth Portfolio - Class 1.

2008

- Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.

- Effective May 1, 2008, SunAmerica Worldwide High Income Portfolio - Class 1 changed its name to SunAmerica Total Return Bond Portfolio - Class 1.

- Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

- Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

- Effective September 26, 2008, Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I changed its name to Neuberger Berman AMT Short Duration Bond Portfolio - Class I.

                                  VA II - 59

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, American International Group, Inc. ("AIG") experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $31.7 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

                                  VA II - 60

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                                  VA II - 61

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

NOTE H - EVENTS RELATED TO AIG - CONTINUED

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Variable Account.

                                  VA II - 62

                          AIG LIFE INSURANCE COMPANY
 (an indirect, wholly-owned subsidiary of American International Group, Inc.)

                         INDEX TO FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------
Report of Independent Registered Public Accounting Firm................    1

Balance Sheet - December 31, 2008 and 2007 (Restated).................. 2 to 3

Statement of Income (Loss) - Years Ended December 31, 2008, 2007
  (Restated) and 2006 (Restated).......................................    4

Statement of Shareholder's Equity - Years Ended December 31, 2008,
  2007 (Restated) and 2006 (Restated)..................................    5

Statement of Cash Flows - Years Ended December 31, 2008, 2007
  (Restated) and 2006 (Restated)....................................... 6 to 7

Statement of Comprehensive Income (Loss) - Years Ended December 31,
  2008, 2007 (Restated) and 2006 (Restated)............................    8

Notes to Financial Statements.......................................... 9 to 49

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of AIG Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of shareholder's equity, of cash flows and of comprehensive income (loss) present fairly, in all material respects, the financial position of AIG Life Insurance Company (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 18 to the financial statements, the Company has restated its financial statements as of December 31, 2007 and 2006 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 29, 2009

                          AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEET

                                                              December 31,
                                                         ----------------------
                                                            2008       2007
                                                         ---------- -----------
                                                                    (Restated)
                                                             (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at
     fair value (cost: 2008 - $5,604,265; 2007 -
     $6,554,997)........................................ $5,304,351 $ 6,741,702
   Fixed maturity securities, trading, at fair value
     (cost: 2008 - $39,100; 2007 - $0)..................     30,665          --
   Equity securities, available for sale, at fair value
     (cost: 2008 - $14,999; 2007 - $16,004).............     12,887      17,044
   Mortgage and other loans receivable..................    530,636     531,619
   Policy loans.........................................    239,467     179,640
   Investment real estate...............................     20,388      21,504
   Partnerships and other invested assets...............    165,103      75,787
   Securities lending collateral, at fair value (cost:
     2008 - $0; 2007 - $2,561,577)......................         --   2,384,556
   Short-term investments...............................    163,663      66,802
   Derivative assets, at fair value.....................     12,467      40,128
                                                         ---------- -----------
Total investments.......................................  6,479,627  10,058,782
Cash and cash equivalents...............................      6,322      16,257
Accrued investment income...............................     84,997      93,904
Reinsurance receivables.................................    104,088     104,087
Deferred policy acquisition costs.......................    132,682     166,057
Premiums and insurance balances receivable..............      1,380       3,752
Income taxes receivable.................................    125,093      23,495
Amounts due from related parties........................      8,042         193
Assets held in variable accounts........................  2,120,042   3,103,731
Other assets............................................     33,513      31,346
                                                         ---------- -----------
Total assets............................................ $9,095,786 $13,601,604
                                                         ========== ===========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                           BALANCE SHEET (Continued)

                                                        December 31,
                                                   -----------------------
                                                      2008        2007
                                                   ----------  -----------
                                                               (Restated)
                                                       (In Thousands,
                                                     except share data)
Liabilities and Shareholder's Equity
Liabilities:
   Future policy benefits......................... $2,714,032  $ 2,637,727
   Policyholder contract deposits.................  3,762,836    4,161,974
   Reserve for unearned premiums..................     14,142       27,736
   Policy claims and benefits payable.............    104,617      120,310
   Other policyholders' funds.....................      3,054       36,066
   Amounts due to related parties.................     85,940       51,238
   Securities lending payable.....................         --    2,594,426
   Derivative liabilities.........................     15,313       24,620
   Liabilities related to variable accounts.......  2,120,042    3,103,731
   Other liabilities..............................     99,571       43,365
                                                   ----------  -----------
Total liabilities.................................  8,919,547   12,801,193
                                                   ----------  -----------
Commitments and Contingencies (Note 11)
Shareholder's equity:
   Common stock, $5 par value, 1,000,000 shares
     authorized, 976,703 issued and outstanding...      4,884        4,884
   Additional paid-in capital.....................  1,223,140      308,585
   Retained earnings (accumulated deficit)........   (864,873)     479,524
   Accumulated other comprehensive income (loss)..   (186,912)       7,418
                                                   ----------  -----------
Total shareholder's equity........................    176,239      800,411
                                                   ----------  -----------
Total liabilities and shareholder's equity........ $9,095,786  $13,601,604
                                                   ==========  ===========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                          STATEMENT OF INCOME (LOSS)

                                                      Years ended December 31,
                                                 ---------------------------------
                                                     2008        2007       2006
                                                 -----------  ---------- ----------
                                                              (Restated) (Restated)
                                                           (In Thousands)
Revenues:
   Premiums and other considerations............ $   220,347   $272,379   $222,531
   Net investment income........................     483,483    560,899    589,399
   Net realized investment losses...............  (1,409,217)   (97,580)   (20,854)
   Other........................................     134,010    148,209    152,793
                                                 -----------   --------   --------
Total revenues..................................    (571,377)   883,907    943,869
                                                 -----------   --------   --------
Benefits and expenses:
   Policyholders' benefits......................     454,848    531,970    404,929
   Interest credited on policyholder contract
     deposits...................................     179,040    192,553    271,267
   Insurance acquisition and other operating
     expenses...................................     122,124    131,302    152,568
                                                 -----------   --------   --------
Total benefits and expenses.....................     756,012    855,825    828,764
                                                 -----------   --------   --------
Income (loss) before income tax expense
  (benefit).....................................  (1,327,389)    28,082    115,105
Income tax expense (benefit):
   Current......................................    (319,589)    23,694     14,320
   Deferred.....................................     336,597    (19,967)    15,263
                                                 -----------   --------   --------
Total income tax expense (benefit)..............      17,008      3,727     29,583
                                                 -----------   --------   --------
Net income (loss)............................... $(1,344,397)  $ 24,355   $ 85,522
                                                 ===========   ========   ========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                   2008        2007       2006
                                                               -----------  ---------- ----------
                                                                            (Restated) (Restated)
                                                                         (In Thousands)
Preferred stock:
   Balance at beginning and end of year....................... $        --  $      --  $  100,000
       Shares redeemed........................................          --         --    (100,000)
                                                               -----------  ---------  ----------
   Balance at end of year.....................................          --         --          --
                                                               -----------  ---------  ----------
Common stock:
   Balance at beginning and end of year.......................       4,884      4,884       4,884
Additional paid-in capital:
   Balance at beginning of year...............................     308,585    302,283     302,283
       Capital contributions from Parent (see Note 12)........     914,555      6,302          --
                                                               -----------  ---------  ----------
   Balance at end of year.....................................   1,223,140    308,585     302,283
                                                               -----------  ---------  ----------
Retained earnings (accumulated deficit):
   Balance at beginning of year...............................     479,524    607,703     575,895
       Net income (loss)......................................  (1,344,397)    24,355      85,522
       Dividend...............................................          --   (150,000)    (53,714)
       Cumulative effect of accounting change, net of tax.....          --     (2,534)         --
                                                               -----------  ---------  ----------
   Balance at end of year.....................................    (864,873)   479,524     607,703
                                                               -----------  ---------  ----------
Accumulated other comprehensive income (loss):
   Balance at beginning of year...............................       7,418    181,947     253,676
       Other comprehensive loss...............................    (194,330)  (174,529)    (71,729)
                                                               -----------  ---------  ----------
   Balance at end of year.....................................    (186,912)     7,418     181,947
                                                               -----------  ---------  ----------
Total shareholder's equity.................................... $   176,239  $ 800,411  $1,096,817
                                                               ===========  =========  ==========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS

                                                                              Years ended December 31,
                                                                       -------------------------------------
                                                                           2008         2007         2006
                                                                       -----------  -----------  -----------
                                                                                     (Restated)   (Restated)
                                                                                   (In Thousands)
Cash flows from operating activities..................................
Net Income (Loss)..................................................... $(1,344,397) $    24,355  $    85,522
Adjustments to reconcile net income to net cash provided by operating activities:
Change in insurance reserves..........................................      62,712      180,521       20,954
Interest credited on policyholder contract deposits...................     179,040      192,553      271,267
Net realized investment losses........................................   1,409,217       97,580       20,854
Amortization (accretion) of net premium/discount on investments.......     (15,489)     (17,941)     (15,367)
Change in:
   Premiums and insurance balances receivable and payable - net.......       2,372       24,910        8,349
   Accrued investment income..........................................       8,907        5,261       24,029
   Deferral of deferred policy acquisition costs......................      33,375       43,790       60,019
   Trading Securities, at fair value..................................       8,435           --           --
   Reinsurance assets.................................................          (1)      22,287        9,995
   Other policyholders' funds.........................................      (5,450)     117,018      153,774
   Income taxes currently receivable/payable..........................       3,041       12,352      (36,700)
   Reserves for commissions, expense and taxes........................      (4,189)         675        2,478
Other assets and liabilities - net....................................      66,851      (48,253)      18,643
                                                                       -----------  -----------  -----------
       Net cash provided by operating activities......................     404,424      655,108      623,817
                                                                       -----------  -----------  -----------
Cash flows from investing activities
Purchase of:
   Fixed maturity and equity securities...............................  (2,119,614)  (2,469,913)  (2,968,567)
   Mortgage and other loans...........................................     (51,614)     (76,891)     (59,592)
   Policy loans.......................................................     (83,276)     (26,450)      (8,652)
   Real estate........................................................        (399)      (2,586)      (6,053)
   Other investments, excluding short-term investments................     (61,425)     (36,690)     (33,348)
Sales of:
   Fixed maturity and equity securities...............................   2,407,727    2,120,489    3,778,329
   Real estate........................................................          --        7,017        2,621
   Other investments, excluding short-term investments................       9,211       38,064       11,024
Redemptions and maturities of:
   Fixed maturity securities..........................................     289,125      671,479      676,033
   Mortgage and other loans...........................................      42,341       67,115       52,593
   Policy loans.......................................................      23,449       36,549       20,481
Change in short-term investments......................................     (96,861)     (12,486)     (22,853)
Change in securities lending collateral...............................   1,677,253     (837,104)     (97,423)
Other - net...........................................................          --      (25,198)       6,874
                                                                       -----------  -----------  -----------
       Net cash provided by (used in) investing activities............   2,035,917     (546,605)   1,351,467
                                                                       -----------  -----------  -----------

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                      STATEMENT OF CASH FLOWS (Continued)

                                                           Years ended December 31,
                                                     -----------------------------------
                                                         2008        2007        2006
                                                     -----------  ---------- -----------
                                                                  (Restated)  (Restated)
                                                                (In Thousands)
Cash flows from financing activities
Policyholder account deposits....................... $    89,433  $ 206,492  $   124,188
Policyholder account withdrawals....................    (677,661)  (986,018)  (2,052,561)
Change in securities lending payable................  (2,594,426)   830,802       97,423
Cash Overdrafts.....................................      (3,308)        --           --
Cash capital contribution from Parent...............     735,686      6,302           --
Dividend paid to shareholder........................          --   (150,000)     (53,714)
Redemption of preferred stock.......................          --         --     (100,000)
                                                     -----------  ---------  -----------
   Net cash used in financing activities............  (2,450,276)   (92,422)  (1,984,664)
                                                     -----------  ---------  -----------
(Decrease) increase in cash and cash equivalents....      (9,935)    16,081       (9,380)
Cash and cash equivalents at beginning of period....      16,257        176        9,556
                                                     -----------  ---------  -----------
Cash and cash equivalents at end of period.......... $     6,322  $  16,257  $       176
                                                     ===========  =========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)........................ $    13,268  $ (10,041) $    68,064
Non-cash activity:
Capital contribution in the form of securities...... $   178,870  $      --  $        --

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                   STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                             Years ended December 31,
                                                        ---------------------------------
                                                            2008        2007       2006
                                                        -----------  ---------- ----------
                                                                     (Restated) (Restated)
                                                                  (In Thousands)
Net income (loss)...................................... $(1,344,397) $  24,355  $  85,522
Other comprehensive income (loss):
   Net unrealized losses on invested assets arising
     during the current period.........................    (961,768)  (375,813)  (163,378)
   Deferred income tax benefit on above changes........     336,619    131,534     60,103
   Reclassification adjustment for net realized losses
     included in net income (loss).....................     662,799    103,090     28,433
   Deferred income tax expense on above changes........    (231,980)   (36,099)   (10,457)
   Adjustment to deferred policy acquisition costs.....          --      4,218     21,465
   Deferred income tax expense on above changes........          --     (1,459)    (7,895)
                                                        -----------  ---------  ---------
   Other comprehensive loss............................    (194,330)  (174,529)   (71,729)
                                                        -----------  ---------  ---------
Comprehensive income (loss)............................ $(1,538,727) $(150,174) $  13,793
                                                        ===========  =========  =========

                See accompanying notes to financial statements

                          AIG LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations

AIG Life Insurance Company (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

Prior to December 18, 2007, 79% of the outstanding stock of the Company was held by AIG. The remaining 21% of the Company's outstanding common stock was held by another AIG subsidiary, Commerce and Industry Insurance Company ("Commerce and Industry"), which is domiciled in New York. On December 18, 2007, the shares of the Company owned by Commerce and Industry were sold to AIG and on December 31, 2007, 100% of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to AGC Life Insurance Company, which is domiciled in Missouri. As a result of these transactions, 100% of the Company's outstanding common stock is owned by AGC Life Insurance Company as of December 31, 2007.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 17 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in variable accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

As described in Note 17 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all of AIG's restructuring and separation activities. This is due to the significant scale and nature of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility (the "Credit Facility") established for the sole benefit of the U.S. Department of the Treasury (the "Treasury Department"), which has been amended and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Treasury Department. The Series C Preferred Stock is entitled to
(i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The Credit Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the Credit Facility and, in connection therewith, the maximum commitment amount under the Credit Facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program (the "Securities Lending Program"). In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $39.1 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

2. Summary of Significant Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, the U.S. housing market deterioration and the AIG events, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets.

2.2 Statutory Accounting

The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. There were no permitted practices used by the Company at December 31, 2008.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                      2008      2007     2006
                                                   ---------  -------- --------
                                                          (In Thousands)
Statutory net income (loss)....................... $(875,552) $ 48,662 $108,706
Statutory capital and surplus..................... $ 364,387  $444,806 $569,988

The principal differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred;
(b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, deferred income taxes and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; (e) certain reinsurance transactions where reinsurance accounting may be used for statutory reporting but deposit accounting is used for GAAP; and (f) fixed maturity investments are carried at fair value rather than amortized cost.

In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's net loss for the year was due in large part to realized capital losses in the Securities Lending Program, which were largely offset by capital contributions from AIG (see Note 6).

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life, variable products and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash and Short-Term Investments

Cash represents cash on hand and non-interest bearing demand deposits. Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value under Financial Accounting Standard ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). See Note 6 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

The Company evaluates its available for sale, equity method and cost method investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

      intended for court supervised reorganization of insolvent enterprises; or
       (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by Financial Accounting Standards Board ("FASB") Staff Position ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans on real estate and collateral, commercial and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis. Other invested assets consist primarily of other investments not classified elsewhere herein.

Securities Lending Invested Collateral and Securities Lending Payable

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statement of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

As of December 31, 2007, securities subject to securities lending agreements had a fair value of $2.55 billion, and were included in fixed maturity securities available for sale at that date.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheet. Changes in the

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

fair value of derivatives are reported as part of net realized investment gains and losses in the statement of income (loss).

2.5 Assets and Liabilities Related to Variable Accounts

Assets and liabilities related to the separate accounts, which are called variable accounts, represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to variable accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows. Assets held in variable accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statement of income (loss).

2.6 Deferred Policy Acquisition Costs

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DAC.

DAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DAC balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DAC amortization. DAC associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DAC at rates used to compute policyholder reserves.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the variable account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

The Company reviews the carrying amounts of DAC at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

For the year ended December 31, 2006, DAC was adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment was made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, was included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that was recorded directly to other comprehensive income (loss). In 2007, management changed its policy for allocating realized and unrealized losses to DAC and no longer adjusts for unrealized gains and losses.

2.7 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the statement of income (loss).

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.8 Reserves for Fixed Annuity Contracts

Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to variable accounts, upon receipt.

2.9 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the statement of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

2.10 Net Investment Income

Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

   . Earnings from partnership investments accounted for under the equity method.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2.11 Net Realized Investment Gains and Losses

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

   . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivatives.

   .   Exchange gains and losses resulting from foreign currency transactions.

2.12 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in reinsurance receivables. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.13 Policy and Contract Claims

Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

2.14 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.15 Accounting Changes

The Company adopted the following accounting standards during 2006:

FAS 155

In February 2006, the FASB issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

The Company adopted the following accounting standards during 2007:

SOP 05-1

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

FIN 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional FIN 48 disclosures.

The Company adopted the following accounting standards during 2008:

FAS 157

In September 2006, FASB issued Statement of Financial Accounting Standard
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date.
FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

FAS 159

In February 2007, the FASB issued FAS 159. FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


FSP FAS 157-3

In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's financial condition and results of operations were not material.

FSP FAS 140-4 and FIN 46(R)-8

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8. "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP"). The FSP amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The FSP is effective for interim and annual periods ending after December 15, 2008. Adoption of the FSP did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

FSP EITF 99-20-1

In January 2009, the FASB issued FSP EITF 99-20-1. FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's financial condition and results of operations were not material

Future Application of Accounting Standards

FAS 141 (R)

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of this guidance will not have a material effect on the Company's financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FAS 160

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, ''Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51'' ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities (revised September
2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and provides for how noncontrolling interests should be presented in the consolidated statement of income.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The non-controlling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the statement of income.

The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company's adoption of FAS 160 will not have a material effect on its financial statements.

FAS 161

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's financial condition, results of operations or cash flows.

FAS 162

In May 2008, the FASB issued Statement of Financial Accounting Standard
No. 162, ''The Hierarchy of Generally Accepted Accounting Principles'' ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's financial condition, results of operations or cash flows.

FSP FAS 140-3

In February 2008, the FASB issued FASB Staff Position No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The adoption of FSP FAS 140-3 will not have a material effect on the Company's financial condition or results of operations.

FSP FAS 141(R)-1

In April 2009, the FASB issued FASB Staff Position No. FAS 141(R)-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies" ("FSP FAS 141(R)-1"). FSP FAS 141(R)-1 amends and clarifies FAS 141(R) to address issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. This FSP is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance will not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


FSP FAS 157-4

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when there is no active market or where the price inputs being used represent distressed sales. FSP FAS 157-4 reaffirms what FAS 157 states is the objective of fair value measurement, which is to reflect the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the date of the financial statements under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt FSP FAS 157-4 in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

FSP FAS 115-2 and FAS 124-2

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP"). The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FSP is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The FSP also requires increased and timelier disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt the FSP in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                               2008       2007       2006
                                             --------  ---------- ----------
                                                       (Restated) (Restated)
                                                     (In Thousands)
    Investment income:
       Fixed maturities..................... $432,622   $476,371   $525,548
       Equity securities....................    1,141      1,323      1,023
       Mortgage and other loans.............   34,257     37,067     29,559
       Policy loans.........................   12,238     14,554     14,146
       Investment real estate...............   (3,558)     6,483      9,667
       Partnerships and other invested
         assets.............................  (14,153)    31,562     15,840
       Securities lending...................   16,247      2,102      2,823
       Other investment income..............    5,582      4,440      2,633
                                             --------   --------   --------
    Gross investment income.................  484,376    573,902    601,239
    Investment expenses.....................     (893)   (13,003)   (11,840)
                                             --------   --------   --------
    Net investment income................... $483,483   $560,899   $589,399
                                             ========   ========   ========

The carrying value of investments that produced no investment income during 2008 was less than 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                         2008       2007      2006
                                                     -----------  --------  --------
                                                              (In Thousands)
Sales of fixed maturities:
   Gross gains...................................... $   100,513  $ 26,289  $ 47,633
   Gross losses.....................................    (165,036)  (30,347)  (50,997)
Sales of equity securities:
   Gross gains......................................       1,212     1,162     2,974
   Gross losses.....................................         (57)       --      (356)
Partnerships and other invested assets:
   Gross gains......................................          --     7,517        80
   Gross losses.....................................      (6,795)   (1,313)       --
Derivatives:
   Gross gains......................................      45,872     8,177     4,330
   Gross losses.....................................     (75,715)   (4,386)       --
Securities lending collateral, including other than
  temporary impairments.............................    (870,817)  (39,151)       --
Other than temporary impairments of fixed maturity
  and equity securities.............................    (438,394)  (65,528)  (24,518)
                                                     -----------  --------  --------
Net realized investment gains (losses) before taxes. $(1,409,217) $(97,580) $(20,854)
                                                     ===========  ========  ========

3.3 Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                                         Cost or     Gross      Gross
                                                        Amortized  Unrealized Unrealized Estimated
                                                          Cost       Gains      Losses   Fair Value
                                                        ---------- ---------- ---------- ----------
                                                                      (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations......................... $   58,457  $ 13,105  $     (40) $   71,522
   Foreign government..................................     22,962     2,745        (24)     25,683
   States, territories & political subdivisions........     11,049         1       (248)     10,802
   Corporate securities................................  4,362,333   134,874   (330,878)  4,166,329
   Mortgage backed securities..........................  1,104,575    29,646   (122,060)  1,012,161
   Affiliated securities...............................     29,890        --    (12,036)     17,854
                                                        ----------  --------  ---------  ----------
Total fixed maturities.................................  5,589,266   180,371   (465,286)  5,304,351
Equity securities......................................     14,999     1,402     (3,514)     12,887
Securities lending collateral..........................         --        --         --          --
                                                        ----------  --------  ---------  ----------
Total.................................................. $5,604,265  $181,773  $(468,800) $5,317,238
                                                        ==========  ========  =========  ==========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                       Cost or     Gross      Gross
                                                      Amortized  Unrealized Unrealized Estimated
                                                        Cost       Gains      Losses   Fair Value
                                                      ---------- ---------- ---------- ----------
                                                                    (In Thousands)
December 31, 2007
Fixed maturities
   U.S. government obligations....................... $   49,400  $ 10,382  $      --  $   59,782
   Foreign government................................    119,988     7,269       (678)    126,579
   States, territories & political subdivisions......     12,177        32         --      12,209
   Corporate securities..............................  5,047,782   255,956    (68,201)  5,235,537
   Mortgage backed securities........................  1,295,773    20,321    (38,342)  1,277,752
   Affiliated securities.............................     29,877        --        (34)     29,843
                                                      ----------  --------  ---------  ----------
Total fixed maturities...............................  6,554,997   293,960   (107,255)  6,741,702
Equity securities....................................     16,004     1,775       (735)     17,044
Securities lending collateral........................  2,561,577       159   (177,180)  2,384,556
                                                      ----------  --------  ---------  ----------
Total................................................ $9,132,578  $295,894  $(285,170) $9,143,302
                                                      ==========  ========  =========  ==========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008 and 2007:

                                                    Less than 12 Months    12 Months or More           Total
                                                   --------------------  --------------------  --------------------
                                                              Unrealized            Unrealized            Unrealized
                                                   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-                                                  ---------- ---------- ---------- ---------- ---------- ----------
                                                                            (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations.................... $    1,221 $     (40)  $     --  $      --  $    1,221 $     (40)
   Foreign government.............................      1,633       (24)        --         --       1,633       (24)
   States, territories & political subdivisions...      5,801      (248)        --         --       5,801      (248)
   Corporate securities...........................  1,702,902  (210,970)   602,787   (119,908)  2,305,689  (330,878)
   Mortgage backed securities.....................    285,887   (43,391)   199,533    (78,669)    485,420  (122,060)
   Affiliated securities..........................         --        --     17,854    (12,036)     17,854   (12,036)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total fixed maturities............................  1,997,444  (254,673)   820,174   (210,613)  2,817,618  (465,286)
Equity securities.................................      5,212    (3,514)        --         --       5,212    (3,514)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total............................................. $2,002,656 $(258,187)  $820,174  $(210,613) $2,822,830 $(468,800)
                                                   ========== =========   ========  =========  ========== =========

                                                    Less than 12 Months    12 Months or More           Total
                                                   --------------------  --------------------  --------------------
                                                              Unrealized            Unrealized            Unrealized
                                                   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-                                                  ---------- ---------- ---------- ---------- ---------- ----------
                                                                            (In Thousands)
December 31, 2007
Fixed maturities
   Foreign government............................. $   29,896 $    (678)  $     --  $      --  $   29,896 $    (678)
   Corporate securities...........................  1,061,792   (40,362)   430,619    (27,839)  1,492,411   (68,201)
   Mortgage backed securities.....................    316,747   (15,913)   359,323    (22,429)    676,070   (38,342)
   Affiliated securities..........................     29,843       (34)        --         --      29,843       (34)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total fixed maturities............................  1,438,278   (56,987)   789,942    (50,268)  2,228,220  (107,255)
Equity securities.................................      6,469      (735)        --         --       6,469      (735)
Securities lending collateral.....................  1,769,525  (160,919)   152,105    (16,261)  1,921,630  (177,180)
                                                   ---------- ---------   --------  ---------  ---------- ---------
Total............................................. $3,214,272 $(218,641)  $942,047  $ (66,529) $4,156,319 $(285,170)
                                                   ========== =========   ========  =========  ========== =========

As of December 31, 2008, the Company held 786 individual bonds and other investments that were in an unrealized loss position, of which 193 individual investments were in an unrealized loss position continuously for 12 months or more.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2008, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2008 were as follows:

                                                         Amortized  Estimated
                                                           Cost     Fair Value
                                                         ---------- ----------
                                                            (In Thousands)
Due in one year or less................................. $  126,136 $  126,463
Due after one year through five years...................  1,009,134    973,711
Due after five years through ten years..................  1,042,860    967,666
Due after ten years.....................................  2,306,561  2,224,350
Mortgage-backed securities..............................  1,104,575  1,012,161
                                                         ---------- ----------
Total fixed maturity securities......................... $5,589,266 $5,304,351
                                                         ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2008, the Company's investments included two investments with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. These investments were in short term investments and highly rated corporate bonds.

At December 31, 2008, $3.2 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 6 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

3.4 Mortgage Loans on Real Estate

At December 31, 2008, the Company had direct commercial mortgage loan exposure of $509.6 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The U.S. commercial loan exposure by state and type of loan, at December 31, 2008, were as follows:

                          # of                                                                   % of
State                     Loans  Amount  Apartments Offices  Retails Industrials Hotels  Others  Total
-----                     ----- -------- ---------- -------- ------- ----------- ------- ------- -----
                                                        ($ in Thousands)
California...............  14   $109,140  $14,048   $ 36,223 $    --   $24,021   $    -- $34,848  21.4%
New York.................   7    104,128   18,195     79,368   6,565        --        --      --  20.4%
New Jersey...............   4     44,956   30,277         --  14,679        --        --      --   8.8%
Tennessee................   3     32,784       --      7,029  25,755        --        --      --   6.4%
Florida..................   3     30,866       --     14,856  16,010        --        --      --   6.1%
Maryland.................   2     27,430       --     27,430      --        --        --      --   5.4%
Missouri.................   1     26,167       --         --      --        --    26,167      --   5.1%
Texas....................   5     22,006    6,740     13,261      --     2,005        --      --   4.3%
Ohio.....................   5     21,988       --         --      --        --    21,988      --   4.3%
Connecticut..............   1     18,352       --         --      --    18,352        --      --   3.6%
Other states.............  11     71,781   16,594     34,387  11,365     4,834        --   4,601  14.2%
                           --   --------  -------   -------- -------   -------   ------- ------- -----
   Total.................  56   $509,598  $85,854   $212,554 $74,374   $49,212   $48,155 $39,449 100.0%
                           ==   ========  =======   ======== =======   =======   ======= ======= =====

Impaired mortgage loans on real estate and related interest income are not material.

4. Derivative Financial Instruments

4.1 Risks Inherent in the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

4.2 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of eight to fifteen years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                2008      2007
                                              --------  --------
                                                (In Thousands)
              Interest rate swap agreements:
                 Notional amount............. $204,535  $204,535
                 Fair value..................  (11,724)   (6,704)
              Currency swap agreements:
                 Notional amount.............   78,083   182,911
                 Fair value..................    8,878    22,212

5. Fair Value Measurements

Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Measurements on a Recurring Basis

The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, variable account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most variable account assets and most mutual funds.

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities ("ABS"), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

Incorporation of Credit Risk in Fair Value Measurements

The Company's Own Credit Risk. Fair value measurements for the Company's derivative liabilities incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

exposure to the Company at the balance sheet date by reference to observable AIG credit default swap spreads. A counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date, if any.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The following is a description of the valuation methodologies used for instruments carried at fair value:

Fixed Maturity Securities -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II

At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

Valuation Sensitivity: The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The benchmark London Interbank Offered Rate ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                             Fair Value Change
                             -----------------
                              (In Thousands)
Discount Rates
200 basis points............     $ (3,414)
400 basis points............       (6,413)

Estimated Future Cash Flows
10% decrease................      (12,349)
20% decrease................      (23,277)

The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets -- Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are recorded at fair value, which is based on quoted market prices or internally developed models, consistent with the methodology for other fixed maturity securities. The Company discontinued its securities lending activities on December 12, 2008.

Non-Traded Equity Investments -- Other Invested Assets

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Private Limited Partnership and Hedge Fund Investments -- Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair measurement.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Variable Account Assets and Liabilities

Variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                  Total Fair Value
                                                    Level 1    Level 2   Level 3  December 31, 2008
                                                   ---------- ---------- -------- -----------------
                                                                    (In Thousands)
Assets:
Fixed maturity securities, available for sale..... $    6,951 $4,570,467 $726,933    $5,304,351
Fixed maturity securities, trading................         --         --   30,665        30,665
Equity securities, available for sale.............      4,609      7,675      603        12,887
Partnerships and other invested assets............         --      8,749   67,832        76,581
Derivative assets.................................         --     12,467       --        12,467
Assets held in variable accounts..................  1,580,371    539,671       --     2,120,042
                                                   ---------- ---------- --------    ----------
   Total.......................................... $1,591,931 $5,139,029 $826,033    $7,556,993
                                                   ---------- ---------- --------    ----------
Liabilities:
Derivative liabilities............................ $       -- $   15,313 $     --    $   15,313

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2008, Level 3 assets totaled $826.0 million, representing
9.1 percent of total assets. There were no Level 3 liabilities.

The following tables present changes during the twelve month period ended December 31, 2008 in Level 3 assets measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets that remained on the balance sheet at December 31, 2008:

                                                                                                                     Changes in
                                                                                                                     Unrealized
                                                                                                                       Gains
                                        Net Realized and                                                            (Losses) on
                                           Unrealized      Accumulated                                              Instruments
                                              Gains           Other     Purchases, Sales,               Balance at    Held at
                          Balance at    (Losses) included Comprehensive   Issuances and   Transfers In December 31, December 31,
                        January 1, 2008   in Income (a)   Income (Loss)    Settlements       (Out)         2008         2008
                        --------------- ----------------- ------------- ----------------- ------------ ------------ ------------
                                                                     (In Thousands)
Assets:
Fixed maturity
  securities,
  available for sale...   $  652,450        $ (66,056)       $(4,873)       $ (34,722)      $180,134     $726,933     $    --
Fixed maturity
  securities, trading..           --           (8,435)            --           39,100             --       30,665      (8,435)
Equity securities,
  available for sale...          160             (723)        (7,842)          (6,788)        15,796          603          --
Partnerships and other
  invested assets......       41,392           (4,449)        (1,218)          32,107             --       67,832          --
Securities lending
  invested collateral..      408,834         (252,086)        67,457         (474,886)       250,681           --          --
                          ----------        ---------        -------        ---------       --------     --------     -------
   Total...............   $1,102,836        $(331,749)       $53,524        $(445,189)      $446,611     $826,033     $(8,435)
                          ----------        ---------        -------        ---------       --------     --------     -------

(a)Net realized and unrealized gains and losses shown above are reported in the consolidated statement of income (loss) as net realized capital gains (losses):

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Changes in the fair value of assets held in variable accounts are completely offset in the statement of income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

Fair Value Measured on a Non-Recurring Basis

The Company would measure the fair value of certain assets not already carried at fair value on a non-recurring basis, generally quarterly, annually, if events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments and collateral securing foreclosed loans and real estate and other fixed assets. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

.. Cost and Equity-Method Investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

..  Collateral Securing Foreclosed Loans and Real Estate and Other Fixed Assets:
   When the Company takes collateral in connection with foreclosed loans, the Company generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


No impairment charges were recorded during year end 2008 on the above assets, and accordingly, these assets are not measured at fair value as of December 31, 2008.

Fair Value Option

FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $8.4 million in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

Cash and Short-Term Investments

Carrying values approximate fair values because of the relatively short period of time between origination and expected realization.

Mortgage and Other Loans Receivable

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company obtains the fair value of its investments in partnerships from information provided by the sponsors of each of these investments, the accounts of which are generally audited on an annual basis. Fair value of investments in preferred equity of partially owned companies is estimated using the same methodology as that used for other preferred securities.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature. The Company discontinued its securities lending activities on December 12, 2008.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the carrying value and estimated fair value of the Company's financial instruments as required by FAS 107:

                                                      2008
                                              ---------------------
                                                Fair      Carrying
                                                Value      Amount
                                              ---------- ----------
                                                 (In Thousands)
Assets
Cash and short-term investments.............. $  169,985 $  169,985
Mortgage and other loans.....................    530,661    530,636
Policy loans.................................    239,467    239,467
Partnerships and other invested assets.......    165,103    165,103

Liabilities
Policyholder contract deposits associated
  with investment-type contracts.............  1,591,971  1,496,153

                                                      2007
                                              ---------------------
                                                Fair      Carrying
                                                Value      Value
                                              ---------- ----------
                                                 (In Thousands)
Assets
Fixed maturity securities.................... $6,741,702 $6,741,702
Equity securities............................     17,044     17,044
Mortgage and other loans.....................    523,243    531,619
Policy loans.................................    179,640    179,640
Derivative assets............................     40,128     40,128
Investment real estate.......................     21,504     21,504
Partnerships and other invested assets.......     75,787     75,787
Cash and short-term investments..............     83,059     83,059
Assets held in variable accounts.............  3,103,731  3,103,731
Securities lending collateral................  2,384,556  2,384,556

Liabilities
Investment contracts.........................  1,974,162  1,968,216
Derivative liabilities.......................     24,620     24,620
Liabilities related to variable accounts.....  3,103,731  3,103,731
Securities lending payable...................  2,594,426  2,594,426

6. Securities Lending Program

The Company and certain other domestic insurance subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the NY Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the NY Fed (the "Fed Securities Lending Agreement") pursuant to which the NY Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the NY Fed.

Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion.(such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"). The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12,
2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

                                                   (In Thousands)
                                                   --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending
  collateral:
   Net realized gains (losses) on RMBS sold to ML
     II...........................................   $ (85,358)
   Net realized gains (losses) on all other asset
     sales........................................     (86,097)
   Realized losses due to other-than-temporary
     declines in value............................    (699,363)
                                                     ---------
       Total......................................   $(870,818)
                                                     =========
Net realized gains (losses) related to lent
  securities with insufficient collateral:
   Deemed sales of lent securities................   $ (12,556)
   Forward purchase commitments...................     (67,996)
                                                     ---------
       Total......................................   $ (80,552)
                                                     =========
Capital contributions funded to the collateral
  account by AIG:
   Pursuant to the Make-whole Agreement...........   $ 202,800
   AIG advances from the Fed Facility.............     443,785
   Additional contribution........................      39,100
                                                     ---------
       Total......................................   $ 685,685
                                                     =========
Cash funded to the collateral account by the
  Company:........................................   $ 266,323
                                                     =========
At December 31, 2008:
   Interest in ML II reported in fixed maturity
     securities, trading..........................   $  30,665
                                                     =========
   Undistributed Securities Lending Program
     assets, in short term invested assets........   $   8,554
                                                     =========
   Receivable from affiliated Agent, in amounts
     due from related parties.....................   $   7,480
                                                     =========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

7. Deferred Policy Acquisitions Costs

The following reflects deferred policy acquisition costs will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                     2008      2007      2006
                                                   --------  --------  --------
                                                          (In Thousands)
Balance at January 1.............................. $166,057  $205,679  $244,233
   Deferrals......................................    2,004     5,671    10,935
   Accretion of interest/amortization.............  (35,379)  (48,530)  (75,509)
   Effect of unrealized losses on securities......       --     4,218    21,465
   Effect of realized losses on securities........       --      (981)    4,555
                                                   --------  --------  --------
Balance at December 31............................ $132,682  $166,057  $205,679
                                                   ========  ========  ========

The Company periodically unlocks FAS 97 assumptions as necessary in accordance with GAAP. Depending on the product, DAC, unearned revenue reserves ("URR") and reserves required by Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional and Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") can be affected. In 2008, DAC amortization increased $3.5 million due to unlocking of lapse assumptions on certain deferred annuity products. Assumptions were also unlocked for the Company's persistency bonus resulting in a decrease of $2.7 million in the liability.

During 2008, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $1.6 billion of reserves and $9.1 million of DAC as of December 31, 2008.

8. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure including a return of net deposits plus a minimum return as of December 31 were as follows:

                                        2008          2007
                                    ------------- -------------
                                         ($ In Thousands)
Account value...................... $     753,072 $   1,461,412
Net amount at risk (a).............       105,059        40,376
Average attained age of contract
  holders..........................            74            72
Range of guaranteed minimum return
  rates............................  0.00%-10.00%  0.00%-10.00%

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits on the balance sheet:

                                                2008     2007
                                              -------  -------
                                               (In Thousands)
Balance at January 1......................... $   400  $   400
Guaranteed benefits incurred.................   1,649    1,670
Guaranteed benefits paid.....................  (1,649)  (1,670)
                                              -------  -------
Balance at December 31....................... $   400  $   400
                                              =======  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2008 and 2007:

   . Data used was 1,000 stochastically generated investment performance scenarios.

   .   Mean investment performance assumption was 10%.

   .   Volatility assumption was 16%.

   .   Mortality was assumed to be 87.5% of the 75-80 VIE M table.

   . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 16%.

   .   The discount rate was 8%.

9. Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                  2008       2007
                                               ---------- ----------
                                                          (Restated)
                                                  (In Thousands)
           Future policy benefits:
              Ordinary life................... $   45,769 $   48,001
              Group life......................     20,180     19,413
              Life contingent annuities.......  1,423,298  1,330,436
              Terminal funding................  1,062,307  1,097,434
              Accident and health.............    162,478    142,443
                                               ---------- ----------
           Total.............................. $2,714,032 $2,637,727
                                               ========== ==========
           Policyholder contract deposits:
              Annuities....................... $1,244,718 $1,647,584
              Guaranteed investment contracts.    212,207    321,032
              Corporate-owned life insurance..  1,768,866  1,663,281
              Universal life..................    515,922    503,303
              Other contract deposits.........     21,123     26,774
                                               ---------- ----------
           Total.............................. $3,762,836 $4,161,974
                                               ========== ==========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, reserves required by SOP 03-1. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3 percent to 6.4 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 4.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year. Withdrawal charges generally range from 0.0 percent to 6.0 percent, grading to zero over a period of 0 to 7 years. Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent, and the weighted average rate credited in 2008 was
5.04 percent. Guaranteed investment contracts ("GICs") have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.4 percent to 6.8 percent and maturities range from 2 to 9 years. The average maturity of these GICs is 5 years. The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to 5.6 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 2.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

The liability for future policy benefits has been established based upon the following assumptions. Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.6 percent and grade to not less than 1.3 percent. Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form.

10. Reinsurance

The Company reinsures portions of its life, accident and health insurance and annuity risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2008, 2007 and 2006 were as follows:

                                                                                                           Percentage
                                                                                                           of Amount
                                                                Ceded to Other  Assumed From      Net       Assumed
                                                   Gross Amount   Companies    Other Companies   Amount      to Net
                                                   ------------ -------------- --------------- ----------- ----------
                                                                        (In Thousands)
December 31, 2008
Life insurance in force........................... $45,342,380   $17,166,796      $     --     $28,175,584    0.00%
                                                   ===========   ===========      ========     ===========
Premiums:
   Life insurance and annuities...................     205,351        62,192            --         143,159    0.00%
   Accident and health insurance..................     281,182       203,994            --          77,188    0.00%
                                                   -----------   -----------      --------     -----------
Total premiums.................................... $   486,533   $   266,186      $     --     $   220,347    0.00%
                                                   ===========   ===========      ========     ===========
December 31, 2007 (Restated)
Life insurance in force........................... $46,585,927   $ 9,389,673      $     --     $37,196,254    0.00%
                                                   ===========   ===========      ========     ===========
Premiums:
   Life insurance and annuities...................     265,561        57,473            --         208,088    0.00%
   Accident and health insurance..................     331,267       266,976            --          64,291    0.00%
                                                   -----------   -----------      --------     -----------
Total premiums.................................... $   596,828   $   324,449      $     --     $   272,379    0.00%
                                                   ===========   ===========      ========     ===========
December 31, 2006 (Restated)
Life insurance in force........................... $44,604,113   $ 9,622,879      $593,193     $35,574,427    1.67%
                                                   ===========   ===========      ========     ===========
Premiums:
   Life insurance and annuities...................     214,107        51,149          (227)        162,731   -0.14%
   Accident and health insurance..................     314,575       254,775            --          59,800    0.00%
                                                   -----------   -----------      --------     -----------
Total premiums.................................... $   528,682   $   305,924      $   (227)    $   222,531   -0.10%
                                                   ===========   ===========      ========     ===========

Reinsurance recoverable on paid losses was approximately $12.9 million, and $11.5 million, at December 31, 2008 and 2007, respectively. Reinsurance recoverable on unpaid losses was approximately $21.8 million, and $24.9 million at December 31, 2008 and 2007, respectively.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheet.

The Company's reinsurance agreements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda ("AIGB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

11. Commitments and Contingencies

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company had $140.0 million and $81.6 million of unfunded commitments for its investments in limited partnerships at December 31, 2008 and 2007, respectively.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for variable accounts. The Company received permanent permission from the SEC in September 2007.

12. Shareholder's Equity

There were 1,000 Series A preferred shares with a par value of $100 thousand issued and outstanding January 1, 2006. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company. On September 26, 2006, the Company redeemed the remaining 1,000 shares of preferred stock. The redemption of $100 million was paid to National Union Fire Insurance Company of Pittsburgh, an affiliate.

The Company paid $0.0 million, $150.0 million and $53.7 million in dividends on common stock to shareholders in 2008, 2007 and 2006, respectively.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                      2008    2007  2006
                                                    -------- ------ ----
                                                       (In Thousands)
       Cash from Parent............................ $ 50,000 $   -- $--
       Contributions related to Securities Lending
          Program (see Note 6).....................  685,685  6,302  --
                                                    -------- ------ ---
              Total cash contributions.............  735,685  6,302  --
       Contributions of securities at fair value...  178,870     --  --
                                                    -------- ------ ---
              Total capital contributions.......... $914,555 $6,302 $--
                                                    ======== ====== ===

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                              2008       2007      2006
                                                           ---------  ---------  --------
                                                                   (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 181,773  $ 295,894  $355,389
   Gross unrealized losses................................  (468,800)  (285,170)  (70,303)
Net unrealized gains (losses) on other invested assets....      (531)       688      (951)
Adjustments to DAC........................................        --         --    (4,218)
Deferred federal and state income tax benefit (expense)...   100,646     (3,994)  (97,970)
                                                           ---------  ---------  --------
   Accumulated other comprehensive income (loss).......... $(186,912) $   7,418  $181,947
                                                           =========  =========  ========

The Company is restricted by state insurance laws as to the amounts it may pay as dividends without prior approval from its respective state insurance department. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent Company given the Company's negative unassigned surplus.

Generally, the net assets of the Company available for transfer to the Parent Company is limited to the amount that the Company's net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations not in excess of unassigned surplus.

13. Federal Income Taxes

Income tax receivables were as follows:

                                                      December 31,
                                                   ------------------
                                                     2008      2007
                                                   -------- ----------
                                                            (Restated)
                                                     (In Thousands)
          Current tax receivable.................. $ 48,031  $ 34,322
          Net deferred tax asset (liability)......   77,062   (10,827)
                                                   --------  --------
             Income tax receivable................ $125,093  $ 23,495
                                                   ========  ========

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax liabilities and assets at December 31 are as follows:

                                                           2008       2007
                                                        ---------  ----------
                                                                   (Restated)
                                                           (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs................... $ (46,439)  $(58,120)
   Basis differential of investments...................        --     (8,625)
   Net unrealized gains on debt and equity securities
     available for sale................................        --     (3,994)
   State deferred tax liabilities......................        --        (89)
   Policy reserves.....................................   (21,088)        --
   Other...............................................    (5,294)        --
                                                        ---------   --------
Total deferred tax liabilities.........................   (72,821)   (70,828)
                                                        ---------   --------
Deferred tax assets applicable to:
   Excess capital losses...............................   319,656         --
   Policy reserves.....................................        --     19,520
   Net unrealized losses on debt and equity securities
     available for sale................................   100,662
   Basis differential of investments...................   215,427     37,423
   State deferred tax benefits.........................       619         --
   Other...............................................        --      3,058
                                                        ---------   --------
Total deferred tax assets before valuation allowance...   636,364     60,001
Valuation allowance....................................  (486,481)        --
                                                        ---------   --------
Net deferred tax assets (liabilities).................. $  77,062   $(10,827)
                                                        =========   ========

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

At December 31, 2008, the Company did not have any unrecognized tax benefits.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2008 and December 31, 2008, the Company did not have an accrual for the payment of interest and penalties. For the year ended December 31, 2008, the Company recognized no movement for interest (net of federal benefit) and penalties in the statement of income (loss).

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                      2008       2007       2006
                                                   ---------  ---------- ----------
                                                              (Restated) (Restated)
                                                            (In Thousands)
Income tax at statutory percentage of pretax
  income.......................................... $(464,587)  $ 9,829    $40,286
State income tax..................................       (73)     (981)     1,905
Dividends received deduction......................    (2,453)   (2,750)    (2,752)
Prior year corrections............................      (529)        8     (4,862)
IRS audit settlements.............................    (1,882)   (2,379)    (4,994)
Valuation allowance...............................   486,481        --         --
Other credits, taxes and settlements..............        51        --         --
                                                   ---------   -------    -------
Income tax expense................................ $  17,008   $ 3,727    $29,583
                                                   =========   =======    =======

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2008, the Company recorded a net deferred tax asset after valuation allowance of $77.1 million compared to a net deferred tax liability of $10.8 million at December 31, 2007. At December 31, 2008 the Company recorded a deferred tax asset valuation allowance of $486.5 million to reduce net deferred tax assets to an amount the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of AIG and its subsidiaries to generate sufficient future taxable income of the appropriate character within carryforward periods of the jurisdictions in which the net capital losses were incurred.

As of December 31, 2008 the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency, and severity of current and cumulative financial reporting realized losses,
(ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses,
(iii) the carryforward periods for the net capital losses, (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

The Internal Revenue Service is currently examining the Company's tax returns for the taxable years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. In addition, the Company's taxable years 2000-2008 remain subject to examination.

14. Related-Party Transactions

See Notes 1 and 6 for further information on AIG events and the Company's participation in the Securities Lending Program.

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2008 was $202.1 million and $18.1 million respectively. Premium income and commission ceded for 2007 amounted to $263.7 million and $17.9 million, respectively. Premium income and commission ceded to affiliates amounted to $252.5 million and $19.9 million, respectively, for the year ended December 31, 2006.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2008, 2007 and 2006, the Company was charged $45.6 million, $45.1 million and $39.6 million, respectively, for expenses attributed to the Company but incurred by affiliates.

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds as the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce it rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $29.9 million. The Company recognized interest income on the Notes of $1.7 million, $1.7 million and $1.2 million during 2008, 2007 and 2006 respectively. Other affiliates of the Company are holders of the same class of securities.

Please see Note 10 for information related to the Company's coinsurance/modified coinsurance agreement with AIG Life of Bermuda.

15. Variable Interest Entities

FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

There was no off balance sheet exposure associated with VIEs at December 31, 2008 and 2007, respectively.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest and the Company's maximum exposure to loss associated with these VIEs:

                                                              Maximum
                                                          Exposure to Loss
                                                         ------------------
                                              Total VIE    Purchased and
                                               Assets    Retained Interests
                                             ----------- ------------------
                                                     (In Thousands)
    December 31, 2008
    CLOs/CDOs............................... $   305,900      $35,794
    Maiden Lane II..........................  19,190,000       30,665
                                             -----------      -------
    Total................................... $19,495,900      $66,459
                                             ===========      =======
    December 31, 2007
    CLOs/CDOs............................... $   360,262      $56,009

Balance Sheet Classification

The Company's interest in the assets of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                     At December 31,
                                                     ---------------
                                                      2008    2007
                                                     ------- -------
                                                     (In Thousands)
            Assets:
               Available for sale securities........ $35,794 $56,009
               Trading securities (Maiden Lane II,
                 in 2008)...........................  30,665      --
                                                     ------- -------
            Total assets............................ $66,459 $56,009
                                                     ======= =======

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the NY Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 6 for details regarding the terms of the sale of the RMBS to ML II.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CLOs/CDOs

The Company invests in collateralized debt obligations ("CDO") or collateralized loan obligations ("CLO"). In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Mortgage Backed Securities

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

16. Benefit Plans

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

17. Subsequent Events

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the Treasury Department pursuant to which, among other things, the Treasury Department exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Treasury Department in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the Treasury Department has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as
(i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the Treasury Department in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Treasury Department provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Treasury Department, in its sole discretion, under the terms of such financial assistance.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the Treasury Department, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

18. Restatement of Previously Issued Financial Statements

During the annual review of the impact of prior year accounting adjustments on the financial statements, it was determined that the income misstatement to year 2007 was material enough to require a restatement of the Company's previously issued financial statements. The Company has restated the financial statements as of December 31, 2007 and for the years ended December 31, 2007 and 2006. Relevant disclosures have been restated in Notes 3, 9, 10 and 13 due to the effects of the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's financial statements.

Premiums

The Company discovered that 2007 group annuity paid premiums were not recorded until after the valuation date, resulting in the understatement of premiums. The Company also determined that ceded premiums were understated related to a certain reinsurance agreement, which was terminated in 2007.

Real Estate

It was discovered that from 2005 through the third quarter of 2008, cash contributions made by the Company to the Rockwood Office Park property had been expensed to net investment income. The change in equity contributions per the property financial statements were recorded as an intercompany payable to the Company, which was reported in other liabilities. As a result, liabilities were overstated and net investment income in prior years was understated.

Reserves

The Company adjusted reserves for the following items: (1) It was discovered that floating rate GICs with a six month reset that are paid in a foreign currency were not using an appropriately updated foreign exchange rate, resulting in an overstatement of reserves and (2) when the Company converted to a new reinsurance valuation system, coding for universal life coverages were incorrectly set up to use proportional cash values rather than yearly renewable term basis, resulting in overstated ceded reserve credits.

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The effect of all accounting restatement adjustments on the Company's statement of income (loss) was as follows:

                                                        Increase (Decrease)
                                                        for Years Ended and
                                                         at December 31,
                                                        ------------------
                                                          2007      2006
                                                        -------   -------
                                                         (In Thousands)
Net income (loss):
Premiums............................................... $ 5,075   $    98
Real estate............................................   2,422     3,606
Reserves...............................................  (1,311)    1,557
                                                        -------   -------
   Total effect on income (loss) before income tax
     expense (benefit).................................   6,186     5,261
Income tax expense (benefit)...........................  (2,165)   (1,841)
                                                        -------   -------
   Total effect on net income (loss)................... $ 4,021   $ 3,420
                                                        =======   =======

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A summary of the restatement adjustments and their effect on line items in the financial statements is as follows:

As of and for the year ended December 31, 2007:

                                                           As previously
                                                             reported    Adjustments As restated
                                                           ------------- ----------- -----------
                                                                      (In Thousands)
Balance Sheet
   Premiums and insurance balances receivable.............  $     3,654   $     98   $     3,752
   Income taxes receivable................................       27,381     (3,886)       23,495
   Total assets...........................................   13,605,392     (3,788)   13,601,604
   Future policy benefits.................................    2,636,077      1,650     2,637,727
   Other liabilities......................................       56,024    (12,659)       43,365
   Total liabilities......................................   12,812,202    (11,009)   12,801,193
   Retained earnings......................................      472,303      7,221       479,524
   Total shareholder's equity.............................      793,190      7,221       800,411
   Total liabilities and shareholder's equity.............   13,605,392     (3,788)   13,601,604

Statement of Income (Loss)
   Premiums and other considerations......................      267,304      5,075       272,379
   Net investment income..................................      558,477      2,422       560,899
   Policyholders' benefits................................      530,659      1,311       531,970
   Income (loss) before income tax expense (benefit)......       21,896      6,186        28,082
   Income tax expense (benefit)...........................        1,562      2,165         3,727
   Net income (loss)......................................       20,334      4,021        24,355

Statement of Shareholder's Equity
Retained earnings
   Beginning balance......................................      604,503      3,200       607,703
   Net income (loss)......................................       20,334      4,021        24,355
   Ending balance.........................................      472,303      7,221       479,524

Statement of Cash Flows
   Net income (loss)......................................       20,334      4,021        24,355
   Change in insurance reserves...........................      179,210      1,311       180,521
   Change in income taxes receivable/payable..............       10,187      2,165        12,352
   Change in other liabilities............................       10,896     (7,497)        3,399

                          AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued)


As of and for the year ended December 31, 2006:

                                                       As
                                                   previously                As
                                                    reported  Adjustments restated
                                                   ---------- ----------- --------
                                                            (In Thousands)
Statement of Income (Loss)
   Premiums and other considerations..............  $222,433    $    98   $222,531
   Net investment income..........................   585,793      3,606    589,399
   Policyholders' benefits........................   406,486     (1,557)   404,929
   Income (loss) before income tax expense
     (benefit)....................................   109,844      5,261    115,105
   Income tax expense (benefit)...................    27,742      1,841     29,583
   Net income (loss)..............................    82,102      3,420     85,522

Statement of Shareholder's Equity
Retained earnings
   Beginning balance..............................   576,115       (220)   575,895
   Net income (loss)..............................    82,102      3,420     85,522
   Ending balance.................................   604,503      3,200    607,703

Statement of Cash Flows
   Net income (loss)..............................    82,102      3,420     85,522
   Change in insurance reserves...................    22,511     (1,557)    20,954
   Change in premiums and insurance balances
     receivable and payable - net.................     8,447        (98)     8,349
   Change in income taxes receivable/payable......   (38,541)     1,841    (36,700)
   Change in other liabilities....................     7,240     (3,606)     3,634

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                               TABLE OF CONTENTS


Report of Independent Auditors............................................ 2

Statements of Admitted Assets............................................. 3

Statements of Liabilities, Capital and Surplus............................ 4

Statements of Income and Changes in Capital and Surplus................... 5

Statements of Cash Flow................................................... 6

Notes to Statutory Basis Financial Statements............................. 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

PricewaterhouseCoopers LLP
New York, NY

April 29, 2009

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2008 AND 2007
                                (000'S OMITTED)

As of December 31,                                                               2008         2007
------------------                                                           -----------  -----------
Cash and invested assets:
   Bonds, at amortized cost (market value:
     2008 - $12,050,220; 2007 - $14,451,338)................................ $12,882,016  $14,170,023
   Stocks:..................................................................
       Common stocks, at market value adjusted for non admitted assets
         (cost: 2008 -$3,311,013; 2007 - $3,016,442)........................   8,904,447    8,981,169
       Preferred stocks, primarily at market value
         (cost: 2008 - $2,027,448; 2007 - $2,020,851).......................   2,022,748    2,020,851
   Other invested assets, primarily at equity
     (cost: 2008 - $2,353,985; 2007 - $1,828,359)...........................   2,745,371    2,578,384
   Short-term investments, at amortized cost (approximates market value)....   1,060,462      166,698
   Securities lending collateral............................................          --       11,710
   Receivable for securities................................................       6,702        8,727
   Overdraft................................................................    (121,154)    (227,495)
                                                                             -----------  -----------
          Total cash and invested assets....................................  27,500,592   27,710,067
                                                                             -----------  -----------
Investment income due and accrued...........................................     185,779      188,178
Agents' balances or uncollected premiums:
   Premiums in course of collection.........................................     709,694      636,384
   Premiums and installments booked but deferred and not yet due............     431,375      942,542
   Accrued retrospective premiums...........................................   1,643,235    1,305,787
Amounts billed and receivable from high deductible policies.................      24,378      168,248
Reinsurance recoverable on loss payments....................................     679,579      632,449
Funds held by or deposited with reinsurers..................................      12,605       11,428
Deposit accounting assets...................................................     559,534      793,216
Deposit accounting assets - funds held......................................      93,433      104,412
Net deferred tax assets.....................................................     363,447      371,196
Receivable from parent, subsidiaries and affiliates.........................     434,803      265,849
Equities in underwriting pools and associations.............................     757,246    1,279,140
Other admitted assets.......................................................     165,236      191,925
                                                                             -----------  -----------
          Total admitted assets............................................. $33,560,936  $34,600,821
                                                                             ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2008 AND 2007
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

 As of December 31,                                       2008         2007
 ------------------                                   -----------  -----------
                     Liabilities
 Reserves for losses and loss adjustment expenses.... $13,354,448  $13,852,252
 Unearned premium reserves...........................   3,827,773    4,513,703
 Commissions, premium taxes, and other expenses
   payable...........................................     320,011      241,277
 Reinsurance payable on paid loss and loss
   adjustment expenses...............................     508,685      278,579
 Funds held by company under reinsurance treaties....     179,991      246,532
 Provision for reinsurance...........................     100,847      121,714
 Ceded reinsurance premiums payable, net of ceding
   commissions.......................................     469,110      517,741
 Retroactive reinsurance reserves - assumed..........       7,372       32,180
 Retroactive reinsurance reserves - ceded............      (5,179)     (68,937)
 Deposit accounting liabilities......................     198,765      200,040
 Deposit accounting liabilities - funds held.........     510,960      734,590
 Securities lending payable..........................          --       12,741
 Collateral deposit liability........................     335,879      374,712
 Payable to parent, subsidiaries and affiliates......   1,304,782      472,165
 Current federal and foreign income taxes payable to
   affiliates........................................     167,471      315,659
 Payable for securities..............................     240,047      226,874
 Other liabilities...................................     214,551      372,006
                                                      -----------  -----------
    Total liabilities................................  21,735,513   22,443,828
                                                      ===========  ===========
                 Capital and Surplus
 Common capital stock, $5.00 par value, 1,000,000
   shares authorized; 895,750 shares issued and
   outstanding.......................................       4,479        4,479
 Capital in excess of par value......................   4,119,285    2,925,224
 Unassigned surplus..................................   7,699,214    9,175,217
 Special surplus funds from retroactive reinsurance..       2,445       52,073
                                                      -----------  -----------
    Total capital and surplus........................  11,825,423   12,156,993
                                                      -----------  -----------
    Total liabilities, capital, and surplus.......... $33,560,936  $34,600,821
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                (000'S OMITTED)

For the years ended December 31,             2008         2007         2006
--------------------------------         -----------  -----------  -----------
       Statements of Income
Underwriting income:
   Premiums earned...................... $ 7,265,084  $ 7,666,749  $ 7,701,201
                                         -----------  -----------  -----------
Underwriting deductions:
   Losses incurred......................   4,907,821    4,470,750    4,645,657
   Loss adjustment expenses incurred....     766,180      861,826      827,234
   Other underwriting expenses
     incurred...........................   1,657,034    1,685,858    1,747,380
                                         -----------  -----------  -----------
Total underwriting deductions...........   7,331,035    7,018,434    7,220,271
                                         -----------  -----------  -----------
Net underwriting (loss) income               (65,951)     648,315      480,930
                                         -----------  -----------  -----------
Investment income:
   Net investment income earned.........   1,340,829    1,182,291      757,517
   Net realized capital gains
     (loss) (net of capital gains
     taxes: 2008 - ($13,526); 2007
     - $3,076; 2006 - $12,835)..........     133,771      (40,847)      40,370
                                         -----------  -----------  -----------
Net investment gain                        1,474,600    1,141,444      797,887
                                         -----------  -----------  -----------
Net loss from agents' or premium
  balances charged-off..................     (50,530)     (94,880)     (52,526)
Finance and service charges not
  included in premiums..................      15,842       17,362       15,081
Other gain, net of dividends to
  policyholders.........................      35,560       83,284       53,056
                                         -----------  -----------  -----------
Net income after capital gains
  taxes and before federal income
  taxes                                    1,409,521    1,795,525    1,294,428
Federal income tax expense..............      39,777      510,618      173,573
                                         -----------  -----------  -----------
       Net income....................... $ 1,369,744  $ 1,284,907  $ 1,120,855
                                         ===========  ===========  ===========
  Changes in Capital and Surplus
Capital and surplus, as of
  December 31, previous year............ $12,156,993  $10,420,212  $ 8,120,163
   Adjustment to beginning surplus......      (9,665)     (87,263)    (157,094)
                                         -----------  -----------  -----------
Capital and surplus, as of
  January 1,                              12,147,328   10,332,949    7,963,069
                                         -----------  -----------  -----------
Changes in capital and surplus:
   Net income...........................   1,369,744    1,284,907    1,120,855
   Change in net unrealized capital
     (loss) gains (net of capital
     gains taxes:
   2008 - $(221,853); 2007 -
     $81,239; 2006 - $86,349)...........    (766,210)   1,299,705    1,381,471
   Change in net deferred income
     taxes..............................    (172,349)      92,036       33,752
   Change in non-admitted assets........    (205,044)      (3,270)    (158,503)
   Change in provision for
     reinsurance........................      20,867       13,267       66,780
   Paid in surplus......................   1,255,961      231,132           --
   Dividends to stockholder.............  (1,737,225)  (1,120,000)          --
   Foreign exchange translation.........     (87,649)      26,267       12,788
                                         -----------  -----------  -----------
       Total changes in capital and
         surplus........................    (321,905)   1,824,044    2,457,143
                                         -----------  -----------  -----------
Capital and surplus, as of
  December 31,                           $11,825,423  $12,156,993  $10,420,212
                                         ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                (000'S OMITTED)

For the years ended December 31,                          2008         2007         2006
--------------------------------                       ----------  -----------  -----------
                Cash From Operations
Premiums collected, net of reinsurance................ $6,547,710  $ 7,891,160  $ 6,857,942
Net investment income.................................  1,388,127    1,227,721      809,958
Miscellaneous income..................................         54        8,924       69,085
                                                       ----------  -----------  -----------
   Sub-total..........................................  7,935,891    9,127,805    7,736,985
                                                       ----------  -----------  -----------
Benefit and loss related payments.....................  5,078,216    3,878,095    3,479,755
Commission and other expense paid.....................  2,342,596    2,302,839    2,335,839
Dividends paid to policyholders.......................        114          130        1,419
Federal income taxes (recovered) paid.................     53,271      330,776     (790,391)
                                                       ----------  -----------  -----------
   Net cash provided from operations..................    461,694    2,615,965    2,710,363
                                                       ----------  -----------  -----------
                Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds..............................................  3,141,468    5,184,469    2,023,652
   Stocks.............................................    657,471      773,650      637,187
   Other..............................................    671,313      621,387      511,071
                                                       ----------  -----------  -----------
   Total proceeds from investments sold, matured, or
     repaid...........................................  4,470,252    6,579,506    3,171,910
                                                       ----------  -----------  -----------
Cost of investments acquired
   Bonds..............................................  2,006,885    5,997,221    4,733,252
   Stocks.............................................  1,074,344      837,600      633,747
   Other..............................................  1,197,475    1,350,766      563,291
                                                       ----------  -----------  -----------
   Total cost of investments acquired.................  4,278,704    8,185,587    5,930,290
                                                       ----------  -----------  -----------
   Net cash provided from (used in) investing
     activities.......................................    191,548   (1,606,081)  (2,758,380)
                                                       ----------  -----------  -----------
    Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in...........................    299,000           --      199,830
Dividends to stockholder..............................   (878,465)  (1,120,000)          --
Net deposit on deposit-type contracts and other
  insurance...........................................     38,529       75,242      276,990
Equities in underwriting pools and associations.......    535,633     (380,888)    (258,959)
Collateral deposit liability..........................    (38,833)    (272,467)     113,328
Intercompany receivable and payable, net..............    646,904      589,241     (675,777)
Borrowed funds........................................    (12,741)       2,980        9,759
Other.................................................   (243,164)      74,496      213,919
                                                       ----------  -----------  -----------
   Net cash used in financing and miscellaneous
     activities.......................................    346,863   (1,031,396)    (120,910)
                                                       ----------  -----------  -----------
   Net change in cash and short-term investments......  1,000,105      (21,512)    (168,927)
Overdraft and short-term investments:
   Beginning of year..................................    (60,797)     (39,285)     129,642
                                                       ----------  -----------  -----------
   End of year........................................ $  939,308  $   (60,797) $   (39,285)
                                                       ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. Organization

   National Union Fire Insurance Company of Pittsburgh, PA. (the Company or National Union) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, and through AIG's risk finance operation, the Company provides its customized structured products.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

B. Summary of Significant Statutory Basis Accounting Policies

   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of discounting of workers' compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis) and the prescribed practice relating to the utilization of certain reinsurance credits in calculating the provision for reinsurance (in NAIC SAP, certain reinsurance credits are not permitted).

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,                                             2008         2007         2006
------------                                         -----------  -----------  -----------
Net income, PA SAP.................................. $ 1,369,744  $ 1,284,907  $ 1,120,855
State prescribed practices - (deduction):
   Non-tabular discounting..........................    (109,227)     (89,223)     (97,907)
                                                     -----------  -----------  -----------
Net income, NAIC SAP................................ $ 1,260,517  $ 1,195,684  $ 1,022,948
                                                     ===========  ===========  ===========
Statutory surplus, PA SAP........................... $11,825,423  $12,156,993  $10,420,212
State prescribed or permitted practices - (charge):
   Non-tabular discounting..........................    (891,315)    (782,088)    (692,865)
   Credits for reinsurance..........................    (384,977)    (366,724)    (404,966)
   SSAP 48/SSAP 97..................................          --      (71,600)    (148,244)
                                                     -----------  -----------  -----------
Statutory surplus, NAIC SAP......................... $10,549,131  $10,936,581  $ 9,174,137
                                                     ===========  ===========  ===========

   In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $29,960. The Company's interest in AIG UK Holdings results from its participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (see Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   In 2007, the Commissioner permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007, and 2006 reporting periods.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Under NAIC SAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Invested Assets: The Company's invested assets are accounted for as follows:

   . Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

   . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $327,579 and $992,697, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

   . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

       Investments in affiliates are included in common stocks based on the net worth of the entity.

   . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

   . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for a specific amount of another currency at a date in the future. Foreign

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

      exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually between one and three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sale of options are determined on the basis of specific identification and are included in income.

       Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

   . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment income due and accrued was determined to be uncollectible or non-admitted.

   . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to unassigned surplus.

   Other Than Temporary Impairment:

   The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

   The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 43, and INT 06-07. For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security.

   In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

   .   The Company may not realize a full recovery on its investment;

   .   Fundamental credit issues of the issuer;

   . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

   Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

   . An order of liquidation or other fundamental credit issues with the partnership;

   . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

   .   Evaluation of the current stage of the life cycle of the investment;

   . An intent to sell the investment prior to the recovery of cost of the investment;

   . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospective rated premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,643,235 and $1,305,787, respectively, net of non-admitted premium balances of $76,630 and $55,852, respectively.

Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                          2008      2007      2006
--------------------------------                        --------  --------  --------
Net written premiums subject to retrospectively rated
  premiums............................................. $684,709  $856,074  $722,690
Percentage of total net written premiums...............     10.4%     11.0%      9.2%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, entitled Reinsurance Deposit Accounting, an Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the Commonwealth of Pennsylvania; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the Commonwealth of Pennsylvania. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued: (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices; (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance; or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,813,813 and $3,821,635, respectively.

   The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $67,546 and $185,424, respectively, of which $43,168 and $17,176, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. As of December 31, 2008 and 2007, the reserves for losses (net of reinsurance) subject to tabular discounting were $5,123,777 and $5,036,294, respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $278,546 and $301,856, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

   . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

   . For accident years 2002 and subsequent - At December 31, 2008, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2007, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate commensurate with the yield on U.S. Treasury securities with maturities consistent with the expected payout pattern.

   As of December 31, 2008 and 2007, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,123,777 and $5,036,294, respectively. As of December 31, 2008, the Company's non-tabular discount amounted to $891,315, of which $345,981 and $545,334 were applied to case reserves and IBNR, respectively. As of December 31, 2007, the Company's non-tabular discount amounted to $782,088, of which $269,981 and $512,106 were applied to case reserves and IBNR, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $26,663 and $25,902, respectively, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $149,204 and $132,361, respectively.

   Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform with the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of the weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The correction of these adjustments resulted in an after tax statutory charge of $9,665, $87,263 and $157,094 as of January 1, 2008, 2007 and 2006, respectively.

In accordance with SSAP No. 3, entitled Accounting Changes and Corrections of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The impact of these adjustments on surplus to policyholders as of January 1, 2008, 2007 and 2006 are as follows:

                                                                 Policyholders
                                                                    Surplus
                                                                 -------------
 Balance at December 31, 2007...................................  $12,156,993
 Adjustment to beginning Capital and Surplus:
    Asset realization, net of taxes.............................       (9,665)
    Federal income taxes, net of capital adjustments of $61,900.           --
        Total adjustment to beginning Capital and Surplus.......       (9,665)
                                                                  -----------
 Balance at January 1, 2008, as adjusted........................  $12,147,328
                                                                  ===========

                                                                 Policyholders
                                                                    Surplus
                                                                 -------------
 Balance at December 31, 2006...................................  $10,420,212
    Adjustments to beginning Capital and Surplus:
    Federal income taxes........................................      (87,263)
                                                                  -----------
        Total adjustment to beginning Capital and Surplus.......      (87,263)
                                                                  -----------
 Balance at January 1, 2007, as adjusted........................  $10,332,949
                                                                  ===========

                                                                 Policyholders
                                                                    Surplus
                                                                 -------------
 Balance at December 31, 2005...................................  $ 8,120,163
 Adjustments to beginning Capital and Surplus:
    Asset admissibility.........................................     (108,676)
    Federal income taxes........................................      (48,418)
                                                                  -----------
        Total adjustment to beginning Capital and Surplus.......     (157,094)
                                                                  -----------
 Balance at January 1, 2006, as adjusted........................  $ 7,963,069
                                                                  ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Asset admissibility: The Company determined that certain assets should have been non-admitted relating to: (i) custodian agreements that did not comply with states statutes; (ii) securities deposited in a trust account not available to pay policyholder claims and (iii) receivables for high deductible policies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


Federal Income Taxes (Current and Deferred): The change in federal income taxes is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS

Statutory Fair Value of Financial Instruments:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007:

                                                            2008                     2007*
                                                   ----------------------- ------------------------
                                                    Carrying   Statutory     Carrying    Statutory
                                                     Amount    Fair Value     Amount     Fair Value
                                                   ----------- ----------- -----------  -----------
Assets:
   Bonds.......................................... $12,882,016 $12,050,220 $14,170,023  $14,451,338
   Common stocks..................................   8,904,447   8,907,414   8,981,169    8,981,169
   Preferred stocks...............................   2,022,748   2,022,850   2,020,851    2,020,860
   Other invested assets..........................   2,745,371   2,745,371   2,578,384    2,578,384
   Cash and short-term investments................     939,308     939,308     (60,797)     (60,797)
   Receivable for securities......................       6,702       6,702       8,727        8,727
   Equities and deposits in pool & associations...     757,246     757,246   1,279,140    1,279,140
   Securities lending collateral..................          --          --      11,710       11,710
Liabilities:
   Securities lending payable..................... $        -- $        -- $    12,741  $    12,741
   Collateral deposit liability...................     335,879     335,879     374,712      374,712
   Payable for securities.........................     240,047     240,047     226,874      226,874

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

   . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

      arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

   . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

   . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.
--------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

   . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:

                                                                       Gross      Gross
                                                          Amortized  Unrealized Unrealized   Market
                                                            Cost       Gains      Losses     Value
                                                         ----------- ---------- ---------- -----------
As of December 31, 2008:
   U.S. governments..................................... $    14,397  $  2,196  $       -- $    16,593
   All other governments................................     500,791    21,243          79     521,955
   States, territories and possessions..................   1,997,332    53,446      38,850   2,011,928
   Political subdivisions of states, territories and
     possessions........................................   2,796,359    87,205      86,640   2,796,924
   Special revenue and special assessment obligations
     and all non-guaranteed obligations of agencies and
     authorities and their political subdivisions.......   6,555,283    81,711     395,993   6,241,001
   Public utilities.....................................      57,854     5,328          --      63,182
   Industrial and miscellaneous.........................     960,000     1,423     562,786     398,637
                                                         -----------  --------  ---------- -----------
       Total bonds, as of December 31, 2008............. $12,882,016  $252,552  $1,084,348 $12,050,220
                                                         ===========  ========  ========== ===========
As of December 31, 2007*:
   U.S. governments..................................... $    22,935  $    812  $        3 $    23,744
   All other governments................................     395,812     2,977         780     398,009
   States, territories and possessions..................   2,458,221    59,667       2,969   2,514,919
   Political subdivisions of states, territories and
     possessions........................................   3,188,227   122,115       2,540   3,307,802
   Special revenue and special assessment obligations
     and all non-guaranteed obligations of agencies and
     authorities and their political subdivisions.......   6,948,195   139,498      19,929   7,067,764
   Public utilities.....................................      58,961     1,473          --      60,434
   Industrial and miscellaneous.........................   1,097,672     3,649      22,655   1,078,666
                                                         -----------  --------  ---------- -----------
       Total bonds, as of December 31, 2007............. $14,170,023  $330,191  $   48,876 $14,451,338
                                                         ===========  ========  ========== ===========

The Company had non-admitted assets of $0 and $27,755 relating to bonds as of December 31, 2008 and 2007, respectively.
--------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 Amortized
                                                   Cost     Market Value
                                                ----------- ------------
        Due in one year or less................ $   150,237 $   151,456
        Due after one year through five years..     513,157     534,255
        Due after five years through ten years.   1,837,077   1,892,882
        Due after ten years....................   9,491,259   9,144,048
        Mortgaged-backed securities............     890,286     327,579
                                                ----------- -----------
           Total bonds......................... $12,882,016 $12,050,220
                                                =========== ===========

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,          2008                  2007                  2006
--------------------------------  --------------------- --------------------- ---------------------
                                               Equity                Equity                Equity
                                    Bonds    Securities   Bonds    Securities   Bonds    Securities
                                  ---------- ---------- ---------- ---------- ---------- ----------
     Proceeds from sales......... $2,895,171 $1,369,718 $4,680,678  $245,854  $1,389,565  $153,541
     Gross realized gains........     26,312    274,555      1,071    33,315      14,274    24,525
     Gross realized losses.......     58,949     48,111     40,525     9,273      15,247     9,235

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The cost or amortized cost and market values of the Company's common and preferred stocks, as of December 31, 2008 and 2007, are set forth in the table below:

                                                        December 31, 2008
                               -------------------------------------------------------------------
                                Cost or     Gross      Gross
                               Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                                 Cost       Gains      Losses     Value       Asset       Value
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated................. $3,087,473 $5,870,599  $295,440  $8,662,632   $    --    $8,662,632
   Non-affiliated.............    223,540     32,117    10,875     244,782     2,967       241,815
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $3,311,013 $5,902,716  $306,315  $8,907,414   $ 2,967    $8,904,447
                               ========== ==========  ========  ==========   =======    ==========
Preferred stocks:
   Affiliated................. $2,000,000 $       --  $     --  $2,000,000   $    --    $2,000,000
   Non-affiliated.............     27,448        102     4,700      22,850        --    $   22,748
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $2,027,448 $      102  $  4,700  $2,022,850   $    --    $2,022,748
                               ========== ==========  ========  ==========   =======    ==========

                                                        December 31, 2007
                               -------------------------------------------------------------------
                                Cost or     Gross      Gross       NAIC
                               Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                                 Cost       Gains      Losses     Value       Asset       Value
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated................. $2,427,849 $6,240,605  $311,247  $8,357,207   $ 3,489    $8,353,718*
   Non-affiliated.............    588,593     90,400     4,683     674,310    46,859       627,451*
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $3,016,442 $6,331,005  $315,930  $9,031,517   $50,348    $8,981,169*
                               ========== ==========  ========  ==========   =======    ==========
Preferred stocks:
   Affiliated................. $2,010,247 $       --  $     --  $2,010,247   $    --    $2,010,247
   Non-affiliated.............     10,604          9        --      10,613        --        10,604
                               ---------- ----------  --------  ----------   -------    ----------
       Total.................. $2,020,851 $        9  $     --  $2,020,860   $    --    $2,020,851
                               ========== ==========  ========  ==========   =======    ==========

As of December 31, 2008 and 2007, the company had derivative investments of $28,954 and $93,517, respectively.
--------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                           12 Months or Less   Greater than 12 Months         Total
                                         --------------------- ---------------------  ---------------------
                                           Fair     Unrealized   Fair      Unrealized   Fair     Unrealized
Description of Securities                  Value      Losses     Value       Losses     Value      Losses
-------------------------                ---------- ---------- ----------  ---------- ---------- ----------
As of December 31, 2008:
   U. S. governments.................... $       --  $     --  $       --   $     --  $       -- $       --
   All other governments................    115,861        79          --         --     115,861         79
   States, territories and possessions..    696,184    32,589      77,150      6,261     773,334     38,850
   Political subdivisions of states,
     territories and possessions........  1,054,553    58,867     225,237     27,773   1,279,790     86,640
   Special revenue......................  3,446,206   223,839     814,612    172,154   4,260,818    395,993
   Public utilities.....................         --        --          --         --          --         --
   Industrial and miscellaneous.........     69,890    90,877     189,598    471,909     259,488    562,786
                                         ----------  --------  ----------   --------  ---------- ----------
   Total bonds..........................  5,382,694   406,251   1,306,597    678,097   6,689,291  1,084,348
                                         ----------  --------  ----------   --------  ---------- ----------
   Affiliated...........................     28,297    12,703     314,955    282,737     343,252    295,440
   Non-affiliated.......................     54,696    10,813         543         62      55,239     10,875
                                         ----------  --------  ----------   --------  ---------- ----------
   Total common stocks..................     82,993    23,516     315,498    282,799     398,491    306,315
   Preferred stock......................     20,351     4,700          --         --      20,351      4,700
                                         ----------  --------  ----------   --------  ---------- ----------
   Total stocks.........................    103,344    28,216     315,498    282,799     418,842    311,015
                                         ----------  --------  ----------   --------  ---------- ----------
   Total bonds and stocks............... $5,486,038  $434,467  $1,622,095   $960,896  $7,108,133 $1,395,363
                                         ==========  ========  ==========   ========  ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                             12 Months or Less   Greater than 12 Months         Total
                                           --------------------- ---------------------- ---------------------
                                             Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                    Value      Losses    Value       Losses      Value      Losses
-------------------------                  ---------- ----------  --------  ----------  ---------- ----------
As of December 31, 2007:
   U. S. governments...................... $    9,977  $     3   $     --    $     --   $    9,977  $      3
   All other governments..................         --       --     32,805         780       32,805       780
   States, territories and possessions....    116,613      468     96,308       2,501      212,921     2,969
   Political subdivisions of states,
     territories and possessions..........    369,718    2,521      9,309          19      379,027     2,540
   Special revenue........................  1,314,924   19,046     42,568         883    1,357,492    19,929
   Public utilities.......................         --       --         --          --           --        --
   Industrial and miscellaneous...........    731,326   22,631      1,701          24      733,027    22,655
                                           ----------  -------    --------   --------   ----------  --------
   Total bonds............................  2,542,558   44,669    182,691       4,207    2,725,249    48,876
                                           ----------  -------    --------   --------   ----------  --------
   Affiliated.............................    104,072   50,211    213,576     261,036      317,648   311,247
   Non-affiliated.........................     47,460    4,683         --          --       47,460     4,683
                                           ----------  -------    --------   --------   ----------  --------
   Total common stocks....................    151,532   54,894    213,576     261,036      365,108   315,930
                                           ----------  -------    --------   --------   ----------  --------
   Preferred stock........................         --       --         --          --           --        --
                                           ----------  -------    --------   --------   ----------  --------
   Total stocks...........................    151,532   54,894    213,576     261,036      365,108   315,930
                                           ----------  -------    --------   --------   ----------  --------
   Total bonds and stocks................. $2,694,090  $99,563   $396,267    $265,243   $3,090,357  $364,806
                                           ==========  =======    ========   ========   ==========  ========

As of December 31, 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,409, $5,664 and $561 in 2008, 2007 and 2006, respectively, and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $32,165, $10,659 and $7,664 during 2008, 2007 and 2006, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


During 2008, 2007 and 2006, the Company reported the following write-downs on its joint ventures and partnership investments due to an other-than-temporary decline in fair value:

For the years ended December 31,                              2008    2007    2006
--------------------------------                             ------- ------- ------
Brep III L.P................................................ $ 7,582 $    -- $   --
Matlin Patterson Global Opportunities Partners..............   3,361      --  1,143
Marlwood....................................................   3,000      --     --
Warburg Pincus Equity Partners..............................   2,547      --     --
AQR Global Asset Allocation Institutional Fund III L.P......   2,172      --     --
Fenway Fund II..............................................   1,610      --     --
Thayer Equity III...........................................   1,381      --     --
Fenway Partners.............................................   1,049      --     --
North Castle II.............................................      --   4,162     --
DLJ Merchant Banking Partners...............................      --   3,454     --
Peake Joint Venture.........................................      --   2,773     --
Exponent Private Equity Partners, LP........................      --   1,990     --
Warburg Equity LP...........................................      --   1,656     --
21st Century LP.............................................      --   1,030     --
Items less than $1.0 million................................   5,616   5,616  1,747
                                                             ------- ------- ------
   Total.................................................... $28,318 $20,681 $2,890
                                                             ======= ======= ======

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 25, 2009. During 2008, the Company terminated all of its securities lending positions and instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $12,333 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $0 and $142, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


Securities carried at an amortized cost of $2,482,149 and $2,562,483 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $7,027, $8,689 and $6,699, respectively, and interest expense of $27,193, $116,601 and $109,876, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common stocks and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

   . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

   . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

   . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

                                          Level 1 Level 2  Level 3     Total
                                          ------- ------- ---------- ----------
Bonds.................................... $    -- $ 1,557 $  120,230 $  121,787
Common stocks............................  88,130  39,618    114,067    241,815
Preferred stocks.........................      --  21,221  2,000,661  2,021,882
                                          ------- ------- ---------- ----------
Total.................................... $88,130 $62,396 $2,234,958 $2,385,484
                                          ======= ======= ========== ==========

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008:

                                       Net Realized and
                                  Unrealized Gains (Losses)    Unrealized
                       Balance    Included in Net Investment Gains (Losses) Purchases, Sales,            Balance at
                     Beginning of    Income and Realized      Included in      Issuances,     Transfers December 31,
                         Year       Capital Gains (Losses)      Surplus     Settlements, Net  In (Out)      2008
                     ------------ -------------------------- -------------- ----------------- --------- ------------
Bonds...............  $  116,959            $  344              $(66,583)       $(12,993)     $ 82,503   $  120,230
Common stocks.......      74,796                --                   (44)             --        39,315      114,067
Preferred stocks....   2,011,218             5,798                    --         (16,045)         (310)   2,000,661
                      ----------            ------              --------        --------      --------   ----------
Total...............  $2,202,973            $6,142              $(66,627)       $(29,038)     $121,508   $2,234,958
                      ==========            ======              ========        ========      ========   ==========

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                                Level 1 Level 2 Level 3  Total
                                                ------- ------- ------- -------
Other invested assets..........................   $--   $2,172  $26,146 $28,318
                                                  ---   ------  ------- -------
Total..........................................   $--   $2,172  $26,146 $28,318
                                                  ===   ======  ======= =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately certain private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

                                              2008         2007         2006
                                          -----------  -----------  -----------
Reserves for losses and LAE,
  beginning of year...................... $13,852,252  $12,901,979  $11,786,300
Incurred losses and LAE related to:
   Current accident year.................   5,536,365    5,280,665    5,295,026
   Prior accident years..................     137,636       51,911      177,865
                                          -----------  -----------  -----------
       Total incurred losses and LAE.....   5,674,001    5,332,576    5,472,891
                                          -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year.................  (1,679,345)  (1,426,309)  (1,251,773)
   Prior accident years..................  (4,492,460)  (2,955,994)  (3,105,439)
                                          -----------  -----------  -----------
       Total paid losses and LAE.........  (6,171,805)  (4,382,303)  (4,357,212)
Reserves for losses and LAE, as of
  December 31,........................... $13,354,448  $13,852,252  $12,901,979
                                          ===========  ===========  ===========

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, the development was also primarily related to the accretion of workers compensation discount. In addition to the accretion of discount, there was adverse development in 2007 related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior, largely relating to asbestos, and to accretion of workers compensation discount.

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $22,800. In addition, accident year 2008 had $114,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,634, $211,061 and $209,953, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,509,912, $6,206,161 and $6,572,917, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A. National Union Inter-company Pooling Agreement

   The Company, as well as certain insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                           NAIC Co. Participation
Member Company                                               Code      Percent
--------------                                             -------- -------------
National Union............................................  19445       38.0%
American Home Assurance Company (AHAC)....................  19380       36.0%
Commerce and Industry Insurance Company (C&I).............  19410       11.0%
New Hampshire Insurance Company (NHIC)....................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP).  19429        5.0%
AIG Casualty Company......................................  19402        5.0%
American International South Insurance Company............  40258        0.0%
Granite State Insurance Company...........................  23809        0.0%
Illinois National Insurance Company.......................  23817        0.0%

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


B. American International Underwriters Overseas Association Pooling Arrangement

   AIG formed the AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in the AIUOA and their respective participation percentages is set forth in the table below:

                                                          NAIC Co. Participation
Member Company                                              Code      Percent
--------------                                            -------- -------------
American International Underwriters Overseas, Limited....     --       67.0%
New Hampshire Insurance Company..........................  23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA..  19445       11.0%
American Home Assurance Company..........................  19380       10.0%

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, AHAC, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $757,246 and $1,279,140, respectively, gross of the following amounts and after consideration of the National Union inter-company pooling agreement:

                 As of December 31,           2008      2007
                 ------------------         --------  --------
                 Loss and LAE reserves..... $579,040  $924,962
                 Unearned premium reserves.  254,319   374,974
                 Funds held................   15,867    25,212
                 Ceded balances payable....   79,212   109,151
                 Reinsurance recoverable...   28,459    42,037
                 Retroactive reinsurance...     (140)   (1,020)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Additionally, the Company holds 12.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $85,427 and $110,946, respectively.

C. Guarantee Arrangements

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

   The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The guarantees that were in effect as of December 31, 2008 are included in the table below:

                                                                        Policyholder  Invested   Estimated Policyholders'
Guaranteed Company                                          Date Issued Obligations    Assets      Loss       Surplus
------------------                                          ----------- ------------ ----------- --------- --------------
AHICO First American-Hungarian Insurance
  Company.......................................... **        9/15/98   $   120,563  $   182,480    $--      $   42,831
AIG Bulgaria Insurance and Reinsurance Company
  EAD.............................................. **       12/23/98         5,528        7,990     --          11,823
AIG Europe (Ireland) Ltd........................... **       12/15/97       440,488      478,704     --         191,044
AIG Excess Liability Insurance Company Ltd.
  (AIGELII)........................................           7/29/98       468,664    3,644,379     --       1,437,915
AIG Excess Liability Insurance International Ltd.
  (AIGELIC)........................................           5/28/98     2,671,160      619,225     --         371,835
AIG Global Trade and Political Risk Insurance
  Company..........................................     ++    11/5/97       140,196      279,730     --         171,164
AIG Life Insurance Company (Russia) ZAO............ **       12/23/98       135,903      282,692     --          57,451
AIG Life Insurance Company.........................  *  +     7/13/98     6,522,538    7,080,893     --         406,747
AIG Poland Insurance Company....................... **        9/15/98            --       14,488     --          28,548
AIG Romania Insurance Company, S.A................. **       12/23/98        10,052        2,552     --           8,808
AIG Slovakia Insurance Company A.S................. **       12/23/98            --           --     --             733
AIG Ukraine Insurance Company...................... **        10/1/00         3,654           39     --           5,139
American International Assurance Co (Australia)
  Ltd.............................................. **        11/1/02       343,128      437,761     --         157,404
American International Assurance Co (Bermuda)
  Ltd.............................................. **  +++   8/23/99            --      432,347     --       1,821,502
American International Insurance Company of Puerto
  Rico.............................................           11/5/97       121,222      191,650     --         142,368
American International Life Assurance Company of
  New York.........................................           7/13/98     5,854,735    6,180,802     --         415,495
Audubon Insurance Company..........................           11/5/97        33,595       37,985     --          39,369
First American Czech Insurance Company, Rt. A.S.... **        9/15/98       378,760      531,543     --          99,488
La Meridional Compania Argentina de Seguros
  S.A.............................................. **         1/6/98       204,423       28,305     --          54,321
AIG UK Ltd (formerly Landmark Insurance
  Company).........................................            3/2/98        80,788      389,417     --         155,802
New Hampshire Indemnity Company, Inc...............          12/15/97       145,390      199,980     --         139,764
                                                                        -----------  -----------    ---      ----------
 Total.............................................                     $17,680,787  $21,022,962    $--      $5,759,551
                                                                        ===========  ===========    ===      ==========

*  The guaranteed company is also backed by a support agreement issued by AIG.

** Policyholders' surplus is based on local GAAP financial statements.

+  This guarantee was terminated as to policies written after December 29, 2006.

++ This guarantee was terminated as to policies written after November 30, 2007.

+++This guarantee was terminated as to policies written after January 31, 2008.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


D. Investments in Affiliates

   As of December 31, 2008 and 2007, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $0 and $3,489 of non-admitted balances, respectively, were as follows:

                                                              Actual   Carrying Value
                                                  Ownership    Cost    at December 31,  Change in
Affiliated Investment                              Percent     2008         2008       Equity 2008
---------------------                             --------- ---------- --------------- -----------
Preferred stocks:
Everest Broadband Inc............................     0.0%  $       --   $        --    $ (10,247)
AIG Capital Corporation..........................   100.0%   2,000,000     2,000,000           --
                                                            ----------   -----------    ---------
   Total preferred stocks - affiliates...........            2,000,000     2,000,000      (10,247)
                                                            ----------   -----------    ---------
Common stocks:
21st Century Insurance Group.....................    32.0%     464,344       231,483       19,526
AIG Domestic Claims..............................   100.0%     118,000        73,930          295
AIG Lodging Opportunities, Inc...................   100.0%       3,234         1,097        1,097
AIU Insurance Company............................     0.0%          --            --     (446,078)
American International Insurance Co..............    21.0%      76,283        78,478       78,478
American International Realty, Inc...............    22.0%      26,456        35,426           80
American International Specialty Lines Insurance
Company..........................................    70.0%     154,297       508,337       58,265
Eastgreen, Inc...................................     9.7%       8,975         6,984          (20)
International Lease Finance Corporation..........    32.8%     795,122     2,406,928      203,191
Lexington Insurance Company......................    70.0%     363,046     2,983,948     (201,773)
National Union Fire Ins. Company of La...........   100.0%       2,501         7,158        1,066
National Union Fire Ins. Company of Vt...........   100.0%      41,000        28,297       (3,147)
Pine Street Real Estate Holding Corp.............    22.1%       3,139         1,461        1,461
AIG Excess Liability Insurance Company Ltd.......   100.0%     435,454     1,437,915      189,839
United Guaranty Corporation......................    45.9%     595,622       861,190      406,634
                                                            ----------   -----------    ---------
   Total common stocks - affiliates..............            3,087,473     8,662,632      308,914
                                                            ----------   -----------    ---------
Total common and preferred stock - affiliates               $5,087,473   $10,662,632    $ 298,667
                                                            ==========   ===========    =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                                                          Carrying
                                                                          Value at
                                                  Ownership Actual Cost December 31,   Change in
Affiliated Investment                              Percent     2007         2007      Equity 2007
---------------------                             --------- ----------- ------------ -----------
Preferred stocks:
Everest Broadband Inc............................   100.0%  $   10,247  $    10,247  $   (4,354)
AIG Capital Corporation..........................   100.0%   2,000,000    2,000,000          --
                                                            ----------  -----------  ----------
   Total preferred stocks - affiliates...........            2,010,247    2,010,247      (4,354)
                                                            ----------  -----------  ----------
Common stocks:
21st Century Insurance Group.....................    32.0%     467,720      211,957    (165,594)
AIG Domestic Claims..............................   100.0%     118,000       73,635      73,635
AIG Lodging Opportunities, Inc...................   100.0%       1,570           --      (6,250)
AIU Insurance Company............................    32.0%     101,990      446,078      54,901
American International Realty, Inc...............    22.1%      26,456       35,346       4,472
American International Specialty Lines Insurance
Company..........................................    70.0%     154,297      450,072     148,340
Eastgreen, Inc...................................     9.4%       8,975        7,004      (2,966)(a)
Everest Broadband Inc............................    15.2%       7,629           --      (3,875)(a)
International Lease Finance Corporation..........    32.8%     793,240    2,203,737      46,549
Lexington Insurance Company......................    70.0%     258,046    3,185,721     727,569
National Union Fire Ins. Company of La...........   100.0%       2,501        6,092        (225)
National Union Fire Ins. Company of Vt...........   100.0%       1,000       31,444       4,315
Pine Street Real Estate Holding Corporation......    22.1%       3,139           --      (1,974)(a)
Starr Excess Liability Insurance Company Ltd.....   100.0%     385,453    1,248,076     298,531
United Guaranty Corporation......................    45.9%      97,833      454,556     224,087
                                                            ----------  -----------  ----------
   Total common stocks - affiliates..............            2,427,849    8,353,718   1,401,515
                                                            ----------  -----------  ----------
Total common and preferred stock - affiliates....           $4,438,096  $10,363,965  $1,397,161
                                                            ==========  ===========  ==========

(a)Balance non admitted

   The remaining equity interest in these investments, except for Everest Broadband Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On June 30, 2008, the Company received a capital contribution of $531,613 representing AIGCIG's 52% interest in AIU Insurance Company (AIUI). The Company subsequently transferred its interest in AIUI to AIGCIG as a dividend of $858,760 and realized a gain of $213,276 on this transaction. On the same date, AIGCIG sold AIUI to AIUI Holdings LLC, a Delaware limited liability company that is wholly owned by AIG.

   On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in American International Insurance Company (AIIC) to its owners, the Company, AIG Casualty Company (AIGCas) and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while AIGCas and ISOP each recorded

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

   On various dates during 2008, the Company made additional investments in United Guaranty Corporation (UGC) totaling $497,789. The Company's ownership interest did not change.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 32.0% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. At December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century to certain of its subsidiaries; however, the Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $226,238 to the Company's June 30, 2007 policyholder's surplus. See Note 14 for further information regarding 21st Century.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $842,176 and $941,485, respectively.

E. American Home Assurance Company Canadian Branch Novation

   Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles (SSAP) No. 25 entitled, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC were approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

   In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

                             Company      Dividend
                             -------      --------
                             The Company. $299,000
                             AHAC........  170,000
                             C&I.........  103,000
                             AIGCas......  103,000
                             NHIC........  167,000
                             ISOP........  122,000

   During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


Company                                                 Capital Contribution
-------                                                 --------------------
The Company............................................       $299,000
AIGCas.................................................        103,000
NHIC...................................................        167,000
ISOP...................................................        122,000

F. Foreign Operations Restructuring

   UK Restructure & Part VII

   In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

   Amended Corporate Structure

   In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On
   November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holdings Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

   Business Transfer

   On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. As detailed in
   Note 5B, AIUOA business is reflected in various insurance accounts within the Company's Statement of Admitted Assets, Liabilities and Capital & Surplus and the Statement of Income. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

   During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

   For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

   Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

                                                        Investment
                                                          in UK
                                         P VII Transfer  Holdings    Total
                                         -------------- ---------- ---------
Participation in AIUOA..................   $(404,362)    $(15,464) $(419,827)
Liabilities.............................     470,937           --    470,937
Underwriting income.....................      60,836           --     60,836
Other Income............................       3,993           --      3,993
Net Income (pre-tax)....................      92,535           --     92,535
Surplus (pre-tax).......................      66,575      (15,464)    51,110

G. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                                                    Assets Received by      Assets Transferred by
                                                                       the Company               the Company
                                                               ---------------------------- ---------------------
Date of         Explanation of                  Name of        Statement                    Statement
Transaction       Transaction                   Affiliate        Value      Description       Value   Description
-----------  ----------------------         ------------------ --------- ------------------ --------- -----------
 03/31/08          Dividend                      AIGCIG        $     --         --          $275,000    Cash
 06/30/08          Dividend         (a)(b)       AIGCIG              --         --           858,760   In kind
 06/30/08          Dividend                      AIGCIG              --         --           250,000    Cash
 06/30/08          Dividend          (b)           AIU           84,000       In kind             --     --
 09/30/08          Dividend          (a)         AIGCIG              --         --            54,465    Cash
 11/03/08          Dividend          (a)         AIGCIG              --         --           299,000    Cash
 Various           Dividend                        LEX          210,000        Cash               --     --
 Various           Dividend                 AIG Cap Corp Pref   100,000        Cash               --     --
 Various           Dividend                        AIU          128,000        Cash               --     --
 06/30/08    Capital contribution                AIGCIG          11,881       In kind             --     --
 09/30/08    Capital contribution    (b)         AIGCIG         531,613       In kind             --     --
 12/31/08    Capital contribution    (c)         AIGCIG         299,000  Cash & securities        --     --
 Various     Capital contribution    (d)         AIGCIG         416,916       In kind             --     --
 Various     Capital contribution                AIGCIG          (3,449)      In kind             --     --
 Various     Additional investment                 UGC          497,789     Investment       497,789    Cash

(a) Extraordinary dividend - Refer to Note 11

(b) Transfer and reorganization of AIUI - Refer to Note 5D

(c) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC) - Refer to Note 5E

(d) Capital contributions in lieu of tax sharing agreement - Refer to Note 9

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


                                                      Assets Received by    Assets Transferred by
                                                         the Company             the Company
                                                    ----------------------  ----------------------
Transaction  Explanation of Transaction  Affiliate    Value    Description    Value    Description
-----------  --------------------------- ---------  ---------- -----------  ---------- -----------
 03/30/07             Dividend            AIGCIG    $       --     --       $  500,000    Cash
 05/31/07             Dividend            AIGCIG            --     --           75,000    Cash
 09/12/07             Dividend            AIGCIG            --     --          175,000    Cash
 12/03/07             Dividend            AIGCIG            --     --          370,000    Cash
 12/03/07             Dividend             LEX         280,000    Cash              --     --
 09/30/07      Purchase of investment     AIGSL      1,009,286   Bonds       1,009,286    Cash
 12/17/07    Purchase of investment (1)    ISOP         59,000 Investment       59,000    Cash
 12/17/07    Purchase of investment (1)    AHAC         59,000 Investment       59,000    Cash
 12/31/07       Capital contribution       AIG         170,440  In kind             --     --
 08/16/07       Capital contribution       AIG          60,550  In kind             --     --
 10/24/07       Capital contribution      AIGCIG           133  In kind             --     --
 12/31/07       Capital contribution      AIGCIG             9  In kind             --     --
 12/26/06          Bond purchase          NUF VT       291,883    Bond         291,883    Cash

AIGSL:AIG Security Lending

LEX:Lexington Insurance Company

NUF VT: National Union Fire Insurance Company of Vermont

UGC:United Guaranty Coporation

(1)Purchase of AIG Domestic Claims from ISOP and AHAC

   The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2008, 2007 and 2006.

   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., AIG Global Trust Services, Limited, and AIG Domestic Claims, Inc., for data center systems, investment services, salvage and subrogation, and claims management. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

For the years ended December 31,                     2008     2007     2006
--------------------------------                   -------- -------- --------
AIG Technology, Inc............................... $ 32,761 $ 30,148 $ 25,926
AIG Global Investment Corporation.................    6,700    7,139    5,663
AIG Global Trust Services, Limited................       --       --       65
AIG Domestic Claims, Inc..........................  268,146  257,540  237,575
                                                   -------- -------- --------
Total                                              $307,607 $294,827 $269,229
                                                   ======== ======== ========

   As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $734,525 and $91,555, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   As of December 31, 2008 and 2007, other invested assets included $612,384 and $241,558, respectively, of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

   Federal and foreign income taxes payable to affiliates as of December 31, 2008 and 2007 amounted to $167,471 and $315,659, respectively.

   During 2008, 2007 and 2006, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions in the table that follows:

As of December 31,                                       2008    2007   2006
------------------                                      ------- ------- ----
Accounts receivable sold............................... $75,661 $56,857 $--
                                                        ------- ------- ---
Losses recorded........................................   1,945   1,694  --
                                                        ======= ======= ===

   As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $91,974 and $75,216, respectively, at December 31, 2008 and 2007.

As of December 31,                                         2008      2007
------------------                                      ---------- --------
Balances with pool member companies.................... $  257,373 $ 32,362
Balances with less than 0.5% of admitted assets........    177,430  233,487
                                                        ---------- --------
Receivable from parent, subsidiaries and affiliates     $  434,803 $265,849
                                                        ========== ========

Balances with pool member companies.................... $1,155,784 $104,239
Balances with less than 0.5% of admitted assets........    148,998  367,926
                                                        ---------- --------
Payable to parent, subsidiaries and affiliates          $1,304,782 $472,165
                                                        ========== ========

   The Company contributed capital of $44,800 to American International Specialty Lines Insurance Company (AISLIC) subsequent to December 31, 2007 but prior to the filing of its Annual Statement as a result of events relating to AISLIC's December 31, 2007 financial position. This capital contribution has been reflected in affiliated common stocks and payable to affiliates at December 31, 2007.

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,500 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

NOTE 6 - REINSURANCE

   In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

   During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,           2008                    2007                    2006
--------------------------------  ----------------------- ----------------------- -----------------------
                                    Written     Earned      Written     Earned      Written     Earned
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums................. $ 6,346,614 $ 5,967,292 $ 5,450,523 $ 5,319,330 $ 5,405,358 $ 5,504,457
 Reinsurance premiums assumed:
    Affiliates...................  17,910,581  20,121,728  22,972,380  22,951,382  23,265,173  22,521,061
    Non-affiliates...............     301,155     503,276     528,953     493,411     420,462     478,011
                                  ----------- ----------- ----------- ----------- ----------- -----------
        Gross premiums...........  24,558,350  26,592,296  28,951,856  28,764,123  29,090,993  28,503,529
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  16,925,631  18,259,644  19,911,172  19,869,772  20,068,406  19,568,693
    Non-affiliates...............   1,053,565   1,067,568   1,264,103   1,227,602   1,208,740   1,233,635
                                  ----------- ----------- ----------- ----------- ----------- -----------
        Net premiums............. $ 6,579,154 $ 7,265,084 $ 7,776,581 $ 7,666,749 $ 7,813,847 $ 7,701,201
                                  =========== =========== =========== =========== =========== ===========

   The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

                           Assumed Reinsurance     Ceded Reinsurance             Net
                          ---------------------- ---------------------- ---------------------
                           Unearned               Unearned               Unearned
                           Premium    Commission  Premium    Commission  Premium   Commission
                           Reserves     Equity    Reserves     Equity    Reserves    Equity
                          ----------- ---------- ----------- ---------- ---------- ----------
December 31, 2008:
   Affiliates............ $ 9,216,633 $1,213,853 $ 8,644,760 $1,132,628 $  571,873  $ 81,225
   Non affiliates........     667,805     87,952     504,664 $   66,120    163,142    21,832
                          ----------- ---------- ----------- ---------- ----------  --------
   Totals................ $ 9,884,438 $1,301,805 $ 9,149,424 $1,198,748 $  735,015  $103,057
                          =========== ========== =========== ========== ==========  ========
December 31, 2007:
   Affiliates............ $11,427,780 $1,307,472 $ 9,978,773 $1,198,833 $1,449,007  $108,639
   Non affiliates........     869,926     99,530     518,666     62,312    351,260    37,218
                          ----------- ---------- ----------- ---------- ----------  --------
   Totals................ $12,297,706 $1,407,002 $10,497,439 $1,261,145 $1,800,267  $145,857
                          =========== ========== =========== ========== ==========  ========

As of December 31, 2008 and 2007, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                            Unearned               Reserves for
                                            Premium    Paid Losses  Losses and
                                            Reserves     and LAE       LAE
                                           ----------- ----------- ------------
December 31, 2008:
   Affiliates............................. $ 8,644,760  $288,984   $34,199,712
   Non-affiliates.........................     504,664   390,595     2,482,579
                                           -----------  --------   -----------
   Total.................................. $ 9,149,424  $679,579   $36,682,291
                                           ===========  ========   ===========
December 31, 2007:
   Affiliates............................. $ 9,978,773  $206,186   $36,527,584
   Non-affiliates.........................     518,666   426,263     2,798,160
                                           -----------  --------   -----------
   Total.................................. $10,497,439  $632,449   $39,325,744
                                           ===========  ========   ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                           NAIC Co.
Reinsurer                                                    Code     Amount
---------                                                  -------- -----------
Affilliates:
   National Union Pool....................................     --   $40,139,967
   American International Reinsurance Co. Ltd.............     --       531,655
   American International Insurance Company...............  32220       379,019
   American International Underwriters Overseas, Ltd......     --       360,438
   Transatlantic Reinsurance Company......................  19453       248,081
   New Hampshire Indemnity Company........................  23833       179,991
   AIG Global Trade and Political Risk Ins Company........  10651       133,185
   United Guaranty Insurance Company......................  11715        36,527
   Lexington Insurance....................................  19437        29,842
   American International Life Assurance Co. of NY (US)...  60607        11,077
   Hartford Steam Boiler Inspection and Insurance Co......  11452         6,995
   American Int'l Specialty Lines Ins Co..................  26883         4,176
   AIG Excess Liability Insurance Company, Ltd............  10932         4,121
   Audubon Insurance Company..............................  19933         1,067
   Other affiliates less than $1.0 million................     --         8,637
                                                            -----   -----------
Total affiliates..........................................          $42,074,778
Non-Affilliates:                                                             --
                                                                    -----------
Total affiliates and non-affiliates.......................          $42,074,778
                                                                    ===========

During 2008, 2007, and 2006, the Company reported in its Statements of Income a statutory loss of $173, $152, and $13,003, respectively, as a result of losses incurred from commutations with the following reinsurers:

Company                                                    2008 2007  2006
-------                                                    ---- ---- -------
Alea Group................................................ $ -- $ -- $ 2,567
Trenwick America..........................................   --   --   8,740
Other reinsurers less than $1.0 million...................  173  152   1,696
                                                           ---- ---- -------
Total                                                      $173 $152 $13,003
                                                           ==== ==== =======

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $118,898 and $86,207, respectively.

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverable balances of $(5,178), $14,497 and $32,562, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

2008                                          Affiliate Non-affiliate  Total
----                                          --------- ------------- --------
Premiums in course of collection............. $428,532     $6,834     $435,366
Reinsurance payable on paid loss and loss
  adjustment expenses........................  502,229      6,457      508,686

2007                                          Affiliate Non-affiliate  Total
----                                          --------- ------------- --------
Premiums in course of collection............. $245,949     $3,398     $249,347
Reinsurance payable on paid loss and loss
  adjustment expenses........................  271,917      6,662      278,579

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                               2008              2007
                                             -------- -------- -------- -------
Caption                                        AIIC    AISLIC    AIIC   AISLIC
-------                                      -------- -------- -------- -------
Premiums in course of collection............ $114,912 $170,132 $111,564 $97,823
Reinsurance payable on paid loss and loss
  adjustment expenses.......................  158,950  210,405  129,736  92,483

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                        2008                  2007
                                                --------------------  -------------------
                                                 Assumed     Ceded     Assumed     Ceded
                                                ---------  ---------  ---------  --------
Reserves transferred:
   Initial reserves............................ $ 228,366  $ 478,934  $ 228,366  $478,934
   Adjustments - prior year(s).................  (166,884)    (9,155)  (183,349)  (26,545)
   Adjustments - current year..................       (39)  (392,797)    16,465    17,390
                                                ---------  ---------  ---------  --------
       Balance as of December 31,..............    61,443     76,982     61,482   469,779
                                                ---------  ---------  ---------  --------
Paid losses recovered:
   Prior year(s)...............................    29,303    400,842     20,484   387,702
   Current year................................    24,768   (329,039)     8,818    13,140
                                                ---------  ---------  ---------  --------
   Total recovered as of December 31,..........    54,071     71,803     29,302   400,842
                                                ---------  ---------  ---------  --------
   Carried reserves as of December 31,......... $   7,372  $   5,179  $  32,180  $ 68,937
                                                =========  =========  =========  ========
Consideration paid or received:
   Initial reserves............................ $ 212,797  $ 291,795  $ 212,797  $291,795
   Adjustments - prior year(s).................  (189,875)   (14,672)  (190,016)  (15,127)
   Adjustments - current year..................        --   (214,088)       140       455
                                                ---------  ---------  ---------  --------
   Total paid as of December 31,............... $  22,922  $  63,035  $  22,921  $277,123
                                                =========  =========  =========  ========
Special surplus from retroactive reinsurance*:
   Initial surplus gain or loss realized....... $      --  $  50,201  $      --  $ 50,201
   Adjustments - prior year(s).................        --      1,873         --     2,416
   Adjustments - current year..................        --    (49,629)        --      (544)
                                                ---------  ---------  ---------  --------
   Balance as of December 31,.................. $      --  $   2,445  $      --  $ 52,073
                                                =========  =========  =========  ========

--------
* Reflects amount recorded to segregated special surplus as of January 1, 2004.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


In 2008, the Company commuted a reinsurance treaty ceded to an affiliate, American International Reinsurance Co., which incepted in 1998 and was accounted for as retroactive reinsurance. The 2008 changes to Reserves Transferred, Paid Losses Recovered, Consideration Paid or Received and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

Reserves transferred.............................. $(401,754)
Paid losses recovered.............................  (355,162)
Consideration received............................  (212,172)
Special surplus from retroactive reinsurance......   (46,592)

The Company's retroactive reinsurance reserve balances (by reinsurer) as of December 31, 2008 and 2007, are set forth in the table below:

                                                           2008           2007
                                                      -------------- ---------------
Reinsurer                                             Assumed Ceded  Assumed  Ceded
---------                                             ------- ------ ------- -------
American International Reinsurance Co................ $   --  $   -- $    -- $46,592
American International Specialty Lines Insurance Co..  2,967      --  27,735      --
PEG Reinsurance Co...................................     --      --      --  14,755
Commerce and Industry Insurance Company of Canada....  4,405      --   4,405      --
Lyndon Property Ins. Co..............................     --   1,785      --   1,206
Transatlantic........................................     --   1,380      --      --
AXA Corporation Solutions............................     --      --      --   1,429
All other reinsurers less than 1.0 million...........     --   2,014      40   4,955
                                                      ------  ------ ------- -------
   Total............................................. $7,372  $5,179 $32,180 $68,937
                                                      ======  ====== ======= =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                              Funds      Funds
                                         Deposit    Deposit    Held      Held
                                         Assets   Liabilities Assets  Liabilities
                                         -------- ----------- ------- -----------
December 31, 2008:
   Direct............................... $     --  $101,097   $    --  $     --
   Assumed..............................       --    97,668    93,433        --
   Ceded................................  559,534        --        --   510,960
                                         --------  --------   -------  --------
   Total................................ $559,534  $198,765   $93,433  $510,960
                                         ========  ========   =======  ========

                                                               Funds      Funds
                                         Deposit    Deposit     Held      Held
                                         Assets   Liabilities  Assets  Liabilities
                                         -------- ----------- -------- -----------
December 31, 2007:
   Direct............................... $     --  $100,407   $     --  $     --
   Assumed..............................       --    99,633    104,412        --
   Ceded................................  793,216        --         --   734,590
                                         --------  --------   --------  --------
   Total................................ $793,216  $200,040   $104,412  $734,590
                                         ========  ========   ========  ========

A reconciliation of the Company's deposit assets and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                                                  2008                   2007
                                         ---------------------  ---------------------
                                          Deposit     Deposit    Deposit     Deposit
                                           Assets   Liabilities   Assets   Liabilities
                                         ---------- ----------- ---------- -----------
Balance at January 1.................... $ 793,216   $ 200,040  $ 854,511   $181,868
   Deposit activity, including loss
     recoveries.........................  (264,327)         83   (112,157)    18,932
   Interest income or expense, net of
     amortization of margin.............    12,739      (1,358)    41,323       (760)
   Non-admitted asset portion...........    17,906          --      9,539         --
                                         ---------   ---------  ---------   --------
Balance at December 31.................. $ 559,534   $ 198,765  $ 793,216   $200,040
                                         =========   =========  =========   ========

                                                  2008                   2007
                                         ---------------------  ---------------------
                                         Funds Held Funds Held  Funds Held Funds Held
                                           Assets   Liabilities   Assets   Liabilities
                                         ---------- ----------- ---------- -----------
Balance at January 1.................... $ 104,412   $ 734,590  $  99,516   $742,591
   Contributions........................        --         152      4,923      1,072
   Withdrawals..........................   (10,979)   (251,335)       (27)   (57,101)
   Interest.............................        --      27,553         --     48,028
                                         ---------   ---------  ---------   --------
Balance at December 31.................. $  93,433   $ 510,960  $ 104,412   $734,590
                                         =========   =========  =========   ========

As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $570,295 and $644,985, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $51,908. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $53,404 and funds held on deposit accounting liability of $1,422.

The Company commuted deposit balances of $49,918 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,585 with European Reinsurance Company Ltd., resulting in a loss of $2,452. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $49,918 and $149,585, respectively.

Note 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreements provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

   . A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

   . Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation
       Section 1.1502-13) of a Qualifying Transaction will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

   . As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

   . The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement (Credit Agreement). Generally, the amended agreement provides that in an asset sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

   . In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $416,916 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from affiliates. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

As of December 31,                                                        2008        2007
------------------                                                     ----------  ----------
Gross deferred tax assets............................................. $1,105,285  $1,270,713
Gross deferred tax liabilities........................................   (143,783)   (664,295)
Non-admitted deferred tax assets in accordance with SSAP No. 10,
  income taxes........................................................   (598,055)   (235,222)
                                                                       ----------  ----------
Net admitted deferred tax assets...................................... $  363,447  $  371,196
                                                                       ==========  ==========
Change in non-admitted deferred tax assets - adjustment to December
  31, 2007 surplus.................................................... $    1,957
Change in non-admitted deferred tax assets - paid in capital..........    307,538
Change in non-admitted deferred tax assets - current year.............     55,295
                                                                       ----------
Change in non admitted deferred tax assets............................ $  364,790
                                                                       ==========

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

For the years ended December 31,                                         2008      2007     2006
--------------------------------                                       --------  -------- --------
Income tax expense on net underwriting and net investment income...... $ 67,928  $424,726 $217,553
Federal income tax adjustment - prior years...........................  (28,151)   85,892  (43,980)
                                                                       --------  -------- --------
Current income tax expense............................................ $ 39,777  $510,618 $173,573
                                                                       ========  ======== ========
Income tax (benefits) on realized capital gains....................... $(13,526) $  3,076 $ 12,835
                                                                       ========  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

As of December 31,                                         2008        2007       Change
------------------                                      ----------  ----------  ---------
Deferred tax assets:
   Loss reserve discount............................... $  378,131  $  405,802  $ (27,671)
   Non-admitted assets.................................    144,894     230,398    (85,504)
   Unearned premium reserve............................    267,944     315,959    (48,015)
   Partnerships........................................    154,142     121,188     32,954
   Bad debt............................................    134,704     155,992    (21,288)
   Investment write downs..............................     21,285      12,161      9,124
   Other temporary differences.........................      4,185      27,256    (23,071)
                                                        ----------  ----------  ---------
       Gross deferred tax assets.......................  1,105,285   1,268,756   (163,471)
   Non-admitted deferred tax assets....................   (598,055)   (235,222)  (362,833)
   Non-admitted deferred tax assets - adjustment to
     December 31, 2007 surplus.........................         --       1,957     (1,957)
                                                        ----------  ----------  ---------
       Admitted deferred tax assets....................    507,230   1,035,491   (528,261)
                                                        ----------  ----------  ---------
Deferred tax liabilities:
   Unrealized capital gains............................    (88,452)   (310,305)   221,853
   Investments.........................................     (3,981)   (311,198)   307,217
   Depreciation........................................    (22,091)    (23,501)     1,410
   Bond discount.......................................    (11,610)     (3,550)    (8,060)
   Other temporary differences.........................    (17,649)    (15,742)    (1,907)
                                                        ----------  ----------  ---------
   Gross deferred tax liabilities......................   (143,783)   (664,296)   520,513
                                                        ----------  ----------  ---------
       Net admitted deferred tax assets................ $  363,447  $  371,195  $  (7,748)
                                                        ==========  ==========  =========
   Gross deferred tax assets........................... $1,105,285  $1,268,756  $(163,471)
   Gross deferred tax liabilities......................   (143,783)   (664,296)   520,513
                                                        ----------  ----------  ---------
   Net deferred tax assets............................. $  961,502  $  604,460  $ 357,042
                                                        ==========  ==========  =========
   Income tax effect of unrealized capital gains.......                          (221,853)
   Capital contribution as a result of new tax sharing
     agreement.........................................                          (307,538)
                                                                                ---------
   Change in net deferred income taxes.................                         $(172,349)
                                                                                =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                             2008                   2007                   2006
                                                    ---------------------  ---------------------  ---------------------
                                                      Amount    Tax Effect   Amount    Tax Effect   Amount    Tax Effect
                                                    ----------  ---------- ----------  ---------- ----------  ----------
Net income before federal income taxes and capital
  gains taxes...................................... $1,395,995  $ 488,598  $1,798,601  $ 629,510  $1,307,263  $ 457,542
Book to tax adjustments:
   Tax exempt income...............................   (479,107)  (167,687)   (766,259)  (268,191)   (422,522)  (147,883)
   Dividends received deductions...................   (503,426)  (176,199)   (139,912)   (48,969)   (164,797)   (57,679)
   Meals and entertainment.........................      1,490        522       1,846        646       1,174        411
   Non-deductible penalties........................        803        281       1,592        557       1,620        567
   Change in non-admitted assets...................    244,297     85,504     (29,824)   (10,439)   (247,883)   (86,759)
   Federal income tax adjustments - prior year.....         --      5,332          --     80,466          --     (3,019)
   Non-taxable gains...............................   (213,276)   (74,647)         --         --          --         --
   Change in tax reserves..........................         --     27,569          --     38,078          --         --
   Other...........................................     26,651      9,327          --         --          --    (10,524)
                                                    ----------  ---------  ----------  ---------  ----------  ---------
       Total book to tax adjustments...............   (922,568)  (289,998)   (932,557)  (207,852)   (832,408)  (304,886)
                                                    ----------  ---------  ----------  ---------  ----------  ---------
Total federal taxable income and tax                $  473,427  $ 198,600  $  866,044  $ 421,658  $  474,855  $ 152,656
                                                    ==========  =========  ==========  =========  ==========  =========
Current federal income tax.........................             $  39,777              $ 510,618              $ 173,573
Income tax on net realized capital gains...........               (13,526)                 3,076                 12,835
Change in net deferred income taxes................               172,349                (92,036)               (33,752)
                                                                ---------              ---------              ---------
Total federal income tax                                        $ 198,600              $ 421,658              $ 152,656
                                                                =========              =========              =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

Current year............................ $ 67,927
                                         --------
First preceding year....................  341,131
                                         ========

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2008, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $53,271 during 2008, $304,501 during 2007 and $764,410 during 2006.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

Year Ended December 31, 2008                                   2008     2007
----------------------------                                 --------  -------
   Gross unrecognized tax benefits at January 1............. $ 40,469  $ 5,455
   Increases in tax positions for prior years...............   63,063   35,014
   Decreases in tax positions for prior years...............     (683)      --
   Increases in tax positions for current years.............       --       --
   Lapse in statute of limitations..........................       --       --
   Settlements..............................................       --       --
                                                             --------  -------
Gross unrecognized tax benefits at December 31,              $102,849  $40,469
                                                             ========  =======

As of December 31, 2008 and 2007, the Company' unrecognized tax benefits, excluding interest and penalties, were $102,849 and $40,469, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $34,655 and zero, respectively, related to tax positions (the disallowance of which would not affect the effective tax rate). Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $68,194 and $40,469 respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $9,400 and $7,445 respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,956 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

Major Tax Jurisdictions                                         Open Tax Years
-----------------------                                         --------------
United States..................................................  2000 - 2007

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. Pension Plan

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

As of December 31,                                         2008        2007
------------------                                      ----------  ----------
Fair value of plan assets.............................. $2,723,034  $3,004,869
Less projected benefit obligation......................  3,378,510   2,719,971
Funded status.......................................... $ (655,476) $  284,898

   The Company's share of net expense for the qualified pension plan was to $7,149, $5,279 and $9,500 for the years ended December 31, 2008, 2007 and
   2006, respectively. The allocation from the holding company is based on payroll for the Company.

   In March 2009, AIG contributed approximately $420,000 to the AIG US retirement plan.

B. Postretirement Benefit Plans

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age
   65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences, as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $280, $328 and $300 for the years ended December 31, 2008, 2007 and 2006, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

As of December 31,                                  2008              2007              2006
------------------                            ----------------- ----------------- -----------------
Discount rate................................       6.50%             6.50%             6.00%
Rate of compensation increase (average)......       4.25%             4.25%             4.25%
Measurement date............................. December 31, 2008 December 31, 2007 December 31, 2006
Medical cost trend rate......................        N/A               N/A               N/A

C. Stock Options and Deferred Compensation Plan

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $19,161, $14,808 and $6,588, respectively, of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Absences

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E. Impact of Medicare Modernization Act on Post Retirement Benefits

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. Capital and Surplus

   The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

                                                           2008        2007
                                                       -----------  ----------
Unrealized gains and losses........................... $ 5,805,880  $6,793,943
Non-admitted asset values............................. $(1,188,887) $ (983,843)
Provision for reinsurance............................. $  (100,847) $ (121,714)

   In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $431,823. The use of these assets was approved by the domiciliary regulator.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $170,440 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B. Risk-Based Capital Requirements

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


C. Dividend Restrictions

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2008, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2008, the maximum dividend payments, which may be made without prior approval during 2009, is approximately $1,369,744.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2008, the Company paid $1,737,225 in dividends to AIGCIG which included $1,212,225 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the Commonwealth of Pennsylvania. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A. Legal Proceedings

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

   The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On
   April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On
   June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
                                                   ----------------------------------  ----------------------------
                                                      2008        2007        2006       2008      2007      2006
                                                   ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year.......... $1,037,645  $1,159,145  $1,148,049  $144,753  $188,294  $304,714
   Incurred losses and LAE........................    103,898      36,688     168,760   (14,424)     (494)  (80,032)
   Calendar year paid losses and LAE..............   (185,968)   (158,189)   (157,664)  (19,021)  (43,047)  (36,388)
                                                   ----------  ----------  ----------  --------  --------  --------
Loss and LAE Reserves, end of year                 $  955,575  $1,037,644  $1,159,145  $111,308  $144,753  $188,294
                                                   ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year.......... $   94,635  $  102,751  $  102,810  $  6,262  $  5,223  $  6,926
   Incurred losses and LAE........................     13,277       5,447      15,128      (776)    1,463    (1,543)
   Calendar year paid losses and LAE..............    (16,740)    (13,563)    (15,187)     (128)     (424)     (160)
                                                   ----------  ----------  ----------  --------  --------  --------
Loss and LAE reserves, end of year                 $   91,172  $   94,635  $  102,751  $  5,358  $  6,262  $  5,223
                                                   ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  489,872  $  562,722  $  547,037  $ 75,608  $ 97,333  $142,476
   Incurred losses and LAE........................     29,204      10,719      88,346        34     1,785   (23,564)
   Calendar year paid losses and LAE..............    (81,242)    (83,569)    (72,661)   14,791   (23,510)  (21,579)
                                                   ----------  ----------  ----------  --------  --------  --------
Loss and LAE reserves, end of year                 $  437,834  $  489,872  $  562,722  $ 90,433  $ 75,608  $ 97,333
                                                   ==========  ==========  ==========  ========  ========  ========

   The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses        Environmental Losses
                                                   -------------------------- -----------------------
                                                     2008     2007     2006    2008    2007    2006
                                                   -------- -------- -------- ------- ------- -------
Direct basis...................................... $553,517 $653,522 $777,367 $41,812 $59,210 $74,353
Assumed reinsurance basis.........................   39,647   47,441   65,323     102   1,257     648
Net of ceded reinsurance basis....................  251,965  331,405  399,766  20,141  27,383  39,609

   The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
                                                   ----------------------- -----------------------
                                                    2008    2007    2006    2008    2007    2006
                                                   ------- ------- ------- ------- ------- -------
Direct basis...................................... $61,469 $72,614 $86,374 $17,919 $25,376 $31,866
Assumed reinsurance basis.........................   7,520   6,935   7,258     115     370     278
Net of ceded reinsurance basis....................  31,111  36,486  44,418   8,703  11,567  16,975

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


   Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $91,142, $42,333 and $42,200 in 2008, 2007 and 2006,
   respectively.

   At January 1, 2009, the minimum aggregate annual rental commitments are as follows:

   2009............................................................. $ 95,358
   2010.............................................................  100,871
   2011.............................................................  100,967
   2012.............................................................  102,304
   2013.............................................................   88,469
   Thereafter.......................................................  460,387
                                                                     --------
   Total minimum lease payments..................................... $948,356
                                                                     ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements; the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $897,711 and included unrecorded loss contingencies of $871,999.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $408,533. The Company expects only a small portion of this additional capital will be called upon during 2009.

   The Company has committed to provide (Pounds)50,000 in capital to a Lloyd's Syndicate. The Company accrued a loss of $21,349 at December 31, 2008.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

   The Company underwrites a significant concentration of its direct business with brokers.

   The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $360, $130 and $1,419, respectively, and were reported as Other Income in the accompanying statements of income.

   As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of Admitted assets were comprised of the following balances:

Other Admitted Assets                                      2008       2007
---------------------                                   ---------  ---------
Accrued recoverables and other assets.................. $ 122,345  $  16,717
Allowance for doubtful accounts........................  (375,946)  (414,096)
Guaranty funds receivable or on deposit................    19,086     19,495
Loss funds on deposit..................................    60,882    101,440
Outstanding loss drafts - suspense accounts............   332,286    454,210
Retroactive reinsurance recoverable....................     6,583     14,159
                                                        ---------  ---------
   Total other admitted assets......................... $ 165,236  $ 191,925
                                                        =========  =========

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $54,318 and $41,195, respectively, with related assets for premium tax credits of $19,086 and $19,495, respectively. Of the amount accrued, the Company expects to pay approximately $35,231 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,891 of premium tax offset credits and the associated liability in years two through five. The remaining $7,195 will be realized between years five and ten.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $375,946 and $414,096, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $50,530, $94,880 and $52,526, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statement of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other Liabilities                                              2008     2007
-----------------                                            -------- --------
Accrued retrospective premiums.............................. $ 59,542 $ 43,897
Amounts withheld or retained by company for account of
  others....................................................    5,957   14,947
Deferred commission earnings................................   11,667   12,550
Loss clearing...............................................    8,019   16,177
Remittances and items not allocated.........................   31,821   41,289
Retroactive reinsurance payable.............................    7,255   17,205
Other liabilities, includes suspense accounts, experience
  account balances and certain accruals.....................   90,290  225,941
                                                             -------- --------
   Total other liabilities.................................. $214,551 $372,006
                                                             ======== ========

Events Occurring at the AIG Level

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York (NY Fed). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to
(i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)


On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of LSP Holdings LLC. LSP Holdings LLC is an affiliate of the Company and a wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes, which will be classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively and have been rated by A.M Best. The Department has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes.

In connection with the issuance of the notes, AIG LS Holdings LLC, a wholly-owned subsidiary of LSP Holdings LLC, used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties

In February 2009, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

On March 2, 2009, AIG also announced its intent to form a General Insurance holding Company including its Commercial Insurance Group (including the Company), Foreign General unit, and other property and casualty operations, to be called AIU Holdings, Inc., with a board of directors, management team, and brand distinct from AIG. The establishment of AIU Holdings, Inc. will assist AIG in preparing for the potential sale of a minority stake in the business.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The 21st Century Insurance Group has a carrying value of $211,957 at December 31, 2008.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase,

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2008, 2007 AND 2006

                                (000'S OMITTED)

on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of National Union, to a newly-formed special purpose vehicle
(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from National Union its equity interests in International Lease Finance Corporation and United Guaranty Corporation. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans (including those disclosed in Note 14) could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

                            PART C: OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (1)

     (2) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

(b)  Custodian Agreements. Inapplicable

(c)  Underwriting Contracts.

     (1) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (7)

     (2)  Form of Selling Group Agreement. (9)

(d)  Contracts.

     (1) Form of Group Flexible Premium Variable Life Insurance Policy - Non-Participating, Form No. 11GVULD997. (2)

     (2) Form of Group Flexible Premium Variable Life Insurance Certificate, Form No. 16GVULD997. (2)

(e)  Applications.

     (1) Form of Application for Group Flexible Premium Variable Life Insurance Policy, Form No. 14COLI400. (7)

     (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (Filed herewith)

     (3)  Form of Subaccount Transfer Request Form. (Filed herewith)

     (4)  Form of Premium Allocation Form. (Filed herewith)

     (5)  Form of Loan/Surrender Request Form. (Filed herewith)

     (6)  Form of Dollar Cost Averaging Request Form. (Filed herewith)

     (7)  Form of Change Request Form. (7)

     (8)  Form of Reallocation and Rebalancing Request Form. (Filed herewith)

     (9)  Form of Automatic Rebalancing Request. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1)  By-Laws of AIG Life Insurance Company, restated as of April 27, 2005.
          (4)

     (2) Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

     (3) Restated Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

     (4) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (7)

     (5) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (9)

(g)  Reinsurance Contracts.

     (1) Reinsurance Agreement between AIG Life & AXA Corporate Solutions Life Reinsurance Company. (16)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and AIG Life Insurance Company. (7)

     (1)(b) Form of Amendment to Participation Agreement among Alliance Variable Products Series Fund, Inc. and AIG Life Insurance Company.
             (7)

     (2)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company.
             (8)

     (2)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company, effective January 1, 2001. (8)

     (3)(a) Form of Participation Agreement by and among Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Securities, Inc. and AIG Life Insurance Company.
             (8)

     (4)(a) Form of Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (4)(b) Form of Amendment to Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company, dated July 23, 1999. (8)

     (4)(c) Form of Fifth Amendment to Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company, dated January 2, 2001. (8)

     (5)(a) Form of Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (5)(b) Form of Amendment to Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company, dated July 23, 1999. (8)

     (5)(c) Form of Fifth Amendment to Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company, dated January 2, 2001.
             (8)

     (6)(a) Form of Participation Agreement by and among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (7)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (8)

     (7)(b) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 1, 2001. (8)

     (7)(c) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 3, 2004. (10)

     (7)(d) Form of Amendment No. 3 to Participation Agreement as of March 31, 2006 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (13)

     (7)(e) Form of Amendment No. 5 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AIG Life Insurance Company and American General Equity Services Corporation, dated as of March 1, 2009. (Filed herewith)

     (8)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and AIG Life Insurance Company. (10)

     (9)(a) Form of Fund Participation Agreement by and between J.P. Morgan Series Trust II and AIG Life Insurance Company. (8)

     (9)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between J.P. Morgan Series Trust II and AIG Life Insurance Company, dated June 16, 2003. (10)

     (10)(a) Form of Participation Agreement by and among Merrill Lynch Variable Series Funds, Inc., FAM Distributors, Inc. and AIG Life Insurance Company. (8)

     (11)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and AIG Life Insurance Company. (6)

     (11)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and AIG Life Insurance Company, dated October 1, 2001. (7)

     (12)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (10)

     (12)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (10)

     (13)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and AIG Life Insurance Company. (8)

     (14)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (7)

     (14)(b) Form of Amendment No. 1 to Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (7)

     (15)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (8)

     (16)(a) Form of Administrative Services Agreement by and among Credit Suisse Asset Management, LLC and AIG Life Insurance Company. (8)

     (17)(a) Form of Amended and Restated Administrative Services Agreement by and between Franklin Templeton Services, LLC and AIG Life Insurance Company. (Filed herewith)

     (18)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and AIG Life Insurance Company. (16)

     (19)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and AIG Life Insurance Company. (16)

     (20)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and AIG Life Insurance Company. (16)

     (21)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and AIG Life Insurance Company. (16)

     (22)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and AIG Life Insurance Company. (16)

     (23)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and AIG Life Insurance Company. (16)

     (24)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and AIG Life Insurance Company. (16)

     (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and AIG Life Insurance Company. (16)

     (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and AIG Life Insurance Company. (16)

     (27)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and AIG Life Insurance Company. (16)

     (28)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and AIG Life Insurance Company. (16)

     (29)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and AIG Life Insurance Company. (16)

     (30)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (16)

(i)  Administrative Contracts.

     (1) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (7)

     (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (7)

     (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (7)

     (4) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (7)

     (5) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, effective January 1, 2002. (7)

     (6) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (9)

     (7) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (10)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (4)

     (2) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (4)

     (3) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (15)

(k)  Legal Opinions.

     (1) Opinion and Consent of Kenneth D. Walma, Vice President and Counsel, AIG Life Insurance Company. (3)

     (2) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (11)

     (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (11)

(l)  Actuarial Opinions.

     (1)  Opinion and Consent of AIG Life Insurance Company's actuary. (3)

     (2)  Opinion and Consent of AIG Life Insurance Company's actuary. (7)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of AIG Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (Filed herewith)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.
          (12)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa.
          (14)

     (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (17)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 13, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 16, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 27, 2004.

(10) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(11) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on October 24, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 24, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2006.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 22, 2006.

(15) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(16) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

Senior GE>


(17) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

Item 27. Directors and Officers of the Depositor

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Rodney O. Martin, Jr.        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff          Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong           Director, President - AIG Benefit Solutions Profit
3600 Route 66                Center and Chief Executive Officer - AIG Benefit
Neptune, NJ 07754-1580       Solutions Profit Center

Mary Jane B. Fortin          Director, Senior Executive Vice President,
2929 Allen Parkway           Chief Financial Officer and Chief Administrative
Houston, TX 77019            Officer

Richard A. Hollar            Director, President-Life Profit Center and Chief
2929 Allen Parkway           Executive Officer-Life Profit Center
Houston, TX 77019

Royce G. Imhoff, II          Director, President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary             Director, President-Specialty Markets Group and
2929 Allen Parkway           Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick              Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift         Director
2929 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
James W. Weakley             Director, President-AIG Benefit Solutions Profit
2929 Allen Parkway           Center, Chief Executive Officer-AIG Benefit
Houston, TX 77019            Solutions Profit Center and Chairman AIG Benefit
                             Solutions Profit Center

Matthew Winter               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Dennis Roberts               President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard D. Schuettner        President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                  President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele             President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                     President - Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson           Executive Vice President and Chief Information
2929 Allen Parkway           Officer
Houston, TX 77019

Rodney N. Hook               Executive Vice President-AIG Benefit Solutions
3600 Route 66                Profit Center and Chief Risk Officer-AIG Benefit
Neptune, NJ 07754            Solutions Profit Center

Kyle L. Jennings             Executive Vice President, General Counsel and
2929 Allen Parkway           Secretary
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Patricia H. Miller           Executive Vice President - Human Resources
2929 Allen Parkway
Houston, TX 77019

Gary Parker                  Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan                Executive Vice President and Chief Operations
2929 Allen Parkway           Officer
Houston, TX 77019

Steven D. Anderson           Senior Vice President-Life Profit Center and Chief
2929 Allen Parkway           Financial Officer-Life Profit Center
Houston, TX 77019

Erik A. Baden                Senior Vice President-Strategic Marketing and
2929 Allen Parkway           Business Development
Houston, TX 77019

Wayne A. Barnard             Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein          Senior Vice President and Chief and Appointed
2727-A Allen Parkway         Actuary
Houston, TX 77019

Patricia A. Bosi             Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

J. Thomas Burkhard, Jr.      Senior Vice President and Chief Operating Officer -
2727 Allen Parkway           Life Profit Center
Houston, TX 77019

Don Cummings                 Senior Vice President and Chief Accounting Officer
2727-A Allen Parkway
Houston, TX 77019

Donna F. Fahey               Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
James A. Galli               Senior Vice President and Chief Business
70 Pine Street               Development Officer
New York, NY 10270

Robert M. Goldbloom          Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding         Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.       Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Althea R. Johnson            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy              Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Mark R. McGuire              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien          Senior Vice President, Chief Marketing
2929 Allen Parkway           Officer-Independent Agency Group
Houston, TX 77019

Barry Pelletteri             Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps            Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris Ayers                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon              Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel               Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski          Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen            Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Timothy H. Bolden            Vice President, Chief Compliance Officer and Deputy
2727-A Allen Parkway         General Counsel
Houston, TX 77019

David R. Brady               Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman         Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

James B. Brown               Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield         Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey          Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs               Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi             Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia              Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack           Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield       Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Timothy M. Donovan           Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi          Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze             Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Frederick J. Garland, Jr.    Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                   Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                 Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette          Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer         Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger        Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Joel H. Hammer               Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington          Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Keith C. Honig               Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Donald E. Huffner            Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Walter P. Irby               Vice President and Chief Financial Officer -
2929 Allen Parkway           Specialty Markets Group
Houston, TX 77019

Karen M. Isaacs              Vice President
3600 Route 66
Neptune, NJ 07754

Robert J. Ley                Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett         Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash              Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                Vice President, Real Estate Investment Officer and
2929 Allen Parkway           Assistant Secretary
Houston, TX 77019

Melvin C. McFall             Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland         Vice President
2727-A Allen Parkway
Houston, TX 77019

Beverly A. Meyer             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Candace A. Michael           Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller             Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael R. Murphy            Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols              Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna Osmonson              Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.         Vice President, Real Estate Investment Officer and
2929 Allen Parkway           Assistant Secretary
Houston, TX 77019

Lori J. Payne                Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival            Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel             Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                Vice President
175 Water Street
New York, NY 10038

Name and Principal           Positions and Offices with Depositor
Business Address             AIG Life Insurance Company
------------------           ---------------------------------------------------
Walter J. Rudecki, Jr.       Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben           Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael Sibley               Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                  Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires               Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                 Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton          Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba            Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh              Vice President
3600 Route 66
Neptune, NJ 07754

Christian D. Weiss           Vice President
3051 Hollis Drive
Springfield, IL 62704

Ronald J. Williams           Vice President
3600 Route 66
Neptune, NJ 07754

Name and Principal          Positions and Offices with Depositor
Business Address            AIG Life Insurance Company
-------------------------   ----------------------------------------------------
Lauren W. Jones             Chief Counsel - Product Development and Assistant
2929 Allen Parkway          Secretary
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-09-0037734, filed March 2, 2009.

                               SUBSIDIARIES OF AIG

                                                                                                             Percentage
                                                                                                             of Voting
                                                                                                             Securities
                                                                                        Jurisdiction of       held by
                                                                                       Incorporation or      Immediate
As of December 31, 2008                                                                  Organization       Parent/(1)/
----------------------------------------------------------------------------------   --------------------   -----------
American International Group, Inc./(2)/                                                          Delaware         /(3)/
   AIG Capital Corporation                                                                       Delaware      100
      AIG Capital India Private Limited                                                             India    99.99/(4)/
         AIG Global Asset Management Company (India) Private Limited                                India       99/(5)/
      AIG Consumer Finance Group, Inc.                                                           Delaware      100
         AIG Bank Polska S.A.                                                                      Poland    99.92
         AIG Credit S.A.                                                                           Poland      100
         Compania Financiera Argentina S.A.                                                     Argentina      100
      AIG Credit Corp.                                                                           Delaware      100
         A.I. Credit Consumer Discount Company                                               Pennsylvania      100
         A.I. Credit Corp.                                                                  New Hampshire      100
         AICCO, Inc.                                                                             Delaware      100
         AICCO, Inc.                                                                           California      100
         AIG Credit Corp. of Canada                                                                Canada      100
         Imperial Premium Funding, Inc.                                                          Delaware      100
      AIG Equipment Finance Holdings, Inc.                                                       Delaware      100
         AIG Commercial Equipment Finance, Inc.                                                  Delaware      100
            AIG Commercial Equipment Finance Company, Canada                                       Canada      100
         AIG Rail Services, Inc.                                                                 Delaware      100
      AIG Finance Holdings, Inc.                                                                 New York      100
         AIG Finance (Hong Kong) Limited                                                        Hong Kong      100
      AIG Global Asset Management Holdings Corp.                                                 Delaware      100
         AIG Asset Management Services, Inc.                                                     Delaware      100
         AIG Capital Partners, Inc.                                                              Delaware      100
         AIG Equity Sales Corp.                                                                  New York      100
         AIG Global Investment Corp.                                                           New Jersey      100
         AIG Global Real Estate Investment Corp.                                                 Delaware      100
         AIG Securities Lending Corp.                                                            Delaware      100
         Brazos Capital Management, L.P.                                                         Delaware      100

                               SUBSIDIARIES OF AIG

                                                                                                            Percentage
                                                                                                             of Voting
                                                                                                            Securities
                                                                                        Jurisdiction of       held by
                                                                                       Incorporation or      Immediate
As of December 31, 2008                                                                  Organization       Parent/(1)/
----------------------------------------------------------------------------------   --------------------    ----------
   American General Finance, Inc.                                                                 Indiana      100
      American General Auto Finance, Inc.                                                        Delaware      100
      American General Finance Corporation                                                        Indiana      100
         Merit Life Insurance Co.                                                                 Indiana      100
         MorEquity, Inc.                                                                           Nevada      100
            Wilmington Finance, Inc.                                                             Delaware      100
         Ocean Finance and Mortgages Limited                                                      England      100
         Yosemite Insurance Company                                                               Indiana      100
            CommoLoCo, Inc.                                                                   Puerto Rico      100
      American General Financial Services of Alabama, Inc.                                       Delaware      100
   International Lease Finance Corporation                                                     California    67.23/(6)/
AIG Federal Savings Bank                                                                              USA      100
AIG Financial Advisor Services, Inc.                                                             Delaware      100
     AIG Global Investment (Luxembourg) S.A.                                                   Luxembourg      100
AIG Financial Products Corp.                                                                     Delaware      100
     AIG Matched Funding Corp.                                                                   Delaware      100
     Banque AIG S.A.                                                                               France       90/(7)/
AIG Funding, Inc.                                                                                Delaware      100
AIG Global Trade & Political Risk Insurance Company                                            New Jersey      100
AIG Israel Insurance Company Ltd.                                                                  Israel    50.01
AIG Kazakhstan Insurance Company                                                               Kazakhstan       60
AIG Life Holdings (International) LLC                                                            Delaware      100
   AIG Star Life Insurance Co., Ltd.                                                                Japan      100
   American International Reinsurance Company, Ltd.                                               Bermuda      100
      AIG Edison Life Insurance Company                                                             Japan       90/(8)/
      American International Assurance Company, Limited                                         Hong Kong      100
      American International Assurance Company (Australia) Limited                              Australia      100
      American International Assurance Company (Bermuda) Limited                                  Bermuda      100
         AIG Life Insurance (Vietnam) Company Limited                                             Vietnam      100
         Tata AIG Life Insurance Company Limited                                                    India       26
      Nan Shan Life Insurance Company, Limited                                                     Taiwan    97.57
AIG Life Holdings (US), Inc.                                                                        Texas      100
   AGC Life Insurance Company                                                                    Missouri      100
      AIG Annuity Insurance Company                                                                 Texas      100
      AIG Life Holdings (Canada), ULC                                                              Canada      100
         AIG Assurance Canada                                                                      Canada      100
         AIG Life Insurance Company of Canada*                                                     Canada      100
      AIG Life Insurance Company                                                                 Delaware      100
      AIG Life of Bermuda, Ltd.                                                                   Bermuda      100
      American General Bancassurance Services, Inc.                                              Illinois      100
      American General Life and Accident Insurance Company                                      Tennessee      100
         Volunteer Vermont Holdings, LLC                                                          Vermont      100
      American General Life Insurance Company                                                       Texas      100
         AIG Enterprise Services, LLC                                                            Delaware      100
         American General Annuity Service Corporation                                               Texas      100
         American General Life Companies, LLC                                                    Delaware      100
         The Variable Annuity Life Insurance Company                                                Texas      100
            AIG Retirement Services Company                                                         Texas      100

                               SUBSIDIARIES OF AIG

                                                                                                            Percentage
                                                                                                             of Voting
                                                                                                            Securities
                                                                                        Jurisdiction of       held by
                                                                                       Incorporation or      Immediate
As of December 31, 2008                                                                  Organization       Parent/(1)/
----------------------------------------------------------------------------------   --------------------   ----------
      American General Property Insurance Company                                               Tennessee      100
           American General Property Insurance Company of Florida                                 Florida      100
      American International Life Assurance Company of New York                                  New York      100
      The United States Life Insurance Company in the City of New York                           New York      100
   American General Assurance Company                                                            Illinois      100
         American General Indemnity Company                                                      Illinois      100
   American General Investment Management Corporation                                            Delaware      100
   American General Realty Investment Corporation                                                   Texas      100
   Knickerbocker Corporation                                                                        Texas      100
AIG Life Insurance Company (Switzerland) Ltd.                                                 Switzerland      100
AIG Liquidity Corp.                                                                              Delaware      100
AIG Privat Bank AG*                                                                           Switzerland      100
AIG Property Casualty Group, Inc.                                                                Delaware      100
   AIG Commercial Insurance Group, Inc.                                                          Delaware      100
      AIG Aviation, Inc.                                                                          Georgia      100
      AIG Casualty Company                                                                   Pennsylvania      100
      AIG Commercial Insurance Agency, Inc.                                                    New Jersey      100
      AIG Commercial Insurance Company of Canada                                                   Canada      100
      AIG Risk Management, Inc.                                                                  New York      100
      American Home Assurance Company                                                            New York      100
         AIG General Insurance (Malaysia) Berhad                                                 Malaysia      100
         AIG Hawaii Insurance Company, Inc.                                                        Hawaii      100
            American Pacific Insurance Company, Inc.                                               Hawaii      100
         American International Realty Corp.                                                     Delaware     31.5/(9)/
         Pine Street Real Estate Holdings Corp.                                             New Hampshire    31.47/(10)/
         Transatlantic Holdings, Inc.                                                            Delaware    33.24/(11)/
            Transatlantic Reinsurance Company                                                    New York      100
               Putnam Reinsurance Company                                                        New York      100
               Trans Re Zurich                                                                Switzerland      100
      Audubon Insurance Company                                                                 Louisiana      100
         Agency Management Corporation                                                          Louisiana      100
            The Gulf Agency, Inc.                                                                 Alabama      100
         Audubon Indemnity Company                                                            Mississippi      100
      Commerce and Industry Insurance Company                                                    New York      100
         American International Insurance Company                                                New York       75/(12)/
            AIG Advantage Insurance Company                                                     Minnesota      100
            American International Insurance Company of California, Inc.                       California      100
            American International Insurance Company of New Jersey                             New Jersey      100
      The Insurance Company of the State of Pennsylvania                                     Pennsylvania      100
      Landmark Insurance Company                                                               California      100
      National Union Fire Insurance Company of Pittsburgh, Pa                                Pennsylvania      100
         AIG Domestic Claims, Inc.                                                               Delaware      100
         AIG Excess Liability Insurance Company Ltd.                                             Delaware      100
            AIG Excess Liability Insurance International Limited                                  Ireland      100
         American International Specialty Lines Insurance Company                                Illinois       70/(13)/
         Lexington Insurance Company                                                             Delaware       70/(14)/
            AIG Centennial Insurance Company                                                 Pennsylvania      100
               AIG Auto Insurance Company of New Jersey                                        New Jersey      100

                               SUBSIDIARIES OF AIG

                                                                                                            Percentage
                                                                                                             of Voting
                                                                                                            Securities
                                                                                        Jurisdiction of       held by
                                                                                       Incorporation or      Immediate
As of December 31, 2008                                                                  Organization       Parent/(1)/
----------------------------------------------------------------------------------   --------------------   -----------
               AIG Preferred Insurance Company                                               Pennsylvania      100
               AIG Premier Insurance Company                                                 Pennsylvania      100
                     AIG Indemnity Insurance Company                                         Pennsylvania      100
            JI Accident & Fire Insurance Company, Ltd.                                              Japan       50
         National Union Fire Insurance Company of Louisiana                                     Louisiana      100
         National Union Fire Insurance Company of Vermont                                         Vermont      100
         21st Century Insurance Group                                                            Delaware       32/(15)/
            21st Century Casualty Company                                                      California      100
            21st Century Insurance Company                                                     California      100
            21st Century Insurance Company of the Southwest                                         Texas      100
         United Guaranty Corporation                                                       North Carolina    45.88/(16)/
            A.I.G. Mortgage Holdings Israel, Ltd.                                                  Israel      100
               E.M.I.-Ezer Mortgage Insurance Company Ltd.                                       Israel        100
         AIG United Guaranty Agenzia di Assicurazione S.R.L                                         Italy      100
         AIG United Guaranty Insurance (Asia) Limited                                           Hong Kong      100
         AIG United Guaranty Mexico, S.A.                                                          Mexico      100
         AIG United Guaranty Mortgage Insurance Company Canada                                     Canada      100
         AIG United Guaranty Re Limited                                                           Ireland      100
         United Guaranty Insurance Company                                                 North Carolina      100
         United Guaranty Mortgage Insurance Company                                        North Carolina      100
         United Guaranty Mortgage Insurance Company of North Carolina                      North Carolina      100
         United Guaranty Partners Insurance Company                                               Vermont      100
         United Guaranty Residential Insurance Company                                     North Carolina    75.03/(17)/
            United Guaranty Credit Insurance Company                                       North Carolina      100
            United Guaranty Commercial Insurance Company of North Carolina                 North Carolina      100
            United Guaranty Mortgage Indemnity Company                                     North Carolina      100
         United Guaranty Residential Insurance Company of North Carolina                   North Carolina      100
         United Guaranty Services, Inc.                                                    North Carolina      100
      New Hampshire Insurance Company                                                        Pennsylvania      100
         American International Pacific Insurance Company                                        Colorado      100
         American International South Insurance Company                                      Pennsylvania      100
         Granite State Insurance Company                                                     Pennsylvania      100
         Illinois National Insurance Co.                                                         Illinois      100
         New Hampshire Indemnity Company, Inc.                                               Pennsylvania      100
            AIG National Insurance Company, Inc.                                                 New York      100
         New Hampshire Insurance Services, Inc.                                             New Hampshire      100
      Risk Specialists Companies, Inc.                                                           Delaware      100
   AIG Marketing, Inc.                                                                           Delaware      100
   American International Insurance Company of Delaware                                          Delaware      100
   Hawaii Insurance Consultants, Ltd.                                                              Hawaii      100
   HSB Group, Inc.*                                                                              Delaware      100
      The Hartford Steam Boiler Inspection and Insurance Company                              Connecticut      100
         The Hartford Steam Boiler Inspection and Insurance Company of Connecticut            Connecticut      100
         HSB Engineering Insurance Limited                                                        England      100
            The Boiler Inspection and Insurance Company of Canada                                  Canada      100
AIG Retirement Services, Inc.                                                                    Delaware      100
   SunAmerica Life Insurance Company                                                              Arizona      100
         AIG SunAmerica Life Assurance Company                                                    Arizona      100

                               SUBSIDIARIES OF AIG

                                                                                                            Percentage
                                                                                                             of Voting
                                                                                                            Securities
                                                                                        Jurisdiction of       held by
                                                                                       Incorporation or      Immediate
As of December 31, 2008                                                                  Organization       Parent/(1)/
----------------------------------------------------------------------------------   --------------------   -----------
            AIG SunAmerica Asset Management Corp.                                                Delaware      100
               SunAmerica Capital Services, Inc.                                                 Delaware      100
      SunAmerica Investments, Inc.                                                                Georgia      100
         AIG Advisor Group, Inc.                                                                 Maryland      100
            SagePoint Financial Advisors, Inc.                                                   Delaware      100
            Advantage Capital Corporation                                                        New York      100
            American General Securities Incorporated                                                Texas      100
            Financial Service Corporation                                                        Delaware      100
               FSC Securities Corporation                                                        Delaware      100
            Royal Alliance Associates, Inc.                                                      Delaware      100
      First SunAmerica Life Insurance Company                                                    New York      100
AIG Global Services, Inc.                                                                   New Hampshire      100
AIG Trading Group Inc.                                                                           Delaware      100
     AIG International Inc.                                                                      Delaware      100
AIU Holdings LLC                                                                                 Delaware      100
   AIG Central Europe & CIS Insurance Holdings Corporation                                       Delaware      100
      AIG Bulgaria Insurance Company EAD                                                         Bulgaria      100
      AIG Czech Republic pojistovna, a.s                                                   Czech Republic      100
   AIG Egypt Insurance Company S.A.E.                                                               Egypt    94.98
   AIG Memsa Holdings, Inc.                                                                      Delaware      100
      AIG Hayleys Investment Holdings (Private) Ltd.                                            Sri Lanka       80
         Hayleys AIG Insurance Company Limited                                                  Sri Lanka      100
      AIG Iraq, Inc.                                                                             Delaware      100
      AIG Lebanon S.A.L                                                                           Lebanon      100
      AIG Libya, Inc.                                                                            Delaware      100
      AIG Sigorta A.S                                                                              Turkey      100
      Tata AIG General Insurance Company Limited                                                    India       26
   AIU Africa Holdings, Inc.                                                                     Delaware      100
      AIG Kenya Insurance Company Limited                                                           Kenya    66.67
   AIU Insurance Company                                                                         New York      100
      AIG General Insurance Company China Limited                                                   China      100
      AIG General Insurance (Taiwan) Co., Ltd.                                                     Taiwan      100
   American International Underwriters Corporation                                               New York      100
      AIG Takaful-Enaya B.S.C.(c)                                                                 Bahrain      100
      American International Insurance Company of Puerto Rico                                 Puerto Rico      100
      Arabian American Insurance Company (Bahrain) E.C                                            Bahrain      100
      La Meridional Compania Argentina de Seguros S.A.                                          Argentina      100
      La Seguridad de Centroamerica, Compania de Seguros S.A.                                   Guatemala      100
      Richmond Insurance Company Limited                                                          Bermuda      100
      Underwriters Adjustment Company, Inc.                                                        Panama      100
   American International Underwriters Overseas, Ltd.                                             Bermuda      100
      A.I.G. Colombia Seguros Generales S.A.                                                     Colombia       94/(18)/
      AIG Brasil Companhia de Seguros S.A.                                                         Brazil     98.2/(19)/
      AIG Europe, S.A.                                                                             France      100/(20)/
      AIG Ireland Limited                                                                         Ireland      100
      AIG General Insurance (Thailand) Ltd.                                                      Thailand      100
      AIG General Insurance (Vietnam) Company Limited                                             Vietnam      100

                               SUBSIDIARIES OF AIG

                                                                                                            Percentage
                                                                                                             of Voting
                                                                                                            Securities
                                                                                        Jurisdiction of       held by
                                                                                       Incorporation or      Immediate
As of December 31, 2008                                                                  Organization       Parent/(1)/
----------------------------------------------------------------------------------   --------------------   -----------
      AIG MEMSA Insurance Company Limited                                            United Arab Emirates      100
      AIG UK Holdings Limited                                                                     England    61.75/(21)/
         AIG Germany Holding GmbH                                                                 Germany      100
            Wurttembergische und Badische Versicherungs-AG                                        Germany      100
               DARAG Deutsche Versicherungs-und Ruckversicherungs-
               Aktiengesellschaft*                                                                Germany      100
         AIG UK Financing Limited                                                                 England      100
            AIG UK Sub Holdings Limited                                                           England      100
               AIG UK Limited                                                                     England      100
                  AIG UK Services Limited                                                         England      100
   AIU North America, Inc.                                                                       New York      100
American Life Insurance Company                                                                  Delaware      100
   AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD                                        Bulgaria      100
   ALICO, S.A.                                                                                     France      100
   First American Polish Life Insurance & Reinsurance Company, S.A.                                Poland      100
   Inversiones Interamericana S.A.                                                                  Chile    99.99
   Pharaonic American Life Insurance Company                                                        Egypt    74.87/(22)/
American Security Life Insurance Company, Ltd.                                               Lichtenstein      100
Delaware American Life Insurance Company                                                         Delaware      100
Mt. Mansfield Company, Inc.                                                                       Vermont      100
The Philippine American Life and General Insurance Company                                the Philippines    99.78
   Pacific Union Assurance Company                                                             California      100
   Philam Equitable Life Assurance Company, Inc.                                          the Philippines       95
   Philam Insurance Company, Inc.                                                         the Philippines      100

----------
(*) In connection with AIG's asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

/(1)/ Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 2, 2009. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/ Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/ Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of
      Pittsburgh, Pa.

/(7)/ Also owned 10 percent by AIG Matched Funding Corp.

/(8)/ Also owned 10 percent by a subsidiary of American Life Insurance Company.

/(9)/ Also owned by 11 other AIG subsidiaries.

/(10)/ Also owned by 11 other AIG subsidiaries.

/(11)/ Also owned 25.77 percent by AIG.

/(12)/ Also owned 21 percent by National Union Fire Insurance Company of
       Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

/(13)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(14)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(15)/ Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

/(16)/ Also owned 35.12 percent by New Hampshire Insurance Company and 19.00 percent by The Insurance Company of the State of Pennsylvania.

/(17)/ Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

/(18)/ Also owned 3.24 percent by American International Underwriters de
       Colombia Ltd.

/(19)/ Also owned 1.8 percent by American Life Insurance Company.

/(20)/ The common stock is owned 8.68 percent by American International
       Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

/(21)/ Also owned 55.1 percent by American International Company, Limited, 2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

/(22)/ Also owned 7.5 percent by AIG Egypt Insurance Company.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

Change of Control of AIG

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of AIG has occurred. The change of control does not in any way alter the Depositor's obligations to its contract owners.

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account I of AIG Life Insurance Company, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of AIG Life Insurance Company affiliates.

(b) Management.

Name and Principal       Positions and Offices with Underwriter
Business Address         American General Equity Services Corporation
----------------------   -------------------------------------------------------
Matthew E. Winter        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings         Executive Vice President, General Counsel and Secretary
2929 Allen Parkway
Houston, TX 77019

Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President, Chief Privacy Officer and Anti-Money
2727 Allen Parkway       Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal       Positions and Offices with Underwriter
Business Address         American General Equity Services Corporation
----------------------   -------------------------------------------------------
Rhonda Washington        Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                                           Compensation on
                    Net Underwriting     Events Occasioning
Name of Principal     Discounts and       the Deduction of      Brokerage        Other
   Underwriter         Commissions     a Deferred Sales Load   Commissions   Compensation
-----------------   ----------------   ---------------------   -----------   ------------
American General
Equity Services
Corporation                 0                    0                  0              0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 or at AIG Life Insurance Company's Administrative Office located at One ALICO Plaza, 600 King Street, CLMK, Wilmington, Delaware 19801.

Item 32. Management Services   Inapplicable

Item 33. Fee Representation

AIG Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by AIG Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account II of AIG Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2009.

                                            VARIABLE ACCOUNT II OF AIG LIFE
                                            INSURANCE COMPANY
                                            (Registrant)

                                        BY: AIG LIFE INSURANCE COMPANY
                                            (On behalf of the Registrant and
                                            itself)


                                        BY: ROBERT F. HERBERT, JR.
                                            ----------------------
                                            ROBERT F. HERBERT, JR.
                                            SENIOR VICE PRESIDENT,
                                               TREASURER AND CONTROLLER

                                    AIGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                       Title                           Date
---------                       -----                           ----


RODNEY O. MARTIN, JR.           Director and Chairman of the    April 30, 2009
-----------------------------   Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER               Director, President and Chief   April 30, 2009
-----------------------------   Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN             Director, Executive Vice        April 30, 2009
-----------------------------   President and Chief Financial
MARY JANE B. FORTIN             Officer


M. BERNARD AIDINOFF             Director                        April 30, 2009
-----------------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG              Director                        April 30, 2009
-----------------------------
DAVID R. ARMSTRONG


RICHARD A. HOLLAR               Director                        April 30, 2009
-----------------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II              Director                        April 30, 2009
-----------------------------
ROYCE G. IMHOFF II


DAVID W. O'LEARY                Director                        April 30, 2009
-----------------------------
DAVID W. O'LEARY

                                    AIGL - 2

Signature                       Title                           Date
---------                       -----                           ----


GARY D. REDDICK                 Director                        April 30, 2009
-----------------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT            Director                        April 30, 2009
-----------------------------
CHRISTOPHER J. SWIFT


JAMES W. WEAKLEY                Director                        April 30, 2009
-----------------------------
JAMES W. WEAKLEY

                                    AIGL - 3

                                                                       333-34199
                                                                       811-04867

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2009.

                                            NATIONAL UNION FIRE INSURANCE
                                            COMPANY OF PITTSBURGH, PA.


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER,
                                            SENIOR VICE PRESIDENT AND
                                            TREASURER

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                       Date
---------                      -----                       ----


*KRISTIAN P. MOOR              Director and Chairman       April 30, 2009
----------------------------
KRISTIAN P. MOOR


*JOHN Q. DOYLE                 Director, President and     April 30, 2009
----------------------------   Chief Executive Officer
JOHN Q. DOYLE


*ROBERT S. SCHIMEK             Director, Chief Financial   April 30, 2009
----------------------------   Officer, Senior Vice
ROBERT S. SCHIMEK              President, and Treasurer


*M. BERNARD AIDINOFF           Director                    April 30, 2009
----------------------------
M. BERNARD AIDINOFF


*DAVID NEIL FIELDS             Director                    April 30, 2009
----------------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG               Director                    April 30, 2009
----------------------------
DAVID L. HERZOG


*ROBERT E. LEWIS               Director                    April 30, 2009
----------------------------
ROBERT E. LEWIS


                               Director                    April __, 2009
----------------------------
MONIKA MARIA MACHON


*NICHOLAS S. TYLER             Director                    April 30, 2009
----------------------------
NICHOLAS S. TYLER


*NICHOLAS C. WALSH             Director                    April 30, 2009
----------------------------
NICHOLAS C. WALSH


*MARK TIMOTHY WILLIS           Director                    April 30, 2009
----------------------------
MARK TIMOTHY WILLIS


* BY: ROBERT S. SCHIMEK
      ----------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r)(3) to the
      Registration Statement)

                                  EXHIBIT INDEX

Item 26. Exhibits

     (e)(2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997.

     (e)(3)      Form of Subaccount Transfer Request Form.

     (e)(4)      Form of Premium Allocation Form.

     (e)(5)      Form of Loan/Surrender Request Form.

     (e)(6)      Form of Dollar Cost Averaging Request Form.

     (e)(8)      Form of Reallocation and Rebalancing Request Form.

     (e)(9)      Form of Automatic Rebalancing Request.

     (h)(7)(e) Form of Amendment No. 5 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AIG Life Insurance Company and American General Equity Services Corporation, dated as of March 1, 2009.

     (h)(17)(a) Form of Amended and Restated Administrative Services Agreement by and between Franklin Templeton Services, LLC and AIG Life Insurance Company.

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

     (q)(1) Description of AIG Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009.

                                       E-1